UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

  MML Series Investment Fund

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082
(Address of principal executive offices)	(Zip code)

  Tina Wilson

100 Bright Meadow Blvd., Enfield, CT	06082
(Name and address of agent for service)

  Registrant’s telephone number, including area code:      (860) 562-1000

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Tina Wilson

“MassMutual believes that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing.”

December 31, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. One campaign promise fulfilled was the passage of tax reform, as President Trump signed sweeping tax legislation (i.e., the Tax Cuts and Jobs Act) into law on December 22, 2017.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe investors preparing for retirement income who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their long-term income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement accounts. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

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MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining retirement accounts that contain a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for adequate retirement income based on your long-term needs;

•	are invested properly for all market conditions, based on your retirement income goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than people. Our commitment has always been to help you care for the people you care about. We’ve helped people secure their future and protect the ones they love since 1851. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet, beginning in 2017.

•	Investment-grade bond investors saw the smallest returns during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended December 31, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment types.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled, for a good bit of the year, to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period. One campaign promise that the President was able to fulfill, however, was the passage of tax reform (i.e., the Tax Cuts and Jobs Act), which he signed into law on December 22, 2017.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. (This, despite the fact that many companies cited the impact of hurricanes and high foreign exchange rates as negatively impacting earnings or revenue in the third quarter.) While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to influence domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence. The Fed raised short-term interest rates three times during the fiscal year – in March, June and December of 2017. After starting the reporting period at 0.75%, the short-term interest rate ended the year at 1.50%. In September, the Fed introduced plans to begin selling down its balance sheet, ending the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). In other Fed news, President Trump announced his

3

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

selection of Jerome Powell as the next Fed chair following current chair Janet Yellen’s term. The selection, which was largely anticipated, is expected to be supportive of markets. As noted earlier, the Fed’s impact on the markets in 2017 was relatively muted compared to recent years, when the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

During the one-year period ended December 31, 2017, the technology-focused NASDAQ Composite® Index rose 29.64%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 21.83%, the Dow Jones Industrial AverageSM grew 28.11%, and the Russell 2000® Index of small-capitalization stocks added 14.65%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed other domestic indexes for the reporting period, as the Russell 1000® Growth Index reported a remarkable 30.21% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned an impressive 25.03% for the fiscal year. Developing market companies also delivered strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose an astounding 37.28%.*

Investment-grade bond investors were once again left largely on the sidelines, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, advanced only 3.54% for the period. Market yields generally accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging time for the bond market.

Yield on the 2-year U.S. Treasury bond rose to end the reporting period at 1.88%. Yield on the 10-year Treasury bond dropped a modest 0.03%, ending the period at 2.41%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed-income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 7.50%.*

With nine consecutive quarters of positive returns for the S&P 500 now in the history books, thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is, for those investors seeking retirement income, the wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. Consequently, as we close out this fiscal year, you may find that this is the right time to evaluate your portfolio to ensure that it matches your overall risk tolerance, investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

4

MML Allocation Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (MML Advisers)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MML Advisers.

Through their investment in MML Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, commodities, real estate, and short-term investments of any kind.

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below. However, a portion of each Fund’s allocation to equity and/or fixed income funds may be allocated to funds that invest in “alternative” investments, such as commodities, precious metals, real estate, and foreign currencies; such “alternative” investments are limited to 15% of the Fund’s total assets.

•	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2017?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market; the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets; and the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

5

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Bloomberg Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	9.62%	10.90%	21.13%	27.19%	3.54%*

MML Balanced Allocation Fund	11.48%	12.80%	21.13%*	27.19%	3.54%

MML Moderate Allocation Fund	13.33%	14.72%	21.13%*	27.19%	3.54%

MML Growth Allocation Fund	16.07%	17.64%	21.13%*	27.19%	3.54%

MML Aggressive Allocation Fund	18.77%	20.89%	21.13%*	27.19%	3.54%

* Benchmark return

Each of the MML Allocation Series Funds underperformed its respective Custom Index, the Russell 3000 Index, and the MSCI ACWI ex USA. All five Funds outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the full year.

MML Allocation Fund Series Custom Indexes

•	The Custom MML Conservative Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively.

•	The Custom MML Balanced Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•	The Custom MML Moderate Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively.

•	The Custom MML Growth Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•	The Custom MML Aggressive Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2017, the MML Allocation Series Funds delivered strong returns. The five Funds maintain a graduated exposure to equities across the Series, which propelled returns in 2017’s strong equity environment. Consequently, those Funds with higher equity allocations outperformed their Series counterparts with higher fixed-income allocations.

Stock markets in 2017 experienced a combination of outstanding returns, with low volatility making for great rewards compared to other asset classes. So for equity investors, the year was an easy ride, as all 12 months of the S&P 500 Index total return were positive.

Equity markets across the globe were up significantly for the year. Allocations across various asset classes intended to diversify risks in the Funds were mixed, as international equities benefited the Funds and non-equity asset classes underperformed in their relative contribution to the Funds. Specifically, exposure to emerging-market equities – with synchronized global growth taking hold for the first time since 2011 – and additional return support by nearly a 10% decline in the U.S. dollar helped emerging-market equities record the top performance of the major sub-asset classes at 37.28%, as measured by the MSCI Emerging Markets Index.

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

Highlighting the range of return outcomes compared to equities, the investment-grade bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a 3.54% return in 2017, as interest rates were relatively stable, with bond yields (as measured by the 10-year Treasury bond) remaining flat for the year. Returns for alternative investments such as U.S. real estate investment trusts (REITs) and commodities were also modest, as a portfolio of 50 percent U.S. REITs (NAREIT Index) and 50 percent commodities (Bloomberg Commodity Index) returned only 5.21% for the year. As a result, diversification beyond traditional equities, which over the long term, has the potential to reduce portfolio volatility and make for a smoother ride for investors, did not pay off in 2017.

Investment adviser outlook

As we enter 2018, we continue to see the equity markets as extended and valuations high relative to market history. Although the economy continues to grow modestly and, in our view, could get a small boost in 2018 from tax reform, we expect that growth will settle back down again in 2019. Several factors are coming into play: We are getting later in the economic growth cycle, the U.S. Federal Reserve has been raising interest rates and tapering their balance sheet, there are diminishing tailwinds from a declining unemployment rate, high company profit margins have been reported, and there is historically low volatility. Against this backdrop, we feel that diversification across global assets could be a smart approach for what we believe could be a bumpier ride for the markets in 2018.

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MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/17

Fixed Income Funds	60.6%
Equity Funds	39.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/17

Fixed Income Funds	50.5%
Equity Funds	49.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/17

Equity Funds	59.8%
Fixed Income Funds	40.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/17

Equity Funds	74.8%
Fixed Income Funds	25.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/17

Equity Funds	89.9%
Fixed Income Funds	10.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

8

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	9.62%	6.21%	5.38%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	4.01%
Russell 3000 Index	21.13%	15.58%	8.60%
MSCI ACWI ex USA	27.19%	6.80%	1.84%
Custom MML Conservative Allocation Index	10.90%	6.60%	5.62%

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	9.33%	5.94%	5.83%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	4.15%
Russell 3000 Index	21.13%	15.58%	10.39%
MSCI ACWI ex USA	27.19%	6.80%	4.06%
Custom MML Conservative Allocation Index	10.90%	6.60%	6.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

9

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	11.48%	7.30%	5.48%
Russell 3000 Index*	21.13%	15.58%	8.60%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI ACWI ex USA	27.19%	6.80%	1.84%
Custom MML Balanced Allocation Index	12.80%	7.73%	5.93%

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	11.21%	7.02%	6.14%
Russell 3000 Index*	21.13%	15.58%	10.39%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%
MSCI ACWI ex USA	27.19%	6.80%	4.06%
Custom MML Balanced Allocation Index	12.80%	7.73%	6.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

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MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	13.33%	8.37%	5.84%
Russell 3000 Index*	21.13%	15.58%	8.60%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI ACWI ex USA	27.19%	6.80%	1.84%
Custom MML Moderate Allocation Index	14.72%	8.86%	6.22%

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	12.99%	8.11%	6.68%
Russell 3000 Index*	21.13%	15.58%	10.39%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%
MSCI ACWI ex USA	27.19%	6.80%	4.06%
Custom MML Moderate Allocation Index	14.72%	8.86%	7.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	16.07%	9.97%	6.14%
Russell 3000 Index*	21.13%	15.58%	8.60%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI ACWI ex USA	27.19%	6.80%	1.84%
Custom MML Growth Allocation Index	17.64%	10.56%	6.57%

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	15.81%	9.68%	7.27%
Russell 3000 Index*	21.13%	15.58%	10.39%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%
MSCI ACWI ex USA	27.19%	6.80%	4.06%
Custom MML Growth Allocation Index	17.64%	10.56%	8.03%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	18.77%	11.50%	6.49%
Russell 3000 Index*	21.13%	15.58%	8.60%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI ACWI ex USA	27.19%	6.80%	1.84%
Custom MML Aggressive Allocation Index	20.89%	12.38%	6.80%

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	18.44%	11.24%	7.88%
Russell 3000 Index*	21.13%	15.58%	10.39%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%
MSCI ACWI ex USA	27.19%	6.80%	4.06%
Custom MML Aggressive Allocation Index	20.89%	12.38%	8.56%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund returned 27.78%, outperforming, by a wide margin, the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in U.S. equity market. The Fund underperformed the 30.21% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, U.S. equity markets continued to stage an impressive rally, as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled stocks in the information technology sector.

Outside the U.S., European stocks rose, as a powerful combination of central bank stimulus and accelerating corporate earnings propelled their valuations. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

With respect to the Fund, larger-than-benchmark investments and stock selection in the information technology and consumer discretionary sectors boosted returns for the year. Among the Fund’s top contributors was consumer discretionary company Amazon.com, which posted a double-digit gain to its share price. Another standout performer was information technology company Facebook. This Fund holding outperformed analysts’ expectations as well as some of its own guidance – and surpassed, for the first time, two billion monthly active users.

Exposure to the energy sector detracted from performance for the year, despite OPEC’s decision to extend oil production cuts into 2018. Specifically, energy exploration and production company Noble Energy and oil-field services company Schlumberger were two Fund holdings that detracted from the Fund’s full-year results.

Capital Research’s outlook

Although U.S. economic growth remained strong with gross domestic product (GDP) growing at an annualized pace of 3.2% in the third quarter, we are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes from U.S. tax reform. Fund management continues to favor well-positioned, growth-oriented companies that they believe have the potential to generate free cash flow in different economic environments.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/17

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class I	27.78%	15.71%	9.88%
S&P 500 Index*	21.83%	15.79%	10.42%
Russell 1000 Growth Index	30.21%	17.33%	11.76%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

16

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund returned 31.65%, outperforming the 27.19% return of MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed the 25.03% return of the MSCI EAFE Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory, while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets.

The Fund’s investments in the information technology sector contributed the most to absolute and relative returns for the year. The Fund took advantage of the rally in the information technology sector, as two Chinese Fund holdings contributed the most. The first was Tencent (a multinational holding company whose subsidiaries specialize in internet-related services and products, entertainment, and artificial intelligence worldwide); the second, Alibaba Group Holding, a multinational conglomerate that provides consumer-to-consumer, business-to-consumer and business-to-business sales services through web portals, electronic payment services, shopping search engines, and cloud computing services. Accelerated revenue growth and strong Chinese consumption contributed to an increase in both companies’ stock prices.

The Fund’s investments in the financials sector were also among the top contributors to returns for the year. Specifically, Fund holding Indian bank HDFC Bank surged after the company reported healthy second-quarter profits, as it continued to gain market share from state-owned banks.

The Fund’s investments in the health care sector hindered returns the most during the year. Teva Pharmaceutical Industries, Ltd., an Israeli multinational pharmaceutical company that specializes primarily in generic drugs, was one Fund holding that was among the top detractors from relative returns for the year, as the company’s share price declined due to worse-than-expected results for the second quarter.

Capital Research’s outlook

We continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. That is why we take a multilayered approach to research, and invest in different geographies, industries and ultimately companies that we believe can control their own destiny through efficiencies or innovative products.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/17

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class I	31.65%	8.62%	5.16%
MSCI ACWI ex USA*	27.19%	6.80%	4.06%
MSCI EAFE Index	25.03%	7.90%	4.19%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

19

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund returned 14.94%, underperforming the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in U.S. equity market. The Fund underperformed the 27.19% return of the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Finally, the Fund’s 14.94% return underperformed the 15.70% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – Bond Fund (the “Bond Fund”) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) for the year, as bond returns were strong across most sectors. The Treasury curve flattened, as shorter-term rates rose, and longer-term rates fell. This occurred in part due to the Federal Reserve increasing short-term interest rates by 0.75% over the course of the year and strong demand persisting for longer-dated Treasuries. Credit flourished as corporate bond spreads also tightened 0.30% to 0.93%, nearing the lowest levels of the recovery. High-yield bonds returned 7.50% and investment-grade bonds rose 6.42%. Duration management throughout the year contributed significantly to the Bond Fund’s relative returns. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) The Bond Fund also benefited from sector allocation, with U.S. Treasuries contributing most to relative returns.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark in 2017, as the Income and Growth Fund’s investments in the energy sector hindered returns, despite OPEC’s production cuts aimed at propping up oil prices. Specifically, energy exploration and production company Halliburton was one Income and Growth Fund holding that hampered performance. Telecommunication services company CenturyLink was another holding that proved to be a drag on returns, as the company missed third-quarter earnings and revenue estimates. A lack of investments in certain growth stocks in the information technology sector – such as Facebook and Alphabet – hampered relative

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

returns for the year. On a country basis, lower-than-benchmark investments in U.S.-domiciled companies also detracted from relative returns. Investments in information technology and health care companies boosted returns. Posting double-digit gains was health care company AbbVie, an Income and Growth Fund holding that reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. The stock price of Income and Growth Fund holding Intel also rose, as the company reported better-than-expected third quarter earnings and revenue from its data center.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) outperformed the benchmark for the year, as consumer discretionary and health care sectors contributed the most to the Growth-Income Fund’s relative returns. Among consumer discretionary companies, Amazon.com reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie was a Growth-Income Fund holding that reported stellar third-quarter earnings, outperforming consensus estimates. Growth-Income Fund investments in the energy sector hindered absolute results, as two Growth-Income Fund holdings – energy exploration and production company Noble Energy and oil-field services company Schlumberger – detracted from returns.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “Index”) for the year, as the International Fund’s investments in the information technology sector contributed the most to absolute and relative returns. The International Fund took advantage of the rally in the information technology sector, as two of its Chinese holdings contributed the most. The first was Tencent (a multinational holding company whose subsidiaries specialize in internet-related services and products, entertainment, and artificial intelligence worldwide); the second, Alibaba Group Holding, a multinational conglomerate that provides consumer-to-consumer, business-to-consumer, and business-to-business sales services through web portals, electronic payment services, shopping search engines, and cloud computing services. Accelerated revenue growth and strong Chinese consumption contributed to an increase in both companies’ stock prices. The International Fund’s investments in the financials sector were also among the top contributors to returns for the year. Specifically, International Fund holding HDFC Bank surged after the company reported healthy second-quarter profits, as it continued to gain market share from state-owned banks. The International Fund’s investments in the health care sector hindered returns. Teva Pharmaceutical Industries, Ltd., an Israeli multinational pharmaceutical company that specializes primarily in generic drugs, was one holding that was among the top detractors from relative returns for the year, as the company’s share price declined due to worse-than-expected results for the second quarter.

Capital Research’s outlook

On the whole, in our view, the U.S. economy appears to be in good shape and has the potential to grow at a moderate pace in 2018. With respect to the Bond Fund, we believe that, as U.S. interest rates increase, investors may have the opportunity to reinvest at higher yields. Fund management expects there could be continued demand for relatively safe, income-producing securities.

Heading into 2018, the Income and Growth Fund’s portfolio managers are keeping a close watch on the U.S. economy. They continue to favor well-managed, high-quality companies that they estimate have the potential to generate positive cash flow in different economic environments. With respect to the Growth-Income Fund, Fund management believes that as equity markets continue to advance, the sustainability of this remarkable bull market is in question. Fund management exercises caution and continues to conduct global research and fundamental analysis to identify companies that, in their view, are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

Finally, with respect to the International Fund, Fund management continues to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. Fund management takes a multilayered approach to research, investing in different geographies, industries, and, ultimately, companies that they believe may be able to control their own destiny through efficiencies or innovative products.

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/17

Equity Funds	64.5%
Fixed Income Funds	35.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the MSCI ACWI ex USA, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class I	14.94%	9.62%	6.84%
S&P 500 Index*	21.83%	15.79%	10.42%
MSCI ACWI ex USA	27.19%	6.80%	4.06%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%
Custom MML Core Allocation Index	15.70%	10.07%	7.99%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI ACWI ex USA, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 39.5%
MML Blue Chip Growth Fund, Initial Class (a)	657,890	$11,453,863
MML Equity Income Fund, Initial Class (a)	1,038,073	12,975,913
MML Equity Index Fund, Class III (a)	439,521	13,611,967
MML Focused Equity Fund, Class II (a)	187,702	2,381,942
MML Foreign Fund, Initial Class (a)	879,263	9,891,708
MML Fundamental Growth Fund, Class II (a)	657,075	8,502,554
MML Fundamental Value Fund, Class II (a)	814,783	12,563,957
MML Global Fund, Class I (a)	933,854	12,177,458
MML Income & Growth Fund, Initial Class (a)	1,068,223	13,587,795
MML International Equity Fund, Class II (a)	634,713	7,597,510
MML Large Cap Growth Fund, Initial Class (a)	369,697	3,952,062
MML Mid Cap Growth Fund, Initial Class (a)	491,804	7,962,302
MML Mid Cap Value Fund, Initial Class (a)	847,203	10,285,049
MML Small Cap Growth Equity Fund, Initial Class (a)	158,554	2,374,588
MML Small Company Value Fund, Class II (a)	284,935	4,815,407
MML Small/Mid Cap Value Fund, Initial Class (a)	178,471	2,496,808
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	31,750	2,673,680
Oppenheimer Global Fund/VA, Non-Service Shares (a)	168,251	7,978,470
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	3,177,122	31,262,882
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	2,592,094	6,713,523
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	87,544	2,823,284

		188,082,722

Fixed Income Funds — 60.6%
MML Dynamic Bond Fund, Class II (a)	6,816,148	67,820,671
MML High Yield Fund, Class II (a)	1,431,790	14,332,217
MML Inflation-Protected and Income Fund, Initial Class (a)	1,992,203	20,240,785

	Number of Shares	Value
MML Managed Bond Fund, Initial Class (a)	8,100,277	$100,563,014
MML Short-Duration Bond Fund, Class II (a)	2,614,131	25,435,499
MML Total Return Bond Fund, Class II (a)	5,793,656	60,022,275

		288,414,461

TOTAL MUTUAL FUNDS (Cost $467,386,881)		476,497,183

TOTAL LONG-TERM INVESTMENTS (Cost $467,386,881)		476,497,183

TOTAL INVESTMENTS — 100.1% (Cost $467,386,881) (b)		476,497,183

Other Assets/(Liabilities) — (0.1)%		(360,104)

NET ASSETS — 100.0%		$476,137,079

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 49.6%
MML Blue Chip Growth Fund, Initial Class (a)	1,031,521	$17,958,778
MML Equity Income Fund, Initial Class (a)	1,610,456	20,130,705
MML Equity Index Fund, Class III (a)	631,258	19,550,073
MML Focused Equity Fund, Class II (a)	281,150	3,567,797
MML Foreign Fund, Initial Class (a)	1,528,592	17,196,665
MML Fundamental Growth Fund, Class II (a)	1,060,798	13,726,720
MML Fundamental Value Fund, Class II (a)	1,303,155	20,094,654
MML Global Fund, Class I (a)	1,391,985	18,151,487
MML Income & Growth Fund, Initial Class (a)	1,606,552	20,435,340
MML International Equity Fund, Class II (a)	1,184,432	14,177,648
MML Large Cap Growth Fund, Initial Class (a)	558,753	5,973,075
MML Mid Cap Growth Fund, Initial Class (a)	901,770	14,599,661
MML Mid Cap Value Fund, Initial Class (a)	1,426,284	17,315,093
MML Small Cap Growth Equity Fund, Initial Class (a)	282,916	4,237,103
MML Small Company Value Fund, Class II (a)	426,934	7,215,190
MML Small/Mid Cap Value Fund, Initial Class (a)	348,987	4,882,327
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	59,214	4,986,388
Oppenheimer Global Fund/VA, Non-Service Shares (a)	246,872	11,706,652
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	4,289,196	42,205,693
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	5,556,767	14,392,028
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	139,823	4,509,287

		297,012,364

Fixed Income Funds — 50.5%
MML Dynamic Bond Fund, Class II (a)	6,817,719	67,836,306
MML High Yield Fund, Class II (a)	1,606,252	16,078,587
MML Inflation-Protected and Income Fund, Initial Class (a)	2,171,277	22,060,179

	Number of Shares	Value
MML Managed Bond Fund, Initial Class (a)	8,397,442	$104,252,244
MML Short-Duration Bond Fund, Class II (a)	3,063,372	29,806,611
MML Total Return Bond Fund, Class II (a)	6,057,003	62,750,547

		302,784,474

TOTAL MUTUAL FUNDS (Cost $586,443,680)		599,796,838

TOTAL LONG-TERM INVESTMENTS (Cost $586,443,680)		599,796,838

TOTAL INVESTMENTS — 100.1% (Cost $586,443,680) (b)		599,796,838

Other Assets/(Liabilities) — (0.1)%		(443,018)

NET ASSETS — 100.0%		$599,353,820

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 59.8%
MML Blue Chip Growth Fund, Initial Class (a)	4,965,972	$86,457,565
MML Equity Income Fund, Initial Class (a)	7,899,749	98,746,858
MML Equity Index Fund, Class III (a)	2,983,088	92,386,239
MML Focused Equity Fund, Class II (a)	2,008,692	25,490,301
MML Foreign Fund, Initial Class (a)	8,247,826	92,788,041
MML Fundamental Growth Fund, Class II (a)	4,114,483	53,241,410
MML Fundamental Value Fund, Class II (a)	6,448,042	99,428,806
MML Global Fund, Class I (a)	6,631,669	86,476,962
MML Income & Growth Fund, Initial Class (a)	7,794,862	99,150,642
MML International Equity Fund, Class II (a)	6,851,208	82,008,958
MML Large Cap Growth Fund, Initial Class (a)	2,947,915	31,513,216
MML Mid Cap Growth Fund, Initial Class (a)	4,936,283	79,918,423
MML Mid Cap Value Fund, Initial Class (a)	7,311,502	88,761,637
MML Small Cap Growth Equity Fund, Initial Class (a)	1,415,657	21,201,651
MML Small Company Value Fund, Class II (a)	2,316,041	39,141,100
MML Small/Mid Cap Value Fund, Initial Class (a)	1,709,037	23,909,426
MML Strategic Emerging Markets Fund, Class II (a)	3,758,390	43,484,577
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	296,532	24,970,974
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,185,281	56,206,012
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	18,893,953	185,916,498
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	18,237,528	47,235,197
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	450,762	14,537,070

		1,472,971,563

	Number of Shares	Value
Fixed Income Funds — 40.3%
MML Dynamic Bond Fund, Class II (a)	22,222,002	$221,108,920
MML High Yield Fund, Class II (a)	5,156,965	51,621,220
MML Inflation-Protected and Income Fund, Initial Class (a)	7,635,325	77,574,907
MML Managed Bond Fund, Initial Class (a)	27,120,586	336,695,620
MML Short-Duration Bond Fund, Class II (a)	10,756,921	104,664,844
MML Total Return Bond Fund, Class II (a)	19,502,355	202,044,395

		993,709,906

TOTAL MUTUAL FUNDS (Cost $2,376,504,360)		2,466,681,469

TOTAL LONG-TERM INVESTMENTS (Cost $2,376,504,360)		2,466,681,469

TOTAL INVESTMENTS — 100.1% (Cost $2,376,504,360) (b)		2,466,681,469

Other Assets/(Liabilities) — (0.1)%		(1,809,815)

NET ASSETS — 100.0%		$2,464,871,654

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 74.8%
MML Blue Chip Growth Fund, Initial Class (a)	4,320,727	$75,223,853
MML Equity Income Fund, Initial Class (a)	6,749,823	84,372,793
MML Equity Index Fund, Class III (a)	2,636,899	81,664,763
MML Focused Equity Fund, Class II (a)	1,842,897	23,386,361
MML Foreign Fund, Initial Class (a)	7,276,037	81,855,412
MML Fundamental Growth Fund, Class II (a)	3,177,376	41,115,243
MML Fundamental Value Fund, Class II (a)	5,496,861	84,761,589
MML Global Fund, Class I (a)	5,733,335	74,762,688
MML Income & Growth Fund, Initial Class (a)	6,706,548	85,307,296
MML International Equity Fund, Class II (a)	6,294,471	75,344,818
MML Large Cap Growth Fund, Initial Class (a)	2,625,639	28,068,081
MML Mid Cap Growth Fund, Initial Class (a)	4,652,757	75,328,139
MML Mid Cap Value Fund, Initial Class (a)	6,322,176	76,751,221
MML Small Cap Growth Equity Fund, Initial Class (a)	1,204,698	18,042,210
MML Small Company Value Fund, Class II (a)	2,015,647	34,064,429
MML Small/Mid Cap Value Fund, Initial Class (a)	1,988,570	27,820,094
MML Strategic Emerging Markets Fund, Class II (a)	3,973,710	45,975,823
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	290,237	24,440,830
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,023,589	48,538,580
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	14,464,694	142,332,587
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	16,630,822	43,073,829
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	650,563	20,980,653

		1,293,211,292

	Number of Shares	Value
Fixed Income Funds — 25.3%
MML Dynamic Bond Fund, Class II (a)	8,839,233	$87,950,370
MML High Yield Fund, Class II (a)	1,350,252	13,516,018
MML Inflation-Protected and Income Fund, Initial Class (a)	6,746,007	68,539,428
MML Managed Bond Fund, Initial Class (a)	10,860,296	134,827,992
MML Short-Duration Bond Fund, Class II (a)	5,175,208	50,354,773
MML Total Return Bond Fund, Class II (a)	7,820,296	81,018,266

		436,206,847

TOTAL MUTUAL FUNDS (Cost $1,615,844,467)		1,729,418,139

TOTAL LONG-TERM INVESTMENTS (Cost $1,615,844,467)		1,729,418,139

TOTAL INVESTMENTS — 100.1% (Cost $1,615,844,467) (b)		1,729,418,139

Other Assets/(Liabilities) — (0.1)%		(1,077,404)

NET ASSETS — 100.0%		$1,728,340,735

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 89.9%
MML Blue Chip Growth Fund, Initial Class (a)	480,406	$8,363,872
MML Equity Income Fund, Initial Class (a)	714,545	8,931,817
MML Equity Index Fund, Class III (a)	251,041	7,774,745
MML Focused Equity Fund, Class II (a)	200,768	2,547,743
MML Foreign Fund, Initial Class (a)	792,681	8,917,658
MML Fundamental Growth Fund, Class II (a)	314,081	4,064,203
MML Fundamental Value Fund, Class II (a)	577,684	8,907,887
MML Global Fund, Class I (a)	663,269	8,649,029
MML Income & Growth Fund, Initial Class (a)	710,497	9,037,523
MML International Equity Fund, Class II (a)	670,446	8,025,233
MML Large Cap Growth Fund, Initial Class (a)	288,365	3,082,620
MML Mid Cap Growth Fund, Initial Class (a)	546,898	8,854,279
MML Mid Cap Value Fund, Initial Class (a)	724,354	8,793,658
MML Small Cap Growth Equity Fund, Initial Class (a)	156,712	2,347,009
MML Small Company Value Fund, Class II (a)	237,016	4,005,568
MML Small/Mid Cap Value Fund, Initial Class (a)	221,615	3,100,389
MML Strategic Emerging Markets Fund, Class II (a)	498,392	5,766,400
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a)	36,076	3,037,934
Oppenheimer Global Fund/VA, Non-Service Shares (a)	110,178	5,224,658
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares (a)	1,424,712	14,019,162
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	1,647,253	4,266,387
Oppenheimer Main Street Fund/VA, Non-Service Shares (a)	99,838	3,219,789

		140,937,563

Fixed Income Funds — 10.2%
MML Dynamic Bond Fund, Class II (a)	245,120	2,438,947

	Number of Shares	Value
MML Inflation-Protected and Income Fund, Initial Class (a)	404,647	$4,111,211
MML Managed Bond Fund, Initial Class (a)	303,332	3,765,799
MML Short-Duration Bond Fund, Class II (a)	341,574	3,323,519
MML Total Return Bond Fund, Class II (a)	221,525	2,295,000

		15,934,476

TOTAL MUTUAL FUNDS (Cost $146,344,970)		156,872,039

TOTAL LONG-TERM INVESTMENTS (Cost $146,344,970)		156,872,039

TOTAL INVESTMENTS — 100.1% (Cost $146,344,970) (b)		156,872,039

Other Assets/(Liabilities) — (0.1)%		(108,927)

NET ASSETS — 100.0%		$156,763,112

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	2,210,585	$172,094,020

TOTAL MUTUAL FUNDS (Cost $149,473,435)		172,094,020

TOTAL LONG-TERM INVESTMENTS (Cost $149,473,435)		172,094,020

TOTAL INVESTMENTS — 100.1% (Cost $149,473,435) (a)		172,094,020

Other Assets/(Liabilities) — (0.1)%		(197,821)

NET ASSETS — 100.0%		$171,896,199

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds International Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds International Fund, Class 1	3,086,948	$67,017,646

TOTAL MUTUAL FUNDS (Cost $56,667,401)		67,017,646

TOTAL LONG-TERM INVESTMENTS (Cost $56,667,401)		67,017,646

TOTAL INVESTMENTS — 100.1% (Cost $56,667,401) (a)		67,017,646

Other Assets/(Liabilities) — (0.1)%		(86,494)

NET ASSETS — 100.0%		$66,931,152

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 64.5%
American Funds Blue Chip Income and Growth Fund, Class 1	16,977,705	$253,986,463
American Funds Growth-Income Fund, Class 1	6,143,658	308,534,482
American Funds International Fund, Class 1	6,614,086	143,591,797

		706,112,742

Fixed Income Funds — 35.6%
American Funds Bond Fund, Class 1	35,987,372	389,383,366

TOTAL MUTUAL FUNDS (Cost $1,010,215,150)		1,095,496,108

TOTAL LONG-TERM INVESTMENTS (Cost $1,010,215,150)		1,095,496,108

TOTAL INVESTMENTS — 100.1% (Cost $1,010,215,150) (a)		1,095,496,108

Other Assets/(Liabilities) — (0.1)%		(1,222,278)

NET ASSETS — 100.0%		$1,094,273,830

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2017

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value — affiliated issuers (Note 2 & 7) (b)	476,497,183	599,796,838

Total investments	476,497,183	599,796,838

Receivables from:
Investments sold	594,604	192,669
Investment adviser (Note 3)	-	-
Fund shares sold	206,091	94,852

Total assets	477,297,878	600,084,359

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	797,767	283,831
Trustees’ fees and expenses (Note 3)	60,519	73,351
Affiliates (Note 3):
Investment advisory fees	40,545	50,973
Administration fees	-	-
Service fees	234,581	294,091
Accrued expense and other liabilities	27,387	28,293

Total liabilities	1,160,799	730,539

Net assets	$476,137,079	$599,353,820

Net assets consist of:
Paid-in capital	$453,903,013	$556,159,333
Undistributed (accumulated) net investment income (loss)	10,268,085	11,989,816
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,855,679	17,851,513
Net unrealized appreciation (depreciation) on investments and foreign currency translations	9,110,302	13,353,158

Net assets	$476,137,079	$599,353,820

(a) Cost of investments — unaffiliated issuers	$-	$-
(b) Cost of investments — affiliated issuers:	$467,386,881	$586,443,680

The accompanying notes are an integral part of the financial statements.

32

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$172,094,020	$67,017,646	$1,095,496,108
2,466,681,469	1,729,418,139	156,872,039	-	-	-

2,466,681,469	1,729,418,139	156,872,039	172,094,020	67,017,646	1,095,496,108

188,405	146,671	-	-	-	8,057
-	-	-	-	1,509	-
48,306	41,320	64,533	101,253	155,968	109,938

2,466,918,180	1,729,606,130	156,936,572	172,195,273	67,175,123	1,095,614,103

-	-	58,944	94,661	151,204	-
221,578	177,491	4,642	5,555	4,361	111,394
267,176	221,934	15,486	15,327	7,478	101,727

209,328	146,263	13,251	21,789	8,390	177,530
-	-	-	36,315	13,984	230,864
1,303,790	681,873	56,460	107,944	41,864	686,193
44,654	37,834	24,677	17,483	16,690	32,565

2,046,526	1,265,395	173,460	299,074	243,971	1,340,273

$2,464,871,654	$1,728,340,735	$156,763,112	$171,896,199	$66,931,152	$1,094,273,830

$2,234,565,749	$1,490,435,587	$138,026,012	$128,771,303	$54,024,562	$918,043,358
44,411,862	26,448,630	1,903,413	476,348	512,758	18,092,335
95,716,934	97,882,846	6,306,618	20,027,963	2,043,587	72,857,179
90,177,109	113,573,672	10,527,069	22,620,585	10,350,245	85,280,958

$2,464,871,654	$1,728,340,735	$156,763,112	$171,896,199	$66,931,152	$1,094,273,830

$-	$-	$-	$149,473,435	$56,667,401	$1,010,215,150
$2,376,504,360	$1,615,844,467	$146,344,970	$-	$-	$-

33

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$107,293,685	$139,772,858

Shares outstanding (a)	10,723,862	13,762,195

Net asset value, offering price and redemption price per share	$10.01	$10.16

Service Class shares:
Net assets	$368,843,394	$459,580,962

Shares outstanding (a)	37,244,818	45,651,407

Net asset value, offering price and redemption price per share	$9.90	$10.07

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$417,669,979	$647,612,581	$66,516,772	$-	$-	$-

37,979,144	66,441,871	6,225,285	-	-	-

$11.00	$9.75	$10.68	$-	$-	$-

$2,047,201,675	$1,080,728,154	$90,246,340	$-	$-	$-

188,173,374	111,778,132	8,561,906	-	-	-

$10.88	$9.67	$10.54	$-	$-	$-

$-	$-	$-	$171,896,199	$66,931,152	$1,094,273,830

-	-	-	11,961,270	6,123,807	86,876,145

$-	$-	$-	$14.37	$10.93	$12.60

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2017

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$-	$-
Dividends — affiliated issuers (Note 7)	11,174,888	12,983,808
Interest	-	-

Total investment income	11,174,888	12,983,808

Expenses (Note 3):
Investment advisory fees	472,481	593,868
Custody fees	23,335	23,339
Audit fees	30,943	31,035
Legal fees	7,969	9,967
Proxy fees	976	976
Shareholder reporting fees	10,570	12,177
Trustees’ fees	32,439	40,769

	578,713	712,131
Administration fees:
Service Class I	-	-
Service fees:
Service Class	905,236	1,138,527
Service Class I	-	-

Total expenses	1,483,949	1,850,658
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses	1,483,949	1,850,658

Net investment income (loss)	9,690,939	11,133,150

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	50	-
Investment transactions — affiliated issuers (Note 7)	(1,737,628)	4,937,721
Realized gain distributions — unaffiliated issuers	-	-
Realized gain distributions — affiliated issuers (Note 7)	9,878,548	15,773,873

Net realized gain (loss)	8,140,970	20,711,594

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	24,561,837	30,903,077

Net change in unrealized appreciation (depreciation)	24,561,837	30,903,077

Net realized gain (loss) and change in unrealized appreciation (depreciation)	32,702,807	51,614,671

Net increase (decrease) in net assets resulting from operations	$42,393,746	$62,747,821

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,193,343	$931,287	$20,258,942
47,892,667	27,501,735	1,968,642	-	-	-
-	-	-	-	-	1

47,892,667	27,501,735	1,968,642	1,193,343	931,287	20,258,943

2,440,344	1,676,961	147,102	237,965	93,131	1,994,873
24,356	24,381	24,357	2,215	2,216	6,730
32,404	31,839	30,705	30,711	30,640	31,360
39,834	27,272	2,435	2,678	1,054	17,685
976	976	976	976	976	975
40,409	28,115	5,442	4,479	3,611	15,114
167,444	114,784	10,035	10,791	4,236	70,494

2,745,767	1,904,328	221,052	289,815	135,864	2,137,231

-	-	-	396,609	155,219	2,581,960

5,058,008	2,614,459	210,442	-	-	-
-	-	-	396,609	155,219	2,581,960

7,803,775	4,518,787	431,494	1,083,033	446,302	7,301,151

-	-	-	-	(11,691)	-

7,803,775	4,518,787	431,494	1,083,033	434,611	7,301,151

40,088,892	22,982,948	1,537,148	110,310	496,676	12,957,792

590	11	-	5,384,740	1,390,543	43,612,423
27,083,488	38,801,319	510,874	-	-	-
-	-	-	15,027,196	718,531	34,503,851
78,121,599	66,640,550	7,163,202	-	-	-

105,205,677	105,441,880	7,674,076	20,411,936	2,109,074	78,116,274

-	-	-	17,691,154	14,131,377	51,746,035
153,753,242	117,606,564	15,652,492	-	-	-

153,753,242	117,606,564	15,652,492	17,691,154	14,131,377	51,746,035

258,958,919	223,048,444	23,326,568	38,103,090	16,240,451	129,862,309

$299,047,811	$246,031,392	$24,863,716	$38,213,400	$16,737,127	$142,820,101

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,690,939	$8,815,104
Net realized gain (loss)	8,140,970	11,855,964
Net change in unrealized appreciation (depreciation)	24,561,837	5,658,961

Net increase (decrease) in net assets resulting from operations	42,393,746	26,330,029

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,403,173)	(2,692,993)
Service Class	(7,118,539)	(7,810,262)

Total distributions from net investment income	(9,521,712)	(10,503,255)

From net realized gains:
Initial Class	(3,272,357)	(5,991,228)
Service Class	(10,920,916)	(19,296,742)

Total distributions from net realized gains	(14,193,273)	(25,287,970)

Net fund share transactions (Note 5):
Initial Class	(10,157,811)	(2,460,478)
Service Class	(9,736,334)	32,960,765

Increase (decrease) in net assets from fund share transactions	(19,894,145)	30,500,287

Total increase (decrease) in net assets	(1,215,384)	21,039,091
Net assets
Beginning of year	477,352,463	456,313,372

End of year	$476,137,079	$477,352,463

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$10,268,085	$9,472,309

The accompanying notes are an integral part of the financial statements.

38

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$11,133,150	$9,511,083	$40,088,892	$34,983,877	$22,982,948	$19,299,811
20,711,594	24,558,771	105,205,677	117,554,816	105,441,880	116,462,293
30,903,077	(1,121,085)	153,753,242	(494,607)	117,606,564	(23,017,750)

62,747,821	32,948,769	299,047,811	152,044,086	246,031,392	112,744,354

(2,662,293)	(3,170,342)	(7,462,860)	(8,560,018)	(9,408,950)	(11,364,240)
(7,790,707)	(9,076,660)	(31,997,619)	(36,427,389)	(13,200,957)	(16,338,690)

(10,453,000)	(12,247,002)	(39,460,479)	(44,987,407)	(22,609,907)	(27,702,930)

(5,768,559)	(9,368,018)	(19,598,715)	(28,611,812)	(43,216,570)	(62,519,828)
(19,206,081)	(30,031,130)	(96,727,406)	(137,512,376)	(71,929,529)	(104,164,195)

(24,974,640)	(39,399,148)	(116,326,121)	(166,124,188)	(115,146,099)	(166,684,023)

(1,415,170)	(5,081,384)	(19,031,337)	5,105,108	(442,345)	31,458,137
(263,281)	25,725,103	(40,068,539)	95,942,271	11,701,041	49,887,306

(1,678,451)	20,643,719	(59,099,876)	101,047,379	11,258,696	81,345,443

25,641,730	1,946,338	84,161,335	41,979,870	119,534,082	(297,156)

573,712,090	571,765,752	2,380,710,319	2,338,730,449	1,608,806,653	1,609,103,809

$599,353,820	$573,712,090	$2,464,871,654	$2,380,710,319	$1,728,340,735	$1,608,806,653

$11,989,816	$10,393,930	$44,411,862	$39,255,594	$26,448,630	$22,426,679

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) on investment transactions	$1,537,148	$1,189,624
Net realized gain (loss)	7,674,076	8,516,396
Net change in unrealized appreciation (depreciation)	15,652,492	635,660

Net increase (decrease) in net assets resulting from operations	24,863,716	10,341,680

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(703,424)	(870,484)
Service Class	(810,785)	(924,943)
Service Class I	-	-

Total distributions from net investment income	(1,514,209)	(1,795,427)

From net realized gains:
Initial Class	(3,695,389)	(5,951,535)
Service Class	(5,166,022)	(7,461,136)
Service Class I	-	-

Total distributions from net realized gains	(8,861,411)	(13,412,671)

Net fund share transactions (Note 5):
Initial Class	1,722,871	5,130,219
Service Class	8,497,216	8,398,579
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	10,220,087	13,528,798

Total increase (decrease) in net assets	24,708,183	8,662,380
Net assets
Beginning of year	132,054,929	123,392,549

End of year	$156,763,112	$132,054,929

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,903,413	$1,502,566

The accompanying notes are an integral part of the financial statements.

40

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$110,310	$472,434	$496,676	$508,452	$12,957,792	$11,027,800
20,411,936	14,235,317	2,109,074	5,126,012	78,116,274	74,881,291
17,691,154	(3,419,681)	14,131,377	(4,007,082)	51,746,035	(12,582,717)

38,213,400	11,288,070	16,737,127	1,627,382	142,820,101	73,326,374

-	-	-	-	-	-
-	-	-	-	-	-
(471,539)	(267,323)	(507,482)	(632,920)	(14,606,463)	(16,088,756)

(471,539)	(267,323)	(507,482)	(632,920)	(14,606,463)	(16,088,756)

-	-	-	-	-	-
-	-	-	-	-	-
(14,235,317)	(29,068,974)	(5,160,303)	(3,955,087)	(71,053,987)	(66,430,452)

(14,235,317)	(29,068,974)	(5,160,303)	(3,955,087)	(71,053,987)	(66,430,452)

-	-	-	-	-	-
-	-	-	-	-	-
8,548,926	30,222,393	1,889,945	1,343,819	95,664,276	137,539,582

8,548,926	30,222,393	1,889,945	1,343,819	95,664,276	137,539,582

32,055,470	12,174,166	12,959,287	(1,616,806)	152,823,927	128,346,748

139,840,729	127,666,563	53,971,865	55,588,671	941,449,903	813,103,155

$171,896,199	$139,840,729	$66,931,152	$53,971,865	$1,094,273,830	$941,449,903

$476,348	$460,508	$512,758	$501,528	$18,092,335	$14,532,415

41

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$9.63	$0.22	$0.70	$0.92	$(0.23)	$(0.31)	$(0.54)	$10.01	9.62%		$107,294	0.12%	2.23%
12/31/16	9.83	0.20	0.37	0.57	(0.24)	(0.53)	(0.77)	9.63	5.78%		112,989	0.12%	2.01%
12/31/15	10.94	0.21	(0.25)	(0.04)	(0.32)	(0.75)	(1.07)	9.83	(0.38%	)	117,636	0.12%	1.96%
12/31/14	11.40	0.25	0.33	0.58	(0.29)	(0.75)	(1.04)	10.94	5.13%		131,214	0.13%	2.22%
12/31/13	10.81	0.25	0.93	1.18	(0.26)	(0.33)	(0.59)	11.40	11.32%		141,078	0.13%	2.19%
Service Class
12/31/17	$9.53	$0.20	$0.68	$0.88	$(0.20)	$(0.31)	$(0.51)	$9.90	9.33%		$368,843	0.37%	2.00%
12/31/16	9.74	0.18	0.35	0.53	(0.21)	(0.53)	(0.74)	9.53	5.48%		364,364	0.37%	1.80%
12/31/15	10.85	0.19	(0.26)	(0.07)	(0.29)	(0.75)	(1.04)	9.74	(0.63%	)	338,677	0.37%	1.76%
12/31/14	11.32	0.23	0.31	0.54	(0.26)	(0.75)	(1.01)	10.85	4.83%		342,234	0.38%	2.01%
12/31/13	10.74	0.22	0.93	1.15	(0.24)	(0.33)	(0.57)	11.32	11.07%		326,916	0.38%	1.96%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	14%	24%	29%	33%	33%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

42

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$9.70	$0.21	$0.88	$1.09	$(0.20)	$(0.43)	$(0.63)	$10.16	11.48%		$139,773	0.12%	2.06%
12/31/16	10.05	0.18	0.43	0.61	(0.24)	(0.72)	(0.96)	9.70	6.15%		134,716	0.12%	1.84%
12/31/15	11.23	0.19	(0.23)	(0.04)	(0.31)	(0.83)	(1.14)	10.05	(0.36%	)	144,084	0.12%	1.77%
12/31/14	11.58	0.24	0.38	0.62	(0.25)	(0.72)	(0.97)	11.23	5.35%		167,530	0.12%	2.05%
12/31/13	10.85	0.23	1.29	1.52	(0.28)	(0.51)	(0.79)	11.58	14.49%		164,583	0.13%	1.99%
Service Class
12/31/17	$9.62	$0.18	$0.88	$1.06	$(0.18)	$(0.43)	$(0.61)	$10.07	11.21%		$459,581	0.37%	1.82%
12/31/16	9.98	0.16	0.42	0.58	(0.22)	(0.72)	(0.94)	9.62	5.82%		438,996	0.37%	1.62%
12/31/15	11.16	0.17	(0.23)	(0.06)	(0.29)	(0.83)	(1.12)	9.98	(0.61%	)	427,682	0.37%	1.56%
12/31/14	11.52	0.21	0.37	0.58	(0.22)	(0.72)	(0.94)	11.16	5.07%		430,872	0.37%	1.81%
12/31/13	10.80	0.20	1.28	1.48	(0.25)	(0.51)	(0.76)	11.52	14.23%		393,650	0.38%	1.75%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	15%	18%	26%	23%	22%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$10.38	$0.20	$1.15	$1.35	$(0.20)	$(0.53)	$(0.73)	$11.00	13.33%		$417,670	0.11%	1.84%
12/31/16	10.66	0.18	0.54	0.72	(0.23)	(0.77)	(1.00)	10.38	6.89%		411,730	0.11%	1.69%
12/31/15	11.83	0.18	(0.26)	(0.08)	(0.28)	(0.81)	(1.09)	10.66	(0.64%	)	416,556	0.11%	1.59%
12/31/14	12.10	0.21	0.47	0.68	(0.21)	(0.74)	(0.95)	11.83	5.61%		465,943	0.11%	1.76%
12/31/13	10.96	0.20	1.66	1.86	(0.21)	(0.51)	(0.72)	12.10	17.57%		465,692	0.12%	1.74%
Service Class
12/31/17	$10.28	$0.17	$1.14	$1.31	$(0.18)	$(0.53)	$(0.71)	$10.88	12.99%		$2,047,202	0.36%	1.60%
12/31/16	10.57	0.15	0.53	0.68	(0.20)	(0.77)	(0.97)	10.28	6.59%		1,968,981	0.36%	1.45%
12/31/15	11.74	0.16	(0.26)	(0.10)	(0.26)	(0.81)	(1.07)	10.57	(0.86%	)	1,922,174	0.36%	1.38%
12/31/14	12.02	0.19	0.46	0.65	(0.19)	(0.74)	(0.93)	11.74	5.37%		1,790,903	0.36%	1.55%
12/31/13	10.89	0.18	1.65	1.83	(0.19)	(0.51)	(0.70)	12.02	17.37%		1,480,843	0.37%	1.51%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	13%	14%	19%	19%	19%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$9.16	$0.15	$1.28	$1.43	$(0.15)	$(0.69)	$(0.84)	$9.75	16.07%		$647,613	0.11%	1.53%
12/31/16	9.69	0.13	0.58	0.71	(0.19)	(1.05)	(1.24)	9.16	7.57%		607,088	0.11%	1.38%
12/31/15	11.28	0.13	(0.21)	(0.08)	(0.28)	(1.23)	(1.51)	9.69	(0.71%	)	605,993	0.11%	1.22%
12/31/14	11.80	0.16	0.52	0.68	(0.19)	(1.01)	(1.20)	11.28	5.77%		660,986	0.11%	1.39%
12/31/13	10.66	0.16	2.13	2.29	(0.21)	(0.94)	(1.15)	11.80	22.64%		659,823	0.12%	1.36%
Service Class
12/31/17	$9.09	$0.12	$1.28	$1.40	$(0.13)	$(0.69)	$(0.82)	$9.67	15.81%		$1,080,728	0.36%	1.27%
12/31/16	9.63	0.11	0.56	0.67	(0.16)	(1.05)	(1.21)	9.09	7.23%		1,001,718	0.36%	1.13%
12/31/15	11.22	0.11	(0.22)	(0.11)	(0.25)	(1.23)	(1.48)	9.63	(0.97%	)	1,003,111	0.36%	0.98%
12/31/14	11.74	0.13	0.52	0.65	(0.16)	(1.01)	(1.17)	11.22	5.56%		1,034,580	0.36%	1.14%
12/31/13	10.62	0.13	2.11	2.24	(0.18)	(0.94)	(1.12)	11.74	22.25%		995,436	0.37%	1.11%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	16%	17%	22%	25%	22%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$9.67	$0.12	$1.65	$1.77	$(0.12)	$(0.64)	$(0.76)	$10.68	18.77%		$66,517	0.15%	N/A		1.17%
12/31/16	10.10	0.11	0.72	0.83	(0.16)	(1.10)	(1.26)	9.67	8.54%		58,438	0.15%	N/A		1.09%
12/31/15	11.86	0.10	(0.20)	(0.10)	(0.25)	(1.41)	(1.66)	10.10	(0.84%	)	55,420	0.16%	N/A		0.92%
12/31/14	12.38	0.12	0.60	0.72	(0.14)	(1.10)	(1.24)	11.86	5.85%		57,996	0.17%	N/A		0.98%
12/31/13	10.47	0.11	2.65	2.76	(0.14)	(0.71)	(0.85)	12.38	27.39%		56,721	0.19%	0.19%	[l]	0.94%
Service Class
12/31/17	$9.56	$0.10	$1.62	$1.72	$(0.10)	$(0.64)	$(0.74)	$10.54	18.44%		$90,246	0.40%	N/A		0.95%
12/31/16	10.00	0.08	0.72	0.80	(0.14)	(1.10)	(1.24)	9.56	8.28%		73,617	0.40%	N/A		0.84%
12/31/15	11.76	0.08	(0.21)	(0.13)	(0.22)	(1.41)	(1.63)	10.00	(1.07%	)	67,973	0.41%	N/A		0.69%
12/31/14	12.29	0.09	0.59	0.68	(0.11)	(1.10)	(1.21)	11.76	5.61%		62,711	0.42%	N/A		0.77%
12/31/13	10.40	0.08	2.64	2.72	(0.12)	(0.71)	(0.83)	12.29	27.15%		51,320	0.44%	0.44%	[l]	0.74%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	20%	19%	22%	31%	27%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/17	$12.37	$0.01	$3.31	$3.32	$(0.04)	$(1.28)	$(1.32)	$14.37	27.78%	$171,896	0.68%	0.68%	[l]	0.07%
12/31/16	14.53	0.05	1.16	1.21	(0.03)	(3.34)	(3.37)	12.37	9.00%	139,841	0.69%	0.69%	[l]	0.37%
12/31/15	14.67	0.03	0.84	0.87	(0.10)	(0.91)	(1.01)	14.53	6.41%	127,667	0.69%	0.69%[l]		0.22%
12/31/14	14.14	0.12	1.00	1.12	(0.06)	(0.53)	(0.59)	14.67	7.99%	111,927	0.70%	0.70%[l]		0.83%
12/31/13	11.16	0.07	3.19	3.26	(0.04)	(0.24)	(0.28)	14.14	29.56%	94,167	0.70%	0.70%	[k]	0.55%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	11%	8%	7%	4%	8%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/17	$9.12	$0.08	$2.73	$2.81	$(0.09)	$(0.91)	$(1.00)	$10.93	31.65%		$66,931	0.72%	0.70%	0.80%
12/31/16	9.63	0.09	0.21	0.30	(0.11)	(0.70)	(0.81)	9.12	2.97%		53,972	0.72%	0.70%	0.94%
12/31/15	10.48	0.12	(0.63)	(0.51)	(0.10)	(0.24)	(0.34)	9.63	(4.93%	)	55,589	0.72%	0.70%	1.14%
12/31/14	11.27	0.11	(0.43)	(0.32)	(0.10)	(0.37)	(0.47)	10.48	(3.09%	)	51,341	0.73%	0.70%	1.02%
12/31/13	9.62	0.10	1.88	1.98	(0.10)	(0.23)	(0.33)	11.27	21.09%		48,455	0.74%	0.70%	0.98%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	9%	12%	4%	6%	8%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/17	$11.94	$0.16	$1.56	$1.72	$(0.18)	$(0.88)	$(1.06)	$12.60	14.94%		$1,094,274	0.71%	N/A		1.25%
12/31/16	12.08	0.16	0.92	1.08	(0.24)	(0.98)	(1.22)	11.94	8.97%		941,450	0.71%	N/A		1.29%
12/31/15	12.72	0.16	(0.31)	(0.15)	(0.17)	(0.32)	(0.49)	12.08	(1.12%	)	813,103	0.71%	N/A		1.28%
12/31/14	12.28	0.21	0.78	0.99	(0.13)	(0.42)	(0.55)	12.72	8.05%		696,608	0.72%	N/A		1.71%
12/31/13	10.72	0.19	1.73	1.92	(0.15)	(0.21)	(0.36)	12.28	18.30%		550,517	0.72%	0.72%	[l]	1.68%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate[x]	16%	7%	3%	3%	8%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

49

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“MML American Funds Growth Fund”)

MML American Funds® International Fund (“MML American Funds International Fund”)

MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (“MML Advisers”)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds (together, the “MML Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable MML Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the MML Underlying Funds in which the shares are invested.

MML American Funds Growth Fund and MML American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2017, the MML American Funds Growth Fund and MML American Funds International Fund owned 0.69% and 0.69% of the Growth and International Master Funds, respectively. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”).

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class

50

Notes to Financial Statements (Continued)

will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund or Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2017. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

51

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

Certain Underlying Funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

52

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Moderate Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%
MML American Funds Growth Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds International Fund	0.15% on the first $500 million; and
0.125% on any excess over $500 million
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and
0.175% on any excess over $750 million

Administration Fees

For the MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
MML American Funds Growth Fund	0.25%
MML American Funds International Fund	0.25%
MML American Funds Core Allocation Fund	0.25%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

53

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
MML American Funds Growth Fund*	0.70%
MML American Funds International Fund*	0.70%

#	Master Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2018.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds or Master Funds (excluding short-term investments) for the year ended December 31, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$67,075,500	$-	$91,106,226
Balanced Allocation Fund	-	88,968,784	-	99,134,849
Moderate Allocation Fund	-	317,603,985	-	414,150,898
Growth Allocation Fund	-	269,204,653	-	305,980,927
Aggressive Allocation Fund	-	37,343,036	-	28,781,605
MML American Funds Growth Fund	-	26,425,755	-	17,408,902
MML American Funds International Fund	-	5,645,851	-	8,195,695
MML American Funds Core Allocation Fund	-	219,274,094	-	161,608,086

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. These trades are included within the respective purchases and sales amounts shown in the table above, as applicable.

54

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Conservative Allocation Fund Initial Class
Sold	1,066,692	$10,625,566	1,356,985	$13,299,244
Issued as reinvestment of dividends	582,703	5,675,530	901,788	8,684,221
Redeemed	(2,661,802)	(26,458,907)	(2,493,168)	(24,443,943)

Net increase (decrease)	(1,012,407)	$(10,157,811)	(234,395)	$(2,460,478)

Conservative Allocation Fund Service Class
Sold	3,521,990	$34,679,532	7,357,528	$71,400,199
Issued as reinvestment of dividends	1,869,374	18,039,455	2,841,405	27,107,004
Redeemed	(6,363,380)	(62,455,321)	(6,752,196)	(65,546,438)

Net increase (decrease)	(972,016)	$(9,736,334)	3,446,737	$32,960,765

Balanced Allocation Fund Initial Class
Sold	1,315,628	$13,246,040	758,080	$7,515,695
Issued as reinvestment of dividends	858,539	8,430,852	1,299,312	12,538,360
Redeemed	(2,295,300)	(23,092,062)	(2,510,382)	(25,135,439)

Net increase (decrease)	(121,133)	$(1,415,170)	(452,990)	$(5,081,384)

Balanced Allocation Fund Service Class
Sold	3,679,064	$36,764,859	3,242,682	$31,965,320
Issued as reinvestment of dividends	2,771,744	26,996,788	4,082,233	39,107,790
Redeemed	(6,410,824)	(64,024,928)	(4,585,592)	(45,348,007)

Net increase (decrease)	39,984	$(263,281)	2,739,323	$25,725,103

Moderate Allocation Fund Initial Class
Sold	1,364,854	$14,884,724	1,909,387	$20,138,659
Issued as reinvestment of dividends	2,562,649	27,061,575	3,619,457	37,171,830
Redeemed	(5,613,792)	(60,977,636)	(4,934,301)	(52,205,381)

Net increase (decrease)	(1,686,289)	$(19,031,337)	594,543	$5,105,108

Moderate Allocation Fund Service Class
Sold	5,979,714	$64,293,602	8,936,099	$92,912,593
Issued as reinvestment of dividends	12,318,184	128,725,025	17,086,421	173,939,765
Redeemed	(21,716,011)	(233,087,166)	(16,363,697)	(170,910,087)

Net increase (decrease)	(3,418,113)	$(40,068,539)	9,658,823	$95,942,271

Growth Allocation Fund Initial Class
Sold	1,513,269	$14,544,847	1,578,677	$14,808,352
Issued as reinvestment of dividends	5,683,102	52,625,520	8,209,341	73,884,068
Redeemed	(7,026,762)	(67,612,712)	(6,047,828)	(57,234,283)

Net increase (decrease)	169,609	$(442,345)	3,740,190	$31,458,137

Growth Allocation Fund Service Class
Sold	3,035,792	$28,983,498	2,613,115	$24,405,528
Issued as reinvestment of dividends	9,263,382	85,130,486	13,479,070	120,502,885
Redeemed	(10,675,133)	(102,412,943)	(10,131,162)	(95,021,107)

Net increase (decrease)	1,624,041	$11,701,041	5,961,023	$49,887,306

55

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Aggressive Allocation Fund Initial Class
Sold	577,723	$6,004,822	597,830	$5,824,037
Issued as reinvestment of dividends	437,693	4,398,813	723,438	6,822,019
Redeemed	(831,073)	(8,680,764)	(766,148)	(7,515,837)

Net increase (decrease)	184,343	$1,722,871	555,120	$5,130,219

Aggressive Allocation Fund Service Class
Sold	1,138,147	$11,593,094	791,226	$7,727,853
Issued as reinvestment of dividends	602,501	5,976,807	899,794	8,386,079
Redeemed	(881,981)	(9,072,685)	(787,999)	(7,715,353)

Net increase (decrease)	858,667	$8,497,216	903,021	$8,398,579

MML American Funds Growth Fund Service Class I
Sold	1,304,886	$17,982,588	1,129,900	$14,971,405
Issued as reinvestment of dividends	1,108,278	14,706,856	2,440,624	29,336,297
Redeemed	(1,755,361)	(24,140,518)	(1,053,380)	(14,085,309)

Net increase (decrease)	657,803	$8,548,926	2,517,144	$30,222,393

MML American Funds International Fund Service Class I
Sold	576,856	$5,835,785	471,718	$4,419,158
Issued as reinvestment of dividends	555,665	5,667,785	490,696	4,588,007
Redeemed	(923,562)	(9,613,625)	(822,096)	(7,663,346)

Net increase (decrease)	208,959	$1,889,945	140,318	$1,343,819

MML American Funds Core Allocation Fund Service Class I
Sold	8,498,879	$105,750,324	9,222,514	$111,618,224
Issued as reinvestment of dividends	7,210,476	85,660,450	6,975,419	82,519,208
Redeemed	(7,681,655)	(95,746,498)	(4,649,056)	(56,597,850)

Net increase (decrease)	8,027,700	$95,664,276	11,548,877	$137,539,582

6.	Federal Income Tax Information

At December 31, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$473,303,453	$9,001,054	$(5,807,324)	$3,193,730
Balanced Allocation Fund	590,264,468	17,086,107	(7,553,737)	9,532,370
Moderate Allocation Fund	2,387,039,384	106,435,656	(26,793,571)	79,642,085
Growth Allocation Fund	1,622,299,451	120,889,616	(13,770,928)	107,118,688
Aggressive Allocation Fund	147,775,162	9,809,610	(712,733)	9,096,877
MML American Funds Growth Fund	149,473,528	22,620,492	-	22,620,492
MML American Funds International Fund	56,705,424	10,312,222	-	10,312,222
MML American Funds Core Allocation Fund	1,010,219,355	91,840,268	(6,563,515)	85,276,753

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may

56

Notes to Financial Statements (Continued)

now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2017, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$9,521,712	$14,193,273	$-
Balanced Allocation Fund	10,453,000	24,974,640	-
Moderate Allocation Fund	39,460,479	116,326,121	-
Growth Allocation Fund	22,609,907	115,146,099	-
Aggressive Allocation Fund	1,514,209	8,861,411	-
MML American Funds Growth Fund	471,539	14,235,317	-
MML American Funds International Fund	507,482	5,160,303	-
MML American Funds Core Allocation Fund	14,606,463	71,053,987	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$10,503,255	$25,287,970	$-
Balanced Allocation Fund	12,247,002	39,399,148	-
Moderate Allocation Fund	44,987,407	166,124,188	-
Growth Allocation Fund	27,702,930	166,684,023	-
Aggressive Allocation Fund	1,795,427	13,412,671	-
MML American Funds Growth Fund	267,323	29,068,974	-
MML American Funds International Fund	632,920	3,955,087	-
MML American Funds Core Allocation Fund	16,088,756	66,430,452	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2017:

Amount
Conservative Allocation Fund	$41,531
Balanced Allocation Fund	71,073
Moderate Allocation Fund	448,335
Growth Allocation Fund	404,821
Aggressive Allocation Fund	44,685
MML American Funds International Fund	85,497
MML American Funds Core Allocation Fund	131,621

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting

57

Notes to Financial Statements (Continued)

differences will reverse in subsequent periods. At December 31, 2017, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$10,334,914	$8,762,416	$(56,994)	$3,193,730
Balanced Allocation Fund	12,058,710	21,672,301	(68,894)	9,532,370
Moderate Allocation Fund	44,660,771	106,251,958	(248,909)	79,642,085
Growth Allocation Fund	27,277,379	103,718,394	(209,313)	107,118,688
Aggressive Allocation Fund	1,917,769	7,736,810	(14,356)	9,096,877
MML American Funds Growth Fund	490,444	20,028,056	(14,096)	22,620,492
MML American Funds International Fund	519,754	2,081,610	(6,996)	10,312,222
MML American Funds Core Allocation Fund	18,186,168	72,861,384	(93,833)	85,276,753

During the year ended December 31, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$204	$(626,753)	$626,549
Balanced Allocation Fund	240	(915,976)	915,736
Moderate Allocation Fund	843	(4,528,698)	4,527,855
Growth Allocation Fund	746	(3,649,656)	3,648,910
Aggressive Allocation Fund	49	(377,957)	377,908
MML American Funds Growth Fund	47	(377,116)	377,069
MML American Funds International Fund	23	(22,059)	22,036
MML American Funds Core Allocation Fund	306	(5,208,897)	5,208,591

The Funds did not have any unrecognized tax benefits at December 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

58

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2017, was as follows:

	Beginning Value as of 12/31/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/17	Number of Shares Held as of 12/31/17	Dividend Income	Realized Gains Distributions

Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$13,260,532	$1,840,763	$(6,419,583)	$3,168,406	$(396,255)	$11,453,863	657,890	$1,254	$987,527
MML Dynamic Bond Fund, Class II	64,854,876	2,573,494	-	392,301	-	67,820,671	6,816,148	2,241,773	250,055
MML Equity Income Fund, Initial Class	12,803,678	2,950,027	(3,595,337)	1,157,938	(340,393)	12,975,913	1,038,073	270,136	818,439
MML Equity Index Fund, Class III	7,229,980	4,718,136	(120,000)	1,774,015	9,836	13,611,967	439,521	163,623	333,811
MML Focused Equity Fund, Class II	7,656,425	1,052,147	(6,719,374)	139,173	253,571	2,381,942	187,702	56,404	439,932
MML Foreign Fund, Initial Class	9,518,629	463,142	(1,791,469)	1,615,574	85,832	9,891,708	879,263	202,852	-
MML Fundamental Growth Fund, Class II	9,957,354	1,672,388	(4,432,468)	1,864,967	(559,687)	8,502,554	657,075	84,170	874,267
MML Fundamental Value Fund, Class II	13,770,003	2,780,006	(4,663,582)	698,028	(20,498)	12,563,957	814,783	232,435	877,577
MML Global Fund, Class I	12,092,252	1,541,262	(3,000,288)	1,286,207	258,025	12,177,458	933,854	148,999	968,743
MML High Yield Fund, Class II	15,364,330	1,029,464	(2,221,290)	304,896	(145,183)	14,332,217	1,431,790	1,029,464	-
MML Income & Growth Fund, Initial Class	13,577,928	1,992,512	(3,000,433)	624,186	393,602	13,587,795	1,068,223	213,724	888,167
MML Inflation-Protected and Income Fund, Initial Class	20,227,497	2,743,748	(2,704,829)	41,404	(67,035)	20,240,785	1,992,203	662,792	-
MML International Equity Fund, Class II	7,419,548	383,417	(2,106,469)	1,779,159	121,855	7,597,510	634,713	123,126	-
MML Large Cap Growth Fund, Initial Class	3,871,431	2,494,723	(2,539,696)	97,116	28,488	3,952,062	369,697	14,801	988,743
MML Managed Bond Fund, Initial Class	102,593,023	16,624,684	(20,055,455)	1,793,248	(392,486)	100,563,014	8,100,277	3,142,206	-
MML Mid Cap Growth Fund, Initial Class	7,983,581	1,084,073	(2,136,336)	935,973	95,011	7,962,302	491,804	2,759	755,951
MML Mid Cap Value Fund, Initial Class	10,064,752	1,517,016	(1,658,649)	564,466	(202,536)	10,285,049	847,203	156,624	601,136
MML Short-Duration Bond Fund, Class II	25,494,982	6,112,818	(6,131,354)	70,178	(111,125)	25,435,499	2,614,131	672,115	-
MML Small Cap Growth Equity Fund, Initial Class	2,433,051	260,472	(720,717)	575,195	(173,413)	2,374,588	158,554	-	90,513
MML Small Company Value Fund, Class II	4,991,538	793,132	(941,177)	167,192	(195,278)	4,815,407	284,935	26,701	531,264
MML Small/Mid Cap Value Fund, Initial Class	2,440,628	420,018	(518,843)	154,452	553	2,496,808	178,471	11,957	144,807
MML Total Return Bond Fund, Class II	60,351,247	7,037,392	(7,886,588)	867,853	(347,629)	60,022,275	5,793,656	1,213,240	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	2,705,704	398,347	(853,148)	342,073	80,704	2,673,680	31,750	867	284,838
Oppenheimer Global Fund/VA, Non-Service Shares*	8,048,345	394,551	(2,951,975)	2,384,587	102,962	7,978,470	168,251	79,465	-
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	32,109,453	1,168,868	(1,904,860)	39,510	(150,089)	31,262,882	3,177,122	293,868	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	6,882,933	367,235	(2,032,306)	1,562,121	(66,460)	6,713,523	2,592,094	97,648	-
Oppenheimer Main Street Fund/VA, Non-Service Shares*	-	2,661,665	-	161,619	-	2,823,284	87,544	31,885	42,778

	$477,703,700	$67,075,500	$(91,106,226)	$24,561,837	$(1,737,628)	$476,497,183		$11,174,888	$9,878,548

59

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/17	Number of Shares Held as of 12/31/17	Dividend Income	Realized Gains Distributions

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$21,327,777	$2,674,303	$(10,581,796)	$3,969,160	$569,334	$17,958,778	1,031,521	$1,995	$1,570,274
MML Dynamic Bond Fund, Class II	63,302,467	4,155,740	-	378,099	-	67,836,306	6,817,719	2,217,641	245,407
MML Equity Income Fund, Initial Class	17,938,855	4,495,056	(3,524,091)	640,519	580,366	20,130,705	1,610,456	427,185	1,294,256
MML Equity Index Fund, Class III	9,135,303	7,903,804	-	2,510,966	-	19,550,073	631,258	235,002	479,433
MML Focused Equity Fund, Class II	10,912,847	1,385,002	(9,169,102)	53,607	385,443	3,567,797	281,150	94,652	738,257
MML Foreign Fund, Initial Class	16,683,879	812,839	(3,311,581)	2,736,511	275,017	17,196,665	1,528,592	357,715	-
MML Fundamental Growth Fund, Class II	15,247,502	2,412,089	(5,994,455)	1,508,086	553,498	13,726,720	1,060,798	143,590	1,491,453
MML Fundamental Value Fund, Class II	17,927,067	4,307,807	(3,095,187)	347,562	607,405	20,094,654	1,303,155	364,567	1,376,450
MML Global Fund, Class I	18,562,070	2,215,881	(5,010,060)	951,609	1,431,987	18,151,487	1,391,985	214,638	1,395,510
MML High Yield Fund, Class II	15,856,493	1,124,541	(1,040,000)	218,971	(81,418)	16,078,587	1,606,252	1,124,541	-
MML Income & Growth Fund, Initial Class	20,264,000	3,633,093	(4,982,087)	472,905	1,047,429	20,435,340	1,606,552	329,502	1,369,303
MML Inflation-Protected and Income Fund, Initial Class	21,300,226	2,850,926	(2,056,635)	206,386	(240,724)	22,060,179	2,171,277	730,212	-
MML International Equity Fund, Class II	13,649,330	683,408	(3,714,331)	3,259,510	299,731	14,177,648	1,184,432	228,285	-
MML Large Cap Growth Fund, Initial Class	6,248,966	2,411,128	(2,960,570)	478,220	(204,669)	5,973,075	558,753	23,266	1,554,242
MML Managed Bond Fund, Initial Class	100,739,121	16,295,674	(14,241,438)	2,323,251	(864,364)	104,252,244	8,397,442	3,306,264	-
MML Mid Cap Growth Fund, Initial Class	13,992,109	1,921,800	(3,165,814)	1,230,787	620,779	14,599,661	901,770	5,124	1,403,880
MML Mid Cap Value Fund, Initial Class	16,142,518	2,502,438	(1,901,657)	481,097	90,697	17,315,093	1,426,284	265,002	1,017,104
MML Short-Duration Bond Fund, Class II	28,187,825	7,659,478	(5,985,496)	102,426	(157,622)	29,806,611	3,063,372	785,540	-
MML Small Cap Growth Equity Fund, Initial Class	4,060,581	419,737	(959,704)	1,127,726	(411,237)	4,237,103	282,916	-	167,118
MML Small Company Value Fund, Class II	7,049,106	1,118,369	(904,669)	180,649	(228,265)	7,215,190	426,934	39,919	794,252
MML Small/Mid Cap Value Fund, Initial Class	4,677,114	514,156	(599,754)	286,153	4,658	4,882,327	348,987	23,160	280,480
MML Total Return Bond Fund, Class II	60,380,036	7,739,295	(5,901,841)	566,181	(33,124)	62,750,547	6,057,003	1,289,446	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	4,731,357	717,213	(1,220,218)	630,756	127,280	4,986,388	59,214	1,606	527,702
Oppenheimer Global Fund/VA, Non-Service Shares*	12,410,533	619,469	(5,017,667)	3,259,014	435,303	11,706,652	246,872	113,820	-
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	41,390,980	2,121,174	(1,135,000)	(78,545)	(92,916)	42,205,693	4,289,196	401,174	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	12,004,043	2,030,955	(2,661,696)	2,795,593	223,133	14,392,028	5,556,767	208,717	-
Oppenheimer Main Street Fund/VA, Non-Service Shares*	-	4,243,409	-	265,878	-	4,509,287	139,823	51,245	68,752

	$574,122,105	$88,968,784	$(99,134,849)	$30,903,077	$4,937,721	$599,796,838		$12,983,808	$15,773,873

60

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/17	Number of Shares Held as of 12/31/17	Dividend Income	Realized Gains Distributions

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$111,761,373	$7,980,905	$(55,630,157)	$16,705,130	$5,640,314	$86,457,565	4,965,972	$9,608	$7,563,540
MML Dynamic Bond Fund, Class II	209,806,917	10,041,537	-	1,260,466	-	221,108,920	22,222,002	7,273,505	808,934
MML Equity Income Fund, Initial Class	90,787,429	17,885,370	(15,932,136)	1,845,078	4,161,117	98,746,858	7,899,749	2,079,508	6,300,354
MML Equity Index Fund, Class III	38,270,712	42,474,158	-	11,641,369	-	92,386,239	2,983,088	1,110,532	2,265,618
MML Focused Equity Fund, Class II	51,634,038	5,844,607	(33,464,593)	3,469,284	(1,993,035)	25,490,301	2,008,692	637,813	4,974,726
MML Foreign Fund, Initial Class	80,340,727	5,800,175	(8,609,333)	14,409,443	847,029	92,788,041	8,247,826	1,889,124	-
MML Fundamental Growth Fund, Class II	74,281,602	7,050,998	(37,632,787)	7,726,076	1,815,521	53,241,410	4,114,483	593,886	6,168,639
MML Fundamental Value Fund, Class II	105,136,831	14,918,940	(25,930,112)	(1,574,302)	6,877,449	99,428,806	6,448,042	1,777,246	6,710,131
MML Global Fund, Class I	93,978,184	8,077,400	(27,755,682)	7,824,930	4,352,130	86,476,962	6,631,669	1,015,658	6,603,485
MML High Yield Fund, Class II	50,237,180	4,212,430	(3,265,000)	673,995	(237,385)	51,621,220	5,156,965	3,635,430	-
MML Income & Growth Fund, Initial Class	86,310,801	19,937,153	(13,954,576)	3,259,714	3,597,550	99,150,642	7,794,862	1,605,493	6,671,912
MML Inflation-Protected and Income Fund, Initial Class	76,056,166	8,412,000	(6,784,733)	861,362	(969,888)	77,574,907	7,635,325	2,558,692	-
MML International Equity Fund, Class II	61,668,017	11,473,561	(9,425,319)	17,695,337	597,362	82,008,958	6,851,208	1,266,523	-
MML Large Cap Growth Fund, Initial Class	32,720,915	8,475,960	(11,071,532)	3,730,708	(2,342,835)	31,513,216	2,947,915	120,198	8,029,606
MML Managed Bond Fund, Initial Class	332,653,833	38,897,329	(39,632,792)	6,881,146	(2,103,896)	336,695,620	27,120,586	10,645,172	-
MML Mid Cap Growth Fund, Initial Class	76,753,279	7,833,137	(14,775,413)	7,026,561	3,080,859	79,918,423	4,936,283	27,739	7,599,784
MML Mid Cap Value Fund, Initial Class	83,583,544	10,543,312	(8,340,173)	2,088,998	885,956	88,761,637	7,311,502	1,341,507	5,148,835
MML Short-Duration Bond Fund, Class II	100,354,227	24,353,629	(19,860,014)	435,741	(618,739)	104,664,844	10,756,921	2,734,315	-
MML Small Cap Growth Equity Fund, Initial Class	20,843,827	925,647	(4,142,509)	5,728,518	(2,153,832)	21,201,651	1,415,657	-	821,555
MML Small Company Value Fund, Class II	39,458,682	4,667,337	(4,731,012)	569,262	(823,169)	39,141,100	2,316,041	217,379	4,325,049
MML Small/Mid Cap Value Fund, Initial Class	23,138,079	2,063,962	(2,727,757)	1,421,867	13,275	23,909,426	1,709,037	112,270	1,359,669
MML Strategic Emerging Markets Fund, Class II	39,785,354	484,567	(9,467,246)	12,219,558	462,344	43,484,577	3,758,390	37,790	-
MML Total Return Bond Fund, Class II	194,514,661	23,664,513	(17,866,736)	1,392,613	339,344	202,044,395	19,502,355	4,144,257	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	23,832,076	2,718,334	(5,384,507)	3,188,133	616,938	24,970,974	296,532	8,018	2,633,982
Oppenheimer Global Fund/VA, Non-Service Shares*	63,068,689	661,300	(25,849,416)	13,144,271	5,181,168	56,206,012	1,185,281	513,994	-
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	180,028,457	7,021,837	(371,287)	(759,862)	(2,647)	185,916,498	18,893,953	1,764,889	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	41,386,052	7,486,769	(11,546,076)	10,047,894	(139,442)	47,235,197	18,237,528	670,917	-
Oppenheimer Main Street Fund/VA, Non-Service Shares*	-	13,697,118	-	839,952	-	14,537,070	450,762	101,204	135,780

	$2,382,391,652	$317,603,985	$(414,150,898)	$153,753,242	$27,083,488	$2,466,681,469		$47,892,667	$78,121,599

61

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/17	Number of Shares Held as of 12/31/17	Dividend Income	Realized Gains Distributions

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$94,451,718	$7,211,809	$(45,255,780)	$5,973,819	$12,842,287	$75,223,853	4,320,727	$8,056	$6,342,236
MML Dynamic Bond Fund, Class II	81,516,332	5,943,969	-	490,069	-	87,950,370	8,839,233	2,871,561	315,633
MML Equity Income Fund, Initial Class	67,871,628	22,521,434	(10,840,753)	1,986,559	2,833,925	84,372,793	6,749,823	1,741,612	5,276,619
MML Equity Index Fund, Class III	35,103,439	43,014,292	(7,075,000)	10,002,596	619,436	81,664,763	2,636,899	981,654	2,002,692
MML Focused Equity Fund, Class II	53,840,824	5,860,800	(38,304,834)	(63,858)	2,053,429	23,386,361	1,842,897	552,918	4,312,579
MML Foreign Fund, Initial Class	68,065,982	7,472,151	(6,842,511)	12,094,678	1,065,112	81,855,412	7,276,037	1,642,528	-
MML Fundamental Growth Fund, Class II	59,214,229	5,794,875	(31,258,280)	5,088,569	2,275,850	41,115,243	3,177,376	454,395	4,719,759
MML Fundamental Value Fund, Class II	78,220,986	15,843,331	(13,414,451)	(150,540)	4,262,263	84,761,589	5,496,861	1,490,728	5,628,359
MML Global Fund, Class I	80,231,464	7,775,310	(23,741,090)	6,571,290	3,925,714	74,762,688	5,733,335	861,843	5,603,428
MML High Yield Fund, Class II	13,683,936	1,021,341	(1,315,000)	185,253	(59,512)	13,516,018	1,350,252	942,051	-
MML Income & Growth Fund, Initial Class	71,145,461	18,863,854	(10,523,380)	3,144,211	2,677,150	85,307,296	6,706,548	1,351,208	5,615,189
MML Inflation-Protected and Income Fund, Initial Class	64,962,883	8,141,045	(4,454,386)	132,915	(243,029)	68,539,428	6,746,007	2,232,579	-
MML International Equity Fund, Class II	61,802,842	4,117,472	(7,557,512)	16,289,381	692,635	75,344,818	6,294,471	1,137,849	-
MML Large Cap Growth Fund, Initial Class	27,971,510	7,988,742	(9,183,281)	3,236,277	(1,945,167)	28,068,081	2,625,639	101,984	6,812,899
MML Managed Bond Fund, Initial Class	125,372,282	20,724,102	(13,091,088)	2,490,523	(667,827)	134,827,992	10,860,296	4,185,156	-
MML Mid Cap Growth Fund, Initial Class	69,792,352	7,528,362	(11,296,308)	5,247,738	4,055,995	75,328,139	4,652,757	25,666	7,031,804
MML Mid Cap Value Fund, Initial Class	71,329,196	9,220,789	(6,371,441)	1,298,107	1,274,570	76,751,221	6,322,176	1,142,214	4,383,929
MML Short-Duration Bond Fund, Class II	46,468,211	12,281,646	(8,297,982)	139,904	(237,006)	50,354,773	5,175,208	1,297,722	-
MML Small Cap Growth Equity Fund, Initial Class	17,309,649	899,657	(3,140,812)	4,432,300	(1,458,584)	18,042,210	1,204,698	-	677,217
MML Small Company Value Fund, Class II	33,640,005	4,126,540	(3,495,913)	(205,916)	(287)	34,064,429	2,015,647	185,500	3,690,794
MML Small/Mid Cap Value Fund, Initial Class	25,711,368	2,714,671	(2,252,595)	1,622,060	24,590	27,820,094	1,988,570	126,749	1,535,023
MML Strategic Emerging Markets Fund, Class II	41,857,835	394,215	(9,487,219)	13,135,208	75,784	45,975,823	3,973,710	39,099	-
MML Total Return Bond Fund, Class II	76,296,552	10,779,280	(6,751,288)	437,100	256,622	81,018,266	7,820,296	1,613,134	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	22,403,281	2,654,018	(4,274,309)	3,116,187	541,653	24,440,830	290,237	7,568	2,485,919
Oppenheimer Global Fund/VA, Non-Service Shares*	53,980,750	687,260	(21,999,207)	12,336,340	3,533,437	48,538,580	1,023,589	435,099	-
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	134,891,646	8,379,070	(360,000)	(578,129)	-	142,332,587	14,464,694	1,332,665	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	32,650,169	7,504,598	(5,396,507)	7,913,290	402,279	43,073,829	16,630,822	586,304	-
Oppenheimer Main Street Fund/VA, Non-Service Shares*	-	19,740,020	-	1,240,633	-	20,980,653	650,563	153,893	206,471

	$1,609,786,530	$269,204,653	$(305,980,927)	$117,606,564	$38,801,319	$1,729,418,139		$27,501,735	$66,640,550

62

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/17	Number of Shares Held as of 12/31/17	Dividend Income	Realized Gains Distributions

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$8,493,383	$1,783,580	$(3,832,126)	$1,885,581	$33,454	$8,363,872	480,406	$884	$695,765
MML Dynamic Bond Fund, Class II	1,971,322	456,880	-	10,745	-	2,438,947	245,120	76,599	8,012
MML Equity Income Fund, Initial Class	6,612,376	2,807,927	(987,174)	329,175	169,513	8,931,817	714,545	180,379	546,500
MML Equity Index Fund, Class III	1,811,405	5,073,132	-	890,208	-	7,774,745	251,041	93,456	190,663
MML Focused Equity Fund, Class II	4,923,483	1,277,489	(3,803,947)	248,308	(97,590)	2,547,743	200,768	59,208	461,809
MML Foreign Fund, Initial Class	6,744,490	1,371,161	(590,969)	1,338,231	54,745	8,917,658	792,681	176,868	-
MML Fundamental Growth Fund, Class II	6,450,487	1,280,182	(4,447,370)	962,701	(181,797)	4,064,203	314,081	38,291	397,726
MML Fundamental Value Fund, Class II	8,740,349	1,710,370	(1,996,224)	237,714	215,678	8,907,887	577,684	154,535	583,461
MML Global Fund, Class I	7,988,287	1,435,082	(1,831,306)	929,517	127,449	8,649,029	663,269	99,616	647,673
MML Income & Growth Fund, Initial Class	7,022,740	2,398,678	(981,776)	390,781	207,100	9,037,523	710,497	140,765	584,975
MML Inflation-Protected and Income Fund, Initial Class	3,563,490	866,534	(310,042)	285	(9,056)	4,111,211	404,647	132,252	-
MML International Equity Fund, Class II	6,224,953	778,015	(755,428)	1,720,816	56,877	8,025,233	670,446	119,631	-
MML Large Cap Growth Fund, Initial Class	2,803,682	1,570,962	(1,441,695)	242,467	(92,796)	3,082,620	288,365	10,799	721,400
MML Managed Bond Fund, Initial Class	3,195,208	965,228	(440,756)	51,318	(5,199)	3,765,799	303,332	115,400	-
MML Mid Cap Growth Fund, Initial Class	7,417,192	1,487,259	(1,071,201)	792,743	228,286	8,854,279	546,898	2,951	808,585
MML Mid Cap Value Fund, Initial Class	7,559,467	1,734,861	(777,821)	323,613	(46,462)	8,793,658	724,354	129,258	496,104
MML Short-Duration Bond Fund, Class II	2,818,672	765,724	(252,359)	(4,734)	(3,784)	3,323,519	341,574	86,774	-
MML Small Cap Growth Equity Fund, Initial Class	1,966,841	411,670	(399,689)	509,612	(141,425)	2,347,009	156,712	-	86,812
MML Small Company Value Fund, Class II	3,598,307	805,479	(375,726)	80,038	(102,530)	4,005,568	237,016	21,344	424,665
MML Small/Mid Cap Value Fund, Initial Class	2,709,603	473,874	(263,669)	172,798	7,783	3,100,389	221,615	14,091	170,657
MML Strategic Emerging Markets Fund, Class II	4,601,568	514,588	(903,287)	1,529,274	24,257	5,766,400	498,392	4,687	-
MML Total Return Bond Fund, Class II	1,904,237	563,118	(189,284)	19,153	(2,224)	2,295,000	221,525	44,123	-
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	2,553,210	534,798	(481,741)	371,873	59,794	3,037,934	36,076	915	300,416
Oppenheimer Global Fund/VA, Non-Service Shares*	5,407,235	381,915	(2,218,881)	1,663,528	(9,139)	5,224,658	110,178	53,151	-
Oppenheimer Global Multi-Alternatives Fund/VA, Non-Service Shares*	11,772,547	2,308,973	-	(62,358)	-	14,019,162	1,424,712	128,178	-
Oppenheimer International Growth Fund/VA, Non-Service Shares*	3,292,708	559,342	(429,134)	825,531	17,940	4,266,387	1,647,253	56,179	-
Oppenheimer Main Street Fund/VA, Non-Service Shares*	-	3,026,215	-	193,574	-	3,219,789	99,838	28,308	37,979

	$132,147,242	$37,343,036	$(28,781,605)	$15,652,492	$510,874	$156,872,039		$1,968,642	$7,163,202

*	Fund advised by OFI Global Asset Management, Inc.

63

Notes to Financial Statements (Continued)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, and MML American Funds Core Allocation Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the MML Series Investment Fund as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2018

We have served as the auditor of one or more of the MassMutual investment companies since 1995.

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF	93	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 72	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

68

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 51	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 47	President Vice President	Since 2017 2016- 2017	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	15.45%
Balanced Allocation Fund	19.24%
Moderate Allocation Fund	24.24%
Growth Allocation Fund	33.03%
Aggressive Allocation Fund	95.69%
MML American Funds Growth Fund	100.00%
MML American Funds International Fund	0.55%
MML American Funds Core Allocation Fund	84.95%

For the year ended December 31, 2017, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$518,472
Balanced Allocation Fund	885,859
Moderate Allocation Fund	5,476,196
Growth Allocation Fund	4,930,206
Aggressive Allocation Fund	543,333
MML American Funds International Fund	4,872,434
MML American Funds Core Allocation Fund	6,966,931

70

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

71

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2017:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.12%	$1,041.10	$0.62	$1,024.60	$0.61
Service Class	1,000	0.37%	1,038.80	1.90	1,023.30	1.89
Balanced Allocation Fund
Initial Class	1,000	0.12%	1,049.90	0.62	1,024.60	0.61
Service Class	1,000	0.37%	1,047.80	1.91	1,023.30	1.89
Moderate Allocation Fund
Initial Class	1,000	0.11%	1,057.80	0.57	1,024.70	0.56
Service Class	1,000	0.36%	1,056.90	1.87	1,023.40	1.84
Growth Allocation Fund
Initial Class	1,000	0.12%	1,070.70	0.63	1,024.60	0.61
Service Class	1,000	0.37%	1,069.80	1.93	1,023.30	1.89

72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.15%	$1,082.50	$0.79	$1,024.40	$0.77
Service Class	1,000	0.40%	1,081.40	2.10	1,023.20	2.04
MML American Funds Growth Fund
Service Class I**	1,000	1.03%	1,113.20	5.49	1,020.00	5.24
MML American Funds International Fund
Service Class I**	1,000	1.23%	1,111.70	6.55	1,019.00	6.26
MML American Funds Core Allocation Fund
Service Class I	1,000	0.71%	1,073.90	3.71	1,021.60	3.62

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2017, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

73

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-44298-00

MassMutual

Annual Report

MML Series Investment Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

Tina Wilson

“MassMutual believes that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing.”

December 31, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. One campaign promise fulfilled was the passage of tax reform, as President Trump signed sweeping tax legislation (i.e., the Tax Cuts and Jobs Act) into law on December 22, 2017.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe investors preparing for retirement who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their long-term retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement accounts. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining retirement accounts that contain a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for adequate retirement income based on your long-term needs;

•	are invested properly for all market conditions, based on your retirement income goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than people. Our commitment has always been to help you care for the people you care about. We’ve helped people secure their future and protect the ones they love since 1851. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit people who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet, beginning in 2017.

•	Investment-grade bond investors saw the smallest returns during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended December 31, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment types.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled, for a good bit of the year, to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period. One campaign promise that the President was able to fulfill, however, was the passage of tax reform (i.e., the Tax Cuts and Jobs Act), which he signed into law on December 22, 2017.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. (This, despite the fact that many companies cited the impact of hurricanes and high foreign exchange rates as negatively impacting earnings or revenue in the third quarter.) While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to influence domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence. The Fed raised short-term interest rates three times during the fiscal year – in March,

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

June and December of 2017. After starting the reporting period at 0.75%, the short-term interest rate ended the year at 1.50%. In September, the Fed introduced plans to begin selling down its balance sheet, ending the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). In other Fed news, President Trump announced his selection of Jerome Powell as the next Fed chair following current chair Janet Yellen’s term. The selection, which was largely anticipated, is expected to be supportive of markets. As noted earlier, the Fed’s impact on the markets in 2017 was relatively muted compared to recent years, when the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

During the one-year period ended December 31, 2017, the technology-focused NASDAQ Composite® Index rose 29.64%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 21.83%, the Dow Jones Industrial AverageSM grew 28.11%, and the Russell 2000® Index of small-capitalization stocks added 14.65%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed other domestic indexes for the reporting period, as the Russell 1000® Growth Index reported a remarkable 30.21% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned an impressive 25.03% for the fiscal year. Developing market companies also delivered strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose an astounding 37.28%.*

Investment-grade bond investors were once again left largely on the sidelines, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, advanced only 3.54% for the period. Market yields generally accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging time for the bond market.

Yield on the 2-year U.S. Treasury bond rose to end the reporting period at 1.88%. Yield on the 10-year Treasury bond dropped a modest 0.03%, ending the period at 2.41%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed-income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 7.50%.*

With nine consecutive quarters of positive returns for the S&P 500 now in the history books, thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is, for those investors seeking retirement income, the wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. Consequently, as we close out this fiscal year, you may find that this is the right time to evaluate your portfolio to ensure that it matches your overall risk tolerance, investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 36.22%, outperforming, by a wide margin, the 30.21% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. In addition, the Fund substantially outperformed the 21.83% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, for the year ended December 31, 2017, stock selection was the primary reason for the Fund’s relative outperformance, but sector weighting was also notably positive. Information technology, consumer discretionary, and consumer staples were the leading relative outperformers. Financials and industrials and business services were the largest detractors.

The information technology sector was the leading relative outperformer, mainly due to stock selection, but overweighting the benchmark’s second-strongest performer also helped. Higher-than-expected revenue growth in its gaming and cloud-computing businesses has helped drive shares of Tencent Holdings higher over the past year. This Fund holding, which operates the dominant social media platform in China, is the best-positioned mobile internet player in the region, with its WeChat messaging service and portfolio of other promising assets. Its large traffic base affords the company significant opportunities to monetize efforts in online payments, internet finance, cloud computing, and subscription-based content. Shares of Alibaba Group Holding rallied sharply, with results consistently exceeding expectations, driven by the strength in this Fund holding’s core Chinese e-commerce business, which continues to benefit from improving user engagement and ongoing mobile monetization efforts.

The consumer discretionary sector outperformed on stock selection. Shares of Fund holding Amazon.com traded higher over the past year, as the company continues to disrupt the traditional retail business model, while also dominating in cloud computing with its highly profitable and rapidly growing Amazon Web Services unit. Shares of Marriott International rose, as this Fund holding continued to execute on strategic initiatives, including strategic investments to increase loyalty program participation and capture new revenue and cost-savings opportunities through the Starwood integration.

The consumer staples sector aided relative performance on significant underweighting against the benchmark. In our view, valuations remain stretched as investors have bid up the sector over the past several years for its defensive characteristics and dividend support against a backdrop of historically low yields in the fixed-income sector.

For the year, the financial sector was the largest relative detractor from the Fund’s performance due to stock selection. While an overweight to the sector was a slight contributor to the Fund’s results, the benefit was offset by unfavorable stock selection. In particular, Fund holdings within the capital markets industry, which comprises the bulk of the Fund’s exposure in the sector, continued to face increasing regulatory headwinds.

Subadviser outlook

In our view, the current environment is almost an ideal one for equities, with elevated prices for a range of assets and high expectations for profit and economic growth encouraging investors to accept a higher level of risk. The strong earnings

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

performance of 2017 will set a higher bar for year-over-year profit comparisons – although we believe that investors are likely to look past some slowing in earnings growth if the overall economy remains healthy. Nevertheless, our opinion is that market leadership could narrow as the bull market continues to age. As always, unforeseen risks, such as geopolitical turmoil, also have the potential to present challenges. We are particularly on the lookout for a regulatory attack on leading technology and internet firms, which could have unintended consequences and result in widespread disruption in the markets.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/17

Amazon.com, Inc.	8.9%
Facebook, Inc. Class A	5.3%
Microsoft Corp.	4.5%
Alphabet, Inc. Class C	4.4%
Alibaba Group Holding Ltd. Sponsored ADR	3.7%
The Priceline Group, Inc.	3.6%
Visa, Inc. Class A	3.2%
The Boeing Co.	2.9%
UnitedHealth Group, Inc.	2.8%
Mastercard, Inc. Class A	2.7%

42.0%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/17

Communications	31.4%
Consumer, Non-cyclical	20.2%
Technology	16.1%
Financial	15.4%
Consumer, Cyclical	9.6%
Industrial	6.2%
Basic Materials	0.6%
Utilities	0.2%
Mutual Funds	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	36.22%	18.69%	10.39%
Russell 1000 Growth Index*	30.21%	17.33%	10.00%
S&P 500 Index	21.83%	15.79%	8.50%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	35.89%	18.39%	12.07%
Russell 1000 Growth Index*	30.21%	17.33%	11.76%
S&P 500 Index	21.83%	15.79%	10.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 16.33%, underperforming, by a wide margin, the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in U.S. equity market. The Fund outperformed the 13.66% return of the Russell 1000® Value Index, which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, Fund holdings in the utilities sector weighed on relative performance. On the other hand, both stock selection and sector weightings positively impacted relative returns overall. The leading contributor to Fund performance was a single Fund holding in the industrials and business services sector; Fund holdings in the information technology and real estate sectors also proved additive to the Fund’s full-year results.

Amid extensive wildfires in southern California, shares of two Fund holdings, PG&E and Edison International, suffered due to concerns that the electric utilities could be found liable for the multimillion-dollar fire damage. PG&E suspended its dividend in light of this potential headwind, a move that further weighed on its share price. The Fund sold shares of PG&E due to the uncertainty and is closely monitoring Edison International’s potential legal responsibility.

Turning to the positive, stock selection in the industrials and business services sector was by far the largest contributor to relative results, largely due the Fund’s position in Boeing. The company continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. The Fund trimmed its position, but continued to hold Boeing because it operates in a market with only two major providers at this time and that is expected to see steady long-term global airline passenger growth.

The information technology sector also bolstered the Fund’s relative returns, driven by stock selection – particularly, the Fund’s investment in Applied Materials. This Fund holding, which produces manufacturing equipment for the semiconductor industry as well as supplies for flat-panel displays, benefited from smartphones transitioning to the next generation of memory and display technology – as well as growth in demand from China.

Subadviser outlook

We expect increased volatility and modest equity returns in the coming months, as investors assess the impact of U.S. tax reform on the economy and individual companies. In our view, the level of complacency in the market is a little concerning, and as a result, we believe a more thoughtful approach to balancing cyclical and defensive exposure is warranted. Valuations have remained elevated, making it challenging to identify areas of the market that could outperform over the long term. Given the higher potential for a choppy market environment, we believe a cautious approach that takes advantage of market gyrations is appropriate.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/17

JP Morgan Chase & Co.	3.9%
Wells Fargo & Co.	2.9%
Exxon Mobil Corp.	2.6%
Morgan Stanley	2.2%
Microsoft Corp.	2.1%
Verizon Communications, Inc.	2.0%
Johnson & Johnson	1.9%
Total SA	1.9%
DowDuPont, Inc.	1.9%
QUALCOMM, Inc.	1.8%

23.2%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/17

Financial	28.5%
Consumer, Non-cyclical	17.9%
Industrial	10.6%
Energy	9.7%
Communications	8.5%
Technology	6.6%
Consumer, Cyclical	6.2%
Utilities	5.4%
Basic Materials	4.7%
Mutual Funds	0.0%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	16.33%	12.43%	6.81%
S&P 500 Index*	21.83%	15.79%	8.50%
Russell 1000 Value Index	13.66%	14.04%	7.10%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	15.97%	12.13%	8.33%
S&P 500 Index*	21.83%	15.79%	10.42%
Russell 1000 Value Index	13.66%	14.04%	9.13%

GROWTH OF $10,000 FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class I shares returned 21.34%, underperforming the 21.83% return of the Index, which measures the performance of 500 widely held stocks in U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees, expenses, or taxes, and it is not possible to invest directly in the Index.

For the year ended December 31, 2017, information technology and materials were the strongest-performing sectors within the Index; the telecommunication services and energy sectors turned in the worst performances.

The year started off with a strong rally following the U.S. presidential election and never looked back. Markets posted positive gains each of the 12 months of 2017, a feat never achieved before.

The year was full of geopolitical risk, ranging from nuclear threats from North Korea to upheaval of royalty in Saudi Arabia. Throughout it all, however, investors focused on the continued global economic growth. During the year, U.S. equity markets continually posted new all-time highs, while volatility was suppressed to all-time lows.

In October, the Federal Reserve Board (the “Fed”) began the highly anticipated process of shrinking its balance sheet, as it let maturing bonds roll off without repurchasing new investments. In the same vein, the Fed continued its policy tightening – with three hikes to the federal funds rate throughout the year in March, June and December – despite the lack of any measurable inflation. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

With respect to the job market, the American unemployment rate continued to fall to what many are calling full employment. The yield curve flattened throughout the year to multi-year lows in spreads between the long and short ends of the curve, as the 10-year Treasury remained mostly unchanged from the previous year at just above 2.4%. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

During most of 2017, the U.S. dollar unexpectedly fell, relative to other developed market currencies, despite the Fed continuing to raise rates. This caused a rally in commodities – most notably, oil, which almost topped $60 a barrel at the end of the year.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In our view, U.S. earnings could get another boost in 2018 from the tax reform legislation that was signed into law in December 2017. We believe that the proposed reduction in the corporate tax rate could contribute an 8% boost in S&P 500 earnings per share, although we believe that U.S. share prices could face some headwind from their high valuations. Our return expectations for 2018 are more modest, but still show a healthy return outlook. We expect earnings to remain the primary driver of returns, led by U.S. earnings growth.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/17

Apple, Inc.	3.8%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.0%
Facebook, Inc. Class A	1.8%
Berkshire Hathaway, Inc. Class B	1.6%
Johnson & Johnson	1.6%
JP Morgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.5%
Alphabet, Inc. Class C	1.4%
Alphabet, Inc. Class A	1.4%

19.6%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	21.5%
Financial	18.7%
Technology	15.0%
Communications	13.4%
Industrial	10.0%
Consumer, Cyclical	8.7%
Energy	6.0%
Utilities	2.9%
Basic Materials	2.4%
Diversified	0.0%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Class I	21.34%	15.31%	8.05%
Class II	21.50%	15.47%	8.23%
Class III	21.69%	15.63%	8.37%
S&P 500 Index	21.83%	15.79%	8.50%

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class I	21.05%	15.01%	9.69%
S&P 500 Index	21.83%	15.79%	10.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management). Effective May 1, 2017, Wellington Management replaced Harris Associates L.P. (Harris) as subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 21.99%, outperforming the 21.69% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time that Harris served as subadviser for the Fund (January 1–April 30, 2017), stock selection and sector weightings both contributed to results. All six invested sectors delivered positive collective absolute returns for the period, with the health care sector leading the way. All three of the Fund’s health care holdings gained value for the period; health care equipment company Baxter International generated the largest return. The health care sector also delivered the best result relative to the benchmark. The financials sector supplied the smallest positive collective return, as six of the Fund’s eight underlying holdings within the sector advanced for the period. Credit ratings provider Moody’s and insurance firm Aon were the Fund holdings that were the top performers. Insurance company American International Group and financial company Wells Fargo were the two Fund holdings that detracted the most from returns for the period.

For the time that Wellington Management served as subadviser for the Fund (May 1–December 31, 2017), BlackRock (in the financials sector) and Microsoft (information technology) were among the top Fund holdings that contributed to relative performance for the period. BlackRock, a global asset manager serving retail and institutional clients across asset classes, continued to benefit from a diversified product suite and perception as a best-in-class firm. Shares of Microsoft, the world’s largest software company, jumped after the company reported strong revenue and earnings growth. A third Fund holding, North American railroad operator Union Pacific, was the top contributor in the strong-performing industrials sector during the period. Top relative detractors for the period included Cardinal Health and Medtronic (both in the health care sector). Cardinal Health, a drug distributor for large pharmaceutical companies, faced headwinds from generic drug-price deflation and competitive pressures in their drug wholesaling business. Medtronic, the world’s largest medical device manufacturer, reported disappointing revenue growth due to a week-long computer system outage and a capacity constraint in the diabetes division, which weighed on the stock price.

Subadviser outlook

Overall, as has been the case over the last few years, Wellington Management remains highly cautious in our investment posture. Whatever view we may have over the next month, next year – or even the next five years – will have little bearing on our portfolio decisions. We continue to believe in the power of compounding and in a growing dividend as the tool through which this power is expressed. We believe time is our friend, whereas many investors believe it to be the enemy. We believe a long-term outlook characterized by patience and low turnover is our best approach for managing the portfolio. As has always been the case, we are agnostic about sector positioning versus a benchmark, as the Fund’s weightings result from this bottom-up stock selection. At the end of the period, the Fund held its most overweight stake, relative to the benchmark, in the health care and consumer staples sectors, and its largest underweight position in the information technology and energy sectors.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/17

NIKE, Inc. Class B	5.8%
Microsoft Corp.	5.7%
Chubb Ltd.	4.8%
The PNC Financial Services Group, Inc.	4.8%
Bristol-Myers Squibb Co.	4.7%
United Parcel Service, Inc. Class B	4.6%
American Express Co.	4.3%
Public Storage	4.2%
Diageo PLC	4.2%
The TJX Cos., Inc.	4.1%

47.2%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	30.2%
Financial	27.3%
Consumer, Cyclical	15.3%
Industrial	14.1%
Technology	9.4%
Basic Materials	2.0%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 12/8/11 - 12/31/17
Class II	21.99%	15.22%	16.00%
Russell 1000 Index	21.69%	15.71%	15.59%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/1/12 - 12/31/17
Service Class I	21.61%	14.92%	13.96%
Russell 1000 Index	21.69%	15.71%	14.47%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily to predominantly common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 21.73%, underperforming, by a wide margin, the 27.19% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The MSCI ACWI ex USA became the Fund’s benchmark on December 14, 2017 – because the MSCI ACWI ex USA more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the MSCI EAFE Index. The Fund underperformed the 25.03% return of the MSCI EAFE Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, stock selection and an overweighting (relative to the benchmark) in Europe, particularly in the U.K., hindered the Fund’s performance relative to the benchmark. Within the region, security selection in France and Switzerland also hurt results. Additionally, stock selection and an underweighting in China weighed on results in Asia.

From a sector perspective, stock selection and an overweighted position in the health care sector detracted from the Fund’s relative performance, as did security selection in the consumer discretionary and industrials sectors. Within health care, generic drug manufacturer Teva Pharmaceutical Industries (Israel) was one Fund holding that significantly hindered results. In the consumer discretionary sector, Fund holding SES (Luxembourg), a satellite-based data transmission capacity provider, was a notable detractor. Electronics manufacturer Toshiba (Japan) was a Fund holding that detracted within industrials. Other Fund holdings that hampered the Fund’s full-year performance included U.K.-based oilfield services company Petrofac in the energy sector, and Japanese office equipment company Konica Minolta in the information technology sector.

During the period, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. This hurt the Fund’s performance because investments in securities with non-U.S. currency lost value as the dollar rose.

In contrast, a lack of exposure to Australia and New Zealand benefited the Fund’s relative results. In North America, the benefit of an underweighted position in Canada more than offset the negative effect of stock selection there. Additionally, an overweighting and stock selection in South Korea contributed to relative performance.

From a sector perspective, stock selection in the financials sectors benefited the Fund’s relative performance. Within the sector, South Korean banks KB Financial Group and Hana Financial Group were two Fund holdings that helped results. Positioning in the utilities sector boosted the Fund’s relative performance to a lesser extent. Other notable Fund holdings that contributed included South Korea-based semiconductor manufacturer Samsung Electronics in the information technology sector, Japanese mining business Sumitomo Metal Mining in the materials sector, and German airline Deutsche Lufthansa in the industrials sector.

Subadviser outlook

One counterintuitive characteristic of financial markets is that the better things seem, the riskier they may be. Risks appear elevated to us at this point in the cycle, as policy makers begin raising rates against a backdrop of broadly high asset prices and historically low volatility. We plan to continue to take profits at this point in the cycle where and when it appears fundamentally warranted. However, we plan to also remain invested in equity markets, with a focus, in the words of founder, Sir John Templeton, on “those stocks having the lowest prices in relation to possible earning power of future years.”

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/17

Samsung Electronics Co. Ltd.	3.2%
Royal Dutch Shell PLC Class B	2.8%
BP PLC	2.8%
Roche Holding AG	2.0%
Vodafone Group PLC Sponsored ADR	1.9%
BNP Paribas SA	1.9%
HSBC Holdings PLC	1.8%
Bayer AG Registered	1.8%
Standard Chartered PLC	1.7%
SoftBank Group Corp.	1.7%

21.6%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/17

Financial	22.5%
Consumer, Non-cyclical	16.2%
Energy	12.8%
Communications	11.2%
Industrial	9.9%
Technology	7.3%
Consumer, Cyclical	7.1%
Basic Materials	6.5%
Utilities	2.2%
Diversified	1.4%
Mutual Funds	1.0%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class, MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	21.73%	5.87%	1.30%
MSCI ACWI ex USA*	27.19%	6.80%	1.84%
MSCI EAFE Index	25.03%	7.90%	1.94%

Hypothetical Investments in MML Foreign Fund Service Class, MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	21.45%	5.60%	3.19%
MSCI ACWI ex USA*	27.19%	6.80%	4.06%
MSCI EAFE Index	25.03%	7.90%	4.19%

GROWTH OF $10,000 FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 27.67%, underperforming the 30.21% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, security selection within the health care and information technology sectors primarily drove the Fund’s underperformance. Selection within the financials sector also detracted from relative returns, as did the Fund’s overweight exposure, relative to the benchmark, to the energy sector. Positive selection within the industrials sector helped to partially offset these negative results. The Fund also benefited from its overweight allocation to the information technology sector and its underweight exposure to consumer staples.

With respect to individual Fund holdings, top detractors from relative performance included Allergan (in the health care sector) and Schlumberger (energy). Allergan, a multinational pharmaceuticals company, underperformed due to investor concerns over competitive pressures for some key products. Schlumberger, an oil and gas services company, struggled through an extended period of lower oil prices in 2017. Fund holding Qualcomm (a semiconductor and telecommunications equipment company) was the top detractor in the struggling information technology sector. The Fund trimmed its positions in all three of these stocks, but continued to hold them at the end of the period. Not owning benchmark constituent Boeing (an aerospace manufacturing company), which performed well during the period, also weighed on the Fund’s relative full-year results.

Fund holdings that were leading contributors to benchmark-relative returns included Alibaba Group Holding (Alibaba) and PayPal (both in information technology). Alibaba, the dominant Chinese online and mobile commerce company, outperformed after the company reported strong earnings ahead of consensus across multiple metrics and increased guidance. The company continued to execute on its advertising model and redeployed profits into cloud services. We believe they could become a leading cloud provider in China. PayPal, a digital payments company that enables digital and mobile payments on behalf of consumers and merchants, outperformed after the company reported strong earnings and announced that it was beginning to partner with major financial institutions. Caterpillar, a construction machinery and equipment company, was the Fund holding that contributed the most in the strong-performing industrials sector.

Subadviser outlook

As we turn to 2018, a new variable in our investment process will be the impact on demand over the next several years due to substantial changes in the tax bill and the multiplier effects from the tax savings to corporations and consumers. This is in addition to the recovery in demand throughout the world. From the Fund’s bottom-up investment perspective, we continue to expect the demand for productivity tools to increase, driven by business model disruptions across industries. As the pressure to grow while being more productive continues, companies are increasing their demand for these tools, which can help improve revenue or control costs. We believe many of the companies in the Fund’s portfolio have the potential to benefit from this secular trend.

Consumer discretionary continues to be an area of the Fund that we have been trimming over the past couple of years, as we continue to struggle to find attractive opportunities based on our investment process. We find it difficult to justify the high valuation of these low-growth, low-return-on-capital consumer companies – which we believe is partly driven by investors who are willing to pay a premium for low-volatility dividend-paying companies. At year end, the Fund’s largest overweight positions were in the information technology and financials sectors. The Fund’s most significant underweight stakes were in the consumer discretionary and consumer staples sectors.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/17

Apple, Inc.	7.4%
Microsoft Corp.	6.7%
Alphabet, Inc. Class C	6.6%
Facebook, Inc. Class A	4.0%
Amazon.com, Inc.	3.5%
Visa, Inc. Class A	2.5%
The Home Depot, Inc.	2.1%
Caterpillar, Inc.	2.0%
Mastercard, Inc. Class A	1.9%
Texas Instruments, Inc.	1.9%

38.6%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/17

Technology	33.2%
Communications	19.5%
Consumer, Non-cyclical	15.4%
Financial	11.6%
Industrial	10.8%
Consumer, Cyclical	4.3%
Energy	3.3%
Basic Materials	2.0%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 12/8/11 - 12/31/17
Class II	27.67%	15.63%	14.94%
Russell 1000 Growth Index	30.21%	17.33%	16.61%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/1/12 - 12/31/17
Service Class I	27.32%	15.35%	12.95%
Russell 1000 Growth Index	30.21%	17.33%	15.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 15.10%, outperforming the 13.66% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, security selection within the industrials and consumer discretionary sectors contributed the most to relative performance. The Fund’s overweight allocation, relative to the benchmark, to the strong-performing information technology sector and underweight stake in telecommunication services were also additive. These results were partially offset by weak security selection within the health care and financials sectors, as well as an overweight allocation to industrials. A frictional cash position in an upward trending market also detracted from returns. Sector allocation, a residual of our bottom-up stock selection process, contributed modestly to performance.

With respect to individual Fund holdings, top contributors to benchmark-relative results included Pulte Group (in the consumer discretionary sector) and Caterpillar (industrials). Pulte Group, an American home construction company, was another Fund holding that benefited from positive investor sentiment. Caterpillar, an American construction equipment and machinery company, had a strong year of beating earnings estimates and raising earnings guidance. The Fund maintained its positions in both stocks as of the end of the period.

Fund holdings that were top detractors from benchmark-relative performance included Signet Jewelers and Viacom (both consumer discretionary), and Allergan (health care). Signet Jewelers, a diamond jewelry retailer that is domiciled in Bermuda and headquartered in the U.S., struggled to perform under scrutiny from federal and state agencies regarding its financing and credit practices. The Fund eliminated its position in the stock near the end of the period. The Fund initiated a position in Viacom, an American media company, at the beginning of the period. The stock had underperformed in an environment of increasing negative sentiment toward the advertising sector. The company was also the subject of scrutiny regarding the funding of their Paramount studio. We maintained our position in the stock as of the end of the period. Allergan, an Ireland-based specialty pharmaceutical company, was the top detractor in the health care sector. Shares of this Fund holding underperformed due to investor concerns over competitive pressures for some key products.

Subadviser outlook

With U.S. tax reform now enacted into law, we see the potential for a further acceleration in U.S. gross domestic product (GDP) growth, driven by increases in consumer expenditures, corporate profits, and business spending. We are watching for a pick-up in inflation, as tax stimulus pulls forward growth in an economy with a low unemployment rate and decent current growth. During 2017, the Federal Reserve (the “Fed”) continued to raise rates and shrink its balance sheet at a very measured pace. The consensus view sees the potential for multiple federal funds rate increases during 2018. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.)

In our view, the macro environment looks favorable for markets over the next few quarters, although we believe risks remain. Equity markets closed out the year with historically low volatility in the face of the North Korean nuclear threat, Russian

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

meddling in the U.S. presidential election, and multiple hurricanes hitting the U.S. this fall. Interest rates are low and are likely moving higher across the globe, while the European Central bank has been tapering its quantitative easing program, and the U.K. is proceeding with its planned exit from the European Union. We believe the potential exists for a year of strong earnings growth in the U.S. market, led by benefits of tax reform, and solid underlying fundamentals in the economy.

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/17

JP Morgan Chase & Co.	4.5%
Wells Fargo & Co.	3.2%
Citigroup, Inc.	2.8%
Cisco Systems, Inc.	2.7%
Intel Corp.	2.6%
The PNC Financial Services Group, Inc.	2.5%
Chevron Corp.	2.3%
Bank of America Corp.	2.1%
Merck & Co., Inc.	2.0%
DowDuPont, Inc.	1.6%

26.3%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/17

Financial	28.8%
Consumer, Non-cyclical	16.4%
Industrial	10.9%
Energy	10.1%
Communications	9.0%
Technology	8.8%
Consumer, Cyclical	7.1%
Utilities	3.4%
Basic Materials	3.0%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/10/10 - 12/31/17
Class II	15.10%	13.00%	12.26%
Russell 1000 Value Index	13.66%	14.04%	13.41%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/1/12 - 12/31/17
Service Class I	14.78%	12.73%	11.89%
Russell 1000 Value Index	13.66%	14.04%	13.60%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a significant percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class I shares returned 24.16%, outperforming the 22.40% return of the MSCI World Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of world equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, the Fund’s avoidance of the poor-performing utilities and communications sector was a primary factor that benefited performance relative to the benchmark. Strong security selection in both the health care and consumer staples sectors also lifted relative returns. Within the health care sector, the Fund’s overweight position, relative to the benchmark, in life sciences supply company Thermo Fisher Scientific contributed positively to relative results. Within the consumer staples sector, overweight positions in two Fund holdings – alcoholic beverage companies Pernod Ricard (France) and Diageo (United Kingdom) – further aided relative performance.

Stocks in other sectors that supported relative returns included not owning diversified industrial conglomerate General Electric and integrated oil and gas company ExxonMobil. Overweight positions in four Fund holdings – luxury goods company LVMH Moet Hennessy Louis Vuitton (France), global payments technology company Visa, pulp and paper manufacturer and consumer goods company Svenska Cellulosa (Sweden), and paint and specialty chemicals manufacturer Akzo Nobel (Netherlands) also helped drive Fund performance for the year. Holding shares of microchip and electronics manufacturer Samsung Electronics (South Korea), which is not a benchmark constituent, also aided relative results.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Fund to have different currency exposure than its benchmark.

Security selection in the leisure sector detracted from the Fund’s performance for the year, as the Fund’s overweight positions in four holdings – advertising and marketing firms WPP Group (United Kingdom) and Omnicom Group, media firm Time Warner and diversified entertainment company Walt Disney – hindered relative returns. An underweight allocation to – and, to a lesser extent, security selection within – the technology sector also hampered relative results. Not holding shares of computer and personal electronics maker Apple and software giant Microsoft also held back relative returns within the technology sector. Elsewhere, the Fund’s overweight positions in convenience foods manufacturer Kellogg and in oil field services company Schlumberger detracted from relative returns. Holding shares of professional beauty supplier retailer Sally Beauty, which is not a benchmark constituent, and not owning shares of internet retailer Amazon.com also hurt relative results, as both of these companies were strong performers for the year.

Subadviser outlook

Our present business cycle is now in its ninth year. This compares with an average post-World War II cycle of about five years. We believe that one area of concern is the potential for labor markets to run too hot. Wages have not taken off yet, but the U.S. Federal Reserve is watching closely for that possibility. Further, we believe that surging private sector credit growth is a cause for concern, with debt-to-asset levels approaching peaks last seen in 2007, on the eve of the global financial crisis. A surge in credit utilization is typical late-cycle behavior.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

We monitor the shape of the yield curve because an inversion of the curve has preceded the last seven U.S. recessions. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The curve is quite flat, though it has steepened a bit lately, and this suggests, in our view, that the market believes the uptick in growth we have been experiencing recently might not last a year or two down the road. In summary, while MFS does not believe that we appear to be in near-term danger of recession, there are growing indications that we are late in the business cycle.

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/17

Thermo Fisher Scientific, Inc.	2.8%
Bayer AG Registered	2.6%
Honeywell International, Inc.	2.6%
Nestle SA Registered	2.4%
Accenture PLC Class A	2.4%
Visa, Inc. Class A	2.4%
Medtronic PLC	2.3%
Comcast Corp. Class A	2.2%
Reckitt Benckiser Group PLC	2.2%
Diageo PLC	2.1%

24.0%

MML Global Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	36.3%
Industrial	17.0%
Financial	13.2%
Communications	9.6%
Consumer, Cyclical	9.1%
Technology	7.0%
Basic Materials	5.7%
Mutual Funds	1.8%
Energy	1.0%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Class I	24.16%	11.90%	5.70%
Class II	24.30%	11.97%	5.84%
MSCI World Index	22.40%	11.64%	5.03%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class I	23.95%	11.64%	7.79%
MSCI World Index	22.40%	11.64%	7.07%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 23.70%, outperforming the 21.83% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, stock selection in the financial services sector contributed to the Fund’s benchmark-relative performance. Most notably, the Fund’s overweight positions, relative to the benchmark, in global payments technology company Visa and debit and credit transaction processing company Mastercard aided relative results. Stock selection and an underweight position in the utilities and communications sector further helped the Fund’s relative performance. Within that sector, the Fund’s overweight position in broadcast and communication tower management firm American Tower and avoiding poor-performing telecommunication services provider AT&T further supported relative results. Elsewhere, not owning shares of diversified industrial conglomerate General Electric and integrated oil and gas company ExxonMobil boosted relative returns, as both companies underperformed the benchmark. The Fund’s overweight positions in broadband communications and networking services Broadcom and paint and coating manufacturer Sherwin-Williams contributed to relative returns. Additionally, the Fund’s holdings of luxury goods company LVMH Moet Hennessy (France) and wine and alcoholic beverage producer Pernod Ricard (France) – neither of which are benchmark constituents – helped performance relative to the benchmark.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance.

An underweight position in the technology sector hurt relative performance. The Fund’s underweight holdings of computer and personal electronics maker Apple and social networking service provider Facebook detracted from relative returns, as did not owning strong-performing software giant Microsoft. In other sectors, the Fund’s overweight positions in commercial products manufacturer Newell Brands, oil field services company Schlumberger, snack food and beverage producer Mondelez International, and financial services firm Goldman Sachs Group weighed on relative performance. Not owning shares of internet retailer Amazon.com and aerospace company Boeing further hurt relative results, as both companies outperformed the benchmark during the year.

The Fund’s cash and/or cash equivalents position was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a strong equity market, however, holding cash hurt relative performance, since the benchmark has no cash position.

Subadviser outlook

Our present business cycle is now in its ninth year. This compares with an average post-World War II cycle of about five years. We believe that one area of concern is the potential for labor markets to run too hot. Wages have not taken off yet, but the U.S. Federal Reserve is watching closely for that possibility. Further, we believe that surging private sector credit growth is a cause for concern, with debt-to-asset levels approaching peaks last seen in 2007, on the eve of the global financial crisis. A surge in credit utilization is typical late-cycle behavior.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

We monitor the shape of the yield curve because an inversion of the curve has preceded the last seven U.S. recessions. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The curve is quite flat, though it has steepened a bit lately, and this suggests, in our view, that the market believes the uptick in growth we’ve been experiencing recently might not last a year or two down the road. In summary, while we don’t believe that we appear to be in near-term danger of recession, there are growing indications that we’re late in the business cycle.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/17

JP Morgan Chase & Co.	3.9%
Bank of America Corp.	3.1%
Visa, Inc. Class A	3.1%
Alphabet, Inc. Class A	3.0%
Thermo Fisher Scientific, Inc.	2.8%
American Tower Corp.	2.6%
Broadcom Ltd.	2.5%
Alphabet, Inc. Class C	2.4%
Cognizant Technology Solutions Corp. Class A	2.4%
Comcast Corp. Class A	2.3%

28.1%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	23.7%
Financial	23.3%
Technology	15.4%
Communications	10.5%
Consumer, Cyclical	9.6%
Industrial	8.1%
Energy	5.0%
Basic Materials	2.4%
Utilities	0.6%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	23.70%	14.78%	7.14%
S&P 500 Index	21.83%	15.79%	8.50%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	23.41%	14.49%	8.87%
S&P 500 Index	21.83%	15.79%	10.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley). Effective December 4, 2017, Barrow Hanley replaced BlackRock Investment Management, LLC (BlackRock) as subadviser of the Fund.

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 17.43%, outperforming the 13.66% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index became the Fund’s benchmark on December 14, 2017 – because the Russell 1000 Value Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the S&P 500® Index. The Fund underperformed the 21.83% return of the S&P 500 Index, which measures the performance of 500 widely held stocks in U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time that BlackRock served as subadviser for the Fund (January 1–December 3, 2017), the Fund generated relative outperformance in nine out of 11 sectors during the period. The largest contributor to the Fund’s relative performance was a combination of stock selection and allocation decisions in the energy sector. Notably, the Fund’s underweight position, relative to the S&P 500 Index, to the energy equipment and services industry proved beneficial for performance. Further, the Fund’s underweight stake in U.S. integrated oil and gas operators and its overweight in their non-U.S. domiciled peers boosted relative returns within the oil, gas, and consumable fuels industry. In health care, stock selection and an overweight to the health care providers and services industry and stock selection in pharmaceuticals added to relative performance. Lastly, a combination of stock selection in, and an underweight to, the telecommunication services sector contributed to relative performance, as did stock selection in the industrials sector. The largest detractor from relative performance was the Fund’s cash position, which averaged 4.5% during the period. In utilities, a combination of stock selection and an underweight to the electric utilities industry negatively impacted relative returns. Within financials, stock selection in the insurance industry and an underweight allocation to the diversified financial services industry also hampered relative performance. At the industry level, stock selection in food and staples retailing was a notable detractor.

For the time that Barrow Hanley served as subadviser for the Fund (December 4–31, 2017), on a sector-level basis, an underweight to utilities and real estate, as well as stock selection in industrials, added to performance. Within industrials, Fund holding Owens Corning added to performance. Owens Corning manufactures asphalt shingles for residential roofs, insulation for residential and commercial use, and fiberglass composites for a wide variety of industrial applications. The company reported strong results as the year progressed and earnings forecasts continued to see upward revisions. Detracting from the Fund’s performance for the period was QUALCOMM, a smartphone chipset manufacturer, and Oracle, a software, hardware, and services company. Both of these Fund holdings fell slightly late in the fourth quarter due primarily to a sell-off in the technology sector.

Subadviser outlook

We have been expecting a sustained turn in favor of value stocks for some time now. After 8 1⁄2 years of growth stock dominance (with a brief reprieve in 2016), the patience of value investors is being tested. Yet this is not the first growth cycle Barrow Hanley has endured in our 38-year history and we are confident that the environment for value investing is a ripe one. If markets cannot rely on continued easy monetary policies as an incentive to drive valuations higher, investors must once again look at earnings and fundamentals of the underlying companies. We remain confident that our conservative, defensive style of investing has the potential to provide downside protection due to the Fund’s focus on undervalued companies with strong fundamentals and a meaningful and growing dividend.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/17

Bank of America Corp.	3.4%
JP Morgan Chase & Co.	3.0%
American Express Co.	2.8%
Wells Fargo & Co.	2.8%
BP PLC Sponsored ADR	2.6%
DowDuPont, Inc.	2.6%
Johnson & Johnson	2.4%
Phillips 66	2.3%
Pfizer, Inc.	2.3%
Chevron Corp.	2.2%

26.4%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/17

Financial	26.6%
Consumer, Non-cyclical	18.3%
Energy	12.9%
Industrial	11.2%
Consumer, Cyclical	8.9%
Technology	8.7%
Basic Materials	6.0%
Communications	4.2%
Utilities	1.4%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	17.43%	13.20%	6.58%
Russell 1000 Value Index*	13.66%	14.04%	7.10%
S&P 500 Index	21.83%	15.79%	8.50%

Hypothetical Investments in MML Income & Growth Fund Service Class, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	17.21%	12.91%	8.13%
Russell 1000 Value Index*	13.66%	14.04%	9.13%
S&P 500 Index	21.83%	15.79%	10.42%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 30.35%, outperforming, by a wide margin, the 24.21% return of the MSCI World Index ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of world, excluding U.S. equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, Fund holdings in Switzerland, the U.K. and France contributed most to the Fund’s performance compared with the benchmark for the year. All but one of the 31 underlying holdings in these countries produced positive absolute returns. Switzerland’s materials metals and mining company Glencore, U.K.-based industrials firm CNH Industrial, and France’s luxury goods company Kering were the three Fund holdings that supplied the largest positive returns in these respective locations.

From a sector perspective, the best relative performance for the reporting period came from Fund holdings in the financials sector, as all 14 underlying holdings advanced for the year. Technology produced the largest positive absolute return, which stemmed from all of the sector’s underlying holdings generating double-digit positive returns, led by Samsung Electronics. The industrials sector was the next-largest positive relative performer and also generated the second-highest absolute return.

The Fund’s positions in Sweden, Japan, and Mexico hindered its full-year relative performance. However, the absolute collective returns from Sweden and Japan were positive for the year, as only one holding in each of these countries lost value. Mexico’s absolute return of -10% came from its single underlying holding, Grupo Televisa, which declined for the period. From a sector perspective, Fund holdings in consumer discretionary weighed on relative results even though the sector’s absolute return was positive for the period. No other sectors detracted from relative performance during the year.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The Fund currently holds hedges on the Swiss franc. Approximately 15% of the underlying franc is hedged. We believe this currency has appreciated above the range of its intrinsic value as measured by purchasing power parity and other economic fundamentals. Currency hedges detracted 0.04% from the Fund’s cumulative performance for the year.

Subadviser outlook

A confluence of positive economic news, including low volatility, paved the way for stock market growth around the globe. Economic improvements in the United States prompted the Federal Reserve to raise key interest rates in December for the third time in 2017. In addition, Congress passed a new tax bill that lowers the corporate tax rate from 35% to 21%, a move that investors see as business friendly. In Japan, unemployment continued to fall, while core consumer prices increased in November from a year ago. The Bank of Japan plans to continue its monetary easing policy into 2018. In December, the European Central Bank left interest rates unchanged and sees this trend continuing. Although market prices of companies march higher in the short term, our perception of a business’s intrinsic value is measured over the long term. The Fund seeks to own stocks that are trading at the largest current discount to fair value in all market environments.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/17

Lloyds Banking Group PLC	5.1%
Daimler AG Registered	4.9%
Glencore PLC	4.7%
BNP Paribas SA	4.6%
Bayerische Motoren Werke AG	4.2%
Credit Suisse Group AG Registered	3.9%
Hennes & Mauritz AB Class B	3.8%
Intesa Sanpaolo SpA	3.8%
Toyota Motor Corp.	3.6%
CNH Industrial NV	3.4%

42.0%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/17

Financial	33.8%
Consumer, Cyclical	24.2%
Industrial	12.9%
Communications	9.6%
Consumer, Non-cyclical	9.5%
Basic Materials	5.0%
Technology	2.2%
Mutual Funds	0.4%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML International Equity Fund Class II and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Since Inception Average Annual 1/7/14 - 12/31/17
Class II	30.35%	6.42%
MSCI World Index ex USA	24.21%	4.65%

Hypothetical Investments in MML International Equity Fund Service Class I and the MSCI World Index ex USA.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Since Inception Average Annual 5/1/14 - 12/31/17
Service Class I	30.16%	5.91%
MSCI World Index ex USA	24.21%	4.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 33.51%, outperforming the 30.21% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, stock selection in the consumer discretionary, consumer staples, health care, and financials sectors – and the Fund’s allocation to the information technology and consumer discretionary sectors – contributed positively to relative returns. Fund holdings Alibaba Group Holding (Alibaba) and Amazon.com were the top contributors for the year.

Fund holding Alibaba, China’s e-commerce leader, reported fundamentally strong results during the period, with revenue growth exceeding consensus expectations. Demonstrating the power of its brands and network ecosystem, Alibaba’s revenue growth accelerated to the fastest rate since the IPO for what is now a much larger company. Benefiting from strong customer engagement and innovation, Alibaba’s gross merchandise volume (GMV) increased at a higher rate than the growth in China’s retail sector. Alibaba continued to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. Online retailer Amazon.com reported healthy fundamentals and strong growth in revenue. With GMV growing, this Fund holding continued to take market share. Amazon Web Services also posted impressive revenue growth. Amazon.com continued rapid investment in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns.

Stock selection in the energy, industrials and information technology sectors – as well as the Fund’s allocation to the consumer staples, energy, industrials, and health care sectors – detracted from relative performance. Fund holdings Schlumberger and Qualcomm were the largest detractors. Schlumberger, the world’s leading oil field services company, reported global sales that were lower compared to the same period last year. In markets outside of North America, the company continued to experience low demand. However, Schlumberger reported improved results in North America, with strong growth in regional rig-count as well as in hydraulic fracturing revenue. Qualcomm, the pioneer developer of 3G and 4G technology, continued to benefit from its difficult-to-replicate skill in designing and manufacturing the chipsets used in mobile devices for wireless communication. A lawsuit filed in early 2017 by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value. Shares rebounded sharply in November after an unsolicited bid from Broadcom to acquire Qualcomm for $70 per share. The bid was unanimously rejected by Qualcomm’s Board of Directors on the grounds that it substantially undervalued the company relative to its leadership position and growth prospects in mobile technology.

Subadviser outlook

We remain positive on global equities looking out at 2018. Earnings rose at a double-digit rate in most major equity markets in 2017, and we anticipate a similar growth rate for 2018. U.S. earnings growth will likely be further boosted in future years by tax reform. The prospect of a lower and more globally competitive corporate tax structure in the U.S., coupled with the prospect of repatriated earnings, could provide a foundation for significant earnings-per-share (EPS) growth. The two primary risks to

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

our equity market outlook are if the current trajectory of improved earnings growth is derailed, and/or there is an unexpected shift in the Federal Reserve’s accommodative monetary policy. Both developments would put downward pressure on equity valuations and impede earnings growth. We are optimistic about 2018, but recognize volatility could increase somewhat. With valuations already reflecting expectations for the strong earnings trend to continue and meaningful benefits from tax reform, any related disappointments could weigh on sentiment.

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/17

Amazon.com, Inc.	7.3%
Facebook, Inc. Class A	6.6%
Alibaba Group Holding Ltd. Sponsored ADR	6.3%
Visa, Inc. Class A	5.4%
Oracle Corp.	4.9%
Cisco Systems, Inc.	4.8%
Monster Beverage Corp.	4.1%
Novo Nordisk A/S Sponsored ADR	3.3%
Autodesk, Inc.	3.3%
SEI Investments Co.	3.3%

49.3%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/17

Communications	32.6%
Consumer, Non-cyclical	26.0%
Technology	16.7%
Financial	10.2%
Industrial	8.0%
Energy	3.2%
Consumer, Cyclical	3.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	33.51%	15.38%	7.77%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	33.00%	15.08%	9.64%
Russell 1000 Growth Index	30.21%	17.33%	11.76%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 9.03%, underperforming, by a wide margin, the 21.83% return of the Index, which measures the performance of 500 widely held stocks in U.S. equity market. The Index is the Fund’s benchmark. The Fund significantly outperformed the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed its primary benchmark, the Index, for the year – which is to be expected during a period when the equity market advanced at an above-average rate with well-below-average volatility. Throughout 2017, the Fund’s two-part option strategy delivered equity market participation during market advances and protection during market declines.

Like the Index, the total return of the Fund was positive in each month of the year. In addition, the Fund had two months of outperformance during 2017, but underperformed the Index in each of the four quarters.

Equity market declines in 2017 were brief, shallow and infrequent, but the Fund delivered downside protection during the market’s largest peak-to-trough decline for the year. Specifically, from March 1 through April 13, the Fund declined 0.41%, delivering 2.17% of downside protection relative to the loss of 2.58% for the Index.

The Fund’s equity portfolio returned 21.89% for the year, a performance differential of +0.06% versus the Index, which contributed to the Fund’s return. Consistent with its investment objective, the measured risk of the Fund was low relative to the U.S. equity market, as its standard deviation for 2017 was 2.93% versus 6.78% for the Index.

Subadviser outlook

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Our investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to our philosophy and continuing to manage the Fund consistently with the firm’s historical approach, Gateway will continue to assist investors in managing risk while pursuing long-term return in this positive, yet uncertain, environment.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/17

Apple, Inc.	3.8%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.0%
Facebook, Inc. Class A	1.8%
Berkshire Hathaway, Inc. Class B	1.7%
Johnson & Johnson	1.6%
JP Morgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.5%
Alphabet, Inc. Class C	1.4%
Alphabet, Inc. Class A	1.4%

19.7%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	21.6%
Financial	18.9%
Technology	15.1%
Communications	13.4%
Industrial	10.0%
Consumer, Cyclical	8.9%
Energy	6.0%
Utilities	2.9%
Basic Materials	2.5%
Diversified	0.0%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Volatility Fund Initial Class, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	9.03%	7.45%	3.33%
S&P 500 Index*	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

Hypothetical Investments in MML Managed Volatility Fund Service Class, the S&P 500 Index, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	8.76%	7.19%	4.78%
S&P 500 Index*	21.83%	15.79%	10.42%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.15%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 24.81%, underperforming the 25.27% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 24.81% return outperformed, by a wide margin, the 16.24% return of the S&P MidCap 400® Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, Fund holdings in the information technology and health care sectors detracted from the Fund’s full-year returns, while stock selection in the consumer discretionary, industrials and business services, and financials sectors helped the Fund’s results relative to the benchmark.

The information technology sector detracted from relative results, due to stock selection and an underweight position, relative to the benchmark. CSRA provides information technology solutions and services to the U.S. government. This Fund holding’s shares fell, due to slower-than-expected ramp-ups of new programs and margin pressure from contract transitions. Security selection in the health care sector also hindered relative performance. Shares of health care services provider Envision Healthcare came under pressure, as this Fund holding announced a class action lawsuit alleging unfair billing practices, several unexpected management changes, and disappointing guidance. Shares of MEDNAX, a leading provider of physician-outsourced services to hospitals, fell as declining neonatal volume growth and an unfavorable anesthesia mix-shift toward government payors pressured pricing and caused margins to deteriorate for this Fund holding.

The consumer discretionary sector was the largest contributor to relative performance, due to an underweight position and stock selection. Among the sector contributors was hotel developer and operator Marriott. Shares of this Fund holding advanced, thanks to steady increases in revenue per available room in Europe and the Asia Pacific region, the resumption of share repurchases, and the acquisition of Starwood Hotels & Resorts Worldwide. Stock selection in the industrials and business services sector also benefited relative results. The share price of Fund holding IDEX, which designs, manufactures, and sells pumps, flow meters, and engineered components advanced, as broad improvement across end markets fueled organic growth.

The financials sector also contributed to the Fund’s relative performance, due to security selection and an overweight position. Fund holding FNF is a leading provider of title insurance and mortgage services, which benefited from strengthening residential and commercial trends that produced better-than-expected topline results and pretax title margin expansion.

Subadviser outlook

The stock market has continued to rise rapidly in recent months, extending an already exceptional bull market, both in magnitude and duration. While a sense that the good times cannot continue forever might call for some caution, we are also moderately concerned about valuations, which seem to be higher than underlying fundamentals may merit. The market’s steady advance has also made it more difficult to find entry points to add new positions to the Fund’s portfolio.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/17

Teleflex, Inc.	2.3%
Textron, Inc.	2.2%
T. Rowe Price Government Reserve Investment Fund 0.010% 9/19/34	1.8%
Microchip Technology, Inc.	1.8%
Roper Technologies, Inc.	1.7%
Fiserv, Inc.	1.7%
Hologic, Inc.	1.7%
Dollar General Corp.	1.7%
Tapestry, Inc.	1.7%
IDEX Corp.	1.6%

18.2%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	27.5%
Industrial	20.7%
Consumer, Cyclical	15.4%
Technology	14.4%
Financial	8.2%
Mutual Funds	5.8%
Communications	4.3%
Basic Materials	3.7%
Energy	1.4%

Total Long-Term Investments	101.4%
Short-Term Investments and Other Assets and Liabilities	(1.4)%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	24.81%	17.01%	10.62%
Russell Midcap Growth Index*	25.27%	15.30%	9.10%
S&P MidCap 400 Index	16.24%	15.01%	9.97%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	24.47%	16.72%	11.87%
Russell Midcap Growth Index*	25.27%	15.30%	10.78%
S&P MidCap 400 Index	16.24%	15.01%	11.06%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 11.70%, underperforming the 13.34% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, on an absolute basis, the portfolio benefited from upbeat earnings reports, improving growth prospects, moderate inflation, and the passage of the largest corporate tax cut in decades. On a relative basis, stock selection in energy (and the Fund’s allocation to that poorly performing sector) and consumer discretionary hampered full-year relative returns, whereas stock selection in real estate and technology companies helped to drive Fund performance for the year.

Energy stocks detracted for the year – driven in part by an overweight position, relative to the benchmark, as well as by stock selection in the sector. Oil prices declined, and energy stocks generally sold off in the first half of the year due to concerns about increased oil supplies in 2018 and increased capital expenditures within the sector. Fund holding Anadarko Petroleum was a top detractor within the sector. Stock selection in consumer discretionary also dampened the Fund’s relative performance, due largely to an overweight position in automotive and accessories retailer Advance Auto Parts, a prominent detractor. An overweight stake in Fund holding Johnson Controls International was another disappointment. The stock declined as the building products company reported disappointing 2018 guidance, profitability and growth challenges, and an unexpected tax headwind that will pressure free cash flow.

From the equity real estate investment trust (REIT) industry, Fund holding American Tower, an owner and operator of wireless communications towers, performed particularly well. The Fund’s underweight position in real estate also aided relative performance, as that sector underperformed the broader market. Stock selection in information technology was also a positive, as robust earnings growth and a healthy cycle for semiconductor stocks helped fuel gains. Fund holdings in the semiconductor industry, including overweight positions in Applied Materials, Lam Research, and Teradyne, turned in particularly strong performances due to continued robust demand trends.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Though the use of derivatives is not a principal investment strategy, the Fund can use index futures to equitize cash in the portfolio and foreign currency exchange contracts to hedge any foreign currency exposure. The use of derivatives did not have a material impact on the Fund’s performance for the year.

Subadviser outlook

Value stocks have underperformed for a decade or so, but we believe the underlying characteristics of value stocks, namely their lower valuations and the lowered expectations held by the market for higher quality companies that are temporarily out of favor, will stand the test of time once again. Over time, equity returns tend to be revert to their mean as investor preferences for one style of asset over another tends to push both growth and value stocks back toward their long-term averages. A market correction seems inevitable at some point, but we can only speculate when it will occur and the magnitude of the decline. It is worth

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

remembering that investing in growth stocks, which tend to have higher market expectations and higher valuations, is fraught with risk. Indexes also tend to grow heavier weights in these securities as their prices appreciate. Our value approach focuses on higher quality companies, which have lower market expectations and valuations which, we believe, are below their true value. This approach to investing can help us avoid some of the risks that occur in a market decline.

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/17

Northern Trust Corp.	2.6%
Johnson Controls International PLC	2.6%
Zimmer Biomet Holdings, Inc.	2.5%
Weyerhaeuser Co.	2.2%
iShares Russell Mid-Cap Value ETF	2.0%
Invesco Ltd.	1.8%
Conagra Brands, Inc.	1.8%
WestRock Co.	1.8%
BB&T Corp.	1.7%
Imperial Oil Ltd.	1.7%

20.7%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/17

Financial	25.8%
Consumer, Non-cyclical	20.4%
Industrial	19.0%
Energy	13.7%
Utilities	6.5%
Consumer, Cyclical	5.4%
Technology	4.2%
Mutual Funds	2.0%
Communications	0.2%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	11.70%	15.60%	10.95%
Russell Midcap Value Index	13.34%	14.68%	9.10%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	11.46%	15.32%	11.60%
Russell Midcap Value Index	13.34%	14.68%	10.55%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class shares returned 22.81%, outperforming the 22.17% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 22.81% return outperformed, by a wide margin, the 14.65% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, security selection within the consumer discretionary, information technology, and consumer staples sectors contributed the most to relative returns. These results were partially offset by weaker selection within the financials and industrials sectors, underweight exposure (relative to the benchmark) to the health care sector, and an overweight position in the energy sector.

On an individual basis, Fund holdings that were top relative contributors to performance for the period included Insulet (in the health care sector), Arista Networks and HubSpot (both in information technology), and Panera Bread (consumer discretionary). Insulet, a medical device company, delivered above-consensus results and raised guidance, citing strong sales gains for its Omnipod insulin pumps, particularly in international markets. Arista Networks, a provider of cloud networking solutions – such as operating systems and Ethernet switching technology – also contributed, as it continued to take market share from competitors such as Cisco. The Fund eliminated its position in Arista Networks near the end of the period. HubSpot, a provider of cloud-based integrated sales and marketing software for small to medium-sized businesses, outperformed, as some lingering concerns about the firm’s growth trajectory eased. Panera Bread (a chain of bakery-café fast casual restaurants) was the top contributor in the well-performing consumer discretionary sector.

Fund holdings that detracted the most from the Fund’s relative returns included Nektar Therapeutics (health care), QEP Resources (energy), MB Financial (financials), and Spirit Airlines (industrials). The Fund initiated a position in Nektar Therapeutics, a biopharmaceutical company with a promising pipeline, toward the end of the period. Nektar had performed well prior to the Fund’s purchase of the stock, but detracted from performance, based on the timing of the Fund’s purchase. QEP Resources, an oil and gas producer with assets in the Bakken and Permian shale oil basins, was a detractor as well, as execution disappointed against expectations set by management. The Fund subsequently eliminated its position in the company. MB Financial (a banking company) was the top detractor in the poorly performing financials sector. Finally, low-cost commercial airline Spirit Airlines was the top detractor in the underperforming industrials sector.

Subadviser outlook

The U.S. economy continues to expand at a steady pace and we believe growth in 2018 could be bolstered by an expansionary fiscal stance. Consumer confidence is high as the job market is strong, wage gains are reasonable, and home prices are rising. Business investment is also starting to rebound. Against this backdrop, our view is that some combination of tax relief and hurricane-recovery spending could add to growth in 2018. Further, many expect deregulation to be a tailwind for investment spending and growth. That said, uncertainties and risks related to Washington politics as well as potential international developments (North Korea, Iran) could possibly increase market volatility. As of the end of the period, the Fund held its largest overweight allocations in the materials and financials sectors – and its greatest underweights in health care and information technology.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/17

Insulet Corp.	1.7%
2U, Inc.	1.6%
Sterling Bancorp	1.5%
HubSpot, Inc.	1.4%
MGIC Investment Corp.	1.4%
Performance Food Group Co.	1.4%
MB Financial, Inc.	1.3%
Western Alliance Bancorp	1.2%
Ferro Corp.	1.2%
Planet Fitness, Inc. Class A	1.2%

13.9%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/17

Consumer, Non-cyclical	20.7%
Financial	19.0%
Consumer, Cyclical	16.8%
Mutual Funds	15.3%
Industrial	13.9%
Technology	12.1%
Communications	6.8%
Basic Materials	4.7%
Energy	3.1%
Utilities	0.9%

Total Long-Term Investments	113.3%
Short-Term Investments and Other Assets and Liabilities	(13.3)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	22.81%	15.63%	8.73%
Russell 2000 Growth Index*	22.17%	15.21%	9.19%
Russell 2000 Index	14.65%	14.12%	8.71%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	22.51%	15.34%	9.94%
Russell 2000 Growth Index*	22.17%	15.21%	10.11%
Russell 2000 Index	14.65%	14.12%	9.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 11.69%, outperforming the 7.84% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund underperformed the 14.65% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, generally speaking, stock selection and sector allocation accounted for the Fund’s outperformance relative to the benchmark. Fund holdings in the financials, information technology, utilities, and energy sectors all contributed. Fund holdings in the industrials and business services hurt performance.

In the financials sector, financial technology innovator Green Dot was the Fund holding that was the largest contributor to performance. This firm, which is the leading provider of general-purpose reloadable cards in the U.S., has begun to focus on operational improvements to address a significant market opportunity. Additionally, Fund holding SVB Financial Group, a California-based financial services company, was a market leader within the venture capital banking niche, where it has demonstrated pricing power. The information technology, utilities, and energy sectors were also sources of relative strength, due to Fund holdings within those market segments.

Both stock choices and an overweight, relative to the benchmark, to the health care sector also contributed to the Fund’s performance. One notable Fund holding in the health care group was Quidel, a diagnostic testing solutions firm whose share price surged mid-summer 2017 and has risen through much of late 2017, due to positive developments from the firm’s opportunity to purchase assets at a favorable price.

The industrials and business services sector was the only source of relative weakness for the Fund, due to less-than-favorable stock selection. CIRCOR International, which designs, manufactures, and markets engineered products and subsystems, was one Fund holding within that sector that detracted – due to its exposure to oil end markets, which continued to weigh on share prices. Despite a slight uptick in oil prices over the past year, the companies operating in this space have been experiencing a challenging environment.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. As of December 31, 2017, the Fund held warrants that generated minimal exposure. These were held at various points during year – and the estimated return impact on the Fund from employing warrants was 0.01% for the full year.

Subadviser outlook

Small-cap shares, as measured by various indexes, touched new highs in early December, amid expectations that the U.S. tax reform legislation would become law. Now that this new law is in effect, we expect smaller companies – and small-cap value

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

companies in particular – to benefit from the lower tax rates that will, in some cases, disproportionately impact smaller companies (which generally pay a higher effective tax rate than their larger counterparts). We believe passage of the legislation improves the prospects of companies in a wide range of industries to book higher earnings, particularly as the benefits of lower taxes potentially work their way through to consumers in many market segments. However, while the benefits of tax reform may prove stimulative for small-cap value shares, it’s worth noting that longer-term benefits may prove fleeting. In our view, return on capital is determined primarily by industry competitive structure and pricing power, not tax policy.

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/17

East West Bancorp, Inc.	1.7%
Home BancShares, Inc.	1.6%
Littelfuse, Inc.	1.6%
Landstar System, Inc.	1.5%
SVB Financial Group	1.3%
Belden, Inc.	1.3%
BankUnited, Inc.	1.3%
Atrion Corp.	1.2%
Green Dot Corp. Class A	1.2%
PNM Resources, Inc.	1.2%

13.9%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/17

Financial	36.1%
Industrial	16.5%
Consumer, Non-cyclical	15.9%
Consumer, Cyclical	9.1%
Utilities	6.3%
Energy	5.5%
Basic Materials	4.6%
Mutual Funds	3.8%
Technology	2.6%
Communications	1.7%

Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 2/27/09 - 12/31/17
Class II	11.69%	13.13%	17.32%
Service Class I	11.42%	12.84%	17.02%
Russell 2000 Value Index*	7.84%	13.01%	17.43%
Russell 2000 Index	14.65%	14.12%	18.28%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Initial Class Shares returned 13.44%, outperforming the 10.36% return of the Russell 2500TM Value Index (the “benchmark”), which measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values. The Russell 2500 Value Index became the Fund’s benchmark on December 14, 2017 – because the Russell 2500 Value Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the Russell 2500 Index. The Fund underperformed the 16.81% return of the Russell 2500 Index, which measures the performance of the small- to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2017, overall stock selection contributed to the Fund’s performance, primarily owing to Fund holdings in the financials and consumer discretionary sectors. An underweight position, relative to the benchmark, in real estate – and overweight stakes in technology and consumer discretionary – also contributed. The Fund’s technology and real estate holdings and an overweight position in the energy sector detracted.

Leading contributors for the period included homebuilder CalAtlantic Group, Inc., which rose as the company agreed to be acquired by Lennar, a large competitor, for cash and Lennar shares.

Diverging from broader energy sector performance for the year, Fund holding HollyFrontier’s shares rose as this petroleum refiner and distributor of petroleum products continued to benefit from wider spreads between the cost of its oil inputs and prices for the gasoline and other refined products it sells.

In contrast, several energy names were among those Fund holdings that were the biggest detractors for the year amid broader underperformance in the energy sector. Among the underperformers were QEP Resources (a leading independent crude oil and natural gas exploration and production company) and Oasis Petroleum (a petroleum and natural gas exploration and production company). Both of these Fund holdings saw their share prices pressured in light of investor concerns over the impact on shareholders from raising additional capital to purchase acreage.

Subadviser outlook

The end of 2017 marked the ninth year of the economic recovery following the global financial crisis. Over this period, small-cap companies have significantly improved their profits through a mix of solid revenue growth and strong cost discipline. Their valuations have appreciated, and the market has recognized this improved profitability. Entering 2018, investors are now asking whether the asset class remains attractive. We believe the opportunity for small-cap stocks rests on looking at individual companies rather than the aggregated small cap sectors. While the economic expansion has benefited smaller companies overall, its effects have not been evenly distributed. Left behind have been numerous small-cap companies that remain unrewarded by investors, despite having created significant value. It is these types of companies that we seek to identify through the use of the Fund’s value-with-a-catalyst approach.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/17

Reinsurance Group of America, Inc.	1.8%
CalAtlantic Group, Inc.	1.8%
Alcoa Corp.	1.6%
Zions Bancorp	1.6%
HollyFrontier Corp.	1.5%
Huntington Bancshares, Inc.	1.5%
Comerica, Inc.	1.4%
RPC, Inc.	1.4%
American Financial Group, Inc.	1.4%
SkyWest, Inc.	1.4%

15.4%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/17

Financial	25.5%
Consumer, Cyclical	17.2%
Industrial	15.9%
Consumer, Non-cyclical	10.6%
Energy	9.5%
Technology	9.3%
Communications	4.0%
Utilities	3.9%
Basic Materials	2.2%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Value Index, and the Russell 2500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Ten Year Average Annual 1/1/08 - 12/31/17
Initial Class	13.44%	15.18%	9.56%
Russell 2500 Value Index*	10.36%	13.27%	8.82%
Russell 2500 Index	16.81%	14.33%	9.22%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Value Index, and the Russell 2500 Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/15/08 - 12/31/17
Service Class	13.08%	14.89%	10.43%
Russell 2500 Value Index*	10.36%	13.27%	9.72%
Russell 2500 Index	16.81%	14.33%	10.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Value Index and the Russell 2500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2017?

The Fund’s Class II shares returned 2.96%, underperforming the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A “Goldilocks” scenario of open markets, ongoing global central bank accommodation – notwithstanding Federal Reserve Board (the “Fed”) rate hikes and balance sheet reduction of mortgage-backed securities (CMBS) and largely inflation-free growth combined to propel risk assets higher in 2017. Most economic data were decidedly positive to end the year. Additionally, the political apparatus in Washington finally agreed on a comprehensive tax reform bill, providing for a substantial cut in corporate taxes as well as lower personal income tax rates. This new law comes at a time when unemployment is relatively low at 4%, thereby providing stimulus to an economy that is already showing momentum. To this point, the third-quarter gross domestic product (GDP) reported in December came in at 3.2% – bringing the year-over-year growth rate to 2.3%, up from 1.8% at the end of 2016. Despite this increase, consumer price pressures remained muted, with the latest core CPI and core personal consumption expenditures (PCE) coming in at an annualized rate of 1.7% and 1.5% respectively, well below the Fed’s 2% target. (The core PCE price index measures the prices paid by consumers for goods and services, without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.) Above all, volatility remained dormant, with both the Volatility Index and Merrill Lynch Option Volatility Estimate Index at all-time lows, notwithstanding headline risks (i.e., political uncertainties, escalating North Korea rhetoric, and Fed composition changes) and a flatter yield curve, with the 2-year and 10-year spreads (i.e., yield disparity) at the tightest level in a decade.

For the year ended December 31, 2017, the Fund’s returns were held back by underweight positions, relative to the benchmark, in credit and non-U.S. sovereigns – as those sectors outpaced the benchmark. Specifically, the underweight to technology- and commodity-related sectors, such as energy and metals, detracted – though issue selection among financials, utilities, and consumer non-cyclicals somewhat offset the drag.

On a positive note, securitized products with government-guaranteed student loan asset-backed securities – largely adjustable rate issues – boosted returns, due in part to the conclusion of rating agency reviews. Adding to performance was the overweight position in commercial mortgage-backed securities, which led the benchmark by nearly 0.40% on a duration-adjusted basis. The Fund’s off-benchmark allocation to non-agency mortgage-backed securities was also additive, particularly subprime and alt-A collateral, as the sector gained approximately 10% on solid demand and improving fundamentals. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Finally, the Fund continued to see small contributions from its position in Japanese government issued T-bills, with the yen exposure fully hedged using a dollar-yen cross currency swap.

The Fund is permitted to use derivative instruments. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. The Fund utilized derivatives to manage duration and yield curve, but the use of derivatives had no material impact on the Fund’s performance for the reporting period.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking to 2018, notwithstanding the apparent tranquility in markets, we believe that risks are abundant below the surface, particularly within the below-investment-grade universe, where there are increasingly aggressive underwriting standards. Investors appear far too complacent with regard to these risks, and are willing to accept lower and lower compensation in the form of compressing yield spreads. With compensation near historical lows, risk appears meaningfully mispriced, with limited potential for upside going forward. In this environment, we look for opportunities to add yield, with a focus on higher-quality, more defensive areas of the market and a relatively short duration profile. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis for the Fund and the Fund’s positioning favors high-quality, more senior issues, while its selection among credit remains conservative.

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/17

U.S. Government Agency Obligations and Instrumentalities	30.3%
Corporate Debt	27.5%
U.S. Treasury Obligations	27.0%
Non-U.S. Government Agency Obligations	14.2%
Municipal Obligations	1.3%
Bank Loans	0.4%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Total Return Bond Fund Class II and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 8/10/10 - 12/31/17
Class II	2.96%	1.74%	2.71%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	3.00%

Hypothetical Investments in MML Total Return Bond Fund Service Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/17 - 12/31/17	Five Year Average Annual 1/1/13 - 12/31/17	Since Inception Average Annual 5/1/12 - 12/31/17
Service Class I	2.73%	1.49%	2.18%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	2.34%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 0.6%
Chemicals — 0.6%
DowDuPont, Inc.	4,184	$297,984
The Sherwin-Williams Co.	4,900	2,009,196

		2,307,180

Communications — 31.4%
Internet — 31.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	81,946	14,129,949
Alphabet, Inc. Class A (a)	6,805	7,168,387
Alphabet, Inc. Class C (a)	15,781	16,513,238
Amazon.com, Inc. (a)	28,643	33,497,129
Ctrip.com International Ltd. ADR (a)	19,840	874,945
Facebook, Inc. Class A (a)	113,459	20,020,975
Netflix, Inc. (a)	18,200	3,493,672
The Priceline Group, Inc. (a)	7,778	13,516,142
Symantec Corp.	21,200	594,872
Tencent Holdings Ltd.	175,800	9,087,978

		118,897,287

Consumer, Cyclical — 9.6%
Airlines — 2.5%
Alaska Air Group, Inc.	26,100	1,918,611
American Airlines Group, Inc.	119,500	6,217,585
Delta Air Lines, Inc.	22,300	1,248,800
United Continental Holdings, Inc. (a)	3,500	235,900

		9,620,896

Auto Manufacturers — 0.9%
Ferrari NV	9,800	1,027,432
Tesla, Inc. (a)	7,202	2,242,343

		3,269,775

Auto Parts & Equipment — 0.2%
Aptiv PLC	7,300	619,259

Leisure Time — 0.6%
Norwegian Cruise Line Holdings Ltd. (a)	4,600	244,950
Royal Caribbean Cruises Ltd.	17,000	2,027,760

		2,272,710

Lodging — 1.5%
Hilton Worldwide Holdings, Inc.	16,076	1,283,829
Marriott International, Inc. Class A	31,887	4,328,023
MGM Resorts International	700	23,373

		5,635,225

	Number of Shares	Value
Retail — 3.9%
Costco Wholesale Corp.	300	$55,836
Dollar General Corp.	20,400	1,897,404
The Home Depot, Inc.	20,076	3,805,004
Lowe’s Cos., Inc.	900	83,646
McDonald’s Corp.	11,400	1,962,168
O’Reilly Automotive, Inc. (a)	144	34,638
Ross Stores, Inc.	37,900	3,041,475
Starbucks Corp.	1,000	57,430
Tapestry, Inc.	2,100	92,883
The TJX Cos., Inc.	1,000	76,460
Ulta Salon Cosmetics & Fragrance, Inc. (a)	300	67,098
Yum! Brands, Inc.	42,900	3,501,069

		14,675,111

		36,092,976

Consumer, Non-cyclical — 20.2%
Agriculture — 0.4%
Philip Morris International, Inc.	13,200	1,394,580

Beverages — 0.3%
Constellation Brands, Inc. Class A	3,600	822,852
Monster Beverage Corp. (a)	3,100	196,199

		1,019,051

Biotechnology — 3.7%
Alexion Pharmaceuticals, Inc. (a)	31,527	3,770,314
Biogen, Inc. (a)	9,300	2,962,701
Celgene Corp. (a)	8,113	846,672
Illumina, Inc. (a)	626	136,775
Incyte Corp. (a)	2,900	274,659
Regeneron Pharmaceuticals, Inc. (a)	200	75,192
Vertex Pharmaceuticals, Inc. (a)	39,200	5,874,512

		13,940,825

Commercial Services — 3.1%
Cintas Corp.	3,800	592,154
CoStar Group, Inc. (a)	600	178,170
FleetCor Technologies, Inc. (a)	6,200	1,193,066
Global Payments, Inc.	26,500	2,656,360
IHS Markit Ltd. (a)	1,148	51,832
PayPal Holdings, Inc. (a)	68,816	5,066,234
S&P Global, Inc.	6,600	1,118,040
Vantiv, Inc. Class A (a)	11,600	853,180

		11,709,036

Health Care – Products — 6.6%
Becton, Dickinson & Co.	27,395	5,864,174
Danaher Corp.	47,360	4,395,955
Intuitive Surgical, Inc. (a)	14,180	5,174,849
Stryker Corp.	36,601	5,667,299
Thermo Fisher Scientific, Inc.	20,771	3,943,997

		25,046,274

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 6.0%
Aetna, Inc.	19,339	$3,488,562
Anthem, Inc.	9,300	2,092,593
Cigna Corp.	21,287	4,323,177
Humana, Inc.	9,400	2,331,858
UnitedHealth Group, Inc.	48,151	10,615,370

		22,851,560

Pharmaceuticals — 0.1%
Allergan PLC	154	25,192
Merck & Co., Inc.	700	39,389
Shire PLC ADR	319	49,483
Zoetis, Inc.	4,800	345,792

		459,856

		76,421,182

Financial — 15.4%
Banks — 4.0%
The Bank of New York Mellon Corp.	5,700	307,002
Citigroup, Inc.	5,400	401,814
First Republic Bank	469	40,634
JP Morgan Chase & Co.	25,100	2,684,194
Morgan Stanley	164,578	8,635,408
State Street Corp.	32,600	3,182,086

		15,251,138

Diversified Financial Services — 9.0%
American Express Co.	400	39,724
Ameriprise Financial, Inc.	3,700	627,039
The Charles Schwab Corp.	29,500	1,515,415
Intercontinental Exchange, Inc.	56,194	3,965,049
Mastercard, Inc. Class A	66,339	10,041,071
TD Ameritrade Holding Corp.	109,884	5,618,369
Visa, Inc. Class A	107,475	12,254,299

		34,060,966

Insurance — 1.2%
Chubb Ltd.	2,000	292,260
Marsh & McLennan Cos., Inc.	7,900	642,981
The Progressive Corp.	11,500	647,680
Willis Towers Watson PLC	18,593	2,801,779

		4,384,700

Real Estate Investment Trusts (REITS) — 1.2%
American Tower Corp.	22,394	3,194,952
Equinix, Inc.	2,509	1,137,129
SBA Communications Corp. (a)	1,400	228,704

		4,560,785

		58,257,589

Industrial — 6.2%
Aerospace & Defense — 3.4%
The Boeing Co.	37,058	10,928,775
Harris Corp.	5,900	835,735

	Number of Shares	Value
Northrop Grumman Corp.	3,000	$920,730
Raytheon Co.	300	56,355

		12,741,595

Electronics — 1.5%
Agilent Technologies, Inc.	2,600	174,122
Fortive Corp.	33,180	2,400,573
Honeywell International, Inc.	19,800	3,036,528

		5,611,223

Hand & Machine Tools — 0.4%
Stanley Black & Decker, Inc.	8,300	1,408,427

Machinery – Diversified — 0.6%
Roper Technologies, Inc.	8,700	2,253,300

Miscellaneous – Manufacturing — 0.0%
Textron, Inc.	700	39,613

Packaging & Containers — 0.0%
Ball Corp.	1,716	64,950

Transportation — 0.3%
Canadian Pacific Railway Ltd.	4,300	785,868
CSX Corp.	6,900	379,569
FedEx Corp.	400	99,816
Union Pacific Corp.	400	53,640

		1,318,893

		23,438,001

Technology — 16.1%
Computers — 2.2%
Apple, Inc.	49,167	8,320,531

Semiconductors — 1.7%
Analog Devices, Inc.	200	17,806
ASML Holding NV	2,000	347,640
Broadcom Ltd.	14,500	3,725,050
Lam Research Corp.	1,100	202,477
Microchip Technology, Inc.	11,900	1,045,772
Texas Instruments, Inc.	10,000	1,044,400
Xilinx, Inc.	1,976	133,222

		6,516,367

Software — 12.2%
Activision Blizzard, Inc.	10,400	658,528
Electronic Arts, Inc. (a)	18,200	1,912,092
Fidelity National Information Services, Inc.	19,250	1,811,233
Fiserv, Inc. (a)	24,640	3,231,043
Intuit, Inc.	24,577	3,877,759
Microsoft Corp.	200,558	17,155,731
Red Hat, Inc. (a)	22,948	2,756,055
salesforce.com, Inc. (a)	64,900	6,634,727
ServiceNow, Inc. (a)	42,586	5,552,789
VMware, Inc. Class A (a)	5,200	651,664
Workday, Inc. Class A (a)	17,400	1,770,276

		46,011,897

		60,848,795

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.2%
Electric — 0.1%
NextEra Energy, Inc.	2,600	$406,094

Gas — 0.1%
Sempra Energy	2,900	310,068

		716,162

TOTAL COMMON STOCK (Cost $218,639,765)		376,979,172

TOTAL EQUITIES (Cost $218,639,765)		376,979,172

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
T. Rowe Price Reserve Investment Fund	1,027	1,027

TOTAL MUTUAL FUNDS (Cost $1,027)		1,027

TOTAL LONG-TERM INVESTMENTS (Cost $218,640,792)		376,980,199

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$1,084,037	1,084,037

TOTAL SHORT-TERM INVESTMENTS (Cost $1,084,037)		1,084,037

TOTAL INVESTMENTS — 100.0% (Cost $219,724,829) (c)		378,064,236

Other Assets/(Liabilities) — 0.0%		81,228

NET ASSETS — 100.0%		$378,145,464

Abbreviation Legend

ADR	American Depositary Receipt
Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $1,084,102. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $1,107,330.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	90.0%
Cayman Islands	6.4%
Singapore	1.0%
Ireland	0.8%
Liberia	0.5%
Netherlands	0.4%
Canada	0.2%
United Kingdom	0.2%
Bermuda	0.1%
Switzerland	0.1%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 96.1%
Basic Materials — 4.7%
Chemicals — 3.1%
Akzo Nobel NV	11,456	$1,002,050
CF Industries Holdings, Inc.	135,300	5,755,662
DowDuPont, Inc.	138,115	9,836,550

		16,594,262

Forest Products & Paper — 1.0%
International Paper Co.	87,300	5,058,162

Iron & Steel — 0.6%
Nucor Corp.	51,600	3,280,728

		24,933,152

Communications — 8.5%
Media — 4.1%
Comcast Corp. Class A	155,595	6,231,580
News Corp. Class A	281,700	4,566,357
Twenty-First Century Fox, Inc. Class B	263,700	8,997,444
The Walt Disney Co.	15,900	1,709,409

		21,504,790

Telecommunications — 4.4%
CenturyLink, Inc.	88,905	1,482,935
Cisco Systems, Inc.	199,600	7,644,680
Telefonica SA	270,540	2,634,147
Verizon Communications, Inc.	203,035	10,746,643
Vodafone Group PLC	243,613	769,591

		23,277,996

		44,782,786

Consumer, Cyclical — 5.9%
Airlines — 0.8%
Delta Air Lines, Inc.	39,500	2,212,000
Southwest Airlines Co.	34,100	2,231,845

		4,443,845

Auto Manufacturers — 0.3%
Ford Motor Co.	106,300	1,327,687

Auto Parts & Equipment — 0.6%
Adient PLC	43,381	3,414,085

Lodging — 1.0%
Las Vegas Sands Corp.	72,800	5,058,872

Retail — 2.7%
CVS Health Corp.	22,403	1,624,217
Kohl’s Corp.	74,900	4,061,827
L Brands, Inc.	22,000	1,324,840
Macy’s, Inc.	30,900	778,371
Wal-Mart Stores, Inc.	64,700	6,389,125

		14,178,380

	Number of Shares	Value
Toys, Games & Hobbies — 0.5%
Mattel, Inc.	166,400	$2,559,232

		30,982,101

Consumer, Non-cyclical — 17.2%
Agriculture — 1.7%
Archer-Daniels-Midland Co.	107,100	4,292,568
Philip Morris International, Inc.	45,100	4,764,815

		9,057,383

Beverages — 1.3%
Diageo PLC	34,936	1,278,599
PepsiCo, Inc.	44,400	5,324,448

		6,603,047

Biotechnology — 1.1%
Gilead Sciences, Inc.	79,500	5,695,380

Cosmetics & Personal Care — 0.4%
Coty, Inc. Class A	111,573	2,219,187

Foods — 1.8%
Kellogg Co.	32,300	2,195,754
Tyson Foods, Inc. Class A	88,800	7,199,016

		9,394,770

Health Care – Products — 1.9%
Becton, Dickinson & Co.	18,700	4,002,922
Medtronic PLC	76,049	6,140,957

		10,143,879

Health Care – Services — 1.8%
Anthem, Inc.	42,400	9,540,424

Household Products & Wares — 1.1%
Kimberly-Clark Corp.	49,500	5,972,670

Pharmaceuticals — 6.1%
Bristol-Myers Squibb Co.	71,400	4,375,392
GlaxoSmithKline PLC	172,502	3,051,189
GlaxoSmithKline PLC Sponsored ADR	58,400	2,071,448
Johnson & Johnson	72,800	10,171,616
Merck & Co., Inc.	89,500	5,036,165
Pfizer, Inc.	200,054	7,245,956

		31,951,766

		90,578,506

Energy — 9.7%
Oil & Gas — 9.0%
Apache Corp.	103,286	4,360,735
Canadian Natural Resources Ltd.	14,600	521,512
Chevron Corp.	49,000	6,134,310
EQT Corp.	11,280	642,058
Exxon Mobil Corp.	164,942	13,795,749
Hess Corp.	112,200	5,326,134
Occidental Petroleum Corp.	86,400	6,364,224

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Total SA	184,298	$10,168,696

		47,313,418

Pipelines — 0.7%
TransCanada Corp.	73,800	3,589,632

		50,903,050

Financial — 28.5%
Banks — 18.4%
Bank of America Corp.	34,477	1,017,761
The Bank of New York Mellon Corp.	81,500	4,389,590
Citigroup, Inc.	108,000	8,036,280
Fifth Third Bancorp	232,000	7,038,880
JP Morgan Chase & Co.	190,700	20,393,458
KeyCorp	213,000	4,296,210
Morgan Stanley	219,800	11,532,906
Northern Trust Corp.	36,500	3,645,985
The PNC Financial Services Group, Inc.	35,600	5,136,724
State Street Corp.	92,600	9,038,686
US Bancorp	138,200	7,404,756
Wells Fargo & Co.	247,600	15,021,892

		96,953,128

Diversified Financial Services — 1.2%
Ameriprise Financial, Inc.	28,400	4,812,948
Franklin Resources, Inc.	31,500	1,364,895

		6,177,843

Insurance — 6.8%
American International Group, Inc.	103,000	6,136,740
Brighthouse Financial, Inc. (a)	65,181	3,822,214
Chubb Ltd.	37,108	5,422,592
Loews Corp.	151,700	7,589,551
Marsh & McLennan Cos., Inc.	33,900	2,759,121
MetLife, Inc.	126,500	6,395,840
Willis Towers Watson PLC	11,541	1,739,114
XL Group Ltd.	60,570	2,129,641

		35,994,813

Real Estate Investment Trusts (REITS) — 2.1%
Equity Residential	48,400	3,086,468
Rayonier, Inc.	139,541	4,413,682
Weyerhaeuser Co.	96,971	3,419,197

		10,919,347

		150,045,131

Industrial — 10.6%
Aerospace & Defense — 3.4%
The Boeing Co.	28,500	8,404,935
Harris Corp.	62,135	8,801,423
United Technologies Corp.	5,794	739,140

		17,945,498

	Number of Shares	Value
Building Materials — 2.2%
Johnson Controls International PLC	208,615	$7,950,318
Vulcan Materials Co.	29,700	3,812,589

		11,762,907

Electrical Components & Equipment — 1.0%
Emerson Electric Co.	71,900	5,010,711

Electronics — 0.4%
TE Connectivity Ltd.	24,500	2,328,480

Environmental Controls — 0.2%
Stericycle, Inc. (a)	17,802	1,210,358

Machinery – Diversified — 0.5%
Flowserve Corp.	62,992	2,653,853

Miscellaneous – Manufacturing — 1.7%
General Electric Co.	146,900	2,563,405
Illinois Tool Works, Inc.	19,400	3,236,890
Pentair PLC	40,900	2,888,358

		8,688,653

Transportation — 1.2%
United Parcel Service, Inc. Class B	53,300	6,350,695

		55,951,155

Technology — 6.4%
Computers — 0.6%
Apple, Inc.	5,400	913,842
Hewlett Packard Enterprise Co.	83,400	1,197,624
Western Digital Corp.	17,100	1,359,963

		3,471,429

Semiconductors — 3.5%
Analog Devices, Inc.	15,457	1,376,137
Applied Materials, Inc.	79,400	4,058,928
QUALCOMM, Inc.	150,500	9,635,010
Texas Instruments, Inc.	32,073	3,349,704

		18,419,779

Software — 2.3%
CA, Inc.	27,000	898,560
Microsoft Corp.	130,100	11,128,754

		12,027,314

		33,918,522

Utilities — 4.6%
Electric — 3.5%
Edison International	60,950	3,854,478
Exelon Corp.	50,717	1,998,757
PG&E Corp.	66,004	2,958,959
The Southern Co.	176,927	8,508,419
Westar Energy, Inc.	25,500	1,346,400

		18,667,013

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 1.1%
NiSource, Inc.	200,200	$5,139,134
Sempra Energy	4,240	453,341

		5,592,475

		24,259,488

TOTAL COMMON STOCK (Cost $385,185,597)		506,353,891

PREFERRED STOCK — 1.5%
Consumer, Non-cyclical — 0.7%
Health Care – Products — 0.7%
Becton Dickinson and Co. 6.125%	63,549	3,679,487

Utilities — 0.8%
Electric — 0.8%
DTE Energy Co. Convertible 6.500%	15,505	836,650
NextEra Energy, Inc. Convertible 6.123%	64,753	3,639,119

		4,475,769

TOTAL PREFERRED STOCK (Cost $7,120,268)		8,155,256

TOTAL EQUITIES (Cost $392,305,865)		514,509,147

	Principal Amount
BONDS & NOTES — 0.5%

CORPORATE DEBT — 0.5%
Computers — 0.2%
Western Digital Corp. 10.500% 4/01/24	$695,000	805,331

Toys, Games & Hobbies — 0.3%
Mattel, Inc. 6.750% 12/31/25 (b)	1,575,000	1,596,184

TOTAL CORPORATE DEBT (Cost $2,258,554)		2,401,515

TOTAL BONDS & NOTES (Cost $2,258,554)		2,401,515

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
T. Rowe Price Reserve Investment Fund	1,027	$1,027

TOTAL MUTUAL FUNDS (Cost $1,027)		1,027

TOTAL LONG-TERM INVESTMENTS (Cost $394,565,446)		516,911,689

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (c)	$9,036,108	9,036,108

TOTAL SHORT-TERM INVESTMENTS (Cost $9,036,108)		9,036,108

TOTAL INVESTMENTS — 99.8% (Cost $403,601,554) (d)		525,947,797

Other Assets/(Liabilities) — 0.2%		852,766

NET ASSETS — 100.0%		$526,800,563

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $1,596,184 or 0.30% of net assets.
(c)	Maturity value of $9,036,650. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $9,220,852.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 2.4%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	6,993	$1,147,411
Albemarle Corp.	3,546	453,498
CF Industries Holdings, Inc.	7,485	318,412
DowDuPont, Inc.	75,086	5,347,625
Eastman Chemical Co.	4,612	427,256
FMC Corp.	4,308	407,795
International Flavors & Fragrances, Inc.	2,534	386,714
LyondellBasell Industries NV Class A	10,379	1,145,011
Monsanto Co.	14,095	1,646,014
The Mosaic Co.	11,266	289,086
PPG Industries, Inc.	8,165	953,835
Praxair, Inc.	9,187	1,421,045
The Sherwin-Williams Co.	2,641	1,082,916

		15,026,618

Forest Products & Paper — 0.1%
International Paper Co.	13,248	767,589

Iron & Steel — 0.1%
Nucor Corp.	10,202	648,643

Mining — 0.2%
Freeport-McMoRan, Inc. (a)	43,202	819,110
Newmont Mining Corp.	17,116	642,192

		1,461,302

		17,904,152

Communications — 13.4%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	12,457	251,133
Omnicom Group, Inc.	7,392	538,360

		789,493

Internet — 7.7%
Alphabet, Inc. Class A (a)	9,564	10,074,718
Alphabet, Inc. Class C (a)	9,686	10,135,430
Amazon.com, Inc. (a)	12,834	15,008,978
eBay, Inc. (a)	31,172	1,176,431
Expedia, Inc.	3,945	472,493
F5 Networks, Inc. (a)	2,008	263,490
Facebook, Inc. Class A (a)	76,523	13,503,248
Netflix, Inc. (a)	13,886	2,665,556
The Priceline Group, Inc. (a)	1,565	2,719,563
Symantec Corp.	19,894	558,226
TripAdvisor, Inc. (a)	3,447	118,784
VeriSign, Inc. (a)	2,721	311,391

		57,008,308

	Number of Shares	Value
Media — 2.6%
CBS Corp. Class B	11,629	$686,111
Charter Communications, Inc. Class A (a)	6,222	2,090,343
Comcast Corp. Class A	149,660	5,993,883
Discovery Communications, Inc. Class A (a)	4,906	109,796
Discovery Communications, Inc. Class C (a)	6,518	137,986
DISH Network Corp. Class A (a)	7,309	349,005
News Corp. Class A	12,273	198,945
News Corp. Class B	3,915	64,989
Scripps Networks Interactive, Inc. Class A	3,150	268,947
Time Warner, Inc.	24,978	2,284,738
Twenty-First Century Fox, Inc. Class A	33,815	1,167,632
Twenty-First Century Fox, Inc. Class B	14,086	480,614
Viacom, Inc. Class B	11,319	348,738
The Walt Disney Co.	48,456	5,209,505

		19,391,232

Telecommunications — 3.0%
AT&T, Inc.	197,016	7,659,982
CenturyLink, Inc.	31,216	520,683
Cisco Systems, Inc.	158,627	6,075,414
Juniper Networks, Inc.	12,031	342,884
Motorola Solutions, Inc.	5,196	469,407
Verizon Communications, Inc.	130,894	6,928,219

		21,996,589

		99,185,622

Consumer, Cyclical — 8.7%
Airlines — 0.5%
Alaska Air Group, Inc.	3,949	290,291
American Airlines Group, Inc.	13,666	711,042
Delta Air Lines, Inc.	21,049	1,178,744
Southwest Airlines Co.	17,517	1,146,488
United Continental Holdings, Inc. (a)	8,081	544,659

		3,871,224

Apparel — 0.6%
Hanesbrands, Inc.	11,697	244,585
Michael Kors Holdings Ltd. (a)	4,879	307,133
NIKE, Inc. Class B	42,158	2,636,983
Ralph Lauren Corp.	1,777	184,257
Under Armour, Inc. Class A (a)	6,028	86,984
Under Armour, Inc. Class C (a)	5,985	79,720
VF Corp.	10,520	778,480

		4,318,142

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.5%
Ford Motor Co.	125,195	$1,563,685
General Motors Co.	41,021	1,681,451
PACCAR, Inc.	11,283	801,996

		4,047,132

Auto Parts & Equipment — 0.2%
Aptiv PLC	8,530	723,600
BorgWarner, Inc.	6,358	324,830
The Goodyear Tire & Rubber Co.	7,904	255,378

		1,303,808

Distribution & Wholesale — 0.1%
Fastenal Co.	9,221	504,297
LKQ Corp. (a)	9,918	403,365
W.W. Grainger, Inc.	1,664	393,120

		1,300,782

Home Builders — 0.1%
D.R. Horton, Inc.	10,952	559,319
Lennar Corp. Class A	6,563	415,044
PulteGroup, Inc.	8,682	288,676

		1,263,039

Home Furnishing — 0.1%
Leggett & Platt, Inc.	4,211	200,991
Whirlpool Corp.	2,306	388,884

		589,875

Housewares — 0.1%
Newell Brands, Inc.	15,728	485,995

Leisure Time — 0.3%
Carnival Corp.	13,087	868,584
Harley-Davidson, Inc.	5,401	274,803
Norwegian Cruise Line Holdings Ltd. (a)	5,718	304,483
Royal Caribbean Cruises Ltd.	5,496	655,563

		2,103,433

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	6,488	518,131
Marriott International, Inc. Class A	9,827	1,333,819
MGM Resorts International	16,351	545,960
Wyndham Worldwide Corp.	3,253	376,925
Wynn Resorts Ltd.	2,573	433,782

		3,208,617

Retail — 5.6%
Advance Auto Parts, Inc.	2,372	236,465
AutoZone, Inc. (a)	882	627,428
Best Buy Co., Inc.	8,161	558,784
CarMax, Inc. (a)	5,851	375,225
Chipotle Mexican Grill, Inc. (a)	797	230,357
Costco Wholesale Corp.	14,022	2,609,775
CVS Health Corp.	32,506	2,356,685
Darden Restaurants, Inc.	3,969	381,103

	Number of Shares	Value
Dollar General Corp.	8,362	$777,750
Dollar Tree, Inc. (a)	7,610	816,629
Foot Locker, Inc.	3,980	186,582
The Gap, Inc.	6,990	238,079
Genuine Parts Co.	4,705	447,022
The Home Depot, Inc.	37,471	7,101,879
Kohl’s Corp.	5,414	293,601
L Brands, Inc.	7,925	477,244
Lowe’s Cos., Inc.	26,724	2,483,729
Macy’s, Inc.	9,781	246,383
McDonald’s Corp.	25,580	4,402,830
Nordstrom, Inc.	3,696	175,116
O’Reilly Automotive, Inc. (a)	2,728	656,193
PVH Corp.	2,483	340,692
Ross Stores, Inc.	12,373	992,933
Signet Jewelers Ltd.	1,925	108,859
Starbucks Corp.	45,654	2,621,909
Tapestry, Inc.	9,123	403,510
Target Corp.	17,446	1,138,352
Tiffany & Co.	3,277	340,644
The TJX Cos., Inc.	20,417	1,561,084
Tractor Supply Co.	4,030	301,243
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,873	418,915
Wal-Mart Stores, Inc.	46,968	4,638,090
Walgreens Boots Alliance, Inc.	27,860	2,023,193
Yum! Brands, Inc.	10,813	882,449

		41,450,732

Textiles — 0.1%
Mohawk Industries, Inc. (a)	2,028	559,525

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,637	330,567
Mattel, Inc.	10,999	169,165

		499,732

		65,002,036

Consumer, Non-cyclical — 21.5%
Agriculture — 1.4%
Altria Group, Inc.	61,229	4,372,363
Archer-Daniels-Midland Co.	17,946	719,275
Philip Morris International, Inc.	49,838	5,265,385

		10,357,023

Beverages — 2.0%
Brown-Forman Corp. Class B	6,283	431,454
The Coca-Cola Co.	123,044	5,645,259
Constellation Brands, Inc. Class A	5,528	1,263,535
Dr. Pepper Snapple Group, Inc.	5,793	562,268
Molson Coors Brewing Co. Class B	5,930	486,675
Monster Beverage Corp. (a)	13,209	835,998
PepsiCo, Inc.	45,634	5,472,429

		14,697,618

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a)	7,169	$857,341
Amgen, Inc.	23,293	4,050,653
Biogen, Inc. (a)	6,784	2,161,179
Celgene Corp. (a)	25,263	2,636,447
Gilead Sciences, Inc.	41,916	3,002,862
Illumina, Inc. (a)	4,685	1,023,625
Incyte Corp. (a)	5,620	532,270
Regeneron Pharmaceuticals, Inc. (a)	2,472	929,373
Vertex Pharmaceuticals, Inc. (a)	8,115	1,216,114

		16,409,864

Commercial Services — 1.7%
Automatic Data Processing, Inc.	14,230	1,667,614
Cintas Corp.	2,763	430,558
Ecolab, Inc.	8,342	1,119,330
Equifax, Inc.	3,853	454,346
Gartner, Inc. (a)	2,909	358,243
Global Payments, Inc.	5,106	511,826
H&R Block, Inc.	6,658	174,573
IHS Markit Ltd. (a)	11,655	526,223
Moody’s Corp.	5,329	786,614
Nielsen Holdings PLC	10,743	391,045
PayPal Holdings, Inc. (a)	36,253	2,668,946
Quanta Services, Inc. (a)	4,967	194,259
Robert Half International, Inc.	4,021	223,326
S&P Global, Inc.	8,177	1,385,184
Total System Services, Inc.	5,368	424,555
United Rentals, Inc. (a)	2,712	466,220
Verisk Analytics, Inc. (a)	4,985	478,560
The Western Union Co.	14,740	280,207

		12,541,629

Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co.	28,175	2,125,804
Coty, Inc. Class A	15,153	301,393
The Estee Lauder Cos., Inc. Class A	7,183	913,965
The Procter & Gamble Co.	81,761	7,512,201

		10,853,363

Foods — 1.4%
Campbell Soup Co.	6,172	296,935
Conagra Brands, Inc.	13,106	493,703
General Mills, Inc.	18,237	1,081,272
The Hershey Co.	4,527	513,860
Hormel Foods Corp.	8,636	314,264
The J.M. Smucker Co.	3,645	452,855
Kellogg Co.	7,982	542,616
The Kraft Heinz Co.	19,157	1,489,648
The Kroger Co.	28,544	783,533
McCormick & Co., Inc.	3,842	391,538
Mondelez International, Inc. Class A	47,950	2,052,260
Sysco Corp.	15,382	934,149
Tyson Foods, Inc. Class A	9,549	774,137

		10,120,770

	Number of Shares	Value
Health Care – Products — 3.0%
Abbott Laboratories	55,853	$3,187,531
Align Technology, Inc. (a)	2,316	514,592
Baxter International, Inc.	16,084	1,039,670
Becton, Dickinson & Co.	8,503	1,820,153
Boston Scientific Corp. (a)	44,065	1,092,371
The Cooper Cos., Inc.	1,571	342,289
Danaher Corp.	19,641	1,823,078
DENTSPLY SIRONA, Inc.	7,370	485,167
Edwards Lifesciences Corp. (a)	6,790	765,301
Henry Schein, Inc. (a)	5,038	352,055
Hologic, Inc. (a)	8,847	378,209
IDEXX Laboratories, Inc. (a)	2,799	437,708
Intuitive Surgical, Inc. (a)	3,595	1,311,959
Medtronic PLC	43,434	3,507,296
Patterson Cos., Inc.	2,642	95,455
ResMed, Inc.	4,553	385,594
Stryker Corp.	10,327	1,599,033
Thermo Fisher Scientific, Inc.	12,867	2,443,186
Varian Medical Systems, Inc. (a)	2,940	326,781
Zimmer Biomet Holdings, Inc.	6,497	783,993

		22,691,421

Health Care – Services — 2.3%
Aetna, Inc.	10,465	1,887,781
Anthem, Inc.	8,239	1,853,857
Centene Corp. (a)	5,535	558,371
Cigna Corp.	7,912	1,606,848
DaVita, Inc. (a)	4,859	351,063
Envision Healthcare Corp. (a)	3,815	131,846
HCA Healthcare, Inc. (a)	9,090	798,466
Humana, Inc.	4,584	1,137,153
IQVIA Holdings, Inc. (a)	4,672	457,389
Laboratory Corp. of America Holdings (a)	3,267	521,119
Quest Diagnostics, Inc.	4,375	430,894
UnitedHealth Group, Inc.	31,096	6,855,424
Universal Health Services, Inc. Class B	2,813	318,854

		16,909,065

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,836	325,743
Church & Dwight Co., Inc.	8,018	402,263
The Clorox Co.	4,137	615,337
Kimberly-Clark Corp.	11,288	1,362,010

		2,705,353

Pharmaceuticals — 5.7%
AbbVie, Inc.	51,151	4,946,813
Allergan PLC	10,672	1,745,726
AmerisourceBergen Corp.	5,179	475,536
Bristol-Myers Squibb Co.	52,517	3,218,242

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cardinal Health, Inc.	10,097	$618,643
Eli Lilly & Co.	31,087	2,625,608
Express Scripts Holding Co. (a)	18,175	1,356,582
Johnson & Johnson	86,204	12,044,423
McKesson Corp.	6,690	1,043,306
Merck & Co., Inc.	87,765	4,938,537
Mylan NV (a)	17,208	728,070
Perrigo Co. PLC	4,203	366,333
Pfizer, Inc.	191,261	6,927,473
Zoetis, Inc.	15,635	1,126,345

		42,161,637

		159,447,743

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	10,050	266,225

Energy — 6.0%
Oil & Gas — 4.9%
Anadarko Petroleum Corp.	17,558	941,811
Andeavor	4,605	526,536
Apache Corp.	12,224	516,097
Cabot Oil & Gas Corp.	14,841	424,453
Chesapeake Energy Corp. (a)	29,084	115,173
Chevron Corp.	60,947	7,629,955
Cimarex Energy Co.	3,057	372,985
Concho Resources, Inc. (a)	4,772	716,850
ConocoPhillips	38,362	2,105,690
Devon Energy Corp.	16,864	698,170
EOG Resources, Inc.	18,553	2,002,054
EQT Corp.	7,857	447,220
Exxon Mobil Corp.	135,964	11,372,029
Helmerich & Payne, Inc.	3,486	225,335
Hess Corp.	8,668	411,470
Marathon Oil Corp.	27,268	461,647
Marathon Petroleum Corp.	15,672	1,034,039
Newfield Exploration Co. (a)	6,370	200,846
Noble Energy, Inc.	15,617	455,079
Occidental Petroleum Corp.	24,555	1,808,721
Phillips 66	13,787	1,394,555
Pioneer Natural Resources Co.	5,460	943,761
Range Resources Corp.	7,245	123,600
Valero Energy Corp.	14,041	1,290,508

		36,218,584

Oil & Gas Services — 0.8%
Baker Hughes a GE Co.	13,741	434,765
Halliburton Co.	27,999	1,368,311
National Oilwell Varco, Inc.	12,197	439,336
Schlumberger Ltd.	44,451	2,995,553
TechnipFMC PLC	14,072	440,595

		5,678,560

	Number of Shares	Value
Pipelines — 0.3%
Kinder Morgan, Inc.	61,633	$1,113,708
ONEOK, Inc.	12,305	657,702
The Williams Cos., Inc.	26,530	808,900

		2,580,310

		44,477,454

Financial — 18.7%
Banks — 7.9%
Bank of America Corp.	311,265	9,188,543
The Bank of New York Mellon Corp.	32,832	1,768,332
BB&T Corp.	25,311	1,258,463
Capital One Financial Corp.	15,554	1,548,867
Citigroup, Inc.	84,841	6,313,019
Citizens Financial Group, Inc.	15,787	662,738
Comerica, Inc.	5,578	484,226
Fifth Third Bancorp	22,636	686,776
The Goldman Sachs Group, Inc.	11,254	2,867,069
Huntington Bancshares, Inc.	34,675	504,868
JP Morgan Chase & Co.	111,335	11,906,165
KeyCorp	34,502	695,905
M&T Bank Corp.	4,828	825,540
Morgan Stanley	44,652	2,342,890
Northern Trust Corp.	7,173	716,511
The PNC Financial Services Group, Inc.	15,264	2,202,443
Regions Financial Corp.	37,216	643,093
State Street Corp.	11,890	1,160,583
SunTrust Banks, Inc.	15,271	986,354
US Bancorp	50,580	2,710,076
Wells Fargo & Co.	142,207	8,627,699
Zions Bancorp	6,409	325,769

		58,425,929

Diversified Financial Services — 3.6%
Affiliated Managers Group, Inc.	1,780	365,345
Alliance Data Systems Corp.	1,542	390,866
American Express Co.	23,114	2,295,451
Ameriprise Financial, Inc.	4,742	803,627
BlackRock, Inc.	3,959	2,033,778
Cboe Global Markets, Inc.	3,633	452,635
The Charles Schwab Corp.	38,270	1,965,930
CME Group, Inc.	10,911	1,593,552
Discover Financial Services	11,658	896,733
E*TRADE Financial Corp. (a)	8,673	429,921
Franklin Resources, Inc.	10,461	453,275
Intercontinental Exchange, Inc.	18,762	1,323,847
Invesco Ltd.	13,042	476,555
Mastercard, Inc. Class A	29,803	4,510,982
Nasdaq, Inc.	3,723	286,038
Navient Corp.	8,423	112,194
Raymond James Financial, Inc.	4,110	367,023

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Synchrony Financial	23,603	$911,312
T. Rowe Price Group, Inc.	7,768	815,096
Visa, Inc. Class A	58,189	6,634,710

		27,118,870

Insurance — 4.3%
Aflac, Inc.	12,615	1,107,345
The Allstate Corp.	11,514	1,205,631
American International Group, Inc.	28,849	1,718,823
Aon PLC	8,018	1,074,412
Arthur J Gallagher & Co.	5,803	367,214
Assurant, Inc.	1,713	172,739
Berkshire Hathaway, Inc. Class B (a)	61,743	12,238,697
Brighthouse Financial, Inc. (a)	3,070	180,025
Chubb Ltd.	14,896	2,176,752
Cincinnati Financial Corp.	4,791	359,181
Everest Re Group Ltd.	1,318	291,621
The Hartford Financial Services Group, Inc.	11,447	644,237
Lincoln National Corp.	7,022	539,781
Loews Corp.	8,858	443,166
Marsh & McLennan Cos., Inc.	16,376	1,332,843
MetLife, Inc.	33,767	1,707,259
Principal Financial Group, Inc.	8,616	607,945
The Progressive Corp.	18,661	1,050,987
Prudential Financial, Inc.	13,606	1,564,418
Torchmark Corp.	3,443	312,315
The Travelers Cos., Inc.	8,783	1,191,326
Unum Group	7,200	395,208
Willis Towers Watson PLC	4,237	638,474
XL Group Ltd.	8,219	288,980

		31,609,379

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	9,692	419,761

Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc.	3,071	401,042
American Tower Corp.	13,761	1,963,282
Apartment Investment & Management Co. Class A	5,039	220,255
AvalonBay Communities, Inc.	4,430	790,356
Boston Properties, Inc.	4,951	643,778
Crown Castle International Corp.	13,036	1,447,126
Digital Realty Trust, Inc.	6,593	750,943
Duke Realty Corp.	11,429	310,983
Equinix, Inc.	2,510	1,137,582
Equity Residential	11,790	751,848
Essex Property Trust, Inc.	2,119	511,463
Extra Space Storage, Inc.	4,041	353,385
Federal Realty Investment Trust	2,328	309,182
GGP, Inc.	20,035	468,619
HCP, Inc.	15,055	392,634
Host Hotels & Resorts, Inc.	23,748	471,398

	Number of Shares	Value
Iron Mountain, Inc.	9,034	$340,853
Kimco Realty Corp.	13,664	248,002
The Macerich Co.	3,466	227,647
Mid-America Apartment Communities, Inc.	3,646	366,642
Prologis, Inc.	17,073	1,101,379
Public Storage	4,803	1,003,827
Realty Income Corp.	9,043	515,632
Regency Centers Corp.	4,749	328,536
SBA Communications Corp. (a)	3,772	616,194
Simon Property Group, Inc.	9,975	1,713,106
SL Green Realty Corp.	3,154	318,333
UDR, Inc.	8,586	330,733
Ventas, Inc.	11,429	685,854
Vornado Realty Trust	5,532	432,492
Welltower, Inc.	11,885	757,906
Weyerhaeuser Co.	24,218	853,927

		20,764,939

Savings & Loans — 0.0%
People’s United Financial, Inc.	11,112	207,794

		138,546,672

Industrial — 10.0%
Aerospace & Defense — 2.5%
Arconic, Inc.	13,593	370,409
The Boeing Co.	17,965	5,298,058
General Dynamics Corp.	8,910	1,812,739
Harris Corp.	3,823	541,528
L3 Technologies, Inc.	2,507	496,010
Lockheed Martin Corp.	8,005	2,570,005
Northrop Grumman Corp.	5,585	1,714,092
Raytheon Co.	9,276	1,742,497
Rockwell Collins, Inc.	5,224	708,479
TransDigm Group, Inc.	1,551	425,936
United Technologies Corp.	23,831	3,040,121

		18,719,874

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	4,942	338,230
Johnson Controls International PLC	29,696	1,131,715
Martin Marietta Materials, Inc.	2,018	446,059
Masco Corp.	10,092	443,442
Vulcan Materials Co.	4,245	544,931

		2,904,377

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	1,353	238,128
AMETEK, Inc.	7,414	537,293
Emerson Electric Co.	20,595	1,435,265

		2,210,686

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 1.3%
Agilent Technologies, Inc.	10,327	$691,599
Allegion PLC	3,049	242,578
Amphenol Corp. Class A	9,795	860,001
Corning, Inc.	27,886	892,073
FLIR Systems, Inc.	4,446	207,273
Fortive Corp.	9,812	709,898
Garmin Ltd.	3,561	212,129
Honeywell International, Inc.	24,445	3,748,885
Mettler-Toledo International, Inc. (a)	821	508,626
PerkinElmer, Inc.	3,537	258,626
TE Connectivity Ltd.	11,283	1,072,336
Waters Corp. (a)	2,552	493,021

		9,897,045

Engineering & Construction — 0.1%
Fluor Corp.	4,476	231,186
Jacobs Engineering Group, Inc.	3,867	255,067

		486,253

Environmental Controls — 0.2%
Republic Services, Inc.	7,293	493,080
Stericycle, Inc. (a)	2,740	186,293
Waste Management, Inc.	12,818	1,106,193

		1,785,566

Hand & Machine Tools — 0.2%
Snap-on, Inc.	1,829	318,795
Stanley Black & Decker, Inc.	4,921	835,044

		1,153,839

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	19,091	3,008,360

Machinery – Diversified — 0.6%
Cummins, Inc.	5,006	884,260
Deere & Co.	10,264	1,606,419
Flowserve Corp.	4,193	176,651
Rockwell Automation, Inc.	4,123	809,551
Roper Technologies, Inc.	3,284	850,556
Xylem, Inc.	5,762	392,968

		4,720,405

Miscellaneous – Manufacturing — 2.1%
3M Co.	19,149	4,507,100
A.O. Smith Corp.	4,678	286,668
Dover Corp.	4,999	504,849
Eaton Corp. PLC	14,139	1,117,122
General Electric Co.	278,272	4,855,846
Illinois Tool Works, Inc.	9,893	1,650,647
Ingersoll-Rand PLC	8,018	715,126
Parker-Hannifin Corp.	4,275	853,205
Pentair PLC	5,299	374,215
Textron, Inc.	8,452	478,299

		15,343,077

	Number of Shares	Value
Packaging & Containers — 0.2%
Ball Corp.	11,231	$425,093
Packaging Corp. of America	3,028	365,025
Sealed Air Corp.	5,789	285,398
WestRock Co.	8,170	516,426

		1,591,942

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	4,473	398,499
CSX Corp.	28,678	1,577,577
Expeditors International of Washington, Inc.	5,700	368,733
FedEx Corp.	7,915	1,975,109
J.B. Hunt Transport Services, Inc.	2,746	315,735
Kansas City Southern	3,323	349,646
Norfolk Southern Corp.	9,181	1,330,327
Union Pacific Corp.	25,258	3,387,098
United Parcel Service, Inc. Class B	22,046	2,626,781

		12,329,505

		74,150,929

Technology — 15.0%
Computers — 5.5%
Accenture PLC Class A	19,829	3,035,622
Apple, Inc.	164,749	27,880,473
Cognizant Technology Solutions Corp. Class A	18,918	1,343,556
CSRA, Inc.	5,257	157,290
DXC Technology Co.	9,154	868,715
Hewlett Packard Enterprise Co.	51,183	734,988
HP, Inc.	53,594	1,126,010
International Business Machines Corp.	27,627	4,238,534
NetApp, Inc.	8,656	478,850
Seagate Technology PLC	9,285	388,484
Western Digital Corp.	9,492	754,899

		41,007,421

Office & Business Equipment — 0.0%
Xerox Corp.	6,853	199,765

Semiconductors — 3.9%
Advanced Micro Devices, Inc. (a)	26,316	270,528
Analog Devices, Inc.	11,829	1,053,136
Applied Materials, Inc.	34,223	1,749,480
Broadcom Ltd.	13,047	3,351,774
Intel Corp.	150,171	6,931,893
KLA-Tencor Corp.	5,029	528,397
Lam Research Corp.	5,197	956,612
Microchip Technology, Inc.	7,505	659,539
Micron Technology, Inc. (a)	37,007	1,521,728
NVIDIA Corp.	19,445	3,762,608
Qorvo, Inc. (a)	4,085	272,061
QUALCOMM, Inc.	47,303	3,028,338
Skyworks Solutions, Inc.	5,896	559,825

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Texas Instruments, Inc.	31,624	$3,302,811
Xilinx, Inc.	8,052	542,866

		28,491,596

Software — 5.6%
Activision Blizzard, Inc.	24,262	1,536,270
Adobe Systems, Inc. (a)	15,817	2,771,771
Akamai Technologies, Inc. (a)	5,428	353,037
ANSYS, Inc. (a)	2,723	401,888
Autodesk, Inc. (a)	7,034	737,374
CA, Inc.	10,072	335,196
Cadence Design Systems, Inc. (a)	9,060	378,889
Cerner Corp. (a)	10,133	682,863
Citrix Systems, Inc. (a)	4,593	404,184
Electronic Arts, Inc. (a)	9,880	1,037,993
Fidelity National Information Services, Inc.	10,712	1,007,892
Fiserv, Inc. (a)	6,685	876,604
Intuit, Inc.	7,793	1,229,579
Microsoft Corp.	247,544	21,174,914
Oracle Corp.	97,760	4,622,093
Paychex, Inc.	10,260	698,501
Red Hat, Inc. (a)	5,678	681,928
salesforce.com, Inc. (a)	22,018	2,250,900
Synopsys, Inc. (a)	4,819	410,771

		41,592,647

		111,291,429

Utilities — 2.9%
Electric — 2.7%
AES Corp.	21,163	229,195
Alliant Energy Corp.	7,422	316,251
Ameren Corp.	7,786	459,296
American Electric Power Co., Inc.	15,781	1,161,008
CenterPoint Energy, Inc.	13,831	392,247
CMS Energy Corp.	9,048	427,970
Consolidated Edison, Inc.	9,951	845,337
Dominion Energy, Inc.	20,648	1,673,727
DTE Energy Co.	5,756	630,052
Duke Energy Corp.	22,460	1,889,111
Edison International	10,455	661,174
Entergy Corp.	5,786	470,923
Eversource Energy	10,165	642,225
Exelon Corp.	30,810	1,214,222
FirstEnergy Corp.	14,277	437,162
NextEra Energy, Inc.	15,093	2,357,376
NRG Energy, Inc.	9,656	275,003
PG&E Corp.	16,458	737,812
Pinnacle West Capital Corp.	3,587	305,541
PPL Corp.	21,926	678,610
Public Service Enterprise Group, Inc.	16,239	836,308
SCANA Corp.	4,578	182,113

	Number of Shares	Value
The Southern Co.	32,206	$1,548,786
WEC Energy Group, Inc.	10,125	672,604
Xcel Energy, Inc.	16,291	783,760

		19,827,813

Gas — 0.1%
NiSource, Inc.	10,814	277,595
Sempra Energy	8,057	861,455

		1,139,050

Water — 0.1%
American Water Works Co., Inc.	5,723	523,597

		21,490,460

TOTAL COMMON STOCK (Cost $426,265,111)		731,762,722

TOTAL EQUITIES (Cost $426,265,111)		731,762,722

TOTAL LONG-TERM INVESTMENTS (Cost $426,265,111)		731,762,722

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$8,673,848	8,673,848

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (c) 0.000% 2/01/18	655,000	654,309

TOTAL SHORT-TERM INVESTMENTS (Cost $9,328,244)		9,328,157

TOTAL INVESTMENTS — 99.9% (Cost $435,593,355) (d)		741,090,879

Other Assets/(Liabilities) — 0.1%		910,958

NET ASSETS — 100.0%		$742,001,837

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $8,674,368. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 4/30/24, and an aggregate market value, including accrued interest, of $8,847,950.
(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Future Contract — Long
S&P 500 E Mini Index	3/16/18	75	$9,915,671	$119,329

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Basic Materials — 2.0%
Chemicals — 2.0%
Praxair, Inc.	8,818	$1,363,968

Consumer, Cyclical — 15.3%
Apparel — 5.8%
NIKE, Inc. Class B	62,119	3,885,543

Retail — 9.5%
Costco Wholesale Corp.	10,700	1,991,484
McDonald’s Corp.	9,748	1,677,826
The TJX Cos., Inc.	35,713	2,730,616

		6,399,926

		10,285,469

Consumer, Non-cyclical — 30.2%
Beverages — 7.2%
The Coca-Cola Co.	43,845	2,011,609
Diageo PLC	77,094	2,821,512

		4,833,121

Cosmetics & Personal Care — 3.6%
Colgate-Palmolive Co.	31,837	2,402,102

Health Care – Products — 4.0%
Medtronic PLC	33,422	2,698,826

Health Care – Services — 2.5%
UnitedHealth Group, Inc.	7,674	1,691,810

Pharmaceuticals — 12.9%
Bristol-Myers Squibb Co.	51,656	3,165,480
Cardinal Health, Inc.	33,804	2,071,171
McKesson Corp.	13,614	2,123,103
Merck & Co., Inc.	24,161	1,359,540

		8,719,294

		20,345,153

Financial — 27.3%
Banks — 4.7%
The PNC Financial Services Group, Inc.	22,196	3,202,661

Diversified Financial Services — 10.7%
American Express Co.	28,874	2,867,477
BlackRock, Inc.	4,278	2,197,651
Visa, Inc. Class A	18,639	2,125,219

		7,190,347

Insurance — 7.7%
Chubb Ltd.	22,157	3,237,802
Marsh & McLennan Cos., Inc.	23,751	1,933,094

		5,170,896

Real Estate Investment Trusts (REITS) — 4.2%
Public Storage	13,595	2,841,355

		18,405,259

	Number of Shares	Value
Industrial — 14.1%
Aerospace & Defense — 2.1%
Lockheed Martin Corp.	4,320	$1,386,936

Transportation — 12.0%
Canadian National Railway Co.	29,724	2,450,989
Union Pacific Corp.	18,541	2,486,348
United Parcel Service, Inc. Class B	26,255	3,128,283

		8,065,620

		9,452,556

Technology — 9.4%
Computers — 3.7%
Accenture PLC Class A	16,028	2,453,727

Software — 5.7%
Microsoft Corp.	45,219	3,868,033

		6,321,760

TOTAL COMMON STOCK (Cost $59,159,390)		66,174,165

TOTAL EQUITIES (Cost $59,159,390)		66,174,165

TOTAL LONG-TERM INVESTMENTS (Cost $59,159,390)		66,174,165

	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (a)	$1,230,285	1,230,285

TOTAL SHORT-TERM INVESTMENTS (Cost $1,230,285)		1,230,285

TOTAL INVESTMENTS — 100.1% (Cost $60,389,675) (b)		67,404,450

Other Assets/(Liabilities) — (0.1)%		(41,575)

NET ASSETS — 100.0%		$67,362,875

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Maturity value of $1,230,359. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $1,257,389.
(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	78.1%
Ireland	7.6%
Switzerland	4.8%
United Kingdom	4.2%
Canada	3.6%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 97.1%
Bermuda — 0.4%
Kunlun Energy Co. Ltd	1,700,000	$1,771,636

Canada — 2.1%
Alamos Gold, Inc. Class A	306,210	1,993,427
Husky Energy, Inc. (a)	273,500	3,862,073
Tahoe Resources, Inc.	100,806	483,580
Wheaton Precious Metals Corp.	96,200	2,126,808

		8,465,888

Cayman Islands — 4.2%
Baidu, Inc. Sponsored ADR (a)	20,070	4,700,594
CK Asset Holdings Ltd.	452,254	3,953,110
CK Hutchison Holdings Ltd.	425,754	5,345,334
NetEase, Inc. ADR	7,300	2,519,011

		16,518,049

China — 2.9%
China Life Insurance Co. Ltd. Class H	1,251,000	3,905,293
China Telecom Corp. Ltd. Class H	11,037,643	5,251,712
Sinopharm Group Co. Ltd. Class H	568,800	2,449,916

		11,606,921

France — 9.8%
AXA SA	216,747	6,424,044
BNP Paribas SA	97,912	7,301,678
Cie de Saint-Gobain	77,198	4,248,648
Cie Generale des Etablissements Michelin	27,433	3,929,621
Credit Agricole SA	112,057	1,851,150
Sanofi	76,358	6,574,696
Total SA	73,362	4,047,770
Veolia Environnement SA	172,122	4,391,495

		38,769,102

Germany — 11.2%
Bayer AG Registered	55,810	6,941,371
HeidelbergCement AG	46,022	4,981,977
Infineon Technologies AG	241,765	6,603,153
Innogy SE (c)	107,200	4,177,626
LANXESS AG	74,400	5,915,711
Merck KGaA	50,900	5,481,395
MorphoSys AG (a)	20,350	1,862,859
SAP SE Sponsored ADR	18,178	2,042,480
Siemens AG Registered	42,985	5,964,127

		43,970,699

Hong Kong — 2.2%
AIA Group Ltd.	485,200	4,137,940
China Mobile Ltd.	433,500	4,387,993

		8,525,933

	Number of Shares	Value
Ireland — 1.4%
Bank of Ireland Group PLC (a)	71,800	$610,786
CRH PLC	141,012	5,072,945

		5,683,731

Israel — 1.0%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (b)	203,468	3,855,719

Italy — 1.5%
Eni SpA	350,704	5,799,536

Japan — 12.3%
Astellas Pharma, Inc.	150,100	1,906,436
IHI Corp.	88,700	2,952,641
Inpex Corp.	304,100	3,805,422
Mitsui Fudosan Co. Ltd.	173,300	3,885,030
Omron Corp.	95,900	5,711,991
Panasonic Corp.	380,000	5,564,905
Ryohin Keikaku Co. Ltd.	15,100	4,701,465
SoftBank Group Corp.	83,700	6,612,562
Sumitomo Metal Mining Co. Ltd.	118,400	5,431,947
Sumitomo Rubber Industries Ltd.	121,700	2,261,132
Suntory Beverage & Food Ltd.	129,100	5,741,105

		48,574,636

Luxembourg — 1.0%
SES SA	246,017	3,833,653

Netherlands — 4.2%
Akzo Nobel NV	32,182	2,814,943
ING Groep NV	283,019	5,207,776
NN Group NV	63,590	2,749,571
QIAGEN NV	81,562	2,546,864
SBM Offshore NV	191,128	3,363,226

		16,682,380

Norway — 2.3%
Telenor ASA	288,124	6,171,811
Yara International ASA	65,009	2,975,579

		9,147,390

Portugal — 1.1%
Galp Energia SGPS SA	242,320	4,451,686

Republic of Korea — 6.5%
Hana Financial Group, Inc.	79,353	3,692,285
Hyundai Mobis Co. Ltd.	18,195	4,472,734
KB Financial Group, Inc. ADR (a)	80,916	4,734,395
Samsung Electronics Co. Ltd.	5,373	12,765,306

		25,664,720

Singapore — 3.5%
DBS Group Holdings, Ltd.	258,279	4,782,235
Singapore Telecommunications Ltd.	621,100	1,662,397
Singapore Telecommunications Ltd.	1,468,000	3,918,298
United Overseas Bank Ltd.	168,300	3,320,111

		13,683,041

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sweden — 0.6%
Arjo AB Class B (a)	146,444	$417,922
Getinge AB Class B	146,444	2,115,931

		2,533,853

Switzerland — 5.5%
Landis+Gyr Group AG (a)	16,800	1,334,373
Novartis AG Registered	54,480	4,605,835
Roche Holding AG	31,790	8,041,065
Swiss Re AG	20,349	1,904,805
UBS Group AG Registered	306,210	5,626,366

		21,512,444

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	641,275	4,927,598

Thailand — 1.4%
Bangkok Bank PCL Foreign Registered	792,100	5,321,145

United Kingdom — 20.7%
BAE Systems PLC	654,597	5,034,676
Barclays PLC	1,995,343	5,440,529
BP PLC	1,542,293	10,877,035
Cobham PLC (a)	1,698,528	2,885,788
GlaxoSmithKline PLC	198,649	3,513,673
HSBC Holdings PLC	702,000	7,171,273
Johnson Matthey PLC	96,470	3,988,653
Kingfisher PLC	889,844	4,056,566
LivaNova PLC (a)	47,130	3,766,630
Rolls-Royce Holdings PLC	187,570	2,134,719
Royal Dutch Shell PLC Class A	2,397	80,244
Royal Dutch Shell PLC Class B	323,082	10,896,563
Shire PLC	79,386	4,117,622
Standard Chartered PLC (a)	647,794	6,816,984
Travis Perkins PLC	149,165	3,153,951
Vodafone Group PLC Sponsored ADR (b)	236,983	7,559,758

		81,494,664

TOTAL COMMON STOCK (Cost $316,306,125)		382,794,424

TOTAL EQUITIES (Cost $316,306,125)		382,794,424

MUTUAL FUNDS — 1.0%
United States — 1.0%
State Street Navigator Securities Lending Prime Portfolio (d)	4,039,373	4,039,373

TOTAL MUTUAL FUNDS (Cost $4,039,373)		4,039,373

TOTAL LONG-TERM INVESTMENTS (Cost $320,345,498)		386,833,797

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (e)	$13,002,320	$13,002,320

TOTAL SHORT-TERM INVESTMENTS (Cost $13,002,320)		13,002,320

TOTAL INVESTMENTS — 101.4% (Cost $333,347,818) (f)		399,836,117

Other Assets/(Liabilities) — (1.4)%		(5,535,402)

NET ASSETS — 100.0%		$394,300,715

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $3,923,282 or 0.99% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $4,177,626 or 1.06% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $13,003,100. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $13,267,264.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Financial	22.5%
Consumer, Non-cyclical	16.2%
Energy	12.8%
Communications	11.2%
Industrial	9.9%
Technology	7.3%
Consumer, Cyclical	7.1%
Basic Materials	6.5%
Utilities	2.2%
Diversified	1.4%
Mutual Funds	1.0%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 100.1%

COMMON STOCK — 100.1%
Basic Materials — 2.0%
Iron & Steel — 0.2%
Cleveland-Cliffs, Inc. (a)	40,199	$289,835

Mining — 1.8%
Rio Tinto PLC Sponsored ADR	41,998	2,222,954

		2,512,789

Communications — 19.5%
Internet — 18.9%
Alibaba Group Holding Ltd. Sponsored ADR (a)	3,691	636,439
Alphabet, Inc. Class C (a)	8,074	8,448,634
Amazon.com, Inc. (a)	3,767	4,405,393
eBay, Inc. (a)	33,077	1,248,326
Facebook, Inc. Class A (a)	28,854	5,091,577
Okta, Inc. (a)	8,065	206,545
The Priceline Group, Inc. (a)	1,058	1,838,529
VeriSign, Inc. (a)	13,650	1,562,106
Yandex NV Class A (a)	19,528	639,542

		24,077,091

Media — 0.6%
FactSet Research Systems, Inc.	4,124	794,942

		24,872,033

Consumer, Cyclical — 4.3%
Lodging — 0.8%
Las Vegas Sands Corp.	14,227	988,634

Retail — 3.5%
Domino’s Pizza, Inc.	2,505	473,345
The Home Depot, Inc.	13,862	2,627,265
O’Reilly Automotive, Inc. (a)	1,046	251,605
The TJX Cos., Inc.	14,762	1,128,702

		4,480,917

		5,469,551

Consumer, Non-cyclical — 15.4%
Biotechnology — 3.2%
Amgen, Inc.	7,285	1,266,861
Celgene Corp. (a)	14,146	1,476,277
Gilead Sciences, Inc.	18,115	1,297,759

		4,040,897

Commercial Services — 5.3%
Experian PLC	34,894	766,873
Gartner, Inc. (a)	6,588	811,312
Global Payments, Inc.	12,425	1,245,482
IHS Markit Ltd. (a)	19,946	900,562
PayPal Holdings, Inc. (a)	22,326	1,643,640
Vantiv, Inc. Class A (a)	19,336	1,422,163

		6,790,032

	Number of Shares	Value
Health Care – Products — 1.7%
Danaher Corp.	10,255	$951,869
Edwards Lifesciences Corp. (a)	10,607	1,195,515

		2,147,384

Health Care – Services — 2.8%
Aetna, Inc.	8,696	1,568,671
Anthem, Inc.	5,265	1,184,678
ICON PLC (a)	7,372	826,770

		3,580,119

Pharmaceuticals — 2.4%
Allergan PLC	2,795	457,206
Bristol-Myers Squibb Co.	13,190	808,283
Johnson & Johnson	7,736	1,080,874
McKesson Corp.	4,696	732,341

		3,078,704

		19,637,136

Energy — 3.3%
Oil & Gas — 2.4%
BP PLC Sponsored ADR	29,039	1,220,509
Chevron Corp.	7,740	968,971
Pioneer Natural Resources Co.	5,192	897,437

		3,086,917

Oil & Gas Services — 0.9%
Baker Hughes a GE Co.	19,152	605,969
Schlumberger Ltd.	8,335	561,696

		1,167,665

		4,254,582

Financial — 11.6%
Banks — 2.7%
Bank of America Corp.	45,766	1,351,012
Citigroup, Inc.	18,129	1,348,979
JP Morgan Chase & Co.	7,421	793,602

		3,493,593

Diversified Financial Services — 7.3%
Alliance Data Systems Corp.	2,043	517,860
American Express Co.	17,907	1,778,344
Intercontinental Exchange, Inc.	19,741	1,392,925
Mastercard, Inc. Class A	16,287	2,465,200
Visa, Inc. Class A	27,752	3,164,283

		9,318,612

Insurance — 0.6%
MetLife, Inc.	15,354	776,298

Real Estate Investment Trusts (REITS) — 1.0%
American Tower Corp.	8,923	1,273,045

		14,861,548

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 10.8%
Electrical Components & Equipment — 1.1%
Emerson Electric Co.	19,982	$1,392,546

Electronics — 1.8%
Fortive Corp.	15,768	1,140,815
Honeywell International, Inc.	7,487	1,148,206

		2,289,021

Machinery – Construction & Mining — 2.0%
Caterpillar, Inc.	15,899	2,505,364

Machinery – Diversified — 3.4%
Cummins, Inc.	9,531	1,683,556
Rockwell Automation, Inc.	8,663	1,700,980
Roper Technologies, Inc.	3,812	987,308

		4,371,844

Miscellaneous – Manufacturing — 2.5%
Dover Corp.	15,047	1,519,597
Parker-Hannifin Corp.	8,390	1,674,476

		3,194,073

		13,752,848

Technology — 33.2%
Computers — 10.3%
Apple, Inc.	55,690	9,424,419
Check Point Software Technologies Ltd. (a)	7,051	730,625
International Business Machines Corp.	11,001	1,687,773
NetApp, Inc.	22,954	1,269,815

		13,112,632

Semiconductors — 7.7%
Analog Devices, Inc.	11,689	1,040,672
Applied Materials, Inc.	31,496	1,610,076
KLA-Tencor Corp.	3,638	382,245
Maxim Integrated Products, Inc.	22,572	1,180,064
QUALCOMM, Inc.	18,518	1,185,522
Teradyne, Inc.	23,021	963,889
Texas Instruments, Inc.	23,550	2,459,562
Xilinx, Inc.	14,810	998,490

		9,820,520

Software — 15.2%
Adobe Systems, Inc. (a)	7,402	1,297,126
Atlassian Corp. PLC Class A (a)	7,730	351,870
Autodesk, Inc. (a)	6,392	670,073
Electronic Arts, Inc. (a)	8,041	844,787
Fiserv, Inc. (a)	2,222	291,371
Guidewire Software, Inc. (a)	3,877	287,906
Intuit, Inc.	7,400	1,167,572
Microsoft Corp.	100,422	8,590,098
Oracle Corp.	46,223	2,185,423
salesforce.com, Inc. (a)	7,511	767,850

	Number of Shares	Value
ServiceNow, Inc. (a)	7,489	$976,491
SS&C Technologies Holdings, Inc	24,131	976,823
Workday, Inc. Class A (a)	9,695	986,369

		19,393,759

		42,326,911

TOTAL COMMON STOCK (Cost $100,381,527)		127,687,398

TOTAL EQUITIES (Cost $100,381,527)		127,687,398

TOTAL LONG-TERM INVESTMENTS (Cost $100,381,527)		127,687,398

	Principal Amount
SHORT-TERM INVESTMENTS — 0.0%
Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	$34,522	34,522

TOTAL SHORT-TERM INVESTMENTS (Cost $34,522)		34,522

TOTAL INVESTMENTS — 100.1% (Cost $100,416,049) (b)		127,721,920

Other Assets/(Liabilities) — (0.1)%		(181,183)

NET ASSETS — 100.0%		$127,540,737

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Basic Materials — 3.0%
Chemicals — 1.6%
DowDuPont, Inc.	54,780	$3,901,432

Forest Products & Paper — 1.4%
International Paper Co.	55,640	3,223,782

		7,125,214

Communications — 9.0%
Internet — 0.9%
eBay, Inc. (a)	59,130	2,231,566

Media — 3.1%
CBS Corp. Class B	32,680	1,928,120
Comcast Corp. Class A	67,990	2,723,000
Thomson Reuters Corp.	27,880	1,215,289
Viacom, Inc. Class B	49,390	1,521,706

		7,388,115

Telecommunications — 5.0%
Cisco Systems, Inc.	171,540	6,569,982
Nokia OYJ Sponsored ADR	306,780	1,429,595
Verizon Communications, Inc.	73,240	3,876,593

		11,876,170

		21,495,851

Consumer, Cyclical — 7.1%
Home Builders — 1.0%
PulteGroup, Inc.	70,210	2,334,483

Leisure Time — 0.9%
Norwegian Cruise Line Holdings Ltd. (a)	40,060	2,133,195

Lodging — 1.2%
Hilton Worldwide Holdings, Inc.	35,650	2,847,009

Retail — 4.0%
The Home Depot, Inc.	13,220	2,505,586
L Brands, Inc.	37,490	2,257,648
Liberty Interactive Corp. QVC Group Class A (a)	103,490	2,527,226
The TJX Cos., Inc.	31,520	2,410,019

		9,700,479

		17,015,166

Consumer, Non-cyclical — 16.4%
Agriculture — 2.4%
British American Tobacco PLC	33,900	2,287,927
Philip Morris International, Inc.	33,260	3,513,919

		5,801,846

Biotechnology — 1.0%
Amgen, Inc.	13,160	2,288,524

	Number of Shares	Value
Commercial Services — 0.6%
Nielsen Holdings PLC	40,880	$1,488,032

Cosmetics & Personal Care — 0.7%
Unilever NV NY Shares	31,730	1,787,034

Foods — 1.5%
The Kraft Heinz Co.	19,576	1,522,230
Mondelez International, Inc. Class A	49,110	2,101,908

		3,624,138

Health Care – Products — 1.9%
Medtronic PLC	40,799	3,294,519
Zimmer Biomet Holdings, Inc.	9,840	1,187,393

		4,481,912

Health Care – Services — 1.5%
UnitedHealth Group, Inc.	16,020	3,531,769

Pharmaceuticals — 6.8%
Allergan PLC	15,350	2,510,953
AstraZeneca PLC Sponsored ADR	69,840	2,423,448
Bristol-Myers Squibb Co.	52,230	3,200,654
Merck & Co., Inc.	82,860	4,662,532
Roche Holding AG	13,195	3,337,586

		16,135,173

		39,138,428

Energy — 10.1%
Oil & Gas — 8.9%
Canadian Natural Resources Ltd.	75,750	2,705,790
Chevron Corp.	44,410	5,559,688
EOG Resources, Inc.	32,300	3,485,493
Exxon Mobil Corp.	35,610	2,978,420
Marathon Oil Corp.	145,914	2,470,324
Occidental Petroleum Corp.	19,230	1,416,482
Pioneer Natural Resources Co.	12,540	2,167,539
Southwestern Energy Co. (a)	89,240	497,959

		21,281,695

Oil & Gas Services — 1.2%
Halliburton Co.	60,140	2,939,042

		24,220,737

Financial — 28.8%
Banks — 17.7%
Bank of America Corp.	171,710	5,068,879
Citigroup, Inc.	91,520	6,810,003
The Goldman Sachs Group, Inc.	11,720	2,985,787
JP Morgan Chase & Co.	101,390	10,842,647
M&T Bank Corp.	18,440	3,153,056
The PNC Financial Services Group, Inc.	40,850	5,894,246
Wells Fargo & Co.	125,410	7,608,625

		42,363,243

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 3.5%
BlackRock, Inc.	5,800	$2,979,518
Invesco Ltd.	80,340	2,935,623
Nasdaq, Inc.	32,460	2,493,902

		8,409,043

Insurance — 6.6%
American International Group, Inc.	34,190	2,037,040
Chubb Ltd.	26,475	3,868,792
Marsh & McLennan Cos., Inc.	33,620	2,736,332
MetLife, Inc.	47,970	2,425,363
Principal Financial Group, Inc.	19,910	1,404,850
Unum Group	21,860	1,199,895
XL Group Ltd.	55,230	1,941,887

		15,614,159

Real Estate Investment Trusts (REITS) — 1.0%
Park Hotels & Resorts, Inc.	85,440	2,456,400

		68,842,845

Industrial — 10.9%
Aerospace & Defense — 1.8%
Triumph Group, Inc.	32,970	896,784
United Technologies Corp.	27,300	3,482,661

		4,379,445

Building Materials — 1.1%
Fortune Brands Home & Security, Inc.	38,010	2,601,404

Machinery – Construction & Mining — 1.1%
Caterpillar, Inc.	16,570	2,611,101

Miscellaneous – Manufacturing — 4.8%
3M Co.	10,360	2,438,433
Eaton Corp. PLC	47,900	3,784,579
General Electric Co.	111,620	1,947,769
Ingersoll-Rand PLC	38,690	3,450,761

		11,621,542

Transportation — 2.1%
Schneider National, Inc. Class B	54,200	1,547,952
Union Pacific Corp.	25,280	3,390,048

		4,938,000

		26,151,492

Technology — 8.8%
Computers — 2.1%
Cognizant Technology Solutions Corp. Class A	31,830	2,260,567
NetApp, Inc.	50,360	2,785,915

		5,046,482

Semiconductors — 5.6%
Analog Devices, Inc.	16,760	1,492,143
Intel Corp.	133,800	6,176,208

	Number of Shares	Value
Maxim Integrated Products, Inc.	44,420	$2,322,278
QUALCOMM, Inc.	52,070	3,333,521

		13,324,150

Software — 1.1%
Microsoft Corp.	30,500	2,608,970

		20,979,602

Utilities — 3.4%
Electric — 3.4%
Dominion Energy, Inc.	17,970	1,456,648
Edison International	32,890	2,079,964
Eversource Energy	45,480	2,873,426
NextEra Energy, Inc.	10,630	1,660,300

		8,070,338

TOTAL COMMON STOCK (Cost $172,306,238)		233,039,673

TOTAL EQUITIES (Cost $172,306,238)		233,039,673

TOTAL LONG-TERM INVESTMENTS (Cost $172,306,238)		233,039,673

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$5,893,795	5,893,795

TOTAL SHORT-TERM INVESTMENTS (Cost $5,893,795)		5,893,795

TOTAL INVESTMENTS — 99.9% (Cost $178,200,033) (c)		238,933,468

Other Assets/(Liabilities) — 0.1%		160,892

NET ASSETS — 100.0%		$239,094,360

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $5,894,149. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $6,012,699.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	80.6%
Ireland	5.5%
Switzerland	3.0%
Bermuda	2.9%
United Kingdom	2.6%
Canada	1.6%
Netherlands	0.7%
Finland	0.6%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Austria — 0.4%
Erste Group Bank AG	23,868	$1,029,309

Brazil — 0.5%
Ambev SA	202,431	1,312,033

Canada — 1.7%
Canadian National Railway Co.	50,216	4,142,820

Cayman Islands — 0.2%
Sands China Ltd.	95,200	489,982

Denmark — 0.7%
Carlsberg A/S Class B	14,790	1,771,492

France — 9.2%
Air Liquide SA	16,157	2,032,085
Danone SA	53,372	4,474,578
Hermes International	884	473,199
Legrand SA	27,206	2,091,652
LVMH Moet Hennessy Louis Vuitton SE	16,700	4,905,623
Pernod Ricard SA	30,927	4,895,455
Schneider Electric SE	38,794	3,290,164

		22,162,756

Germany — 6.7%
Bayer AG Registered	51,089	6,354,196
Brenntag AG	17,736	1,118,811
Deutsche Boerse AG	13,028	1,510,131
Linde AG (a)	15,312	3,582,039
Merck KGaA	16,080	1,731,647
MTU Aero Engines AG	10,041	1,795,896

		16,092,720

Ireland — 4.8%
Accenture PLC Class A	38,355	5,871,767
Medtronic PLC	69,467	5,609,460

		11,481,227

Israel — 0.8%
Check Point Software Technologies Ltd. (a)	19,416	2,011,886

Japan — 1.4%
Hoya Corp.	25,500	1,274,181
Kubota Corp.	101,700	1,991,460

		3,265,641

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV Class O	123,032	675,339

Netherlands — 3.1%
Akzo Nobel NV	37,225	3,256,052
Heineken NV	22,603	2,356,009
Schlumberger Ltd.	26,036	1,754,566

		7,366,627

	Number of Shares	Value
Republic of Korea — 1.0%
Samsung Electronics Co. Ltd.	999	$2,373,449

Spain — 1.0%
Aena SME SA (b)	12,467	2,523,854

Sweden — 1.9%
Essity AB Class B (a)	160,482	4,544,685

Switzerland — 8.3%
Adecco Group AG Registered	21,798	1,666,013
Cie Financiere Richemont SA Registered	27,264	2,468,562
Julius Baer Group Ltd.	23,421	1,431,890
Nestle SA Registered	68,628	5,897,350
Roche Holding AG	14,846	3,755,195
Sonova Holding AG Registered	4,938	770,976
Swiss Re AG	6,361	595,433
UBS Group AG Registered	184,418	3,388,535

		19,973,954

Thailand — 0.3%
Kasikornbank PCL	84,000	613,924

United Kingdom — 9.4%
Aptiv PLC	15,156	1,285,684
Burberry Group PLC	61,325	1,482,589
Compass Group PLC	116,723	2,523,896
Delphi Technologies PLC (a)	5,052	265,078
Diageo PLC	141,168	5,166,515
Reckitt Benckiser Group PLC	56,873	5,312,455
Sky PLC (a)	100,089	1,364,817
Whitbread PLC	25,363	1,369,750
WPP PLC	215,795	3,910,765

		22,681,549

United States — 47.2%
3M Co.	18,568	4,370,350
Abbott Laboratories	52,253	2,982,079
American Express Co.	36,466	3,621,438
Amphenol Corp. Class A	15,950	1,400,410
AutoZone, Inc. (a)	1,915	1,362,274
The Bank of New York Mellon Corp.	74,942	4,036,376
Cisco Systems, Inc.	46,307	1,773,558
Cognizant Technology Solutions Corp. Class A	27,885	1,980,393
Colgate-Palmolive Co.	35,789	2,700,280
Comcast Corp. Class A	132,786	5,318,079
The Cooper Cos., Inc.	8,497	1,851,326
Coty, Inc. Class A (c)	195,882	3,896,093
eBay, Inc. (a)	53,718	2,027,317
Franklin Resources, Inc.	46,471	2,013,588
The Goldman Sachs Group, Inc.	9,888	2,519,067
Harley-Davidson, Inc. (c)	20,507	1,043,396
Honeywell International, Inc.	40,602	6,226,723
Johnson & Johnson	7,141	997,741

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kansas City Southern	24,997	$2,630,184
Kellogg Co.	34,387	2,337,628
Marriott International, Inc. Class A	5,525	749,908
Microchip Technology, Inc.	11,921	1,047,617
Monsanto Co.	20,670	2,413,843
National Oilwell Varco, Inc.	17,875	643,858
NOW, Inc. (a)	10,451	115,275
Omnicom Group, Inc.	17,191	1,252,021
Oracle Corp.	74,344	3,514,984
PayPal Holdings, Inc. (a)	17,058	1,255,810
Praxair, Inc.	7,899	1,221,817
Sally Beauty Holdings, Inc. (a)	46,277	868,157
State Street Corp.	46,601	4,548,724
Stryker Corp.	30,967	4,794,930
Thermo Fisher Scientific, Inc.	35,693	6,777,387
Time Warner, Inc.	31,283	2,861,456
Union Pacific Corp.	3,897	522,588
United Parcel Service, Inc. Class B	32,802	3,908,358
United Technologies Corp.	19,948	2,544,766
Urban Outfitters, Inc. (a)	25,965	910,333
Visa, Inc. Class A	50,871	5,800,311
W.W. Grainger, Inc.	4,345	1,026,506
The Walt Disney Co.	42,339	4,551,866
Waters Corp. (a)	10,982	2,121,613
Wynn Resorts Ltd.	3,821	644,182
Zimmer Biomet Holdings, Inc.	37,652	4,543,467

		113,728,077

TOTAL COMMON STOCK (Cost $184,393,249)		238,241,324

TOTAL EQUITIES (Cost $184,393,249)		238,241,324

MUTUAL FUNDS — 1.8%
United States — 1.8%
State Street Navigator Securities Lending Prime Portfolio (d)	4,245,862	4,245,862

TOTAL MUTUAL FUNDS (Cost $4,245,862)		4,245,862

TOTAL LONG-TERM INVESTMENTS (Cost $188,639,111)		242,487,186

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (e)	$1,418,260	1,418,260

	Principal Amount	Value
Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	$16,797	$16,797

TOTAL SHORT-TERM INVESTMENTS (Cost $1,435,057)		1,435,057

TOTAL INVESTMENTS — 101.3% (Cost $190,074,168) (f)		243,922,243

Other Assets/(Liabilities) — (1.3)%		(3,056,004)

NET ASSETS — 100.0%		$240,866,239

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $2,523,854 or 1.05% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $4,128,197 or 1.71% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,418,345. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $1,448,843.
(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	36.3%
Industrial	17.0%
Financial	13.2%
Communications	9.6%
Consumer, Cyclical	9.1%
Technology	7.0%
Basic Materials	5.7%
Mutual Funds	1.8%
Energy	1.0%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 2.4%
Chemicals — 2.4%
PPG Industries, Inc.	12,450	$1,454,409
The Sherwin-Williams Co.	4,924	2,019,037

		3,473,446

Communications — 10.5%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	19,234	387,757

Internet — 6.9%
Alphabet, Inc. Class A (a)	4,074	4,291,552
Alphabet, Inc. Class C (a)	3,270	3,421,728
Facebook, Inc. Class A (a)	11,961	2,110,638

		9,823,918

Media — 3.4%
Comcast Corp. Class A	80,660	3,230,433
Twenty-First Century Fox, Inc. Class A	19,405	670,055
The Walt Disney Co.	8,399	902,976

		4,803,464

		15,015,139

Consumer, Cyclical — 9.6%
Apparel — 2.5%
LVMH Moet Hennessy Louis Vuitton SE	6,889	2,023,643
NIKE, Inc. Class B	23,319	1,458,604

		3,482,247

Food Services — 0.8%
Aramark	26,145	1,117,437

Housewares — 1.4%
Newell Brands, Inc.	66,461	2,053,645

Retail — 4.9%
AutoZone, Inc. (a)	847	602,530
Costco Wholesale Corp.	7,713	1,435,544
Ross Stores, Inc.	19,356	1,553,319
Starbucks Corp.	36,688	2,106,992
Tractor Supply Co.	17,718	1,324,420

		7,022,805

		13,676,134

Consumer, Non-cyclical — 23.7%
Beverages — 2.4%
Diageo PLC	34,366	1,257,739
Pernod Ricard SA	13,845	2,191,534

		3,449,273

	Number of Shares	Value
Biotechnology — 1.2%
Biogen, Inc. (a)	5,121	$1,631,397

Cosmetics & Personal Care — 2.7%
Colgate-Palmolive Co.	22,934	1,730,370
Coty, Inc. Class A	56,073	1,115,292
The Estee Lauder Cos., Inc. Class A	7,840	997,562

		3,843,224

Foods — 3.0%
Danone SA	24,056	2,016,796
Mondelez International, Inc. Class A	52,803	2,259,968

		4,276,764

Health Care – Products — 8.4%
Abbott Laboratories	25,814	1,473,205
Danaher Corp.	31,101	2,886,795
Medtronic PLC	34,882	2,816,721
Stryker Corp.	5,464	846,046
Thermo Fisher Scientific, Inc.	20,803	3,950,074

		11,972,841

Household Products & Wares — 0.5%
Kimberly-Clark Corp.	5,581	673,403

Pharmaceuticals — 5.5%
Eli Lilly & Co.	23,681	2,000,097
Johnson & Johnson	19,257	2,690,588
McKesson Corp.	9,789	1,526,595
Zoetis, Inc.	23,024	1,658,649

		7,875,929

		33,722,831

Energy — 5.0%
Oil & Gas — 1.8%
EOG Resources, Inc.	23,994	2,589,193

Oil & Gas Services — 1.9%
Schlumberger Ltd.	39,339	2,651,055

Pipelines — 1.3%
Enterprise Products Partners LP (b)	71,771	1,902,649

		7,142,897

Financial — 23.3%
Banks — 11.6%
Bank of America Corp.	151,198	4,463,365
The Goldman Sachs Group, Inc.	11,878	3,026,039
JP Morgan Chase & Co.	51,547	5,512,436
Morgan Stanley	37,627	1,974,289
US Bancorp	30,113	1,613,455

		16,589,584

Diversified Financial Services — 7.1%
BlackRock, Inc.	1,765	906,698
Mastercard, Inc. Class A	19,935	3,017,362

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nasdaq, Inc.	23,324	$1,791,983
Visa, Inc. Class A	38,411	4,379,622

		10,095,665

Insurance — 1.2%
Chubb Ltd.	11,489	1,678,888

Private Equity — 0.8%
The Blackstone Group LP (b)	35,373	1,132,643

Real Estate Investment Trusts (REITS) — 2.6%
American Tower Corp.	25,636	3,657,488

		33,154,268

Industrial — 8.1%
Aerospace & Defense — 1.3%
United Technologies Corp.	14,392	1,835,987

Electrical Components & Equipment — 0.9%
AMETEK, Inc.	17,414	1,261,993

Electronics — 1.8%
Honeywell International, Inc.	17,151	2,630,277

Engineering & Construction — 0.6%
Fluor Corp.	15,535	802,383

Packaging & Containers — 1.6%
Crown Holdings, Inc. (a)	40,720	2,290,500

Transportation — 1.9%
Canadian National Railway Co.	32,924	2,716,230

		11,537,370

Technology — 15.4%
Computers — 8.4%
Accenture PLC Class A	20,715	3,171,259
Amdocs Ltd.	13,450	880,706
Apple, Inc.	9,789	1,656,593
Cognizant Technology Solutions Corp. Class A	47,438	3,369,047
DXC Technology Co.	20,541	1,949,341
Hewlett Packard Enterprise Co.	67,242	965,595

		11,992,541

Semiconductors — 3.9%
Broadcom Ltd.	13,721	3,524,925
Texas Instruments, Inc.	19,513	2,037,938

		5,562,863

Software — 3.1%
Adobe Systems, Inc. (a)	7,631	1,337,256
Fidelity National Information Services, Inc.	29,829	2,806,611
Micro Focus International PLC Sponsered ADR (a)	6,580	221,022

		4,364,889

		21,920,293

	Number of Shares	Value
Utilities — 0.6%
Electric — 0.6%
American Electric Power Co., Inc.	10,568	$777,488

TOTAL COMMON STOCK (Cost $87,396,083)		140,419,866

TOTAL EQUITIES (Cost $87,396,083)		140,419,866

TOTAL LONG-TERM INVESTMENTS (Cost $87,396,083)		140,419,866

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement , dated 12/29/17, 0.540%, due 1/02/18 (c)	$1,989,656	1,989,656

Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	9,210	9,210

TOTAL SHORT-TERM INVESTMENTS (Cost $1,998,866)		1,998,866

TOTAL INVESTMENTS — 100.0% (Cost $89,394,949) (d)		142,418,732

Other Assets/(Liabilities) — 0.0%		21,658

NET ASSETS — 100.0%		$142,440,390

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)	Maturity value of $1,989,775. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $2,033,555.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 6.0%
Chemicals — 5.8%
Air Products & Chemicals, Inc.	15,441	$2,533,558
Celanese Corp. Series A	43,911	4,701,990
DowDuPont, Inc.	117,152	8,343,565
LyondellBasell Industries NV Class A	14,939	1,648,071
Versum Materials, Inc.	26,755	1,012,677

		18,239,861

Mining — 0.2%
Fairmount Santrol Holdings, Inc. (a)	128,926	674,283

		18,914,144

Communications — 4.2%
Media — 1.5%
Comcast Corp. Class A	51,195	2,050,360
Twenty-First Century Fox, Inc. Class A	74,875	2,585,433

		4,635,793

Telecommunications — 2.7%
AT&T, Inc.	72,629	2,823,816
Verizon Communications, Inc.	111,580	5,905,929

		8,729,745

		13,365,538

Consumer, Cyclical — 8.9%
Airlines — 0.6%
Southwest Airlines Co.	27,461	1,797,322

Apparel — 0.4%
Hanesbrands, Inc.	67,879	1,419,350

Auto Parts & Equipment — 0.7%
Adient PLC	26,562	2,090,429

Home Furnishing — 0.6%
Whirlpool Corp.	11,987	2,021,488

Housewares — 0.3%
Newell Brands, Inc.	26,460	817,614

Leisure Time — 1.6%
Carnival Corp.	22,624	1,501,555
Norwegian Cruise Line Holdings Ltd. (a)	31,073	1,654,637
Royal Caribbean Cruises Ltd.	15,098	1,800,890

		4,957,082

Retail — 4.7%
CVS Health Corp.	21,524	1,560,490
Dollar General Corp.	28,053	2,609,210
Lowe’s Cos., Inc.	29,486	2,740,429

	Number of Shares	Value
Target Corp.	39,506	$2,577,766
Wal-Mart Stores, Inc.	56,350	5,564,562

		15,052,457

		28,155,742

Consumer, Non-cyclical — 18.3%
Agriculture — 3.9%
Altria Group, Inc.	91,529	6,536,086
Philip Morris International, Inc.	55,998	5,916,189

		12,452,275

Beverages — 0.6%
Coca-Cola European Partners PLC	49,981	1,991,743

Commercial Services — 1.0%
AMERCO	5,083	1,920,916
Nielsen Holdings PLC	33,797	1,230,211

		3,151,127

Foods — 0.7%
Tyson Foods, Inc. Class A	25,546	2,071,014

Health Care – Products — 0.7%
Medtronic PLC	27,983	2,259,627

Health Care – Services — 2.6%
Anthem, Inc.	12,368	2,782,924
Cigna Corp.	12,645	2,568,073
UnitedHealth Group, Inc.	13,159	2,901,033

		8,252,030

Pharmaceuticals — 8.8%
Cardinal Health, Inc.	20,099	1,231,466
Express Scripts Holding Co. (a)	24,305	1,814,125
Johnson & Johnson	53,378	7,457,974
Merck & Co., Inc.	98,316	5,532,241
Pfizer, Inc.	199,986	7,243,493
Sanofi ADR	90,482	3,890,726
Teva Pharmaceutical Industries Ltd. Sponsored ADR	45,569	863,533

		28,033,558

		58,211,374

Energy — 12.9%
Oil & Gas — 12.9%
BP PLC Sponsored ADR	199,796	8,397,426
Chevron Corp.	56,603	7,086,130
ConocoPhillips	128,081	7,030,366
Hess Corp.	40,849	1,939,102
Kosmos Energy Ltd. (a)	178,752	1,224,451
Occidental Petroleum Corp.	85,266	6,280,694
Phillips 66	72,392	7,322,451
Vermilion Energy, Inc.	42,914	1,558,636

		40,839,256

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 26.6%
Banks — 15.6%
Bank of America Corp.	360,525	$10,642,698
Capital One Financial Corp.	17,346	1,727,315
Citigroup, Inc.	93,115	6,928,687
JP Morgan Chase & Co.	88,780	9,494,133
KeyCorp	243,636	4,914,138
The PNC Financial Services Group, Inc.	11,458	1,653,275
State Street Corp.	53,591	5,231,017
Wells Fargo & Co.	146,589	8,893,555

		49,484,818

Diversified Financial Services — 5.4%
American Express Co.	89,846	8,922,606
E*TRADE Financial Corp. (a)	45,313	2,246,166
FNF Group	39,126	1,535,304
Navient Corp.	97,561	1,299,513
SLM Corp. (a)	265,020	2,994,726

		16,998,315

Insurance — 4.5%
Berkshire Hathaway, Inc. Class B (a)	12,422	2,462,289
Loews Corp.	118,794	5,943,264
Willis Towers Watson PLC	11,838	1,783,868
XL Group Ltd.	120,509	4,237,096

		14,426,517

Real Estate Investment Trusts (REITS) — 0.6%
HCP, Inc.	70,715	1,844,247

Savings & Loans — 0.5%
New York Community Bancorp, Inc.	123,278	1,605,080

		84,358,977

Industrial — 11.2%
Aerospace & Defense — 4.1%
General Dynamics Corp.	7,689	1,564,327
Raytheon Co.	10,478	1,968,292
Spirit AeroSystems Holdings, Inc. Class A	29,143	2,542,727
United Technologies Corp.	55,074	7,025,790

		13,101,136

Building Materials — 2.8%
Johnson Controls International PLC	167,514	6,383,958
Owens Corning	26,470	2,433,652

		8,817,610

Hand & Machine Tools — 1.7%
Stanley Black & Decker, Inc.	32,282	5,477,933

Miscellaneous – Manufacturing — 1.7%
General Electric Co.	317,217	5,535,437

Transportation — 0.9%
Norfolk Southern Corp.	18,927	2,742,522

		35,674,638

	Number of Shares	Value
Technology — 8.7%
Computers — 1.7%
Hewlett Packard Enterprise Co.	140,614	$2,019,217
International Business Machines Corp.	22,993	3,527,586

		5,546,803

Semiconductors — 3.9%
Broadcom Ltd.	5,848	1,502,351
Microchip Technology, Inc.	29,458	2,588,769
QUALCOMM, Inc.	87,334	5,591,123
Texas Instruments, Inc.	24,537	2,562,644

		12,244,887

Software — 3.1%
Black Knight, Inc. (a)	12,685	560,043
Micro Focus International PLC Sponsered ADR (a)	45,196	1,518,134
Microsoft Corp.	28,636	2,449,523
Oracle Corp.	109,706	5,186,900

		9,714,600

		27,506,290

Utilities — 1.4%
Electric — 1.4%
Entergy Corp.	53,227	4,332,147

TOTAL COMMON STOCK (Cost $285,860,910)		311,358,106

TOTAL EQUITIES (Cost $285,860,910)		311,358,106

TOTAL LONG-TERM INVESTMENTS (Cost $285,860,910)		311,358,106

	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$5,662,073	5,662,073

TOTAL SHORT-TERM INVESTMENTS (Cost $5,662,073)		5,662,073

TOTAL INVESTMENTS — 100.0% (Cost $291,522,983) (c)		317,020,179

Other Assets/(Liabilities) — (0.0)%		(26,669)

NET ASSETS — 100.0%		$316,993,510

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Maturity value of $5,662,413. Collateralized by U.S. Government Agency obligations with rates ranging from 0.125% – 2.750%, maturity dates ranging from 4/15/19 – 2/15/24, and an aggregate market value, including accrued interest, of $5,781,052.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 97.2%
Australia — 3.0%
AMP Ltd.	870,900	$3,518,833
Orica Ltd.	161,111	2,273,541

		5,792,374

Cayman Islands — 1.0%
Baidu, Inc. Sponsored ADR (a)	8,495	1,989,614

France — 14.1%
BNP Paribas SA	117,620	8,771,379
Bureau Veritas SA	91,800	2,509,849
Danone SA	25,094	2,103,820
Kering	405	190,927
Pernod Ricard SA	12,890	2,040,367
Publicis Groupe SA	62,791	4,265,807
Safran SA	27,270	2,804,157
Sanofi	4,000	344,414
Valeo SA	52,210	3,890,790

		26,921,510

Germany — 14.9%
Allianz SE Registered	28,105	6,436,427
Bayerische Motoren Werke AG	77,740	8,075,052
Continental AG	17,215	4,647,620
Daimler AG Registered	110,700	9,399,819

		28,558,918

India — 2.6%
Axis Bank Ltd.	335,100	2,953,755
Infosys Ltd.	6,103	99,434
Infosys Ltd. Sponsored ADR (b)	114,700	1,860,434

		4,913,623

Indonesia — 1.8%
Bank Mandiri Persero Tbk PT	5,820,200	3,427,860

Ireland — 1.9%
Willis Towers Watson PLC	24,619	3,709,837

Italy — 3.8%
Intesa Sanpaolo SpA	2,164,200	7,177,647

Japan — 4.8%
Komatsu Ltd.	5,600	202,851
Olympus Corp.	53,700	2,056,069
Toyota Motor Corp.	107,300	6,871,037

		9,129,957

Mexico — 1.4%
Grupo Televisa SAB Sponsored ADR	141,100	2,634,337

Netherlands — 7.2%
Akzo Nobel NV	7,561	661,357
ASML Holding NV	9,725	1,687,170

	Number of Shares	Value
CNH Industrial NV	489,100	$6,538,738
EXOR NV	61,400	3,763,427
Koninklijke Philips NV	30,415	1,150,642

		13,801,334

Republic of Korea — 0.1%
Samsung Electronics Co. Ltd.	110	261,341

Sweden — 5.7%
Hennes & Mauritz AB Class B	350,200	7,216,066
SKF AB Class B	130,800	2,900,438
Volvo AB Class B	42,470	790,216

		10,906,720

Switzerland — 10.1%
Cie Financiere Richemont SA Registered	33,050	2,992,443
Credit Suisse Group AG Registered	423,423	7,537,057
Kuehne & Nagel International AG Registered	9,035	1,596,699
LafargeHolcim Ltd. Registered	88,680	4,996,399
Nestle SA Registered	5,470	470,049
The Swatch Group AG	4,180	1,703,979

		19,296,626

Taiwan — 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	45,000	345,783

United Kingdom — 24.6%
Ashtead Group PLC	67,900	1,812,109
Diageo PLC	70,700	2,587,503
Experian PLC	117,300	2,577,929
Ferguson PLC	6,200	443,627
G4S PLC	442,700	1,591,452
Glencore PLC	1,709,500	8,994,176
Liberty Global PLC Series A (a)	42,700	1,530,368
Liberty Global PLC Series C (a)	106,300	3,597,192
Lloyds Banking Group PLC	10,621,300	9,725,874
Meggitt PLC	188,238	1,218,845
Royal Bank of Scotland Group PLC (a)	1,035,100	3,860,760
Schroders PLC	79,900	3,779,409
Smiths Group PLC	49,000	980,253
WPP PLC	237,800	4,309,553

		47,009,050

TOTAL COMMON STOCK (Cost $156,528,904)		185,876,531

TOTAL EQUITIES (Cost $156,528,904)		185,876,531

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.4%
United States — 0.4%
State Street Navigator Securities Lending Prime Portfolio (c)	686,750	$686,750

TOTAL MUTUAL FUNDS (Cost $686,750)		686,750

TOTAL LONG-TERM INVESTMENTS (Cost $157,215,654)		186,563,281

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (d)	$3,874,880	3,874,880

TOTAL SHORT-TERM INVESTMENTS (Cost $3,874,880)		3,874,880

TOTAL INVESTMENTS — 99.6% (Cost $161,090,534) (e)		190,438,161

Other Assets/(Liabilities) — 0.4%		774,820

NET ASSETS — 100.0%		$191,212,981

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $665,020 or 0.35% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,875,112. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $3,953,272.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Forward contracts at December 31, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Deliver
CHF	2,909,000	State Street Bank and Trust Co.*	3/21/18	$3,064,334	$62,572

* Contracts are subject to a Master Netting Agreement.

Currency Legend
CHF		Swiss Franc

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Financial	33.8%
Consumer, Cyclical	24.2%
Industrial	12.9%
Communications	9.6%
Consumer, Non-cyclical	9.5%
Basic Materials	5.0%
Technology	2.2%
Mutual Funds	0.4%

Total Long-Term Investments	97.6%
Short-Term Investments and Other Assets and Liabilities	2.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Communications — 32.6%
Internet — 26.1%
Alibaba Group Holding Ltd. Sponsored ADR (a)	41,649	$7,181,537
Alphabet, Inc. Class A (a)	3,241	3,414,069
Alphabet, Inc. Class C (a)	3,249	3,399,754
Amazon.com, Inc. (a)	7,175	8,390,947
Facebook, Inc. Class A (a)	42,893	7,568,899

		29,955,206

Media — 1.7%
FactSet Research Systems, Inc.	9,967	1,921,239

Telecommunications — 4.8%
Cisco Systems, Inc.	143,403	5,492,335

		37,368,780

Consumer, Cyclical — 3.0%
Retail — 3.0%
Yum China Holdings, Inc.	35,920	1,437,518
Yum! Brands, Inc.	24,406	1,991,774

		3,429,292

Consumer, Non-cyclical — 26.0%
Beverages — 6.8%
The Coca-Cola Co.	66,456	3,049,001
Monster Beverage Corp. (a)	74,615	4,722,384

		7,771,385

Biotechnology — 4.1%
Amgen, Inc.	11,481	1,996,546
Regeneron Pharmaceuticals, Inc. (a)	7,271	2,733,605

		4,730,151

Commercial Services — 0.9%
Automatic Data Processing, Inc.	8,340	977,365

Cosmetics & Personal Care — 2.7%
The Procter & Gamble Co.	33,348	3,064,014

Foods — 3.2%
Danone SA Sponsored ADR	220,287	3,694,213

Health Care – Products — 2.2%
Varian Medical Systems, Inc. (a)	22,649	2,517,436

Pharmaceuticals — 6.1%
Merck & Co., Inc.	19,700	1,108,519
Novartis AG Sponsored ADR	24,407	2,049,211
Novo Nordisk A/S Sponsored ADR	71,446	3,834,507

		6,992,237

		29,746,801

Energy — 3.2%
Oil & Gas Services — 3.2%
Schlumberger Ltd.	54,392	3,665,477

	Number of Shares	Value
Financial — 10.2%
Diversified Financial Services — 10.2%
American Express Co.	17,113	$1,699,492
SEI Investments Co.	51,906	3,729,965
Visa, Inc. Class A	54,207	6,180,682

		11,610,139

Industrial — 8.0%
Machinery – Diversified — 2.9%
Deere & Co.	21,511	3,366,687

Transportation — 5.1%
Expeditors International of Washington, Inc.	50,046	3,237,476
United Parcel Service, Inc. Class B	21,362	2,545,282

		5,782,758

		9,149,445

Technology — 16.7%
Semiconductors — 3.6%
Analog Devices, Inc.	5,628	501,061
QUALCOMM, Inc.	56,415	3,611,688

		4,112,749

Software — 13.1%
Autodesk, Inc. (a)	35,690	3,741,383
Cerner Corp. (a)	35,691	2,405,217
Microsoft Corp.	38,089	3,258,133
Oracle Corp.	118,768	5,615,351

		15,020,084

		19,132,833

TOTAL COMMON STOCK (Cost $81,737,825)		114,102,767

TOTAL EQUITIES (Cost $81,737,825)		114,102,767

TOTAL LONG-TERM INVESTMENTS (Cost $81,737,825)		114,102,767

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$496,080	$496,080

TOTAL SHORT-TERM INVESTMENTS (Cost $496,080)		496,080

TOTAL INVESTMENTS — 100.1% (Cost $82,233,905) (c)		114,598,847

Other Assets/(Liabilities) — (0.1)%		(99,739)

NET ASSETS — 100.0%		$114,499,108

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Maturity value of $496,110. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $507,095.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.9%
Cayman Islands	6.3%
Denmark	3.3%
France	3.2%
Netherlands	3.2%
Switzerland	1.8%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 2.5%
Chemicals — 2.1%
Air Products & Chemicals, Inc. (a)	1,675	$274,834
Albemarle Corp. (a)	902	115,357
CF Industries Holdings, Inc. (a)	1,971	83,846
DowDuPont, Inc. (a)	18,912	1,346,913
Eastman Chemical Co. (a)	1,127	104,405
FMC Corp. (a)	1,063	100,624
International Flavors & Fragrances, Inc. (a)	675	103,012
LyondellBasell Industries NV Class A (a)	2,633	290,472
Monsanto Co. (a)	3,561	415,854
The Mosaic Co. (a)	2,738	70,257
PPG Industries, Inc. (a)	2,059	240,532
Praxair, Inc. (a)	2,226	344,318
The Sherwin-Williams Co. (a)	659	270,216

		3,760,640

Forest Products & Paper — 0.1%
International Paper Co. (a)	3,361	194,736

Iron & Steel — 0.1%
Nucor Corp. (a)	2,526	160,603

Mining — 0.2%
Freeport-McMoRan, Inc. (a) (b)	11,274	213,755
Newmont Mining Corp. (a)	4,444	166,739

		380,494

		4,496,473

Communications — 13.4%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	3,159	63,685
Omnicom Group, Inc. (a)	1,859	135,391

		199,076

Internet — 7.7%
Alphabet, Inc. Class A (a) (b)	2,385	2,512,359
Alphabet, Inc. Class C (a) (b)	2,426	2,538,566
Amazon.com, Inc. (a) (b)	3,203	3,745,812
eBay, Inc. (a) (b)	7,721	291,391
Expedia, Inc. (a)	976	116,896
F5 Networks, Inc. (a) (b)	552	72,433
Facebook, Inc. Class A (a) (b)	19,102	3,370,739
Netflix, Inc. (a) (b)	3,503	672,436
The Priceline Group, Inc. (a) (b)	387	672,505
Symantec Corp. (a)	5,042	141,478
TripAdvisor, Inc. (a) (b)	845	29,119
VeriSign, Inc. (a) (b)	674	77,133

		14,240,867

	Number of Shares	Value
Media — 2.6%
CBS Corp. Class B (a)	2,951	$174,109
Charter Communications, Inc. Class A (a) (b)	1,535	515,699
Comcast Corp. Class A (a)	37,270	1,492,663
Discovery Communications, Inc. Class A (a) (b)	1,248	27,930
Discovery Communications, Inc. Class C (a) (b)	1,480	31,332
DISH Network Corp. Class A (a) (b)	1,796	85,759
News Corp. Class A (a)	3,310	53,655
News Corp. Class B (a)	778	12,915
Scripps Networks Interactive, Inc. Class A (a)	856	73,085
Time Warner, Inc. (a)	6,210	568,029
Twenty-First Century Fox, Inc. Class A (a)	8,486	293,022
Twenty-First Century Fox, Inc. Class B (a)	3,546	120,990
Viacom, Inc. Class B (a)	3,051	94,001
The Walt Disney Co. (a)	12,073	1,297,968

		4,841,157

Telecommunications — 3.0%
AT&T, Inc. (a)	49,158	1,911,263
CenturyLink, Inc. (a)	7,795	130,021
Cisco Systems, Inc. (a)	39,457	1,511,203
Juniper Networks, Inc. (a)	3,066	87,381
Motorola Solutions, Inc. (a)	1,338	120,875
Verizon Communications, Inc. (a)	32,665	1,728,958

		5,489,701

		24,770,801

Consumer, Cyclical — 8.9%
Airlines — 0.5%
Alaska Air Group, Inc. (a)	929	68,291
American Airlines Group, Inc. (a)	3,197	166,340
Delta Air Lines, Inc. (a)	5,308	297,248
Southwest Airlines Co. (a)	4,497	294,329
United Continental Holdings, Inc. (a) (b)	2,161	145,651

		971,859

Apparel — 0.6%
Hanesbrands, Inc. (a)	2,974	62,186
Michael Kors Holdings Ltd. (a) (b)	1,200	75,540
NIKE, Inc. Class B (a)	10,596	662,780
Ralph Lauren Corp. (a)	411	42,616
Under Armour, Inc. Class A (a) (b)	1,616	23,319
Under Armour, Inc. Class C (a) (b)	1,787	23,803
VF Corp. (a)	2,682	198,468

		1,088,712

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.5%
Ford Motor Co. (a)	31,344	$391,487
General Motors Co. (a)	10,146	415,885
PACCAR, Inc. (a)	2,831	201,227

		1,008,599

Auto Parts & Equipment — 0.2%
Aptiv PLC (a)	2,072	175,768
BorgWarner, Inc. (a)	1,559	79,649
Delphi Technologies PLC (a) (b)	756	39,668
The Goodyear Tire & Rubber Co. (a)	2,062	66,623

		361,708

Distribution & Wholesale — 0.2%
Fastenal Co. (a)	2,306	126,115
LKQ Corp. (a) (b)	2,625	106,759
W.W. Grainger, Inc. (a)	406	95,917

		328,791

Home Builders — 0.2%
D.R. Horton, Inc. (a)	2,825	144,273
Lennar Corp. Class A (a)	1,496	94,607
PulteGroup, Inc. (a)	2,438	81,063

		319,943

Home Furnishing — 0.1%
Leggett & Platt, Inc. (a)	967	46,155
Whirlpool Corp. (a)	585	98,654

		144,809

Housewares — 0.1%
Newell Brands, Inc. (a)	3,972	122,735

Leisure Time — 0.3%
Carnival Corp. (a)	3,361	223,070
Harley-Davidson, Inc. (a)	1,334	67,874
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,524	81,153
Royal Caribbean Cruises Ltd. (a)	1,409	168,065

		540,162

Lodging — 0.4%
Hilton Worldwide Holdings, Inc. (a)	1,608	128,415
Marriott International, Inc. Class A (a)	2,395	325,073
MGM Resorts International (a)	4,064	135,697
Wyndham Worldwide Corp. (a)	837	96,983
Wynn Resorts Ltd. (a)	650	109,584

		795,752

Retail — 5.6%
Advance Auto Parts, Inc. (a)	623	62,107
AutoZone, Inc. (a) (b)	225	160,058
Best Buy Co., Inc. (a)	1,971	134,954
CarMax, Inc. (a) (b)	1,488	95,425
Chipotle Mexican Grill, Inc. (a) (b)	190	54,916
Costco Wholesale Corp. (a)	3,541	659,051

	Number of Shares	Value
CVS Health Corp. (a)	8,020	$581,450
Darden Restaurants, Inc. (a)	1,057	101,493
Dollar General Corp. (a)	2,121	197,274
Dollar Tree, Inc. (a) (b)	1,872	200,884
Foot Locker, Inc. (a)	994	46,599
The Gap, Inc. (a)	1,661	56,574
Genuine Parts Co. (a)	1,135	107,836
The Home Depot, Inc. (a)	9,344	1,770,968
Kohl’s Corp. (a)	1,471	79,772
L Brands, Inc. (a)	2,034	122,488
Lowe’s Cos., Inc. (a)	6,564	610,058
Macy’s, Inc. (a)	2,426	61,111
McDonald’s Corp. (a)	6,393	1,100,363
Nordstrom, Inc. (a)	995	47,143
O’Reilly Automotive, Inc. (a) (b)	702	168,859
PVH Corp. (a)	632	86,717
Ross Stores, Inc. (a)	3,159	253,510
Signet Jewelers Ltd. (a)	459	25,957
Starbucks Corp. (a)	11,333	650,854
Tapestry, Inc. (a)	2,258	99,871
Target Corp. (a)	4,191	273,463
Tiffany & Co. (a)	814	84,615
The TJX Cos., Inc. (a)	4,961	379,318
Tractor Supply Co. (a)	1,033	77,217
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	465	104,002
Wal-Mart Stores, Inc. (a)	11,881	1,173,249
Walgreens Boots Alliance, Inc. (a)	6,998	508,195
Yum! Brands, Inc. (a)	2,614	213,329

		10,349,680

Textiles — 0.1%
Mohawk Industries, Inc. (a) (b)	501	138,226

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	961	87,345
Mattel, Inc. (a)	3,075	47,294

		134,639

		16,305,615

Consumer, Non-cyclical — 21.6%
Agriculture — 1.4%
Altria Group, Inc. (a)	15,222	1,087,003
Archer-Daniels-Midland Co. (a)	4,636	185,811
Philip Morris International, Inc. (a)	12,417	1,311,856

		2,584,670

Beverages — 2.0%
Brown-Forman Corp. Class B (a)	1,590	109,185
The Coca-Cola Co. (a)	30,769	1,411,682
Constellation Brands, Inc. Class A (a)	1,358	310,398
Dr. Pepper Snapple Group, Inc. (a)	1,487	144,328
Molson Coors Brewing Co. Class B (a)	1,456	119,494

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Monster Beverage Corp. (a) (b)	3,385	$214,237
PepsiCo, Inc. (a)	11,425	1,370,086

		3,679,410

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc. (a) (b)	1,830	218,850
Amgen, Inc. (a)	5,772	1,003,751
Biogen, Inc. (a) (b)	1,713	545,710
Celgene Corp. (a) (b)	6,339	661,538
Gilead Sciences, Inc. (a)	10,382	743,766
Illumina, Inc. (a) (b)	1,198	261,751
Incyte Corp. (a) (b)	1,397	132,310
Regeneron Pharmaceuticals, Inc. (a) (b)	635	238,735
Vertex Pharmaceuticals, Inc. (a) (b)	2,042	306,014

		4,112,425

Commercial Services — 1.7%
Automatic Data Processing, Inc. (a)	3,598	421,650
Cintas Corp. (a)	707	110,172
Ecolab, Inc. (a)	2,003	268,762
Equifax, Inc. (a)	966	113,911
Gartner, Inc. (a) (b)	725	89,284
Global Payments, Inc. (a)	1,254	125,701
H&R Block, Inc. (a)	1,881	49,320
IHS Markit Ltd. (a) (b)	2,944	132,922
Moody’s Corp. (a)	1,365	201,488
Nielsen Holdings PLC (a)	2,718	98,935
PayPal Holdings, Inc. (a) (b)	9,162	674,506
Quanta Services, Inc. (a) (b)	1,344	52,564
Robert Half International, Inc. (a)	1,002	55,651
S&P Global, Inc. (a)	2,071	350,827
Total System Services, Inc. (a)	1,371	108,432
United Rentals, Inc. (a) (b)	677	116,383
Verisk Analytics, Inc. (a) (b)	1,151	110,496
The Western Union Co. (a)	3,614	68,702

		3,149,706

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co. (a)	6,922	522,265
Coty, Inc. Class A (a)	4,013	79,819
The Estee Lauder Cos., Inc. Class A (a)	1,839	233,994
The Procter & Gamble Co. (a)	20,461	1,879,957

		2,716,035

Foods — 1.3%
Campbell Soup Co. (a)	1,341	64,516
Conagra Brands, Inc. (a)	3,361	126,609
General Mills, Inc. (a)	4,260	252,575
The Hershey Co. (a)	1,140	129,401
Hormel Foods Corp. (a)	2,185	79,512
The J.M. Smucker Co. (a)	955	118,649
Kellogg Co. (a)	1,989	135,212
The Kraft Heinz Co. (a)	4,788	372,315

	Number of Shares	Value
The Kroger Co. (a)	7,342	$201,538
McCormick & Co., Inc. (a)	992	101,095
Mondelez International, Inc. Class A (a)	12,152	520,106
Sysco Corp. (a)	3,714	225,551
Tyson Foods, Inc. Class A (a)	2,384	193,271

		2,520,350

Health Care – Products — 3.1%
Abbott Laboratories (a)	14,088	804,002
Align Technology, Inc. (a) (b)	581	129,092
Baxter International, Inc. (a)	3,881	250,868
Becton, Dickinson & Co. (a)	2,132	456,397
Boston Scientific Corp. (a) (b)	11,299	280,102
The Cooper Cos., Inc. (a)	401	87,370
Danaher Corp. (a)	4,953	459,737
DENTSPLY SIRONA, Inc. (a)	1,872	123,234
Edwards Lifesciences Corp. (a) (b)	1,693	190,818
Henry Schein, Inc. (a) (b)	1,262	88,189
Hologic, Inc. (a) (b)	2,239	95,717
IDEXX Laboratories, Inc. (a) (b)	725	113,376
Intuitive Surgical, Inc. (a) (b)	869	317,133
Medtronic PLC (a)	10,750	868,063
Patterson Cos., Inc. (a)	663	23,954
ResMed, Inc. (a)	1,171	99,172
Stryker Corp. (a)	2,536	392,674
Thermo Fisher Scientific, Inc. (a)	3,242	615,591
Varian Medical Systems, Inc. (a) (b)	743	82,584
Zimmer Biomet Holdings, Inc. (a)	1,666	201,036

		5,679,109

Health Care – Services — 2.3%
Aetna, Inc. (a)	2,602	469,375
Anthem, Inc. (a)	2,058	463,071
Centene Corp. (a) (b)	1,416	142,846
Cigna Corp. (a)	1,970	400,087
DaVita, Inc. (a) (b)	1,224	88,434
Envision Healthcare Corp. (a) (b)	1,006	34,767
HCA Healthcare, Inc. (a) (b)	2,329	204,579
Humana, Inc. (a)	1,132	280,815
IQVIA Holdings, Inc. (a) (b)	1,184	115,914
Laboratory Corp. of America Holdings (a) (b)	802	127,927
Quest Diagnostics, Inc. (a)	1,080	106,369
UnitedHealth Group, Inc. (a)	7,789	1,717,163
Universal Health Services, Inc. Class B (a)	680	77,078

		4,228,425

Household Products & Wares — 0.4%
Avery Dennison Corp. (a)	729	83,733
Church & Dwight Co., Inc. (a)	1,910	95,825
The Clorox Co. (a)	1,034	153,797
Kimberly-Clark Corp. (a)	2,840	342,674

		676,029

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.7%
AbbVie, Inc. (a)	12,729	$1,231,022
Allergan PLC (a)	2,704	442,320
AmerisourceBergen Corp. (a)	1,303	119,641
Bristol-Myers Squibb Co. (a)	13,034	798,723
Cardinal Health, Inc. (a)	2,527	154,829
Eli Lilly & Co. (a)	7,860	663,856
Express Scripts Holding Co. (a) (b)	4,481	334,462
Johnson & Johnson (a)	21,544	3,010,128
McKesson Corp. (a)	1,639	255,602
Merck & Co., Inc. (a)	21,828	1,228,262
Mylan NV (a) (b)	4,392	185,826
Perrigo Co. PLC (a)	1,077	93,871
Pfizer, Inc. (a)	47,712	1,728,129
Zoetis, Inc. (a)	3,827	275,697

		10,522,368

		39,868,527

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp. (a)	2,549	67,523

Energy — 6.0%
Oil & Gas — 4.9%
Anadarko Petroleum Corp. (a)	4,479	240,254
Andeavor (a)	1,150	131,491
Apache Corp. (a)	3,092	130,544
Cabot Oil & Gas Corp. (a)	3,885	111,111
Chesapeake Energy Corp. (a) (b)	7,048	27,910
Chevron Corp. (a)	15,179	1,900,259
Cimarex Energy Co. (a)	769	93,826
Concho Resources, Inc. (a) (b)	1,230	184,771
ConocoPhillips (a)	9,421	517,119
Devon Energy Corp. (a)	4,253	176,074
EOG Resources, Inc. (a)	4,513	486,998
EQT Corp. (a)	1,897	107,977
Exxon Mobil Corp. (a)	33,928	2,837,738
Helmerich & Payne, Inc. (a)	913	59,016
Hess Corp. (a)	2,120	100,636
Marathon Oil Corp. (a)	6,864	116,208
Marathon Petroleum Corp. (a)	3,815	251,714
Newfield Exploration Co. (a) (b)	1,681	53,002
Noble Energy, Inc. (a)	4,058	118,250
Occidental Petroleum Corp. (a)	6,172	454,630
Phillips 66 (a)	3,450	348,967
Pioneer Natural Resources Co. (a)	1,394	240,953
Range Resources Corp. (a)	1,772	30,230
Valero Energy Corp. (a)	3,550	326,280

		9,045,958

Oil & Gas Services — 0.8%
Baker Hughes a GE Co. (a)	3,407	107,797
Halliburton Co. (a)	7,027	343,410
National Oilwell Varco, Inc. (a)	2,764	99,559

	Number of Shares	Value
Schlumberger Ltd. (a)	11,232	$756,925
TechnipFMC PLC (a)	3,472	108,708

		1,416,399

Pipelines — 0.3%
Kinder Morgan, Inc. (a)	15,498	280,049
ONEOK, Inc. (a)	3,131	167,352
The Williams Cos., Inc. (a)	6,791	207,057

		654,458

		11,116,815

Financial — 18.8%
Banks — 7.9%
Bank of America Corp. (a)	77,811	2,296,981
The Bank of New York Mellon Corp. (a)	8,341	449,246
BB&T Corp. (a)	6,165	306,524
Capital One Financial Corp. (a)	3,831	381,491
Citigroup, Inc. (a)	21,235	1,580,096
Citizens Financial Group, Inc. (a)	4,051	170,061
Comerica, Inc. (a)	1,384	120,145
Fifth Third Bancorp (a)	5,434	164,868
The Goldman Sachs Group, Inc. (a)	2,795	712,054
Huntington Bancshares, Inc. (a)	8,743	127,298
JP Morgan Chase & Co. (a)	27,865	2,979,883
KeyCorp (a)	8,796	177,415
M&T Bank Corp. (a)	1,152	196,981
Morgan Stanley (a)	11,086	581,682
Northern Trust Corp. (a)	1,735	173,309
The PNC Financial Services Group, Inc. (a)	3,890	561,288
Regions Financial Corp. (a)	9,541	164,869
State Street Corp. (a)	2,925	285,509
SunTrust Banks, Inc. (a)	3,711	239,694
US Bancorp (a)	12,595	674,840
Wells Fargo & Co. (a)	35,554	2,157,061
Zions Bancorp (a)	1,567	79,651

		14,580,946

Diversified Financial Services — 3.7%
Affiliated Managers Group, Inc. (a)	443	90,926
Alliance Data Systems Corp. (a)	373	94,548
American Express Co. (a)	5,707	566,762
Ameriprise Financial, Inc. (a)	1,231	208,618
BlackRock, Inc. (a)	985	506,004
Cboe Global Markets, Inc. (a)	888	110,636
The Charles Schwab Corp. (a)	9,646	495,515
CME Group, Inc. (a)	2,744	400,761
Discover Financial Services (a)	2,819	216,837
E*TRADE Financial Corp. (a) (b)	2,153	106,724
Franklin Resources, Inc. (a)	2,621	113,568
Intercontinental Exchange, Inc. (a)	4,609	325,211
Invesco Ltd. (a)	3,209	117,257
Mastercard, Inc. Class A (a)	7,429	1,124,453

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nasdaq, Inc. (a)	989	$75,985
Navient Corp. (a)	2,663	35,471
Raymond James Financial, Inc. (a)	1,032	92,158
Synchrony Financial (a)	5,759	222,355
T. Rowe Price Group, Inc. (a)	1,961	205,768
Visa, Inc. Class A (a)	14,508	1,654,202

		6,763,759

Insurance — 4.3%
Aflac, Inc. (a)	3,305	290,113
The Allstate Corp. (a)	2,774	290,466
American International Group, Inc. (a)	7,062	420,754
Aon PLC (a)	2,051	274,834
Arthur J Gallagher & Co. (a)	1,492	94,414
Assurant, Inc. (a)	459	46,286
Berkshire Hathaway, Inc. Class B (a) (b)	15,451	3,062,697
Brighthouse Financial, Inc. (a) (b)	849	49,785
Chubb Ltd. (a)	3,756	548,864
Cincinnati Financial Corp. (a)	1,225	91,838
Everest Re Group Ltd. (a)	314	69,476
The Hartford Financial Services Group, Inc. (a)	2,605	146,609
Lincoln National Corp. (a)	1,825	140,288
Loews Corp. (a)	1,886	94,357
Marsh & McLennan Cos., Inc. (a)	4,128	335,978
MetLife, Inc. (a)	8,616	435,625
Principal Financial Group, Inc. (a)	2,161	152,480
The Progressive Corp. (a)	4,781	269,266
Prudential Financial, Inc. (a)	3,434	394,841
Torchmark Corp. (a)	812	73,656
The Travelers Cos., Inc. (a)	2,224	301,663
Unum Group (a)	1,794	98,473
Willis Towers Watson PLC (a)	1,112	167,567
XL Group Ltd. (a)	2,136	75,102

		7,925,432

Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	2,406	104,204

Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc. (a)	801	104,603
American Tower Corp. (a)	3,471	495,208
Apartment Investment & Management Co. Class A (a)	1,362	59,533
AvalonBay Communities, Inc. (a)	1,104	196,965
Boston Properties, Inc. (a)	1,251	162,667
Crown Castle International Corp. (a)	3,337	370,440
Digital Realty Trust, Inc. (a)	1,690	192,491
Duke Realty Corp. (a)	2,766	75,263
Equinix, Inc. (a)	608	275,558
Equity Residential (a)	2,987	190,481
Essex Property Trust, Inc. (a)	538	129,857
Extra Space Storage, Inc. (a)	1,011	88,412
Federal Realty Investment Trust (a)	618	82,077

	Number of Shares	Value
GGP, Inc. (a)	4,979	$116,459
HCP, Inc. (a)	3,863	100,747
Host Hotels & Resorts, Inc. (a)	6,006	119,219
Iron Mountain, Inc. (a)	2,212	83,459
Kimco Realty Corp. (a)	3,267	59,296
The Macerich Co. (a)	680	44,662
Mid-America Apartment Communities, Inc. (a)	888	89,297
Prologis, Inc. (a)	4,109	265,072
Public Storage (a)	1,230	257,070
Realty Income Corp. (a)	2,250	128,295
Regency Centers Corp. (a)	1,155	79,903
SBA Communications Corp. (a) (b)	957	156,335
Simon Property Group, Inc. (a)	2,501	429,522
SL Green Realty Corp. (a)	783	79,028
UDR, Inc. (a)	1,703	65,600
Ventas, Inc. (a)	2,847	170,848
Vornado Realty Trust (a)	1,452	113,517
Welltower, Inc. (a)	3,036	193,606
Weyerhaeuser Co. (a)	6,205	218,788

		5,194,278

Savings & Loans — 0.0%
People’s United Financial, Inc. (a)	2,973	55,595

		34,624,214

Industrial — 10.0%
Aerospace & Defense — 2.5%
Arconic, Inc. (a)	3,130	85,293
The Boeing Co. (a)	4,512	1,330,634
General Dynamics Corp. (a)	2,192	445,962
Harris Corp. (a)	952	134,851
L3 Technologies, Inc. (a)	618	122,271
Lockheed Martin Corp. (a)	1,984	636,963
Northrop Grumman Corp. (a)	1,403	430,595
Raytheon Co. (a)	2,345	440,508
Rockwell Collins, Inc. (a)	1,361	184,579
TransDigm Group, Inc. (a)	394	108,200
United Technologies Corp. (a)	5,903	753,046

		4,672,902

Building Materials — 0.4%
Fortune Brands Home & Security, Inc. (a)	1,174	80,349
Johnson Controls International PLC (a)	7,213	274,887
Martin Marietta Materials, Inc. (a)	514	113,614
Masco Corp. (a)	2,537	111,476
Vulcan Materials Co. (a)	1,089	139,795

		720,121

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc. (a)	370	65,120
AMETEK, Inc. (a)	1,827	132,403
Emerson Electric Co. (a)	5,155	359,252

		556,775

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 1.3%
Agilent Technologies, Inc. (a)	2,600	$174,122
Allegion PLC (a)	810	64,444
Amphenol Corp. Class A (a)	2,430	213,354
Corning, Inc. (a)	6,659	213,021
FLIR Systems, Inc. (a)	1,108	51,655
Fortive Corp. (a)	2,477	179,211
Garmin Ltd. (a)	965	57,485
Honeywell International, Inc. (a)	6,084	933,042
Mettler-Toledo International, Inc. (a) (b)	189	117,089
PerkinElmer, Inc. (a)	920	67,270
TE Connectivity Ltd. (a)	2,722	258,699
Waters Corp. (a) (b)	650	125,574

		2,454,966

Engineering & Construction — 0.1%
Fluor Corp. (a)	1,022	52,786
Jacobs Engineering Group, Inc. (a)	1,015	66,950

		119,736

Environmental Controls — 0.2%
Republic Services, Inc. (a)	1,662	112,368
Stericycle, Inc. (a) (b)	712	48,409
Waste Management, Inc. (a)	3,243	279,871

		440,648

Hand & Machine Tools — 0.2%
Snap-on, Inc. (a)	442	77,041
Stanley Black & Decker, Inc. (a)	1,247	211,603

		288,644

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc. (a)	4,783	753,705

Machinery – Diversified — 0.6%
Cummins, Inc. (a)	1,283	226,629
Deere & Co. (a)	2,532	396,283
Flowserve Corp. (a)	1,113	46,891
Rockwell Automation, Inc. (a)	1,052	206,560
Roper Technologies, Inc. (a)	827	214,193
Xylem, Inc. (a)	1,448	98,754

		1,189,310

Miscellaneous – Manufacturing — 2.1%
3M Co. (a)	4,769	1,122,480
A.O. Smith Corp. (a)	1,181	72,372
Dover Corp. (a)	1,245	125,733
Eaton Corp. PLC (a)	3,425	270,609
General Electric Co. (a)	69,010	1,204,224
Illinois Tool Works, Inc. (a)	2,500	417,125
Ingersoll-Rand PLC (a)	2,030	181,056
Parker-Hannifin Corp. (a)	1,068	213,151
Pentair PLC (a)	1,307	92,300
Textron, Inc. (a)	2,161	122,291

		3,821,341

	Number of Shares	Value
Packaging & Containers — 0.2%
Ball Corp. (a)	2,887	$109,273
Packaging Corp. of America (a)	787	94,873
Sealed Air Corp. (a)	1,481	73,013
WestRock Co. (a)	2,001	126,483

		403,642

Transportation — 1.7%
C.H. Robinson Worldwide, Inc. (a)	990	88,199
CSX Corp. (a)	7,068	388,811
Expeditors International of Washington, Inc. (a)	1,436	92,895
FedEx Corp. (a)	1,987	495,836
J.B. Hunt Transport Services, Inc. (a)	653	75,082
Kansas City Southern (a)	910	95,750
Norfolk Southern Corp. (a)	2,263	327,909
Union Pacific Corp. (a)	6,294	844,025
United Parcel Service, Inc. Class B (a)	5,570	663,665

		3,072,172

		18,493,962

Technology — 15.1%
Computers — 5.6%
Accenture PLC Class A (a)	5,013	767,440
Apple, Inc. (a)	41,151	6,963,984
Cognizant Technology Solutions Corp. Class A (a)	4,780	339,476
CSRA, Inc. (a)	1,196	35,784
DXC Technology Co. (a)	2,346	222,635
Hewlett Packard Enterprise Co. (a)	12,514	179,701
HP, Inc. (a)	13,785	289,623
International Business Machines Corp. (a)	6,883	1,055,990
NetApp, Inc. (a)	2,266	125,355
Seagate Technology PLC (a)	2,367	99,035
Western Digital Corp. (a)	2,430	193,258

		10,272,281

Office & Business Equipment — 0.0%
Xerox Corp. (a)	1,879	54,773

Semiconductors — 3.9%
Advanced Micro Devices, Inc. (a) (b)	6,954	71,487
Analog Devices, Inc. (a)	2,998	266,912
Applied Materials, Inc. (a)	8,440	431,453
Broadcom Ltd. (a)	3,230	829,787
Intel Corp. (a)	37,487	1,730,400
KLA-Tencor Corp. (a)	1,260	132,388
Lam Research Corp. (a)	1,276	234,873
Microchip Technology, Inc. (a)	1,904	167,324
Micron Technology, Inc. (a) (b)	8,990	369,669
NVIDIA Corp. (a)	4,863	940,990
Qorvo, Inc. (a) (b)	1,124	74,858
QUALCOMM, Inc. (a)	11,763	753,067

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Skyworks Solutions, Inc. (a)	1,505	$142,900
Texas Instruments, Inc. (a)	7,995	834,998
Xilinx, Inc. (a)	2,056	138,616

		7,119,722

Software — 5.6%
Activision Blizzard, Inc. (a)	5,967	377,830
Adobe Systems, Inc. (a) (b)	3,986	698,507
Akamai Technologies, Inc. (a) (b)	1,357	88,259
ANSYS, Inc. (a) (b)	669	98,738
Autodesk, Inc. (a) (b)	1,755	183,977
CA, Inc. (a)	2,689	89,490
Cadence Design Systems, Inc. (a) (b)	2,199	91,962
Cerner Corp. (a) (b)	2,609	175,821
Citrix Systems, Inc. (a) (b)	1,063	93,544
Electronic Arts, Inc. (a) (b)	2,420	254,245
Fidelity National Information Services, Inc. (a)	2,598	244,446
Fiserv, Inc. (a) (b)	1,618	212,168
Intuit, Inc. (a)	2,004	316,191
Microsoft Corp. (a)	61,848	5,290,478
Oracle Corp. (a)	24,511	1,158,880
Paychex, Inc. (a)	2,641	179,799
Red Hat, Inc. (a) (b)	1,344	161,414
salesforce.com, Inc. (a) (b)	5,534	565,741
Synopsys, Inc. (a) (b)	1,209	103,055

		10,384,545

		27,831,321

Utilities — 2.9%
Electric — 2.7%
AES Corp. (a)	5,869	63,561
Alliant Energy Corp. (a)	1,733	73,843
Ameren Corp. (a)	1,885	111,196
American Electric Power Co., Inc. (a)	3,961	291,411
CenterPoint Energy, Inc. (a)	2,934	83,208
CMS Energy Corp. (a)	2,412	114,088
Consolidated Edison, Inc. (a)	2,498	212,205
Dominion Energy, Inc. (a)	5,198	421,350
DTE Energy Co. (a)	1,392	152,368
Duke Energy Corp. (a)	5,791	487,081
Edison International (a)	2,664	168,471
Entergy Corp. (a)	1,411	114,841
Eversource Energy (a)	2,514	158,835
Exelon Corp. (a)	7,762	305,900
FirstEnergy Corp. (a)	3,630	111,151
NextEra Energy, Inc. (a)	3,803	593,991
NRG Energy, Inc. (a)	2,433	69,292
PG&E Corp. (a)	3,904	175,016
Pinnacle West Capital Corp. (a)	653	55,623
PPL Corp. (a)	5,601	173,351
Public Service Enterprise Group, Inc. (a)	4,041	208,111
SCANA Corp. (a)	1,266	50,361

	Number of Shares	Value
The Southern Co. (a)	8,117	$390,347
WEC Energy Group, Inc. (a)	2,453	162,953
Xcel Energy, Inc. (a)	4,092	196,866

		4,945,420

Gas — 0.1%
NiSource, Inc. (a)	2,737	70,259
Sempra Energy (a)	2,056	219,827

		290,086

Water — 0.1%
American Water Works Co., Inc. (a)	1,417	129,642

		5,365,148

TOTAL COMMON STOCK (Cost $129,962,595)		182,940,399

TOTAL EQUITIES (Cost $129,962,595)		182,940,399

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. (c) (d) 5.000% 8/01/49	$359,000	-

TOTAL CORPORATE DEBT (Cost $0)		-

TOTAL BONDS & NOTES (Cost $0)		-

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $817,165)		290,725

TOTAL LONG-TERM INVESTMENTS (Cost $130,779,760)		183,231,124

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (e)	$4,573,145	$4,573,145

TOTAL SHORT-TERM INVESTMENTS (Cost $4,573,145)		4,573,145

TOTAL INVESTMENTS — 101.8% (Cost $135,352,905) (f)		187,804,269

Other Assets/(Liabilities) — (1.8)%		(3,368,944)

NET ASSETS — 100.0%		$184,435,325

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
(a)	All or a portion of these securities are pledged/held as collateral for written options. (Note 2).
(b)	Non-income producing security.
(c)	Investment was valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $0 or 0.00% of net assets.
(e)	Maturity value of $4,573,419. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $4,667,345.
(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) The Fund had the following open Purchased Options contracts at December 31, 2017:

Purchased Options

	Units	Notional Amount		Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
	114	USD	27,075,000	1/19/18	S&P 500 Index, Strike 2,375	$118,845	$17,100	$(101,745)

	81	USD	19,440,000	1/19/18	S&P 500 Index, Strike 2,400	86,873	13,365	(73,508)

	67	USD	15,577,500	2/16/18	S&P 500 Index, Strike 2,325	78,223	20,100	(58,123)

	78	USD	18,330,000	2/16/18	S&P 500 Index, Strike 2,350	128,895	22,230	(106,665)

	97	USD	23,037,500	2/16/18	S&P 500 Index, Strike 2,375	113,248	33,465	(79,783)

	79	USD	18,960,000	2/16/18	S&P 500 Index, Strike 2,400	83,937	32,390	(51,547)

	85	USD	20,400,000	3/16/18	S&P 500 Index, Strike 2,400	107,312	73,100	(34,212)

	81	USD	19,642,500	3/16/18	S&P 500 Index, Strike 2,425	99,832	78,975	(20,857)

						$817,165	$290,725	$(526,440)

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

The Fund had the following open Written Options contracts at December 31, 2017:

Written Options

	Units	Notional Amount		Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
	76	USD	20,140,000	1/05/18	S&P 500 Index, Strike 2,650	$159,410	$197,220	$(37,810)

	77	USD	20,020,000	1/19/18	S&P 500 Index, Strike 2,600	237,507	616,770	(379,263)

	75	USD	19,875,000	1/19/18	S&P 500 Index, Strike 2,650	329,813	262,500	67,313

	76	USD	20,520,000	1/26/18	S&P 500 Index, Strike 2,700	113,810	67,640	46,170

	77	USD	20,020,000	2/16/18	S&P 500 Index, Strike 2,600	415,607	751,135	(335,528)

	80	USD	21,000,000	2/16/18	S&P 500 Index, Strike 2,625	439,800	617,600	(177,800)

	71	USD	18,815,000	2/16/18	S&P 500 Index, Strike 2,650	326,422	332,635	(6,213)

	72	USD	19,260,000	2/16/18	S&P 500 Index, Strike 2,675	259,020	259,128	(108)

	78	USD	21,060,000	3/16/18	S&P 500 Index, Strike 2,700	350,805	228,150	122,655

						$2,632,194	$3,332,778	$(700,584)

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 95.6%

COMMON STOCK — 94.9%
Basic Materials — 3.7%
Chemicals — 3.1%
Air Products & Chemicals, Inc.	32,000	$5,250,560
Ashland Global Holdings, Inc.	25,000	1,780,000
RPM International, Inc.	64,000	3,354,880
Valvoline, Inc.	175,000	4,385,500

		14,770,940

Mining — 0.6%
Franco-Nevada Corp.	32,000	2,558,400

		17,329,340

Communications — 4.0%
Internet — 3.4%
Dropbox, Inc. Class B (a) (b) (c)	9,011	119,126
Expedia, Inc.	20,000	2,395,400
IAC/InterActiveCorp (b)	32,000	3,912,960
Match Group, Inc. (b) (d)	39,000	1,221,090
Shopify, Inc. Class A (b)	9,000	909,000
Symantec Corp.	95,000	2,665,700
TripAdvisor, Inc. (b) (d)	36,000	1,240,560
VeriSign, Inc. (b) (d)	24,000	2,746,560
Zillow Group, Inc. Class A (b)	8,000	325,920
Zillow Group, Inc. Class C (b) (d)	8,000	327,360

		15,863,676

Telecommunications — 0.6%
Maxar Technologies Ltd.	12,793	822,846
Maxar Technologies Ltd.	32,000	2,060,016

		2,882,862

		18,746,538

Consumer, Cyclical — 15.4%
Airlines — 0.6%
United Continental Holdings, Inc. (b)	40,000	2,696,000

Auto Manufacturers — 0.4%
Ferrari NV	16,000	1,677,440

Distribution & Wholesale — 0.8%
HD Supply Holdings, Inc. (b)	95,000	3,802,850

Entertainment — 0.6%
Vail Resorts, Inc.	14,000	2,974,580

Food Services — 0.7%
Aramark	77,000	3,290,980

Leisure Time — 1.9%
Norwegian Cruise Line Holdings Ltd. (b)	135,000	7,188,750
Royal Caribbean Cruises Ltd.	16,000	1,908,480

		9,097,230

	Number of Shares	Value
Lodging — 2.3%
Marriott International, Inc. Class A	51,000	$6,922,230
MGM Resorts International	114,000	3,806,460

		10,728,690

Retail — 8.1%
Burlington Stores, Inc. (b)	24,000	2,952,720
CarMax, Inc. (b)	52,000	3,334,760
Casey’s General Stores, Inc. (d)	25,000	2,798,500
Dollar General Corp.	87,000	8,091,870
Dunkin’ Brands Group, Inc.	42,000	2,707,740
L Brands, Inc.	20,000	1,204,400
The Michaels Cos., Inc. (b)	79,000	1,911,010
O’Reilly Automotive, Inc. (b)	16,000	3,848,640
PVH Corp.	14,000	1,920,940
Tapestry, Inc.	182,000	8,049,860
Ulta Salon Cosmetics & Fragrance, Inc. (b)	8,000	1,789,280

		38,609,720

		72,877,490

Consumer, Non-cyclical — 27.1%
Biotechnology — 2.5%
Alnylam Pharmaceuticals, Inc. (b)	28,000	3,557,400
Bioverativ, Inc. (b)	20,000	1,078,400
Illumina, Inc. (b)	12,000	2,621,880
Incyte Corp. (b)	17,456	1,653,258
Sage Therapeutics, Inc. (b)	150	24,706
Seattle Genetics, Inc. (b)	20,000	1,070,000
Vertex Pharmaceuticals, Inc. (b)	12,000	1,798,320

		11,803,964

Commercial Services — 9.2%
CoreLogic, Inc. (b)	80,000	3,696,800
CoStar Group, Inc. (b)	8,200	2,434,990
Equifax, Inc.	24,000	2,830,080
FleetCor Technologies, Inc. (b)	16,000	3,078,880
Gartner, Inc. (b)	16,000	1,970,400
Global Payments, Inc.	51,000	5,112,240
IHS Markit Ltd. (b)	71,000	3,205,650
KAR Auction Services, Inc.	64,000	3,232,640
MarketAxess Holdings, Inc.	6,967	1,405,592
ServiceMaster Global Holdings, Inc. (b)	39,472	2,023,730
TransUnion (b)	66,000	3,627,360
Vantiv, Inc. Class A (b) (d)	79,000	5,810,450
Verisk Analytics, Inc. (b)	49,000	4,704,000
WeWork Companies, Inc. Class A (a) (b) (c)	8,764	401,829

		43,534,641

Foods — 1.5%
Conagra Brands, Inc.	55,000	2,071,850
Sprouts Farmers Market, Inc. (b)	95,000	2,313,250
TreeHouse Foods, Inc. (b)	56,000	2,769,760

		7,154,860

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 8.6%
Bruker Corp.	154,500	$5,302,440
The Cooper Cos., Inc.	32,000	6,972,160
DENTSPLY SIRONA, Inc.	43,000	2,830,690
Henry Schein, Inc. (b)	40,000	2,795,200
Hologic, Inc. (b)	190,000	8,122,500
IDEXX Laboratories, Inc. (b)	5,000	781,900
Intuitive Surgical, Inc. (b)	3,000	1,094,820
Teleflex, Inc.	44,000	10,948,080
West Pharmaceutical Services, Inc.	23,000	2,269,410

		41,117,200

Health Care – Services — 2.4%
Acadia Healthcare Co., Inc. (b) (d)	44,000	1,435,720
Envision Healthcare Corp. (b)	111,000	3,836,160
IQVIA Holdings, Inc. (b)	28,000	2,741,200
MEDNAX, Inc. (b)	63,000	3,366,720

		11,379,800

Pharmaceuticals — 2.9%
Alkermes PLC (b)	87,000	4,761,510
Catalent, Inc. (b)	95,000	3,902,600
DexCom, Inc. (b) (d)	28,000	1,606,920
TESARO, Inc. (b) (d)	6,000	497,220
Zoetis, Inc.	40,000	2,881,600

		13,649,850

		128,640,315

Energy — 1.4%
Oil & Gas — 1.4%
ARC Resources Ltd. (d)	79,000	927,009
Centennial Resource Development, Inc. (b) (c)	36,204	716,839
Centennial Resource Development, Inc. Class A (b) (d)	36,796	728,561
Concho Resources, Inc. (b)	24,000	3,605,280
Venture Global LNG (a) (b) (c)	127	478,917

		6,456,606

Financial — 8.2%
Banks — 0.8%
Fifth Third Bancorp	79,000	2,396,860
Webster Financial Corp.	25,000	1,404,000

		3,800,860

Diversified Financial Services — 4.5%
Cboe Global Markets, Inc.	48,000	5,980,320
FNF Group	174,000	6,827,760
SLM Corp. (b)	151,000	1,706,300
TD Ameritrade Holding Corp.	131,000	6,698,030

		21,212,410

Insurance — 2.9%
The Progressive Corp.	119,000	6,702,080
Willis Towers Watson PLC	48,000	7,233,120

		13,935,200

		38,948,470

	Number of Shares	Value
Industrial — 20.7%
Aerospace & Defense — 1.7%
Harris Corp.	48,000	$6,799,200
Rockwell Collins, Inc.	8,000	1,084,960

		7,884,160

Building Materials — 0.5%
Martin Marietta Materials, Inc.	12,000	2,652,480

Electrical Components & Equipment — 0.4%
Acuity Brands, Inc. (d)	12,000	2,112,000

Electronics — 7.1%
Agilent Technologies, Inc.	111,000	7,433,670
Allegion PLC	48,000	3,818,880
Coherent, Inc. (b)	7,000	1,975,540
Corning, Inc.	16,000	511,840
Fortive Corp.	59,000	4,268,650
Keysight Technologies, Inc. (b)	158,000	6,572,800
National Instruments Corp.	32,000	1,332,160
Sensata Technologies Holding NV (b)	149,000	7,615,390

		33,528,930

Environmental Controls — 1.1%
Waste Connections, Inc.	72,000	5,107,680

Machinery – Construction & Mining — 0.3%
BWX Technologies, Inc.	26,423	1,598,327

Machinery – Diversified — 4.6%
Gardner Denver Holdings, Inc. (b)	54,000	1,832,220
IDEX Corp.	58,260	7,688,572
Roper Technologies, Inc.	32,000	8,288,000
Xylem, Inc.	60,000	4,092,000

		21,900,792

Miscellaneous – Manufacturing — 2.9%
Colfax Corp. (b)	74,719	2,960,367
Textron, Inc.	188,000	10,638,920

		13,599,287

Packaging & Containers — 1.2%
Ardagh Group SA	9,000	189,900
Ball Corp.	143,000	5,412,550

		5,602,450

Transportation — 0.9%
J.B. Hunt Transport Services, Inc.	11,000	1,264,780
Kansas City Southern	28,000	2,946,160

		4,210,940

		98,197,046

Technology — 14.4%
Computers — 0.6%
CSRA, Inc.	99,000	2,962,080

Semiconductors — 4.1%
KLA-Tencor Corp.	12,000	1,260,840
Marvell Technology Group Ltd.	170,000	3,649,900

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Microchip Technology, Inc.	95,000	$8,348,600
Microsemi Corp. (b)	28,000	1,446,200
Xilinx, Inc.	71,000	4,786,820

		19,492,360

Software — 9.7%
athenahealth, Inc. (b)	7,000	931,280
Atlassian Corp. PLC Class A (b)	58,000	2,640,160
Black Knight, Inc. (b)	71,000	3,134,650
CDK Global, Inc.	37,000	2,637,360
Electronic Arts, Inc. (b)	30,000	3,151,800
Fidelity National Information Services, Inc.	28,000	2,634,520
Fiserv, Inc. (b)	63,000	8,261,190
Guidewire Software, Inc. (b)	20,000	1,485,200
MSCI, Inc.	16,000	2,024,640
Red Hat, Inc. (b)	47,000	5,644,700
ServiceNow, Inc. (b)	8,000	1,043,120
Splunk, Inc. (b)	35,000	2,899,400
SS&C Technologies Holdings, Inc	63,000	2,550,240
Tableau Software, Inc. Class A (b)	29,000	2,006,800
Veeva Systems, Inc. Class A (b)	20,000	1,105,600
Workday, Inc. Class A (b)	37,000	3,764,380

		45,915,040

		68,369,480

TOTAL COMMON STOCK (Cost $306,622,761)		449,565,285

PREFERRED STOCK — 0.7%
Communications — 0.3%
Internet — 0.3%
Dropbox, Inc. Series A 1, Convertible (a) (b) (c)	54,965	726,637
Dropbox, Inc. Series A, Convertible (a) (b) (c)	11,190	147,932
Roofoods Ltd. Series F (a) (b) (c)	1,915	677,088

		1,551,657

Consumer, Non-cyclical — 0.4%
Commercial Services — 0.4%
WeWork Companies, Inc. Series D 1 (a) (b) (c)	22,197	1,017,732
WeWork Companies, Inc. Series D 2 (a) (b) (c)	17,440	799,624

		1,817,356

TOTAL PREFERRED STOCK (Cost $1,935,733)		3,369,013

TOTAL EQUITIES (Cost $308,558,494)		452,934,298

	Number of Shares	Value
MUTUAL FUNDS — 5.8%
Diversified Financial Services — 5.8%
State Street Navigator Securities Lending Prime Portfolio (e)	18,846,121	$18,846,121
T. Rowe Price Government Reserve Investment Fund	8,551,094	8,551,094

		27,397,215

TOTAL MUTUAL FUNDS (Cost $27,397,215)		27,397,215

TOTAL LONG-TERM INVESTMENTS (Cost $335,955,709)		480,331,513

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (f)	$12,502,566	12,502,566

Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	15,350	15,350

TOTAL SHORT-TERM INVESTMENTS (Cost $12,517,916)		12,517,916

TOTAL INVESTMENTS — 104.0% (Cost $348,473,625) (g)		492,849,429

Other Assets/(Liabilities) — (4.0)%		(19,037,761)

NET ASSETS — 100.0%		$473,811,668

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $5,085,724 or 1.07% of net assets.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $18,406,489 or 3.88% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $12,503,316. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $12,754,995.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 95.2%
Communications — 0.2%
Telecommunications — 0.2%
CenturyLink, Inc.	67,237	$1,121,513

Consumer, Cyclical — 5.4%
Auto Manufacturers — 1.5%
Honda Motor Co. Ltd. Sponsored ADR	144,533	4,925,684
PACCAR, Inc.	30,774	2,187,416

		7,113,100

Auto Parts & Equipment — 0.2%
Aptiv PLC	14,418	1,223,079

Home Builders — 0.7%
PulteGroup, Inc.	110,036	3,658,697

Retail — 3.0%
Advance Auto Parts, Inc.	53,645	5,347,870
MSC Industrial Direct Co., Inc. Class A	54,140	5,233,173
Target Corp.	59,733	3,897,578

		14,478,621

		26,473,497

Consumer, Non-cyclical — 20.4%
Beverages — 0.9%
Dr. Pepper Snapple Group, Inc.	46,515	4,514,746

Foods — 9.6%
Conagra Brands, Inc.	236,932	8,925,229
General Mills, Inc.	128,710	7,631,216
The J.M. Smucker Co.	34,122	4,239,317
Kellogg Co.	93,178	6,334,241
Mondelez International, Inc. Class A	182,475	7,809,930
Orkla ASA	484,663	5,137,878
Sysco Corp.	112,769	6,848,461

		46,926,272

Health Care – Products — 3.7%
Henry Schein, Inc. (a)	34,569	2,415,682
STERIS PLC	42,789	3,742,754
Zimmer Biomet Holdings, Inc.	99,790	12,041,659

		18,200,095

Health Care – Services — 3.0%
HCA Healthcare, Inc. (a)	59,388	5,216,642
LifePoint Health, Inc. (a)	111,461	5,550,758
Quest Diagnostics, Inc.	40,847	4,023,021

		14,790,421

Pharmaceuticals — 3.2%
Cardinal Health, Inc.	103,473	6,339,791
Express Scripts Holding Co. (a)	62,769	4,685,078

	Number of Shares	Value
McKesson Corp.	27,448	$4,280,515

		15,305,384

		99,736,918

Energy — 13.7%
Oil & Gas — 9.9%
Anadarko Petroleum Corp.	93,866	5,034,972
Cimarex Energy Co.	22,670	2,765,967
Devon Energy Corp.	110,934	4,592,667
EQT Corp.	113,863	6,481,082
Helmerich & Payne, Inc.	55,231	3,570,132
Imperial Oil Ltd.	260,829	8,140,272
Marathon Petroleum Corp.	61,717	4,072,088
Noble Energy, Inc.	227,035	6,615,800
Occidental Petroleum Corp.	95,016	6,998,878

		48,271,858

Oil & Gas Services — 3.3%
Baker Hughes a GE Co.	200,134	6,332,240
Halliburton Co.	63,327	3,094,791
National Oilwell Varco, Inc.	179,709	6,473,118

		15,900,149

Pipelines — 0.5%
Spectra Energy Partners LP (b)	67,734	2,678,202

		66,850,209

Financial — 25.8%
Banks — 10.4%
Bank of Hawaii Corp.	43,146	3,697,612
BB&T Corp.	167,906	8,348,286
Comerica, Inc.	15,577	1,352,239
Commerce Bancshares, Inc.	78,475	4,382,044
M&T Bank Corp.	36,548	6,249,343
Northern Trust Corp.	125,842	12,570,357
The PNC Financial Services Group, Inc.	23,755	3,427,609
SunTrust Banks, Inc.	63,888	4,126,526
UMB Financial Corp.	22,780	1,638,338
Westamerica Bancorp.	82,203	4,895,189

		50,687,543

Diversified Financial Services — 3.7%
Ameriprise Financial, Inc.	39,881	6,758,633
Invesco Ltd.	244,914	8,949,158
T. Rowe Price Group, Inc.	24,301	2,549,904

		18,257,695

Insurance — 5.5%
Aflac, Inc.	33,530	2,943,263
Arthur J Gallagher & Co.	50,884	3,219,939
Brown & Brown, Inc.	45,180	2,324,963
Chubb Ltd.	50,522	7,382,780
ProAssurance Corp.	36,284	2,073,631

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Reinsurance Group of America, Inc.	23,291	$3,631,766
Torchmark Corp.	18,742	1,700,087
The Travelers Cos., Inc.	10,003	1,356,807
Unum Group	36,928	2,026,978

		26,660,214

Real Estate Investment Trusts (REITS) — 5.4%
American Tower Corp.	31,938	4,556,594
Boston Properties, Inc.	21,863	2,842,846
Empire State Realty Trust, Inc. Class A	78,374	1,609,018
MGM Growth Properties LLC Class A	105,905	3,087,131
Piedmont Office Realty Trust, Inc. Class A	182,967	3,587,983
Weyerhaeuser Co.	305,328	10,765,865

		26,449,437

Savings & Loans — 0.8%
Capitol Federal Financial, Inc.	292,932	3,928,218

		125,983,107

Industrial — 19.0%
Building Materials — 2.6%
Johnson Controls International PLC	329,814	12,569,212

Electrical Components & Equipment — 3.0%
Emerson Electric Co.	99,638	6,943,772
Hubbell, Inc.	56,498	7,646,439

		14,590,211

Electronics — 2.4%
Keysight Technologies, Inc. (a)	140,254	5,834,566
Koninklijke Philips NV	22,820	863,313
TE Connectivity Ltd.	51,185	4,864,622

		11,562,501

Environmental Controls — 0.8%
Republic Services, Inc.	53,924	3,645,802

Machinery – Diversified — 0.7%
Cummins, Inc.	20,167	3,562,299

Miscellaneous – Manufacturing — 3.3%
Eaton Corp. PLC	59,284	4,684,029
Ingersoll-Rand PLC	51,169	4,563,763
Parker-Hannifin Corp.	7,041	1,405,243
Textron, Inc.	98,216	5,558,043

		16,211,078

Packaging & Containers — 4.7%
Bemis Co., Inc.	70,847	3,385,778
Graphic Packaging Holding Co.	408,568	6,312,376
Sonoco Products Co.	91,311	4,852,266
WestRock Co.	135,919	8,591,440

		23,141,860

	Number of Shares	Value
Transportation — 1.5%
Heartland Express, Inc.	208,507	$4,866,553
Norfolk Southern Corp.	18,416	2,668,479

		7,535,032

		92,817,995

Technology — 4.2%
Semiconductors — 4.2%
Applied Materials, Inc.	107,925	5,517,126
Lam Research Corp.	17,142	3,155,328
Maxim Integrated Products, Inc.	130,600	6,827,768
Teradyne, Inc.	114,334	4,787,165

		20,287,387

Utilities — 6.5%
Electric — 5.1%
Ameren Corp.	40,553	2,392,221
Edison International	56,562	3,576,981
Eversource Energy	35,217	2,225,010
NorthWestern Corp.	81,358	4,857,073
PG&E Corp.	29,363	1,316,343
Pinnacle West Capital Corp.	41,807	3,561,120
Xcel Energy, Inc.	148,398	7,139,428

		25,068,176

Gas — 1.4%
Atmos Energy Corp.	34,073	2,926,530
Spire, Inc.	48,181	3,620,802

		6,547,332

		31,615,508

TOTAL COMMON STOCK (Cost $399,853,903)		464,886,134

TOTAL EQUITIES (Cost $399,853,903)		464,886,134

MUTUAL FUNDS — 2.0%
Diversified Financial Services — 2.0%
iShares Russell Mid-Cap Value ETF	107,082	9,546,360

TOTAL MUTUAL FUNDS (Cost $9,112,406)		9,546,360

TOTAL LONG-TERM INVESTMENTS (Cost $408,966,309)		474,432,494

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (c)	$13,347,640	$13,347,640

TOTAL SHORT-TERM INVESTMENTS (Cost $13,347,640)		13,347,640

TOTAL INVESTMENTS — 99.9% (Cost $422,313,949) (d)		487,780,134

Other Assets/(Liabilities) — 0.1%		544,703

NET ASSETS — 100.0%		$488,324,837

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)	Maturity value of $13,348,440. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $13,619,126.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Forward contracts at December 31, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
JPY	331,724,629	Credit Suisse International	3/30/18	$2,963,679	$6,586

NOK	35,455,640	JP Morgan Chase Bank N.A.	3/28/18	4,242,323	(86,094)

CAD	8,546,671	Morgan Stanley & Co. LLC	3/29/18	6,651,200	(155,707)

EUR	630,887	UBS AG	3/29/18	747,387	(13,519)

				$14,604,589	$(248,734)

Currency Legend

CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 97.7%
Basic Materials — 4.7%
Chemicals — 3.6%
Ferro Corp. (a)	107,033	$2,524,909
Ingevity Corp. (a)	8,205	578,205
Methanex Corp.	24,410	1,478,026
Minerals Technologies, Inc.	13,479	928,029
Orion Engineered Carbons SA	43,439	1,112,038
PolyOne Corp.	23,765	1,033,778

		7,654,985

Iron & Steel — 1.1%
Carpenter Technology Corp.	47,161	2,404,739

		10,059,724

Communications — 6.6%
Internet — 4.3%
DraftKings, Inc. (b) (c)	78,904	112,044
Dropbox, Inc. Class B (b) (c)	6,694	88,495
GoDaddy, Inc. Class A (a)	28,500	1,432,980
GrubHub, Inc. (a) (d)	8,262	593,212
Mimecast Ltd. (a)	50,872	1,458,500
Okta, Inc. (a)	29,103	745,328
Proofpoint, Inc. (a)	7,074	628,242
Quotient Technology, Inc. (a)	43,602	512,323
The Trade Desk, Inc. Class A (a) (d)	17,538	802,013
Veracode, Inc. (Escrow Shares) (a) (b) (c)	10,688	42,966
Wayfair, Inc. Class A (a) (d)	13,750	1,103,712
Zendesk, Inc. (a)	28,904	978,111
Zillow Group, Inc. Class C (a) (d)	18,877	772,447

		9,270,373

Media — 0.6%
The New York Times Co. Class A	65,046	1,203,351

Telecommunications — 1.7%
Acacia Communications, Inc. (a) (d)	16,836	609,968
Ciena Corp. (a)	47,808	1,000,621
Oclaro, Inc. (a) (d)	77,470	522,148
Vonage Holdings Corp. (a)	156,671	1,593,344

		3,726,081

		14,199,805

Consumer, Cyclical — 16.8%
Airlines — 1.1%
JetBlue Airways Corp. (a)	73,044	1,631,803
Spirit Airlines, Inc. (a) (d)	14,262	639,651

		2,271,454

Apparel — 3.3%
Carter’s, Inc.	15,594	1,832,139
Deckers Outdoor Corp. (a)	14,854	1,192,034

	Number of Shares	Value
Oxford Industries, Inc.	15,149	$1,139,053
Skechers U.S.A., Inc. Class A (a)	36,067	1,364,775
Under Armour, Inc. Class C (a) (d)	38,947	518,774
Wolverine World Wide, Inc.	33,903	1,080,828

		7,127,603

Auto Manufacturers — 0.4%
Wabash National Corp. (d)	37,081	804,658

Auto Parts & Equipment — 0.8%
Cooper Tire & Rubber Co. (d)	16,640	588,224
Tenneco, Inc.	18,088	1,058,871

		1,647,095

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc. (a)	25,434	1,621,672

Entertainment — 1.2%
Cinemark Holdings, Inc.	33,469	1,165,391
Marriott Vacations Worldwide Corp.	10,467	1,415,243

		2,580,634

Home Builders — 1.0%
TRI Pointe Group, Inc. (a)	125,486	2,248,709

Leisure Time — 2.4%
Acushnet Holdings Corp. (d)	53,895	1,136,107
Lindblad Expeditions Holdings, Inc. (a)	92,879	909,285
Nautilus, Inc. (a)	39,986	533,813
Planet Fitness, Inc. Class A (a)	72,185	2,499,767

		5,078,972

Lodging — 0.7%
Boyd Gaming Corp. (d)	41,204	1,444,200

Retail — 5.2%
BMC Stock Holdings, Inc. (a)	85,578	2,165,123
The Cheesecake Factory, Inc. (d)	22,799	1,098,456
Chico’s FAS, Inc.	116,854	1,030,652
Dave & Buster’s Entertainment, Inc. (a)	20,962	1,156,473
FirstCash, Inc.	17,607	1,187,592
Floor & Decor Holdings, Inc. Class A (a)	20,490	997,453
La-Z-Boy, Inc.	30,313	945,766
Nu Skin Enterprises, Inc. Class A	16,355	1,115,902
Papa John’s International, Inc. (d)	8,700	488,157
Wingstop, Inc. (d)	24,921	971,421

		11,156,995

		35,981,992

Consumer, Non-cyclical — 20.7%
Biotechnology — 4.1%
Aduro Biotech, Inc. (a) (d)	40,312	302,340
Bluebird Bio, Inc. (a)	3,818	679,986
Blueprint Medicines Corp. (a)	16,404	1,237,026

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dermira, Inc. (a)	42,113	$1,171,162
Exact Sciences Corp. (a)	37,296	1,959,532
Ionis Pharmaceuticals, Inc. (a)	9,602	482,981
Loxo Oncology, Inc. (a) (d)	4,237	356,671
Momenta Pharmaceuticals, Inc. (a)	40,451	564,291
Sage Therapeutics, Inc. (a)	5,195	855,668
Spark Therapeutics, Inc. (a)	17,228	885,864
Ultragenyx Pharmaceutical, Inc. (a) (d)	5,964	276,610

		8,772,131

Commercial Services — 3.9%
The Brink’s Co.	20,174	1,587,694
Cardtronics PLC Class A (a)	32,446	600,900
CoStar Group, Inc. (a)	4,929	1,463,666
HealthEquity, Inc. (a)	12,642	589,876
HMS Holdings Corp. (a)	57,176	969,133
Nutrisystem, Inc.	18,721	984,724
Paylocity Holding Corp. (a)	18,092	853,219
TriNet Group, Inc. (a)	30,802	1,365,761

		8,414,973

Foods — 2.1%
Blue Buffalo Pet Products, Inc. (a) (d)	50,315	1,649,829
Performance Food Group Co. (a)	87,763	2,904,955

		4,554,784

Health Care – Products — 4.2%
Globus Medical, Inc. Class A (a)	29,514	1,213,025
Haemonetics Corp. (a)	26,480	1,537,958
Inogen, Inc. (a)	3,256	387,725
Insulet Corp. (a)	53,074	3,662,106
MiMedx Group, Inc. (a) (d)	85,706	1,080,753
OraSure Technologies, Inc. (a)	61,740	1,164,416

		9,045,983

Health Care – Services — 1.9%
Kindred Healthcare, Inc.	123,791	1,200,773
LifePoint Health, Inc. (a)	18,881	940,274
Molina Healthcare, Inc. (a)	17,455	1,338,449
Teladoc, Inc. (a) (d)	14,175	493,999

		3,973,495

Pharmaceuticals — 4.5%
Aerie Pharmaceuticals, Inc. (a)	18,886	1,128,438
Amicus Therapeutics, Inc. (a) (d)	37,878	545,064
DexCom, Inc. (a) (d)	10,686	613,270
Galapagos NV Sponsored ADR (a)	8,673	813,180
Global Blood Therapeutics, Inc. (a)	13,399	527,251
Ignyta, Inc. (a)	32,200	859,740
Ironwood Pharmaceuticals, Inc. (a)	25,839	387,327
MyoKardia, Inc. (a)	11,563	486,802
Nektar Therapeutics (a)	14,962	893,531
Neurocrine Biosciences, Inc. (a)	10,157	788,082
Portola Pharmaceuticals, Inc. (a)	15,926	775,278

	Number of Shares	Value
PRA Health Sciences, Inc. (a)	14,146	$1,288,276
Revance Therapeutics, Inc. (a) (d)	10,037	358,823
TESARO, Inc. (a) (d)	3,105	257,311

		9,722,373

		44,483,739

Energy — 3.1%
Energy – Alternate Sources — 1.1%
First Solar, Inc. (a)	18,510	1,249,795
Pattern Energy Group, Inc. (d)	45,958	987,638

		2,237,433

Oil & Gas — 2.0%
Callon Petroleum Co. (a) (d)	99,818	1,212,789
Centennial Resource Development, Inc. Class A (a) (d)	82,778	1,639,004
Delek US Holdings, Inc.	42,496	1,484,810

		4,336,603

		6,574,036

Financial — 19.0%
Banks — 5.2%
Ameris Bancorp	22,661	1,092,260
FCB Financial Holdings, Inc. Class A (a)	26,150	1,328,420
MB Financial, Inc.	65,035	2,895,358
South State Corp.	10,811	942,179
State Bank Financial Corp.	38,485	1,148,392
Texas Capital Bancshares, Inc. (a)	13,492	1,199,439
Western Alliance Bancorp (a)	46,169	2,614,089

		11,220,137

Diversified Financial Services — 2.2%
Air Lease Corp.	23,981	1,153,246
Blackhawk Network Holdings, Inc. (a)	12,859	458,423
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (d)	86,204	2,074,068
PRA Group, Inc. (a) (d)	27,647	917,881
WageWorks, Inc. (a)	3,481	215,822

		4,819,440

Insurance — 3.4%
Assured Guaranty Ltd.	26,266	889,630
eHealth, Inc. (a)	38,681	671,889
Horace Mann Educators Corp.	22,224	980,078
James River Group Holdings Ltd.	15,018	600,870
Kemper Corp.	17,463	1,203,201
MGIC Investment Corp. (a)	208,571	2,942,937

		7,288,605

Private Equity — 0.8%
Kennedy-Wilson Holdings, Inc.	92,490	1,604,702

Real Estate — 0.3%
Five Point Holdings LLC Class A (a)	45,023	634,824

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 4.8%
CoreSite Realty Corp.	5,368	$611,415
Corporate Office Properties Trust	24,672	720,422
LaSalle Hotel Properties	55,496	1,557,773
Life Storage, Inc.	13,785	1,227,830
MFA Financial, Inc.	123,310	976,615
Outfront Media, Inc.	40,728	944,890
Potlatch Corp.	17,698	883,130
QTS Realty Trust, Inc. Class A	26,708	1,446,505
Redwood Trust, Inc.	62,222	922,130
Rexford Industrial Realty, Inc.	35,636	1,039,146

		10,329,856

Savings & Loans — 2.3%
Banc of California, Inc. (d)	23,370	482,591
Pacific Premier Bancorp, Inc. (a)	27,329	1,093,160
Sterling Bancorp	134,024	3,296,990

		4,872,741

		40,770,305

Industrial — 13.9%
Aerospace & Defense — 1.2%
Kaman Corp.	22,475	1,322,429
Teledyne Technologies, Inc. (a)	6,363	1,152,657

		2,475,086

Building Materials — 0.7%
JELD-WEN Holding, Inc. (a)	40,705	1,602,556

Electronics — 1.3%
II-VI, Inc. (a)	25,240	1,185,018
Itron, Inc. (a)	7,860	536,052
Watts Water Technologies, Inc. Class A	15,094	1,146,389

		2,867,459

Engineering & Construction — 0.5%
TopBuild Corp. (a)	13,589	1,029,231

Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	17,726	960,749

Hand & Machine Tools — 0.4%
Regal Beloit Corp.	9,988	765,081

Machinery – Diversified — 2.8%
Altra Industrial Motion Corp.	28,847	1,453,889
Chart Industries, Inc. (a)	28,677	1,343,804
SPX FLOW, Inc. (a)	27,400	1,302,870
Zebra Technologies Corp. Class A (a)	19,048	1,977,182

		6,077,745

Metal Fabricate & Hardware — 2.1%
Advanced Drainage Systems, Inc.	50,203	1,197,342
Rexnord Corp. (a)	83,763	2,179,513
The Timken Co.	24,522	1,205,256

		4,582,111

	Number of Shares	Value
Miscellaneous – Manufacturing — 1.3%
ITT, Inc.	28,485	$1,520,245
John Bean Technologies Corp.	10,640	1,178,912

		2,699,157

Packaging & Containers — 0.4%
Graphic Packaging Holding Co.	60,307	931,743

Transportation — 2.2%
Kirby Corp. (a)	17,948	1,198,927
Knight-Swift Transportation Holdings, Inc. (d)	31,081	1,358,861
Schneider National, Inc. Class B (d)	42,391	1,210,687
Werner Enterprises, Inc.	23,800	919,870

		4,688,345

Trucking & Leasing — 0.5%
GATX Corp. (d)	17,068	1,060,947

		29,740,210

Technology — 12.0%
Computers — 1.3%
EPAM Systems, Inc. (a)	12,967	1,393,045
Science Applications International Corp.	9,872	755,899
VeriFone Systems, Inc. (a)	33,870	599,838

		2,748,782

Semiconductors — 3.7%
Ambarella, Inc. (a)	8,300	487,625
Axcelis Technologies, Inc. (a)	29,889	857,814
Cavium, Inc. (a)	15,790	1,323,676
Entegris, Inc.	76,361	2,325,192
MACOM Technology Solutions Holdings, Inc. (a) (d)	11,048	359,502
Rambus, Inc. (a)	44,000	625,680
Tower Semiconductor Ltd. (a) (d)	60,199	2,051,582

		8,031,071

Software — 7.0%
2U, Inc. (a) (d)	52,913	3,413,418
BroadSoft, Inc. (a) (d)	19,667	1,079,718
Callidus Software, Inc. (a)	29,588	847,696
Cloudera, Inc. (a)	90,600	1,496,712
Docusign, Inc. (Escrow Shares) (a) (b) (c)	2,601	-
Fair Isaac Corp.	8,515	1,304,498
Five9, Inc. (a)	28,294	703,955
Guidewire Software, Inc. (a)	14,641	1,087,241
HubSpot, Inc. (a)	34,101	3,014,528
ManTech International Corp. Class A	21,189	1,063,476
Veeva Systems, Inc. Class A (a)	6,924	382,759
Zynga, Inc. Class A (a)	173,823	695,292

		15,089,293

		25,869,146

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 0.9%
Electric — 0.9%
8Point3 Energy Partners LP	60,701	$923,262
Black Hills Corp. (d)	15,747	946,552

		1,869,814

TOTAL COMMON STOCK (Cost $170,623,043)		209,548,771

PREFERRED STOCK — 0.3%
Communications — 0.2%
Internet — 0.2%
The Honest Company, Inc. Series D (a) (b) (c)	4,027	142,435
Zuora, Inc. Series F, Convertible (a) (b) (c)	69,937	372,764

		515,199

Technology — 0.1%
Software — 0.1%
MarkLogic Corp. Series F (a) (b) (c)	22,966	225,067

TOTAL PREFERRED STOCK (Cost $716,699)		740,266

TOTAL EQUITIES (Cost $171,339,742)		210,289,037

MUTUAL FUNDS — 15.3%
Diversified Financial Services — 15.3%
iShares Russell 2000 Index Fund	6,546	998,003
State Street Navigator Securities Lending Prime Portfolio (e)	31,758,905	31,758,905

TOTAL MUTUAL FUNDS (Cost $32,759,250)		32,756,908

TOTAL LONG-TERM INVESTMENTS (Cost $204,098,992)		243,045,945

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (f)	$3,259,445	3,259,445

	Principal Amount	Value
Time Deposit — 0.0%
Euro Time Deposit 0.120% 1/02/18	$7,373	$7,373

TOTAL SHORT-TERM INVESTMENTS (Cost $3,266,818)		3,266,818

TOTAL INVESTMENTS — 114.8% (Cost $207,365,810) (g)		246,312,763

Other Assets/(Liabilities) — (14.8)%		(31,784,760)

NET ASSETS — 100.0%		$214,528,003

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $983,771 or 0.46% of net assets.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $31,000,863 or 14.45% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $3,259,641. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $3,332,339.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Basic Materials — 4.6%
Chemicals — 2.2%
American Vanguard Corp.	21,600	$424,440
Innospec, Inc.	4,683	330,620
KMG Chemicals, Inc.	15,784	1,043,007
Minerals Technologies, Inc.	9,300	640,305

		2,438,372

Forest Products & Paper — 0.7%
Clearwater Paper Corp. (a)	16,300	740,020

Iron & Steel — 1.2%
Carpenter Technology Corp.	17,100	871,929
Reliance Steel & Aluminum Co.	5,300	454,687

		1,326,616

Mining — 0.5%
Constellium NV Class A (a)	25,500	284,325
New Gold, Inc. (a)	69,800	229,642

		513,967

		5,018,975

Communications — 1.7%
Internet — 0.0%
Cargurus, Inc. (a) (b)	1,362	40,833

Media — 0.9%
Cable One, Inc.	980	689,283
Scholastic Corp.	8,200	328,902

		1,018,185

Telecommunications — 0.8%
GTT Communications, Inc. (a) (b)	6,800	319,260
Harmonic, Inc. (a)	124,380	522,396

		841,656

		1,900,674

Consumer, Cyclical — 9.1%
Apparel — 0.9%
Crocs, Inc. (a)	21,200	267,968
Steven Madden Ltd. (a)	16,100	751,870

		1,019,838

Auto Manufacturers — 0.3%
Blue Bird Corp. (a)	16,400	326,360

Auto Parts & Equipment — 0.6%
Dorman Products, Inc. (a)	11,400	696,996

Distribution & Wholesale — 1.8%
Beacon Roofing Supply, Inc. (a)	15,900	1,013,784
Pool Corp.	7,200	933,480

		1,947,264

	Number of Shares	Value
Home Builders — 0.8%
Cavco Industries, Inc. (a)	5,600	$854,560

Leisure Time — 1.1%
LCI Industries	8,900	1,157,000

Lodging — 0.5%
ILG, Inc.	21,000	598,080

Retail — 2.6%
Express, Inc. (a)	34,300	348,145
Lumber Liquidators Holdings, Inc. (a) (b)	25,156	789,647
Party City Holdco, Inc. (a) (b)	30,255	422,057
PriceSmart, Inc.	7,300	628,530
Red Robin Gourmet Burgers, Inc. (a) (b)	7,000	394,800
Sportsman’s Warehouse Holdings, Inc. (a) (b)	38,233	252,720

		2,835,899

Textiles — 0.5%
Culp, Inc.	15,200	509,200

		9,945,197

Consumer, Non-cyclical — 15.9%
Agriculture — 0.3%
Vector Group Ltd. (b)	14,467	323,771

Biotechnology — 0.3%
Puma Biotechnology, Inc. (a)	3,800	375,630

Commercial Services — 5.1%
Aaron’s, Inc.	25,900	1,032,115
American Public Education, Inc. (a)	16,800	420,840
Capella Education Co.	10,250	793,350
FTI Consulting, Inc. (a)	12,600	541,296
Green Dot Corp. Class A (a)	21,280	1,282,333
Matthews International Corp. Class A	5,700	300,960
McGrath RentCorp	14,199	667,069
Navigant Consulting, Inc. (a)	29,000	562,890

		5,600,853

Foods — 2.8%
Nomad Foods Ltd. (a)	73,300	1,239,503
Pinnacle Foods, Inc.	8,400	499,548
Post Holdings, Inc. (a)	6,700	530,841
The Simply Good Foods Co. (a)	21,700	309,442
SpartanNash Co.	18,500	493,580

		3,072,914

Health Care – Products — 5.0%
Analogic Corp.	5,300	443,875
Atrion Corp.	2,050	1,292,730
Haemonetics Corp. (a)	11,300	656,304
Halyard Health, Inc. (a)	20,700	955,926

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quidel Corp. (a)	24,500	$1,062,075
West Pharmaceutical Services, Inc.	11,200	1,105,104

		5,516,014

Health Care – Services — 2.0%
The Ensign Group, Inc.	20,700	459,540
Molina Healthcare, Inc. (a)	6,000	460,080
Select Medical Holdings Corp. (a)	30,600	540,090
WellCare Health Plans, Inc. (a)	3,900	784,329

		2,244,039

Household Products & Wares — 0.4%
CSS Industries, Inc.	14,000	389,620

		17,522,841

Energy — 5.5%
Oil & Gas — 3.8%
Andeavor	6,521	745,611
Centennial Resource Development, Inc. Class A (a) (b)	37,100	734,580
Jagged Peak Energy, Inc. (a) (b)	23,900	377,142
Matador Resources Co. (a)	32,600	1,014,838
Parsley Energy, Inc. Class A (a)	17,800	524,032
WPX Energy, Inc. (a)	57,300	806,211

		4,202,414

Oil & Gas Services — 1.7%
Frank’s International NV (b)	54,100	359,765
Keane Group, Inc. (a) (b)	17,880	339,899
Oceaneering International, Inc.	16,400	346,696
TETRA Technologies, Inc. (a)	94,500	403,515
Thermon Group Holdings, Inc. (a)	15,900	376,353

		1,826,228

		6,028,642

Financial — 36.1%
Banks — 18.7%
Atlantic Capital Bancshares, Inc. (a)	17,622	310,147
BankUnited, Inc.	33,800	1,376,336
CoBiz Financial, Inc.	40,800	815,592
Columbia Banking System, Inc.	27,600	1,198,944
East West Bancorp, Inc.	29,826	1,814,316
First Hawaiian, Inc.	13,442	392,238
Glacier Bancorp, Inc.	25,800	1,016,262
Heritage Financial Corp.	15,300	471,240
Home BancShares, Inc.	77,650	1,805,362
Hope Bancorp, Inc.	36,200	660,650
Howard Bancorp, Inc. (a)	13,583	298,826
Live Oak Bancshares, Inc.	13,569	323,621
National Bank Holdings Corp. Class A	27,300	885,339
PCSB Financial Corp. (a) (b)	14,813	282,188
Pinnacle Financial Partners, Inc.	7,500	497,250
Ponce de Leon Federal Bank (a)	16,569	251,517
Popular, Inc.	24,500	869,505
Prosperity Bancshares, Inc.	17,100	1,198,197

	Number of Shares	Value
South State Corp.	3,668	$319,666
Sterling Bancorp, Inc. (a)	8,922	113,309
SVB Financial Group (a)	6,150	1,437,686
Synovus Financial Corp.	10,200	488,988
Texas Capital Bancshares, Inc. (a)	10,200	906,780
Towne Bank	33,000	1,014,750
Webster Financial Corp.	15,475	869,076
Wintrust Financial Corp.	11,600	955,492

		20,573,277

Diversified Financial Services — 2.3%
Cboe Global Markets, Inc.	7,821	974,418
Houlihan Lokey, Inc.	11,326	514,540
Janus Henderson Group PLC	14,298	547,042
Stifel Financial Corp.	7,400	440,744

		2,476,744

Insurance — 4.1%
Assured Guaranty Ltd.	15,682	531,149
Employers Holdings, Inc.	13,800	612,720
Kinsale Capital Group, Inc.	9,413	423,585
ProAssurance Corp.	18,600	1,062,990
Radian Group, Inc.	48,100	991,341
Safety Insurance Group, Inc.	5,400	434,160
State Auto Financial Corp.	16,900	492,128

		4,548,073

Private Equity — 0.2%
Safeguard Scientifics, Inc. (a)	19,200	215,040

Real Estate Investment Trusts (REITS) — 8.5%
Acadia Realty Trust	22,400	612,864
American Assets Trust, Inc.	6,800	260,032
American Campus Communities, Inc.	9,900	406,197
Cedar Realty Trust, Inc.	155,700	946,656
Douglas Emmett, Inc.	13,500	554,310
EastGroup Properties, Inc.	12,100	1,069,398
Healthcare Realty Trust, Inc.	17,100	549,252
JBG SMITH Properties	19,527	678,173
Kilroy Realty Corp.	8,300	619,595
Potlatch Corp.	16,000	798,400
PS Business Parks, Inc.	5,700	713,013
Retail Opportunity Investments Corp.	18,000	359,100
Saul Centers, Inc.	10,700	660,725
Sunstone Hotel Investors, Inc.	26,200	433,086
Washington Real Estate Investment Trust	21,000	653,520

		9,314,321

Savings & Loans — 2.3%
Beneficial Bancorp, Inc.	42,823	704,438
Meridian Bancorp, Inc.	24,200	498,520
United Financial Bancorp, Inc.	40,700	717,948
WSFS Financial Corp.	13,600	650,760

		2,571,666

		39,699,121

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 16.5%
Aerospace & Defense — 1.1%
Kaman Corp.	6,400	$376,576
Triumph Group, Inc.	30,950	841,840

		1,218,416

Building Materials — 0.6%
Universal Forest Products, Inc.	19,200	722,304

Electrical Components & Equipment — 3.4%
Belden, Inc.	18,160	1,401,407
Energizer Holdings, Inc.	11,700	561,366
Littelfuse, Inc.	9,100	1,800,162

		3,762,935

Electronics — 3.8%
Badger Meter, Inc.	12,300	587,940
Brady Corp. Class A	11,900	451,010
ESCO Technologies, Inc.	17,200	1,036,300
Knowles Corp. (a)	45,900	672,894
Methode Electronics, Inc.	13,200	529,320
SYNNEX Corp.	6,800	924,460

		4,201,924

Engineering & Construction — 0.8%
Aegion Corp. (a)	32,800	834,104

Environmental Controls — 0.4%
MSA Safety, Inc.	5,600	434,112

Metal Fabricate & Hardware — 1.8%
CIRCOR International, Inc.	10,300	501,404
RBC Bearings, Inc. (a)	5,900	745,760
Sun Hydraulics Corp.	11,500	743,935

		1,991,099

Miscellaneous – Manufacturing — 1.6%
Colfax Corp. (a)	11,500	455,630
Hillenbrand, Inc.	10,230	457,281
Myers Industries, Inc.	41,450	808,275

		1,721,186

Transportation — 3.0%
Genesee & Wyoming, Inc. Class A (a)	10,050	791,237
Kirby Corp. (a)	5,950	397,460
Landstar System, Inc.	15,900	1,655,190
Universal Logistics Holdings, Inc.	19,200	456,000

		3,299,887

		18,185,967

Technology — 2.6%
Computers — 0.9%
Conduent, Inc. (a)	17,500	282,800
CSRA, Inc.	19,700	589,424
Lumentum Holdings, Inc. (a) (b)	2,300	112,470

		984,694

	Number of Shares	Value
Semiconductors — 1.1%
Cabot Microelectronics Corp.	6,300	$592,704
MaxLinear, Inc. (a)	11,100	293,262
Rudolph Technologies, Inc. (a)	12,800	305,920

		1,191,886

Software — 0.6%
Callidus Software, Inc. (a)	24,300	696,195

		2,872,775

Utilities — 6.3%
Electric — 3.2%
El Paso Electric Co.	11,100	614,385
MGE Energy, Inc.	2,600	164,060
NorthWestern Corp.	13,800	823,860
PNM Resources, Inc.	31,600	1,278,220
Portland General Electric Co.	12,700	578,866

		3,459,391

Gas — 2.6%
Atmos Energy Corp.	7,200	618,408
Chesapeake Utilities Corp.	13,600	1,068,280
ONE Gas, Inc.	16,600	1,216,116

		2,902,804

Water — 0.5%
California Water Service Group	12,300	557,805

		6,920,000

TOTAL COMMON STOCK (Cost $73,612,060)		108,094,192

TOTAL EQUITIES (Cost $73,612,060)		108,094,192

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Foods — 0.0%
The Simply Good Foods Co. (a)	4,866	18,880

TOTAL WARRANTS (Cost $9,781)		18,880

MUTUAL FUNDS — 3.8%
Diversified Financial Services — 3.8%
State Street Navigator Securities Lending Prime Portfolio (c)	4,160,883	4,160,883
T. Rowe Price Reserve Investment Fund	1,017	1,017

		4,161,900

TOTAL MUTUAL FUNDS (Cost $4,161,900)		4,161,900

TOTAL LONG-TERM INVESTMENTS (Cost $77,783,741)		112,274,972

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (d)	$1,761,372	$1,761,372

TOTAL SHORT-TERM INVESTMENTS (Cost $1,761,372)		1,761,372

TOTAL INVESTMENTS — 103.7% (Cost $79,545,113) (e)		114,036,344

Other Assets/(Liabilities) — (3.7)%		(4,109,719)

NET ASSETS — 100.0%		$109,926,625

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2017, was $4,051,218 or 3.69% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,761,478. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $1,800,705.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2017

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 2.2%
Chemicals — 0.6%
Ingevity Corp. (a)	13,105	$923,509
Orion Engineered Carbons SA	16,000	409,600

		1,333,109

Mining — 1.6%
Alcoa Corp. (a)	69,690	3,754,200

		5,087,309

Communications — 4.0%
Internet — 1.2%
CDW Corp.	39,770	2,763,617

Media — 1.3%
Houghton Mifflin Harcourt Co. (a)	145,560	1,353,708
Scholastic Corp.	40,680	1,631,675

		2,985,383

Telecommunications — 1.5%
Finisar Corp. (a)	73,850	1,502,848
Infinera Corp. (a)	136,510	864,108
NETGEAR, Inc. (a)	21,375	1,255,781

		3,622,737

		9,371,737

Consumer, Cyclical — 17.2%
Airlines — 1.9%
Hawaiian Holdings, Inc.	31,580	1,258,463
SkyWest, Inc.	60,862	3,231,772

		4,490,235

Apparel — 1.7%
Crocs, Inc. (a)	161,700	2,043,888
Deckers Outdoor Corp. (a)	22,460	1,802,415

		3,846,303

Auto Parts & Equipment — 3.8%
Cooper-Standard Holding, Inc. (a)	23,297	2,853,883
Dana, Inc.	98,313	3,146,999
Lear Corp.	9,012	1,592,060
Tenneco, Inc.	22,531	1,318,965

		8,911,907

Distribution & Wholesale — 0.9%
Anixter International, Inc. (a)	28,530	2,168,280

Home Builders — 2.6%
CalAtlantic Group, Inc.	72,530	4,089,967
PulteGroup, Inc.	55,570	1,847,702

		5,937,669

Office Furnishings — 1.0%
Steelcase, Inc. Class A	153,100	2,327,120

	Number of Shares	Value
Retail — 5.3%
Bloomin’ Brands, Inc.	125,920	$2,687,133
Brinker International, Inc.	50,249	1,951,671
Burlington Stores, Inc. (a)	12,499	1,537,752
Caleres, Inc.	48,486	1,623,311
The Michaels Cos., Inc. (a)	125,270	3,030,281
Signet Jewelers Ltd.	25,970	1,468,604

		12,298,752

		39,980,266

Consumer, Non-cyclical — 10.6%
Beverages — 1.0%
Cott Corp.	135,397	2,255,714

Commercial Services — 4.6%
ABM Industries, Inc.	36,280	1,368,482
Booz Allen Hamilton Holding Corp.	80,640	3,074,803
Quanta Services, Inc. (a)	78,098	3,054,413
Sotheby’s (a)	62,010	3,199,716

		10,697,414

Foods — 0.8%
Ingredion, Inc.	12,894	1,802,581

Health Care – Services — 4.2%
ICON PLC (a)	26,942	3,021,545
LifePoint Health, Inc. (a)	47,100	2,345,580
Molina Healthcare, Inc. (a)	30,580	2,344,875
WellCare Health Plans, Inc. (a)	10,221	2,055,545

		9,767,545

		24,523,254

Energy — 9.5%
Oil & Gas — 5.9%
Helmerich & Payne, Inc.	21,940	1,418,201
HollyFrontier Corp.	68,990	3,533,668
Oasis Petroleum, Inc. (a)	210,310	1,768,707
QEP Resources, Inc. (a)	268,500	2,569,545
SM Energy Co.	109,410	2,415,773
SRC Energy, Inc. (a)	248,090	2,116,208

		13,822,102

Oil & Gas Services — 3.6%
Helix Energy Solutions Group, Inc. (a)	85,030	641,126
MRC Global, Inc. (a)	129,260	2,187,079
Oil States International, Inc. (a)	75,920	2,148,536
RPC, Inc.	128,237	3,273,891

		8,250,632

		22,072,734

Financial — 25.5%
Banks — 11.4%
Associated Banc-Corp.	106,147	2,696,134
BankUnited, Inc.	50,660	2,062,875

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Comerica, Inc.	38,270	$3,322,219
Fulton Financial Corp.	122,250	2,188,275
Huntington Bancshares, Inc.	236,465	3,442,930
Synovus Financial Corp.	46,300	2,219,622
Texas Capital Bancshares, Inc. (a)	26,390	2,346,071
Umpqua Holdings Corp.	87,420	1,818,336
Webster Financial Corp.	47,693	2,678,439
Zions Bancorp	73,085	3,714,910

		26,489,811

Diversified Financial Services — 0.6%
OneMain Holdings, Inc. (a)	49,030	1,274,290

Insurance — 8.7%
American Financial Group, Inc.	29,781	3,232,430
Essent Group Ltd. (a)	51,500	2,236,130
Everest Re Group Ltd.	5,310	1,174,891
First American Financial Corp.	40,570	2,273,543
The Hanover Insurance Group, Inc.	13,180	1,424,494
Old Republic International Corp.	115,530	2,470,032
Reinsurance Group of America, Inc.	26,440	4,122,789
Selective Insurance Group, Inc.	36,020	2,114,374
Validus Holdings Ltd.	26,170	1,227,896

		20,276,579

Real Estate Investment Trusts (REITS) — 4.8%
American Campus Communities, Inc.	39,700	1,628,891
Education Realty Trust, Inc.	58,080	2,028,154
Empire State Realty Trust, Inc. Class A	116,516	2,392,073
Gramercy Property Trust	105,788	2,820,308
STAG Industrial, Inc.	85,370	2,333,162

		11,202,588

		59,243,268

Industrial — 15.9%
Aerospace & Defense — 0.6%
Esterline Technologies Corp. (a)	18,780	1,402,866

Electrical Components & Equipment — 1.2%
EnerSys	41,430	2,884,771

Electronics — 1.1%
Avnet, Inc.	62,940	2,493,683

Engineering & Construction — 2.7%
AECOM (a)	67,303	2,500,306
Granite Construction, Inc.	32,340	2,051,326
Tutor Perini Corp. (a)	66,710	1,691,099

		6,242,731

Hand & Machine Tools — 1.1%
Regal Beloit Corp.	33,130	2,537,758

Machinery – Construction & Mining — 2.2%
Oshkosh Corp.	30,280	2,752,149
Terex Corp.	50,540	2,437,039

		5,189,188

	Number of Shares	Value
Machinery – Diversified — 1.1%
SPX FLOW, Inc. (a)	53,500	$2,543,925

Miscellaneous – Manufacturing — 1.3%
Trinseo SA	41,370	3,003,462

Packaging & Containers — 1.2%
Graphic Packaging Holding Co.	184,980	2,857,941

Transportation — 3.4%
Atlas Air Worldwide Holdings, Inc. (a)	33,700	1,976,505
Ryder System, Inc.	34,350	2,891,240
Werner Enterprises, Inc.	76,750	2,966,387

		7,834,132

		36,990,457

Technology — 9.3%
Computers — 5.4%
Amdocs Ltd.	35,788	2,343,398
Convergys Corp.	69,059	1,622,887
Genpact Ltd.	98,827	3,136,769
NCR Corp. (a)	88,359	3,003,322
VeriFone Systems, Inc. (a)	141,230	2,501,183

		12,607,559

Semiconductors — 2.7%
Cypress Semiconductor Corp.	161,670	2,463,851
Integrated Device Technology, Inc. (a)	25,780	766,439
Mellanox Technologies Ltd. (a)	27,430	1,774,721
Qorvo, Inc. (a)	20,123	1,340,192

		6,345,203

Software — 1.2%
Verint Systems, Inc. (a)	62,995	2,636,341

		21,589,103

Utilities — 3.9%
Electric — 3.4%
Alliant Energy Corp.	51,797	2,207,070
Black Hills Corp.	25,455	1,530,100
PNM Resources, Inc.	52,093	2,107,162
Portland General Electric Co.	44,890	2,046,086

		7,890,418

Gas — 0.5%
Southwest Gas Holdings, Inc.	15,570	1,253,074

		9,143,492

TOTAL COMMON STOCK (Cost $182,978,929)		228,001,620

TOTAL EQUITIES (Cost $182,978,929)		228,001,620

TOTAL LONG-TERM INVESTMENTS (Cost $182,978,929)		228,001,620

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp, Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (b)	$4,868,316	$4,868,316

TOTAL SHORT-TERM INVESTMENTS (Cost $4,868,316)		4,868,316

TOTAL INVESTMENTS — 100.2% (Cost $187,847,245) (c)		232,869,936

Other Assets/(Liabilities) — (0.2)%		(453,172)

NET ASSETS — 100.0%		$232,416,764

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $4,868,609. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $4,967,462.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

December 31, 2017

	Principal Amount	Value
BONDS & NOTES — 100.7%

BANK LOANS — 0.4%
Biotechnology — 0.1%
Gilead Sciences, Inc., 5 Year Term Loan, VRN 3 mo. LIBOR + 1.000% 2.343% 9/08/22	$500,000	$499,375

Computers — 0.1%
Dell, Inc., 2017 Term Loan A3, VRN 1 mo. LIBOR + 1.500% 3.070% 12/31/18	543,197	542,969

Diversified Financial Services — 0.1%
Delos Finance Sarl, 2017 Term Loan B, VRN 3 mo. LIBOR + 2.000% 3.693% 10/06/23	591,000	595,220

Real Estate Investment Trusts (REITS) — 0.1%
Ventas Realty Ltd., Term Loan A, VRN (a) 0.975% 8/03/20	210,000	207,900

TOTAL BANK LOANS (Cost $1,843,934)		1,845,464

CORPORATE DEBT — 27.5%
Aerospace & Defense — 0.6%
L3 Technologies, Inc. 5.200% 10/15/19	750,000	785,561
Northrop Grumman Corp. 3.250% 1/15/28	640,000	640,935
United Technologies Corp. STEP 1.778% 5/04/18	1,000,000	998,471

		2,424,967

Agriculture — 0.2%
BAT International Finance PLC (b) 1.850% 6/15/18	750,000	749,362

Airlines — 0.5%
Continental Airlines Pass-Through Trust 7.250% 5/10/21	1,644,551	1,773,031
Northwest Airlines Pass-Through Trust 7.041% 10/01/23	376,604	427,916

		2,200,947

Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC 2.145% 1/09/18	500,000	500,010
General Motors Co. 3.500% 10/02/18	500,000	505,201
General Motors Financial Co., Inc. 2.350% 10/04/19	500,000	498,530

		1,503,741

	Principal Amount	Value
Auto Parts & Equipment — 0.0%
The Goodyear Tire & Rubber Co. 4.875% 3/15/27	$93,000	$95,209

Banks — 9.1%
Bank of America Corp. 3 mo. USD LIBOR + .660%, VRN 2.369% 7/21/21	515,000	514,098
Bank of America Corp. VRN (a) (b) 3.004% 12/20/23	1,079,000	1,081,770
Bank of America Corp. VRN (a) 3.093% 10/01/25	860,000	858,028
Bank of America Corp. 5.650% 5/01/18	500,000	505,967
Bank of America Corp. 6.875% 4/25/18	4,950,000	5,025,622
Bank of America Corp. 6.875% 11/15/18	750,000	781,046
Citigroup, Inc. 1.800% 2/05/18	1,000,000	999,895
Citigroup, Inc. 2.050% 12/07/18	1,000,000	998,954
Citigroup, Inc. 6.125% 5/15/18	2,720,000	2,761,216
Discover Bank 2.000% 2/21/18	1,500,000	1,500,104
The Goldman Sachs Group, Inc. 2.375% 1/22/18	1,000,000	1,000,204
The Goldman Sachs Group, Inc. VRN (a) 3.272% 9/29/25	645,000	642,401
The Goldman Sachs Group, Inc. 5.950% 1/18/18	2,100,000	2,103,312
The Goldman Sachs Group, Inc. 6.150% 4/01/18	1,860,000	1,879,576
The Goldman Sachs Group, Inc. 7.500% 2/15/19	1,000,000	1,056,835
HBOS PLC (b) 6.750% 5/21/18	1,100,000	1,118,649
JP Morgan Chase & Co. 3 mo. USD LIBOR + .550%, FRN 1.917% 4/25/18	700,000	700,798
JP Morgan Chase & Co. 2.950% 10/01/26	895,000	879,105
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.380%, VRN 3.540% 5/01/28	2,000,000	2,034,693
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.337%, VRN 3.782% 2/01/28	500,000	518,125
JP Morgan Chase & Co. 6.000% 1/15/18	1,000,000	1,001,391

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lloyds Banking Group PLC VRN (a) 2.907% 11/07/23	$430,000	$426,315
Morgan Stanley 3 mo. USD LIBOR + .800%, FRN 2.213% 2/14/20	3,395,000	3,408,532
Morgan Stanley 3 mo. USD LIBOR + .930%, FRN 2.293% 7/22/22	510,000	514,096
Morgan Stanley 3 mo. USD LIBOR + 1.280%, FRN 2.647% 4/25/18	1,000,000	1,003,266
Morgan Stanley 5.500% 7/24/20	250,000	268,045
Morgan Stanley 6.625% 4/01/18	895,000	904,805
Wells Fargo & Co. 3.000% 4/22/26	475,000	466,022
Wells Fargo & Co. 3.000% 10/23/26	345,000	338,154
Wells Fargo & Co. 3.550% 9/29/25	725,000	744,187
Wells Fargo & Co. 3 mo. USD LIBOR + 1.310%, VRN 3.584% 5/22/28	1,865,000	1,901,288
Wells Fargo Bank NA 2.150% 12/06/19	1,000,000	998,458

		38,934,957

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	600,000	695,393
Constellation Brands, Inc. 6.000% 5/01/22	325,000	365,279

		1,060,672

Biotechnology — 0.7%
Amgen, Inc. 4.400% 5/01/45	500,000	544,019
Baxalta, Inc. 2.875% 6/23/20	725,000	729,683
Celgene Corp. 5.000% 8/15/45	750,000	850,942
Gilead Sciences, Inc. 3.650% 3/01/26	525,000	544,635
Gilead Sciences, Inc. 4.150% 3/01/47	445,000	473,336

		3,142,615

Chemicals — 0.1%
Axalta Coating Systems LLC (b) 4.875% 8/15/24	150,000	157,500
Valvoline, Inc. 5.500% 7/15/24	200,000	212,500

		370,000

	Principal Amount	Value
Commercial Services — 0.1%
IHS Markit Ltd. (b) 4.000% 3/01/26	$53,000	$52,934
Service Corp. International 4.625% 12/15/27	210,000	213,070

		266,004

Computers — 0.2%
Apple, Inc. 4.650% 2/23/46	850,000	995,380

Cosmetics & Personal Care — 0.1%
First Quality Finance Co., Inc. (b) 4.625% 5/15/21	132,000	132,990
First Quality Finance Co., Inc. (b) 5.000% 7/01/25	80,000	81,600

		214,590

Diversified Financial Services — 0.8%
Citigroup, Inc. 8.500% 5/22/19	1,200,000	1,299,986
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	780,000	844,160
International Lease Finance Corp. (b) 7.125% 9/01/18	1,000,000	1,031,868
Raymond James Financial, Inc. 4.950% 7/15/46	400,000	452,222

		3,628,236

Electric — 2.5%
AEP Transmission Co. LLC (b) 3.100% 12/01/26	855,000	856,698
Dominion Energy, Inc. (b) 1.875% 12/15/18	1,000,000	996,812
Duke Energy Carolinas LLC 4.000% 9/30/42	1,000,000	1,066,908
Duquesne Light Holdings, Inc. (b) 6.400% 9/15/20	1,000,000	1,093,541
Emera US Finance LP 2.150% 6/15/19	1,068,000	1,063,845
Jersey Central Power & Light Co. (b) 4.700% 4/01/24	800,000	866,239
Jersey Central Power & Light Co. 6.400% 5/15/36	425,000	519,516
Kansas City Power & Light Co. 3.150% 3/15/23	500,000	502,282
LG&E & KU Energy LLC 4.375% 10/01/21	1,200,000	1,268,180
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,681,580
The Southern Co. 1.550% 7/01/18	750,000	748,480

		10,664,081

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.0%
Itron, Inc. (b) 5.000% 1/15/26	$125,000	$125,469

Entertainment — 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	200,000	214,500

Foods — 0.6%
Chobani LLC/Chobani Finance Corp., Inc. (b) 7.500% 4/15/25	53,000	56,180
Kraft Heinz Foods Co. FRN (a) 1.823% 8/09/19	750,000	751,771
Kraft Heinz Foods Co. 3.950% 7/15/25	500,000	516,436
Mondelez International Holdings Netherlands BV (b) 1.625% 10/28/19	1,195,000	1,177,755
Pilgrim’s Pride Corp. (b) 5.875% 9/30/27	107,000	110,210

		2,612,352

Gas — 0.2%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	595,000	751,833
Southern Co. Gas Capital Corp. 2.450% 10/01/23	100,000	96,778

		848,611

Health Care – Products — 0.2%
Abbott Laboratories 4.900% 11/30/46	600,000	687,898
Teleflex, Inc. 4.625% 11/15/27	107,000	107,915

		795,813

Health Care – Services — 1.8%
Aetna, Inc. 2.800% 6/15/23	485,000	477,328
Anthem, Inc. 3.125% 5/15/22	500,000	504,417
Anthem, Inc. 3.300% 1/15/23	530,000	537,773
Centene Corp. 4.750% 1/15/25	259,000	263,532
CHS/Community Health Systems, Inc. 6.250% 3/31/23	135,000	121,500
Cigna Corp. 3.050% 10/15/27	945,000	928,212
DaVita, Inc. 5.000% 5/01/25	88,000	87,974
Fresenius Medical Care US Finance II, Inc. (b) 6.500% 9/15/18	805,000	830,043

	Principal Amount	Value
HCA, Inc. 5.000% 3/15/24	$600,000	$624,000
Kaiser Foundation Hospitals 3.150% 5/01/27	1,000,000	1,000,942
NYU Hospitals Center 4.368% 7/01/47	400,000	431,013
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	845,000	818,566
Tenet Healthcare Corp. 4.500% 4/01/21	26,000	26,130
Tenet Healthcare Corp. (b) 4.625% 7/15/24	204,000	198,900
UnitedHealth Group, Inc. 3.750% 10/15/47	645,000	658,073
WellCare Health Plans, Inc. 5.250% 4/01/25	122,000	128,710

		7,637,113

Household Products & Wares — 0.1%
Central Garden & Pet Co. 6.125% 11/15/23	205,000	216,787
Spectrum Brands, Inc. 5.750% 7/15/25	85,000	89,463

		306,250

Insurance — 0.7%
Berkshire Hathaway Finance Corp. 4.300% 5/15/43	500,000	558,993
Berkshire Hathaway Finance Corp. 4.400% 5/15/42	750,000	845,154
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%, VRN (b) 5.454% 10/15/54	970,000	1,045,466
New York Life Global Funding (b) 1.550% 11/02/18	750,000	747,395

		3,197,008

Internet — 0.2%
Amazon.com, Inc. (b) 3.150% 8/22/27	645,000	645,972
Zayo Group LLC / Zayo Capital, Inc. (b) 5.750% 1/15/27	80,000	81,600

		727,572

Media — 0.6%
Altice US Finance I Corp. (b) 5.375% 7/15/23	425,000	434,563
CCO Holdings LLC/CCO Holdings Capital Corp. (b) 5.000% 2/01/28	127,000	123,508
CCO Holdings LLC/CCO Holdings Capital Corp. (b) 5.125% 5/01/27	170,000	167,450

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464% 7/23/22	$875,000	$912,930
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	200,000	233,186
CSC Holdings LLC (b) 5.500% 4/15/27	200,000	204,000
CSC Holdings LLC 8.625% 2/15/19	100,000	105,500
DISH DBS Corp. 5.875% 7/15/22	100,000	100,500
DISH DBS Corp. 6.750% 6/01/21	70,000	73,500
Sirius XM Radio, Inc. (b) 3.875% 8/01/22	220,000	220,550
Virgin Media Secured Finance PLC (b) 5.250% 1/15/26	200,000	202,000

		2,777,687

Miscellaneous – Manufacturing — 0.2%
General Electric Co. 5.875% 1/14/38	244,000	315,538
Siemens Financieringsmaatschappij NV (b) 2.000% 9/15/23	550,000	527,185

		842,723

Oil & Gas — 0.3%
Antero Resources Corp. 5.000% 3/01/25	125,000	127,500
Canadian Natural Resources Ltd. 3.850% 6/01/27	171,000	174,534
Diamondback Energy, Inc. 4.750% 11/01/24	84,000	84,315
Gulfport Energy Corp. 6.375% 5/15/25	47,000	47,235
Noble Energy, Inc. 5.250% 11/15/43	140,000	154,947
Parsley Energy LLC / Parsley Finance Corp. (b) 5.375% 1/15/25	210,000	212,100
QEP Resources, Inc. 5.250% 5/01/23	39,000	39,463
QEP Resources, Inc. 5.375% 10/01/22	39,000	39,877
Shell International Finance BV 4.375% 5/11/45	415,000	466,615

		1,346,586

	Principal Amount	Value
Packaging & Containers — 0.4%
Amcor Finance USA, Inc. (b) 3.625% 4/28/26	$650,000	$640,499
Ball Corp. 4.375% 12/15/20	350,000	362,250
Graphic Packaging International, Inc. 4.125% 8/15/24	200,000	207,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	397,334	403,294
Sealed Air Corp. (b) 5.500% 9/15/25	190,000	207,100

		1,820,143

Pharmaceuticals — 1.0%
AbbVie, Inc. 1.800% 5/14/18	500,000	499,755
AbbVie, Inc. 3.600% 5/14/25	500,000	514,038
Allergan Funding SCS 2.350% 3/12/18	500,000	500,396
Allergan Funding SCS 3.800% 3/15/25	850,000	865,340
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	500,000	495,473
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	550,000	534,378
Valeant Pharmaceuticals International, Inc. (b) 5.500% 3/01/23	400,000	366,000
Valeant Pharmaceuticals International, Inc. (b) 5.500% 11/01/25	124,000	126,170
Valeant Pharmaceuticals International, Inc. (b) 5.625% 12/01/21	100,000	97,750
Valeant Pharmaceuticals International, Inc. (b) 6.125% 4/15/25	100,000	91,500

		4,090,800

Pipelines — 1.2%
Cheniere Corpus Christi Holdings LLC (b) 5.125% 6/30/27	75,000	77,580
Energy Transfer LP 5.150% 3/15/45	400,000	388,939
Florida Gas Transmission Co. LLC (b) 7.900% 5/15/19	1,000,000	1,070,774
Kinder Morgan Energy Partners LP 3.500% 9/01/23	567,000	567,365

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	$600,000	$618,295
Rockies Express Pipeline LLC (b) 5.625% 4/15/20	155,000	162,362
Rockies Express Pipeline LLC (b) 6.000% 1/15/19	75,000	77,063
Sabine Pass Liquefaction LLC (b) 4.200% 3/15/28	500,000	505,890
Sunoco Logistics Partners Operations LP 5.400% 10/01/47	644,000	648,349
TC PipeLines LP 3.900% 5/25/27	500,000	502,498
Williams Partners LP 3.600% 3/15/22	683,000	698,648

		5,317,763

Real Estate Investment Trusts (REITS) — 2.1%
Alexandria Real Estate Equities, Inc. 3.450% 4/30/25	450,000	448,505
American Tower Corp. 3.000% 6/15/23	430,000	428,874
Boston Properties LP 3.200% 1/15/25	430,000	428,630
Crown Castle International Corp. 3.200% 9/01/24	625,000	618,519
Duke Realty LP 3.875% 2/15/21	1,000,000	1,033,498
HCP, Inc. 3.875% 8/15/24	500,000	511,774
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	100,000	106,500
Realty Income Corp. 2.000% 1/31/18	750,000	749,933
SBA Communications Corp. (b) 4.000% 10/01/22	213,000	213,266
SBA Communications Corp. 4.875% 9/01/24	98,000	100,695
SL Green Operating Partnership LP 3.250% 10/15/22	500,000	498,084
Ventas Realty LP 3.500% 2/01/25	1,500,000	1,511,164
WEA Finance LLC / Westfield UK & Europe Finance PLC (b) 3.250% 10/05/20	700,000	712,258
Welltower, Inc. 4.000% 6/01/25	830,000	858,257
Welltower, Inc. 4.125% 4/01/19	750,000	763,362

		8,983,319

	Principal Amount	Value
Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (b) 4.250% 5/15/24	$299,000	$298,253
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (b) 4.750% 6/01/27	210,000	214,725
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	400,000	408,502
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	275,000	296,077

		1,217,557

Semiconductors — 0.0%
NXP BV/NXP Funding LLC (b) 4.125% 6/01/21	200,000	204,000

Software — 0.4%
CDK Global, Inc. (b) 4.875% 6/01/27	62,000	62,775
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (b) 5.750% 3/01/25	210,000	210,000
First Data Corp. (b) 5.000% 1/15/24	193,000	198,549
Microsoft Corp. 3.750% 2/12/45	635,000	668,969
Oracle Corp. 3.250% 11/15/27	430,000	437,295
Quintiles IMS, Inc. (b) 4.875% 5/15/23	175,000	180,250

		1,757,838

Telecommunications — 1.6%
AT&T, Inc. 3.950% 1/15/25	160,000	163,818
AT&T, Inc. 4.125% 2/17/26	500,000	511,428
AT&T, Inc. 4.500% 3/09/48	540,000	505,970
AT&T, Inc. 4.800% 6/15/44	760,000	751,702
AT&T, Inc. 4.900% 8/14/37	425,000	430,353
AT&T, Inc. (b) 5.150% 11/15/46	530,000	541,677
Intelsat Jackson Holdings SA (b) 9.750% 7/15/25	78,000	75,075
Level 3 Financing, Inc. 5.375% 1/15/24	46,000	45,942
Level 3 Financing, Inc. 5.625% 2/01/23	175,000	176,312
SoftBank Group Corp. (b) 4.500% 4/15/20	200,000	204,306

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sprint Communications, Inc. (b) 9.000% 11/15/18	$148,000	$155,785
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC STEP (b) 3.360% 3/20/23	604,688	608,467
T-Mobile USA, Inc. 6.625% 4/01/23	415,000	432,637
Verizon Communications, Inc. 4.522% 9/15/48	600,000	590,789
Verizon Communications, Inc. 4.862% 8/21/46	600,000	624,974
Verizon Communications, Inc. 5.150% 9/15/23	500,000	556,322
Verizon Communications, Inc. 5.250% 3/16/37	630,000	692,800

		7,068,357

Transportation — 0.1%
Burlington Northern Santa Fe LLC 4.150% 4/01/45	265,000	287,974

TOTAL CORPORATE DEBT (Cost $117,158,142)		118,430,196

MUNICIPAL OBLIGATIONS — 1.3%
Alabama Economic Settlement Authority 3.163% 9/15/25	1,000,000	1,011,140
City of New York NY 5.206% 10/01/31	750,000	876,758
Commonwealth of Massachusetts 4.910% 5/01/29	550,000	645,618
Los Angeles Unified School District 5.755% 7/01/29	1,000,000	1,223,850
New York State Dormitory Authority 5.289% 3/15/33	750,000	879,727
State of California 7.950% 3/01/36	850,000	949,212

		5,586,305

TOTAL MUNICIPAL OBLIGATIONS (Cost $5,640,756)		5,586,305

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.2%
Commercial MBS — 1.5%
7 WTC Depositor LLC Trust, Series 2012-7WTC, Class A (b) 4.082% 3/13/31	47,468	47,521
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A (b) 2.959% 12/10/30	375,000	379,246

	Principal Amount	Value
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A (b) 3.369% 3/13/35	$420,000	$429,599
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A (b) 3.251% 5/10/35	340,000	345,974
COMM Mortgage Trust, Series 2013-WWP, Class A2 (b) 3.424% 3/10/31	390,000	404,460
COMM Mortgage Trust, Series 2016-787S, Class A (b) 3.545% 2/10/36	340,000	347,034
COMM Mortgage Trust, Series 2013-300P, Class A1 (b) 4.353% 8/10/30	325,000	348,204
GS Mortgage Securities Corp Trust, Series 2012-SHOP, Class A, 144A (b) 2.933% 6/05/31	210,000	211,389
GS Mortgage Securities Corp., Series 2012-ALOH, Class A (b) 3.551% 4/10/34	370,000	381,511
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2 (b) 3.616% 11/15/43	122,427	123,383
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 2.858% 11/15/45	1,780,000	1,788,137
Morgan Stanley Capital I Trust, Series 2015-420, Class A (b) 3.727% 10/11/50	400,000	413,306
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, VRN (a) (b) 3.834% 1/13/32	330,000	341,511
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, VRN (a) (b) 3.872% 1/05/43	370,000	372,120
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 (b) 4.393% 11/15/43	500,000	522,581

		6,455,976

Home Equity ABS — 1.1%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1, 1 mo. USD LIBOR + .410%, FRN 1.962% 12/25/35	946,745	946,672
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .290%, FRN 1.842% 8/25/36	2,400,000	2,342,796

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050%, FRN 2.602% 10/25/34	$1,262,135	$1,267,310

		4,556,778

Other ABS — 1.9%
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100%, FRN (b) 2.463% 7/20/26	330,000	330,550
Blue Hill CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 1.180%, FRN (b) 2.539% 1/15/26	960,000	960,329
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3, VRN (a) 4.804% 10/25/46	1,324,034	1,271,891
First Frankin Mortgage Loan Trust, Series 2005-FF7, Class M2, 1 mo. USD LIBOR + .470%, FRN 2.022% 7/25/35	578,324	579,801
Magnetite CLO Ltd., Series 2015-12A, Class AR, 3 mo. USD LIBOR + 1.330%, FRN (b) 2.689% 4/15/27	1,060,000	1,066,937
Saxon Asset Securities Trust, Series 2007-2, Class A2C, 1 mo. USD LIBOR + .240%, FRN 1.792% 5/25/47	2,564,516	2,066,258
Saxon Asset Securities Trust, Series 2005-1, Class M1, 1 mo. USD LIBOR + .690%, FRN 2.018% 5/25/35	980,236	982,151
Voya CLO Ltd., Series 2014-3A, Class A1R, FRN (a) (b) (c) (i) 2.236% 7/25/26	1,000,000	1,000,000

		8,257,917

Student Loans ABS — 4.9%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (b) 2.252% 7/25/56	838,950	839,957
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200%, FRN 1.886% 3/28/35	1,500,000	1,424,605
Navient Student Loan Trust, Series 2015-1, Class A2, 1 mo. USD LIBOR + .600%, FRN 2.152% 4/25/40	1,100,000	1,099,999

	Principal Amount	Value
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 mo. USD LIBOR + 1.050%, FRN (b) 2.602% 7/26/66	$1,100,000	$1,128,747
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. USD LIBOR + .590%, FRN (b) 1.918% 4/25/46	1,427,920	1,426,655
Nelnet Student Loan Trust, Series 2015-3A, Class A2, 1 mo. USD LIBOR + .600%, FRN (b) 1.928% 2/27/51	1,742,809	1,738,870
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. USD LIBOR + ..750%, FRN (b) 2.302% 11/25/42	1,272,087	1,275,561
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.749% 9/15/39	2,300,000	2,184,425
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.667% 1/25/41	184,402	169,242
SLM Student Loan Trust, Series 2007-6, Class A4, 3 mo. USD LIBOR + .380%, FRN 1.747% 10/25/24	1,442,383	1,441,831
SLM Student Loan Trust, Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550%, FRN (b) 1.917% 10/25/64	1,100,000	1,088,016
SLM Student Loan Trust, Series 2012-7, Class A3, 1 mo. USD LIBOR + .650%, FRN 1.978% 5/26/26	1,100,000	1,092,349
SLM Student Loan Trust, Series 2008-1, Class A4, 3 mo. USD LIBOR + .650%, FRN 2.017% 1/25/22	1,077,174	1,072,082
SLM Student Loan Trust, Series 2003-10A, Class A3, 3 mo. LIBOR + .550%, FRN (b) 2.059% 12/15/27	1,125,088	1,124,373
SLM Student Loan Trust, Series 2012-2, Class A, 1 mo. USD LIBOR + .700%, FRN 2.252% 1/25/29	1,286,328	1,291,021
SLM Student Loan Trust, Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500%, FRN 2.867% 4/25/23	1,213,024	1,240,989

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850%, FRN 3.217% 7/25/73	$700,000	$712,801
SLM Student Loan Trust, Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250%, FRN 3.617% 10/25/83	680,000	704,441

		21,055,964

WL Collateral CMO — 4.8%
American Home Mortgage Investment Trust Series 2005-1, 3.561% 6/25/45 Class 6A 6 mo. USD LIBOR + 2.000%, FRN	1,829,294	1,859,830
Banc of America Funding Trust, Series 2016-R1, Class A1, VRN (a) (b) 2.500% 3/25/40	1,571,474	1,549,388
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4, VRN (a) 3.394% 3/25/37	659,491	658,045
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400%, FRN 3.630% 10/25/35	780,070	798,665
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, VRN (a) 3.673% 11/25/35	1,091,318	1,073,288
HarborView Mortgage Loan Trust Series 2006-10, 1.695% 11/19/36 Class 1A1A 1 mo. USD LIBOR + ..200%, FRN	2,219,795	1,964,549
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520%, FRN 2.072% 4/25/35	1,437,545	1,381,328
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .270%, FRN 1.822% 10/25/36	2,260,776	1,488,882
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, VRN (a) 3.326% 10/25/35	1,316,173	1,148,141
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA + .840%, FRN (b) 1.842% 11/26/46	1,150,422	1,109,994
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070%, FRN 2.622% 2/25/35	2,296,558	2,249,077

	Principal Amount	Value
Nomura Resecuritization Trust, Series 2015-1R, Class 6A1, 1 mo. USD LIBOR + .210%, FRN (b) 1.544% 5/26/47	$568,318	$560,697
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .290%, FRN 1.842% 10/25/45	1,189,839	1,163,011
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .330%, FRN 1.882% 1/25/45	1,153,924	1,138,304
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 Class 3A2 5.750% 2/25/36	1,205,731	1,160,607
Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 2A6, VRN (a) 3.581% 1/25/35	275,266	278,488
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 3A1, VRN (a) 3.612% 4/25/36	1,096,708	1,109,598

		20,691,892

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $59,634,079)		61,018,527

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 30.3%
Collateralized Mortgage Obligations — 1.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series KF34, 1.732% 8/25/24 Class A FRN (a)	859,977	861,262
Series S8FX, 3.291% 3/25/27 Class A2	1,775,000	1,804,670
Federal Home Loan Mortgage Corp. REMICS Series 4639, 1.750% 4/15/53 Class HZ STEP	1,389,080	1,300,782
Federal National Mortgage Association Series 2017-M11, 1.708% 9/25/24 Class FA FRN (a)	1,072,231	1,070,778

		5,037,492

Pass-Through Securities — 29.2%
Federal Home Loan Mortgage Corp.
Pool #G18622 2.500% 12/01/31	999,498	998,483

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G18626 2.500% 1/01/32	$970,509	$969,524
Pool #G18592 3.000% 3/01/31	659,086	671,521
Pool #G18627 3.000% 1/01/32	1,922,734	1,959,011
Pool #G08710 3.000% 6/01/46	421,078	421,653
Pool #G08715 3.000% 8/01/46	3,214,652	3,219,047
Pool #G08726 3.000% 10/01/46	3,078,436	3,081,682
Pool #G08732 3.000% 11/01/46	1,079,857	1,080,996
Pool #G08737 3.000% 12/01/46	387,606	388,015
Pool #G08741 3.000% 1/01/47	2,670,012	2,671,994
Pool #G08747 3.000% 2/01/47	764,385	764,952
Pool #G08791 3.000% 12/01/47	997,163	997,903
Pool #G07848 3.500% 4/01/44	2,786,355	2,890,843
Pool #G60023 3.500% 4/01/45	2,917,643	3,024,319
Pool #G08698 3.500% 3/01/46	2,726,707	2,803,396
Pool #G08711 3.500% 6/01/46	1,723,663	1,771,064
Pool #G08716 3.500% 8/01/46	2,380,220	2,445,676
Pool #G67700 3.500% 8/01/46	1,584,322	1,637,050
Pool #G08722 3.500% 9/01/46	413,704	425,081
Pool #G08742 3.500% 1/01/47	1,657,854	1,703,575
Pool #G67703 3.500% 4/01/47	2,257,094	2,331,508
Pool #G08757 3.500% 4/01/47	565,389	580,981
Pool #G67706 3.500% 12/01/47	1,516,595	1,567,069
Pool #G08677 4.000% 11/01/45	1,453,873	1,522,194
Pool #G60344 4.000% 12/01/45	1,934,216	2,042,940
Pool #G08707 4.000% 5/01/46	1,891,293	1,978,396
Federal Home Loan Mortgage Corp. TBA Pool #648 3.500% 1/01/45 (d)	1,185,000	1,217,217

	Principal Amount	Value
Federal National Mortgage Association
Pool #AM0359 2.310% 8/01/22	$500,000	$496,071
Pool #AM0992 2.340% 11/01/22	820,000	813,588
Pool #AM1402 2.420% 11/01/22	945,000	941,095
Pool #AM0827 2.600% 11/01/22	977,706	982,251
Pool #AM2808 2.700% 3/01/23	375,000	378,110
Pool #AN1089 2.740% 3/01/26	690,000	685,112
Pool #AL6829 2.964% 5/01/27	1,353,192	1,361,575
Pool #MA2915 3.000% 2/01/27	1,003,895	1,025,267
Pool #MA1607 3.000% 10/01/33	793,907	809,351
Pool #AM9188 3.120% 6/01/35	780,000	774,027
Pool #FN0039 3.201% 9/01/27	819,524	838,514
Pool #AN4431 3.220% 1/01/27	805,000	823,973
Pool #AM9623 3.340% 7/01/30	755,000	777,848
Pool #AB4262 3.500% 1/01/32	814,846	847,377
Pool #MA1512 3.500% 7/01/33	375,540	390,532
Pool #MA1148 3.500% 8/01/42	2,588,742	2,658,516
Pool #469621 3.650% 11/01/21	1,563,109	1,629,551
Pool #AM4109 3.850% 8/01/25	416,097	442,702
Pool #AM4108 3.850% 8/01/25	374,019	397,935
Pool #466960 3.890% 12/01/20	1,116,422	1,162,928
Pool #466919 3.930% 1/01/21	1,451,913	1,515,585
Pool #AM4236 3.940% 8/01/25	620,075	663,031
Pool #468551 3.980% 7/01/21	1,230,000	1,293,670
Pool #MA3027 4.000% 6/01/47	1,281,450	1,341,067
Pool #AS9830 4.000% 6/01/47	1,258,267	1,319,951
Pool #AS9972 4.000% 7/01/47	1,092,740	1,146,310

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA3088 4.000% 8/01/47	$1,814,111	$1,898,793
Pool #931504 4.500% 7/01/39	109,759	118,089
Pool #986268 5.000% 7/01/38	1,616	1,753
Pool #AD6374 5.000% 5/01/40	34,247	37,069
Pool #AI2733 5.000% 5/01/41	276,204	298,322
Pool #977014 5.500% 5/01/38	42,783	47,540
Pool #985524 5.500% 6/01/38	34,419	38,193
Pool #988578 5.500% 8/01/38	229,125	254,248
Pool #995482 5.500% 1/01/39	178,278	198,049
Federal National Mortgage Association TBA
Pool #4241 3.000% 5/01/44 (d)	2,145,000	2,145,503
Pool #1963 3.500% 10/01/44 (d)	9,360,000	9,613,744
Pool #9174 4.000% 3/01/44 (d)	290,000	303,322
Pool #18718 4.500% 11/01/41 (d)	7,920,000	8,426,137
Government National Mortgage Association
Pool #MA4719 3.500% 9/20/47	595,013	616,187
Pool #MA4838 4.000% 11/20/47	1,082,582	1,135,654
Pool #MA3666 5.000% 5/20/46	362,564	386,967
Pool #MA4199 5.000% 1/20/47	411,670	439,377
Pool #MA4722 5.000% 9/20/47	1,174,555	1,258,013
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	2,726,931	2,754,307
Pool #MA3521 3.500% 3/20/46	1,151,583	1,192,114
Pool #MA3597 3.500% 4/20/46	745,159	771,385
Pool #MA3663 3.500% 5/20/46	536,004	554,702
Pool #MA3736 3.500% 6/20/46	1,045,565	1,082,038
Pool #MA3937 3.500% 9/20/46	422,409	437,144

	Principal Amount	Value
Pool #MA4127 3.500% 12/20/46	$1,417,046	$1,466,477
Pool #MA4262 3.500% 2/20/47	1,662,450	1,720,441
Pool #MA4382 3.500% 4/20/47	461,164	477,251
Pool #MA4454 5.000% 5/20/47	943,849	1,015,043
Government National Mortgage Association II TBA
Pool #188 3.000% 4/01/45 (d)	2,445,000	2,467,540
Pool #207 3.500% 5/01/45 (d)	2,100,000	2,171,860
Pool #232 4.000% 1/24/48 (d)	1,015,000	1,058,296
Pool #872 4.500% 7/01/42 (d)	9,910,000	10,397,758

		125,465,343

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $131,666,070)		130,502,835

U.S. TREASURY OBLIGATIONS — 27.0%
U.S. Treasury Bonds & Notes — 27.0%
U.S. Treasury Bond 2.750% 11/15/47	21,580,000	21,615,404
U.S. Treasury Inflation Index 0.125% 4/15/22	2,687,842	2,668,914
U.S. Treasury Inflation Index 0.125% 7/15/26	3,128,342	3,056,675
U.S. Treasury Inflation Index 0.375% 7/15/27	2,223,478	2,211,639
U.S. Treasury Inflation Index 0.875% 2/15/47	4,342,863	4,512,869
U.S. Treasury Note 1.500% 10/31/19	11,250,000	11,173,315
U.S. Treasury Note 1.750% 12/31/19	1,395,000	1,394,399
U.S. Treasury Note 2.000% 10/31/22	9,980,000	9,893,454
U.S. Treasury Note 2.000% 11/30/22	30,070,000	29,799,839
U.S. Treasury Note 2.125% 12/31/22	19,110,000	19,030,126
U.S. Treasury Note 2.250% 11/15/27	10,935,000	10,782,080

		116,138,714

TOTAL U.S. TREASURY OBLIGATIONS (Cost $115,837,091)		116,138,714

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL BONDS & NOTES (Cost $431,780,072)		$433,522,041

TOTAL LONG-TERM INVESTMENTS (Cost $431,780,072)		433,522,041

SHORT-TERM INVESTMENTS — 13.1%
Repurchase Agreement — 6.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/29/17, 0.540%, due 1/02/18 (e)	$27,331,719	27,331,719

Sovereign Debt Obligations — 4.4%
Japan Treasury Discount Bill, JPY, 0.000%, due 1/10/18 (f)	840,000,000	7,455,226
Japan Treasury Discount Bill, JPY, 0.000%, due 2/26/18 (f)	340,000,000	3,018,186
Japan Treasury Discount Bill, JPY, 0.000%, due 3/26/18 (f)	925,000,000	8,212,186

		18,685,598

U.S. Treasury Bill — 2.3%
U.S. Treasury Bill (g) 0.000% 3/01/18	211,000	210,568
U.S. Treasury Bill (g) 0.000% 3/01/18	52,000	51,893
U.S. Treasury Bill 0.000% 4/19/18	9,780,000	9,739,450

		10,001,911

TOTAL SHORT-TERM INVESTMENTS (Cost $56,047,224)		56,019,228

TOTAL INVESTMENTS — 113.8% (Cost $487,827,296) (h)		489,541,269

Other Assets/(Liabilities) — (13.8)%		(59,483,701)

NET ASSETS — 100.0%		$430,057,568

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at 12/31/17.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to a value of $42,500,296 or 9.88% of net assets.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2017, these securities amounted to a value of $1,000,000 or 0.23% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Maturity value of $27,333,359. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 2/15/24, and an aggregate market value, including accrued interest, of $27,879,883.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.
(i)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Forward contracts at December 31, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
JPY	840,000,000	Goldman Sachs International*	1/10/18	$7,489,101	$32,140
JPY	340,000,000	Goldman Sachs International*	2/26/18	3,036,646	11,466
JPY	925,000,000	Goldman Sachs International*	3/26/18	8,283,632	39,932

				$18,809,379	$83,538

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at December 31, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Ultra Long Bond	3/20/18	3	$493,888	$9,081
U.S. Treasury Note 2 Year	3/29/18	212	45,472,072	(80,884)
U.S. Treasury Note 5 Year	3/29/18	145	16,893,494	(49,705)

				$(121,508)

Future Contract — Short
Euro-BOBL	3/08/18	55	$(8,714,285)	$29,116

Currency Legend

EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2017

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$376,980,199	$516,911,689
Repurchase agreements, at value (Note 2) (b)	1,084,037	9,036,108
Other short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	378,064,236	525,947,797

Foreign currency, at value (e)	-	50,085
Receivables from:
Investments sold	469,233	668,242
Fund shares sold	153,371	25,221
Interest and dividends	103,571	999,970
Foreign taxes withheld	-	2,473

Total assets	378,790,411	527,693,788

Liabilities:
Payables for:
Investments purchased	127,742	179,128
Foreign currency overdraft	-	-
Fund shares repurchased	108,910	189,768
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	58,476	87,947
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	242,673	335,501
Administration fees	-	-
Service fees	46,731	53,680
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	60,415	47,201

Total liabilities	644,947	893,225

Net assets	$378,145,464	$526,800,563

Net assets consist of:
Paid-in capital	$147,873,944	$346,890,342
Undistributed (accumulated) net investment income (loss)	(55,713)	9,475,861
Accumulated net realized gain (loss) on investments and foreign currency transactions	71,987,823	48,084,157
Net unrealized appreciation (depreciation) on investments and foreign currency translations	158,339,410	122,350,203

Net assets	$378,145,464	$526,800,563

(a) Cost of investments:	$218,640,792	$394,565,446
(b) Cost of repurchase agreements:	$1,084,037	$9,036,108
(c) Cost of other short-term investments:	$-	$-
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$49,589

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$731,762,722	$66,174,165	$386,833,797	$127,687,398	$233,039,673
8,673,848	1,230,285	13,002,320	-	5,893,795
654,309	-	-	34,522	-

741,090,879	67,404,450	399,836,117	127,721,920	238,933,468

-	8,291	-	-	-

778,042	-	12,624	-	-
5,011	15,547	10,993	20,483	110,067
757,255	76,346	497,222	13,583	294,767
-	-	518,028	-	52,894

742,631,187	67,504,634	400,874,984	127,755,986	239,391,196

256,832	-	1,781,496	-	-
-	-	35	-	-
15,446	40,034	140,211	64,579	81,414
-	-	4,039,373	-	-
113,192	16,805	63,769	22,839	29,366
36,370	-	-	-	-

59,976	40,232	295,752	68,665	121,482
55,280	8,621	-	16,613	30,370
30,134	6,100	7,228	4,131	7,943
-	-	-	-	-
62,120	29,967	246,405	38,422	26,261

629,350	141,759	6,574,269	215,249	296,836

$742,001,837	$67,362,875	$394,300,715	$127,540,737	$239,094,360

$404,879,657	$22,803,193	$332,834,147	$67,871,639	$155,230,944
12,530,229	1,670,547	6,148,272	1,224,164	3,690,269
18,975,098	35,874,361	(11,026,943)	31,139,063	19,438,646
305,616,853	7,014,774	66,345,239	27,305,871	60,734,501

$742,001,837	$67,362,875	$394,300,715	$127,540,737	$239,094,360

$426,265,111	$59,159,390	$320,345,498	$100,381,527	$172,306,238
$8,673,848	$1,230,285	$13,002,320	$-	$5,893,795
$654,396	$-	$-	$34,522	$-
$-	$-	$3,923,282	$-	$-
$-	$8,291	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$301,054,472	$440,607,206

Shares outstanding (a)	17,295,038	35,255,317

Net asset value, offering price and redemption price per share	$17.41	$12.50

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$77,090,992	$86,193,357

Shares outstanding (a)	4,565,881	6,969,081

Net asset value, offering price and redemption price per share	$16.88	$12.37

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$382,812,978	$-	$-

-	-	34,018,102	-	-

$-	$-	$11.25	$-	$-

$66,373,554	$-	$-	$-	$-

2,140,595	-	-	-	-

$31.01	$-	$-	$-	$-

$186,673,763	$57,382,092	$-	$120,665,625	$225,882,552

6,019,002	4,522,790	-	9,328,100	14,648,295

$31.01	$12.69	$-	$12.94	$15.42

$440,242,392	$-	$-	$-	$-

14,215,975	-	-	-	-

$30.97	$-	$-	$-	$-

$-	$-	$11,487,737	$-	$-

-	-	1,027,219	-	-

$-	$-	$11.18	$-	$-

$48,712,128	$9,980,783	$-	$6,875,112	$13,211,808

1,616,841	797,273	-	539,830	869,195

$30.13	$12.52	$-	$12.74	$15.20

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$242,487,186	$140,419,866
Repurchase agreements, at value (Note 2) (b)	1,418,260	1,989,656
Other short-term investments, at value (Note 2) (c)	16,797	9,210

Total investments (d)	243,922,243	142,418,732

Foreign currency, at value (e)	16,327	-
Receivables from:
Investments sold	1,003,168	-
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	23,561	57,257
Interest and dividends	202,507	128,024
Foreign taxes withheld	366,519	-

Total assets	245,534,325	142,604,013

Liabilities:
Payables for:
Investments purchased	73,573	-
Written options outstanding, at value (Note 2) (f)	-	-
Fund shares repurchased	48,703	25,046
Securities on loan (Note 2)	4,245,862	-
Trustees’ fees and expenses (Note 3)	28,977	29,894
Affiliates (Note 3):
Investment advisory fees	122,524	60,403
Administration fees	30,631	-
Service fees	9,918	18,596
Due to custodian	16,796	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	91,102	29,684

Total liabilities	4,668,086	163,623

Net assets	$240,866,239	$142,440,390

Net assets consist of:
Paid-in capital	$155,496,499	$88,172,872
Undistributed (accumulated) net investment income (loss)	2,602,686	1,276,731
Accumulated net realized gain (loss) on investments and foreign currency transactions	28,943,620	(32,996)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	53,823,434	53,023,783

Net assets	$240,866,239	$142,440,390

(a) Cost of investments:	$188,639,111	$87,396,083
(b) Cost of repurchase agreements:	$1,418,260	$1,989,656
(c) Cost of other short-term investments:	$16,797	$9,210
(d) Securities on loan with market value of:	$4,128,197	$-
(e) Cost of foreign currency:	$16,321	$-
(f) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$311,358,106	$186,563,281	$114,102,767	$183,231,124	$480,331,513
5,662,073	3,874,880	496,080	4,573,145	12,502,566
-	-	-	-	15,350

317,020,179	190,438,161	114,598,847	187,804,269	492,849,429

-	96,586	-	18,930	2,671

-	1,808,877	-	312,480	318,009
-	62,572	-	-	-
-	19,572	-	-	-
69,531	20,093	20,633	11,458	22,426
480,713	65,899	70,977	187,312	239,645
-	406,116	16,217	-	-

317,570,423	192,917,876	114,706,674	188,334,449	493,432,180

232,347	662,621	-	65,581	172,293
-	-	-	3,332,778	-
65,190	54,136	78,001	98,665	87,500
-	686,750	-	-	18,846,121
38,213	14,299	26,685	50,807	68,023

174,443	128,803	63,832	117,848	311,857
-	24,151	-	-	-
16,752	2,095	4,365	21,434	56,972
-	-	-	113,799	15,851
-	-	-	-	-
49,968	132,040	34,683	98,212	61,895

576,913	1,704,895	207,566	3,899,124	19,620,512

$316,993,510	$191,212,981	$114,499,108	$184,435,325	$473,811,668

$216,655,660	$160,016,276	$74,213,597	$144,261,713	$270,035,825
5,247,136	2,677,223	608,991	2,033,496	(275,603)
69,593,510	(842,823)	7,311,578	(13,611,342)	59,675,489
25,497,204	29,362,305	32,364,942	51,751,458	144,375,957

$316,993,510	$191,212,981	$114,499,108	$184,435,325	$473,811,668

$285,860,910	$157,215,654	$81,737,825	$130,779,760	$335,955,709
$5,662,073	$3,874,880	$496,080	$4,573,145	$12,502,566
$-	$-	$-	$-	$15,350
$-	$665,020	$-	$-	$18,406,489
$-	$95,329	$-	$18,250	$2,632
$-	$-	$-	$2,632,194	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$111,830,261

Shares outstanding (a)	-	6,431,714

Net asset value, offering price and redemption price per share	$-	$17.39

Class I shares:
Net assets	$206,794,918	$-

Shares outstanding (a)	15,854,481	-

Net asset value, offering price and redemption price per share	$13.04	$-

Class II shares:
Net assets	$18,082,094	$-

Shares outstanding (a)	1,359,989	-

Net asset value, offering price and redemption price per share	$13.30	$-

Service Class shares:
Net assets	$-	$30,610,129

Shares outstanding (a)	-	1,772,656

Net asset value, offering price and redemption price per share	$-	$17.27

Service Class I shares:
Net assets	$15,989,227	$-

Shares outstanding (a)	1,239,748	-

Net asset value, offering price and redemption price per share	$12.90	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$289,310,290	$-	$106,988,733	$150,737,313	$382,666,185

22,739,092	-	10,011,172	11,930,279	23,635,218

$12.72	$-	$10.69	$12.63	$16.19

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$187,213,127	$-	$-	$-

-	15,637,440	-	-	-

$-	$11.97	$-	$-	$-

$27,683,220	$-	$7,510,375	$33,698,012	$91,145,483

2,200,716	-	723,899	2,689,474	5,823,068

$12.58	$-	$10.37	$12.53	$15.65

$-	$3,999,854	$-	$-	$-

-	336,006	-	-	-

$-	$11.90	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$474,432,494	$243,045,945
Repurchase agreements, at value (Note 2) (b)	13,347,640	3,259,445
Other short-term investments, at value (Note 2) (c)	-	7,373

Total investments (d)	487,780,134	246,312,763

Cash	-	-
Foreign currency, at value (e)	1	11
Receivables from:
Investments sold	924,813	604,048
Investments sold on a when-issued basis (Note 2)	-	-
Open forward contracts (Note 2)	6,586	-
Investment adviser (Note 3)	-	-
Fund shares sold	31,682	107,981
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	1,058,038	227,550
Interest tax reclaim receivable	-	-

Total assets	489,801,254	247,252,353

Liabilities:
Payables for:
Investments purchased	561,315	587,963
Open forward contracts (Note 2)	255,320	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	139,672	97,662
Securities on loan (Note 2)	-	31,758,905
Trustees’ fees and expenses (Note 3)	80,500	49,880
Affiliates (Note 3):
Investment advisory fees	347,315	188,894
Administration fees	-	-
Service fees	30,852	9,875
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	61,443	31,171

Total liabilities	1,476,417	32,724,350

Net assets	$488,324,837	$214,528,003

Net assets consist of:
Paid-in capital	$373,001,432	$153,233,960
Undistributed (accumulated) net investment income (loss)	7,226,444	(48,314)
Accumulated net realized gain (loss) on investments and foreign currency transactions	42,878,850	22,395,404
Net unrealized appreciation (depreciation) on investments and foreign currency translations	65,218,111	38,946,953

Net assets	$488,324,837	$214,528,003

(a) Cost of investments:	$408,966,309	$204,098,992
(b) Cost of repurchase agreements:	$13,347,640	$3,259,445
(c) Cost of other short-term investments:	$-	$7,373
(d) Securities on loan with market value of:	$-	$31,000,863
(e) Cost of foreign currency:	$1	$11

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$112,274,972	$228,001,620	$433,522,041
1,761,372	4,868,316	27,331,719
-	-	28,687,509

114,036,344	232,869,936	489,541,269

-	-	5,748
-	-	1

-	-	-
-	-	2,475,921
-	-	83,538
1	-	14,112
100,998	6,808	44,779
-	-	27,142
181,542	250,800	1,899,898
-	-	101

114,318,885	233,127,544	494,092,509

-	379,259	23,156,830
-	-	-
-	-	40,329,316
89,228	96,231	159,085
4,160,883	-	-
15,320	38,551	50,361

75,345	147,563	145,646
14,127	-	54,617
12,530	13,652	13,643
-	-	-
24,827	35,524	125,443

4,392,260	710,780	64,034,941

$109,926,625	$232,416,764	$430,057,568

$69,020,991	$163,420,975	$424,011,578
288,981	951,221	7,545,522
6,125,422	23,021,877	(3,204,651)
34,491,231	45,022,691	1,705,119

$109,926,625	$232,416,764	$430,057,568

$77,783,741	$182,978,929	$431,780,072
$1,761,372	$4,868,316	$27,331,719
$-	$-	$28,715,505
$4,051,218	$-	$-
$-	$-	$1

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2017

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$438,601,435	$198,403,664

Shares outstanding (a)	36,118,771	13,247,317

Net asset value, offering price and redemption price per share	$12.14	$14.98

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$49,723,402	$16,124,339

Shares outstanding (a)	4,158,898	1,130,224

Net asset value, offering price and redemption price per share	$11.96	$14.27

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$210,030,404	$-

-	15,014,963	-

$-	$13.99	$-

$89,256,042	$-	$408,199,459

5,281,654	-	39,398,453

$16.90	$-	$10.36

$-	$22,386,360	$-

-	1,615,850	-

$-	$13.85	$-

$20,670,583	$-	$21,858,109

1,257,963	-	2,128,425

$16.43	$-	$10.27

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2017

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$2,960,312	$13,379,991
Interest	2,120	88,365
Securities lending net income	-	-

Total investment income	2,962,432	13,468,356

Expenses (Note 3):
Investment advisory fees	2,777,607	3,760,416
Custody fees	57,796	58,026
Audit fees	36,229	35,685
Legal fees	3,039	4,657
Proxy fees	976	976
Shareholder reporting fees	46,305	57,451
Trustees’ fees	25,369	34,353

	2,947,321	3,951,564
Administration fees:
Class I	-	-
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	154,344	199,005
Service Class I	-	-

Total expenses	3,101,665	4,150,569
Expenses waived:
Initial Class advisory fees waived	-	(126,697)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(23,884)
Service Class I advisory fees waived	-	-

Net expenses	3,101,665	3,999,988

Net investment income (loss)	(139,233)	9,468,368

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	72,878,094	49,556,881
Futures contracts	-	-
Foreign currency transactions	406	9,587

Net realized gain (loss)	72,878,500	49,566,468

Net change in unrealized appreciation (depreciation) on:
Investment transactions	42,058,451	17,112,411
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(29)	3,640

Net change in unrealized appreciation (depreciation)	42,058,422	17,116,051

Net realized gain (loss) and change in unrealized appreciation (depreciation)	114,936,922	66,682,519

Net increase (decrease) in net assets resulting from operations	$114,797,689	$76,150,887

(a) Net of foreign withholding tax of:	$1,142	$152,125
* Net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$13,856,954	$2,516,000	$10,498,535	$2,513,863	$5,537,046
14,636	2,354	3,789	196	4,826
-	-	130,198	-	-

13,871,590	2,518,354	10,632,522	2,514,059	5,541,872

654,949	608,296	3,425,092	927,214	1,361,763
75,427	12,229	191,277	34,413	27,349
36,465	35,378	41,516	35,426	35,481
5,319	1,047	3,120	1,357	1,881
976	976	976	976	976
68,283	18,697	43,849	22,097	29,975
46,882	6,658	26,439	10,564	15,445

888,301	683,281	3,732,269	1,032,047	1,472,870

197,068	-	-	-	-
286,655	117,491	-	216,080	323,701
136,515	12,859	-	8,246	16,739

-	-	27,139	-	-
113,763	21,431	-	13,743	27,899

1,622,302	835,062	3,759,408	1,270,116	1,841,209

-	-	-	-	-
-	-	-	-	(11,183)
-	-	-	-	-
-	-	-	-	(584)

1,622,302	835,062	3,759,408	1,270,116	1,829,442

12,249,288	1,683,292	6,873,114	1,243,943	3,712,430

24,070,873	35,904,705	4,499,409	31,280,948	19,462,414
1,672,991	-	-	-	-
-	2,583	(74,273)	253	2,012

25,743,864	35,907,288	4,425,136	31,281,201	19,464,426

96,178,429	(19,195,107)	63,806,023 *	4,712,494	9,095,583
243,447	-	-	-	-
-	(1)	32,902	-	5,067

96,421,876	(19,195,108)	63,838,925	4,712,494	9,100,650

122,165,740	16,712,180	68,264,061	35,993,695	28,565,076

$134,415,028	$18,395,472	$75,137,175	$37,237,638	$32,277,506

$-	$4,204	$1,024,488	$527	$44,355
$-	$-	$(141,034)	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2017

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$4,688,545	$2,125,572
Interest	1,408	1,706
Securities lending net income	25,083	-
Non cash income	-	-

Total investment income	4,715,036	2,127,278

Expenses (Note 3):
Investment advisory fees	1,464,190	674,635
Custody fees	102,562	16,296
Audit fees	44,545	35,414
Legal fees	2,066	1,098
Proxy fees	976	976
Shareholder reporting fees	31,637	17,466
Trustees’ fees	16,778	9,208

	1,662,754	755,093
Administration fees:
Class I	318,718	-
Class II	25,686	-
Service Class I	21,644	-
Service fees:
Service Class	-	66,959
Service Class I	36,073	-

Total expenses	2,064,875	822,052
Expenses waived:
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-

Net expenses	2,064,875	822,052

Net investment income (loss)	2,650,161	1,305,226

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	28,876,764	9,536,539
Written options	-	-
Foreign currency transactions	(21,219)	(297)
Forward contracts	-	-

Net realized gain (loss)	28,855,545	9,536,242

Net change in unrealized appreciation (depreciation) on:
Investment transactions	21,850,079 *	17,668,759
Written options	-	-
Translation of assets and liabilities in foreign currencies	20,887	-
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	21,870,966	17,668,759

Net realized gain (loss) and change in unrealized appreciation (depreciation)	50,726,511	27,205,001

Net increase (decrease) in net assets resulting from operations	$53,376,672	$28,510,227

(a) Net of foreign withholding tax of:	$277,299	$23,661
* Net increase (decrease) in accrued foreign capital gains tax of:	$(23,639)	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$7,389,831	$4,043,457	$1,371,073	$3,743,993	$3,169,172
14,278	1,795	1,224	4,399	79,567
-	55,796	-	-	92,506
-	547,469	94,971	-	-

7,404,109	4,648,517	1,467,268	3,748,392	3,341,245

1,924,037	1,422,892	730,744	1,389,351	3,517,812
53,391	162,861	17,884	198,393	61,478
36,174	40,740	35,391	35,451	36,291
2,374	1,404	1,640	1,540	3,706
976	976	976	976	976
35,105	22,743	25,278	22,176	52,773
20,421	12,149	7,804	12,724	31,222

2,072,478	1,663,765	819,717	1,660,611	3,704,258

-	-	-	-	-
-	263,591	-	-	-
-	3,202	-	-	-

58,412	-	13,077	83,402	205,175
-	5,336	-	-	-

2,130,890	1,935,894	832,794	1,744,013	3,909,433

-	(150,109)	-	-	-
-	(1,842)	-	-	-

2,130,890	1,783,943	832,794	1,744,013	3,909,433

5,273,219	2,864,574	634,474	2,004,379	(568,188)

69,866,154	15,992,654	7,311,742	3,844,803	60,271,717
-	-	-	(13,105,498)	-
5,322	(11,055)	-	-	(420)
-	194,046	-	-	-

69,871,476	16,175,645	7,311,742	(9,260,695)	60,271,297

(27,080,867)	27,068,163 *	24,299,190	23,669,414	40,371,557
-	-	-	(475,605)	-
182	50,632	-	1,207	139
-	(231,452)	-	-	-

(27,080,685)	26,887,343	24,299,190	23,195,016	40,371,696

42,790,791	43,062,988	31,610,932	13,934,321	100,642,993

$48,064,010	$45,927,562	$32,245,406	$15,938,700	$100,074,805

$190,588	$445,692	$41,628	$-	$21,448
$-	$(51,702)	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2017

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$12,158,071	$1,694,219
Interest (b)	16,083	3,458
Securities lending net income	-	144,467

Total investment income	12,174,154	1,842,144

Expenses (Note 3):
Investment advisory fees	3,980,273	2,167,049
Custody fees	58,374	36,804
Audit fees	36,307	38,106
Legal fees	3,943	1,718
Proxy fees	976	976
Shareholder reporting fees	57,430	25,038
Trustees’ fees	32,453	14,303

	4,169,756	2,283,994
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	116,115	35,949
Service Class I	-	-

Total expenses	4,285,871	2,319,943
Expenses waived:
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Initial Class advisory fees waived	-	(9,939)
Class II advisory fees waived	-	-
Service Class advisory fees waived	-	(782)
Service Class I advisory fees waived	-	-

Net expenses	4,285,871	2,309,222

Net investment income (loss)	7,888,283	(467,078)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	47,556,258	23,786,765
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	3,509	(1,488)
Forward contracts	(566,119)	-

Net realized gain (loss)	46,993,648	23,785,277

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(2,166,009)	19,597,256
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	135	286
Forward contracts	(174,420)	-

Net change in unrealized appreciation (depreciation)	(2,340,294)	19,597,542

Net realized gain (loss) and change in unrealized appreciation (depreciation)	44,653,354	43,382,819

Net increase (decrease) in net assets resulting from operations	$52,541,637	$42,915,741

(a) Net of foreign withholding tax of:	$127,490	$6,236
(b) Net of foreign withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$1,311,958	$2,818,777	$-
2,454	4,288	10,377,692
19,962	-	-

1,334,374	2,823,065	10,377,692

837,623	1,666,440	1,694,293
17,102	19,814	102,063
36,034	35,475	98,788
863	1,850	3,456
976	976	976
14,947	28,019	56,944
7,137	15,180	29,167

914,682	1,767,754	1,985,687

130,808	-	605,151
26,247	-	30,208

-	50,522	-
43,744	-	50,347

1,115,481	1,818,276	2,671,393

-	-	(75,762)
-	-	(3,860)
-	-	-
(43,593)	-	-
-	-	-
(8,758)	-	-

1,063,130	1,818,276	2,591,771

271,244	1,004,789	7,785,921

6,262,328	23,444,864	(429,812)
-	-	(137,589)
-	-	(1,097)
-	-	197,620
-	-	(153,710)

6,262,328	23,444,864	(524,588)

5,180,820	3,802,915	5,591,275
-	-	(31,325)
-	-	-
-	-	(281,145)

5,180,820	3,802,915	5,278,805

11,443,148	27,247,779	4,754,217

$11,714,392	$28,252,568	$12,540,138

$3,270	$2,928	$-
$-	$-	$190

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(139,233)	$(2,321)
Net realized gain (loss)	72,878,500	31,710,233
Net change in unrealized appreciation (depreciation)	42,058,422	(29,103,596)

Net increase (decrease) in net assets resulting from operations	114,797,689	2,604,316

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(32,493)	-
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	(32,493)	-

From net realized gains:
Initial Class	(25,580,003)	(44,016,658)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(5,770,103)	(5,513,029)
Service Class I	-	-

Total distributions from net realized gains	(31,350,106)	(49,529,687)

Net fund share transactions (Note 5):
Initial Class	(102,659,338)	(14,216,357)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	17,290,881	10,100,450
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(85,368,457)	(4,115,907)

Total increase (decrease) in net assets	(1,953,367)	(51,041,278)
Net assets
Beginning of year	380,098,831	431,140,109

End of year	$378,145,464	$380,098,831

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(55,713)	$(33,171)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$9,468,368	$10,635,854	$12,249,288	$8,729,346
49,566,468	35,667,359	25,743,864	20,006,619
17,116,051	32,950,785	96,421,876	21,401,004

76,150,887	79,253,998	134,415,028	50,136,969

(9,221,700)	(8,080,286)	-	-
-	-	(624,117)	(1,138,655)
-	-	(2,272,325)	(3,098,350)
-	-	(5,304,119)	(3,556,322)
(1,575,413)	(1,211,150)	-	-
-	-	(395,720)	(617,842)

(10,797,113)	(9,291,436)	(8,596,281)	(8,411,169)

(27,939,287)	(40,910,962)	-	-
-	-	(1,703,715)	(1,622,191)
-	-	(5,142,562)	(3,906,075)
-	-	(10,821,040)	(4,183,965)
(5,273,575)	(6,930,496)	-	-
-	-	(1,247,272)	(962,234)

(33,212,862)	(47,841,458)	(18,914,589)	(10,674,465)

304,296	(14,762,650)	-	-
-	-	(10,341,658)	(13,086,785)
-	-	(18,748,239)	(384,062)
-	-	100,677,105	94,690,407
3,404,774	11,031,372	-	-
-	-	(464,084)	874,480

3,709,070	(3,731,278)	71,123,124	82,094,040

35,849,982	18,389,826	178,027,282	113,145,375

490,950,581	472,560,755	563,974,555	450,829,180

$526,800,563	$490,950,581	$742,001,837	$563,974,555

$9,475,861	$10,818,884	$12,530,229	$8,699,279

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,683,292	$1,625,429
Net realized gain (loss)	35,907,288	12,576,129
Net change in unrealized appreciation (depreciation)	(19,195,108)	10,422,355

Net increase (decrease) in net assets resulting from operations	18,395,472	24,623,913

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(1,400,996)	(2,228,977)
Service Class	-	-
Service Class I	(222,205)	(75,702)

Total distributions from net investment income	(1,623,201)	(2,304,679)

From net realized gains:
Class II	(10,927,302)	(9,579,688)
Service Class I	(1,679,164)	(406,428)

Total distributions from net realized gains	(12,606,466)	(9,986,116)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(76,022,756)	(30,259,067)
Service Class	-	-
Service Class I	3,401,694	(715,507)

Increase (decrease) in net assets from fund share transactions	(72,621,062)	(30,974,574)

Total increase (decrease) in net assets	(68,455,257)	(18,641,456)
Net assets
Beginning of year	135,818,132	154,459,588

End of year	$67,362,875	$135,818,132

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,670,547	$1,607,936

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$6,873,114	$7,698,670	$1,243,943	$1,396,083
4,425,136	(10,744,191)	31,281,201	14,186,025
63,838,925	7,900,012	4,712,494	(9,193,322)

75,137,175	4,854,491	37,237,638	6,388,786

(7,849,280)	(6,733,929)	-	-
-	-	(1,314,332)	(1,164,469)
(200,743)	(193,084)	-	-
-	-	(55,714)	(18,624)

(8,050,023)	(6,927,013)	(1,370,046)	(1,183,093)

-	-	(13,651,844)	(20,436,093)
-	-	(599,932)	(412,071)

-	-	(14,251,776)	(20,848,164)

(31,216,352)	3,739,806	-	-
-	-	(65,501,533)	(2,566,740)
(637,618)	(1,068,302)	-	-
-	-	1,980,177	1,606,362

(31,853,970)	2,671,504	(63,521,356)	(960,378)

35,233,182	598,982	(41,905,540)	(16,602,849)

359,067,533	358,468,551	169,446,277	186,049,126

$394,300,715	$359,067,533	$127,540,737	$169,446,277

$6,148,272	$7,399,681	$1,224,164	$1,372,286

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,712,430	$4,228,593
Net realized gain (loss)	19,464,426	15,832,600
Net change in unrealized appreciation (depreciation)	9,100,650	10,958,344

Net increase (decrease) in net assets resulting from operations	32,277,506	31,019,537

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	(4,019,511)	(3,177,117)
Service Class	-	-
Service Class I	(204,734)	(97,403)

Total distributions from net investment income	(4,224,245)	(3,274,520)

From net realized gains:
Class I	-	-
Class II	(15,175,978)	(16,431,141)
Service Class I	(825,157)	(574,567)

Total distributions from net realized gains	(16,001,135)	(17,005,708)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	(9,424,599)	(3,697,842)
Service Class	-	-
Service Class I	3,346,211	1,213,663

Increase (decrease) in net assets from fund share transactions	(6,078,388)	(2,484,179)

Total increase (decrease) in net assets	5,973,738	8,255,130
Net assets
Beginning of year	233,120,622	224,865,492

End of year	$239,094,360	$233,120,622

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,690,269	$4,200,172

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$2,650,161	$2,891,952	$1,305,226	$1,304,043
28,855,545	18,214,796	9,536,242	4,898,883
21,870,966	(2,058,580)	17,668,759	4,121,853

53,376,672	19,048,168	28,510,227	10,324,779

-	-	(991,174)	(1,079,085)
(2,418,638)	(2,547,594)	-	-
(206,465)	(177,958)	-	-
-	-	(208,011)	(171,221)
(158,628)	(116,936)	-	-

(2,783,731)	(2,842,488)	(1,199,185)	(1,250,306)

(15,725,213)	(17,521,108)	-	-
(1,314,771)	(1,198,304)	-	-
(1,168,589)	(941,843)	-	-

(18,208,573)	(19,661,255)	-	-

-	-	(12,980,668)	(11,230,669)
(40,436,076)	(3,174,455)	-	-
175,037	113,343	-	-
-	-	2,055,683	2,835,766
2,159,339	1,770,763	-	-

(38,101,700)	(1,290,349)	(10,924,985)	(8,394,903)

(5,717,332)	(4,745,924)	16,386,057	679,570

246,583,571	251,329,495	126,054,333	125,374,763

$240,866,239	$246,583,571	$142,440,390	$126,054,333

$2,602,686	$2,804,692	$1,276,731	$1,261,399

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,273,219	$5,010,804
Net realized gain (loss)	69,871,476	20,795,313
Net change in unrealized appreciation (depreciation)	(27,080,685)	15,591,554

Net increase (decrease) in net assets resulting from operations	48,064,010	41,397,671

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(4,623,698)	(4,279,358)
Class II	-	-
Service Class	(355,159)	(277,905)
Service Class I	-	-

Total distributions from net investment income	(4,978,857)	(4,557,263)

From net realized gains:
Initial Class	(19,214,600)	(21,028,191)
Class II	-	-
Service Class	(1,661,119)	(1,563,913)
Service Class I	-	-

Total distributions from net realized gains	(20,875,719)	(22,592,104)

Net fund share transactions (Note 5):
Initial Class	11,012,736	22,805,308
Class II	-	-
Service Class	5,271,619	2,776,981
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	16,284,355	25,582,289

Total increase (decrease) in net assets	38,493,789	39,830,593
Net assets
Beginning of year	278,499,721	238,669,128

End of year	$316,993,510	$278,499,721

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$5,247,136	$4,967,449

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund		MML Large Cap Growth Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$2,864,574	$2,708,054	$634,474	$414,374
16,175,645	(15,801,369)	7,311,742	27,762,845
26,887,343	25,824,924	24,299,190	(29,371,491)

45,927,562	12,731,609	32,245,406	(1,194,272)

-	-	(391,609)	(231,013)
(2,875,413)	(3,276,084)	-	-
-	-	(12,785)	-
(37,585)	(19,857)	-	-

(2,912,998)	(3,295,941)	(404,394)	(231,013)

-	-	(26,160,819)	(16,047,562)
-	(366,284)	-	-
-	-	(1,411,660)	(316,827)
-	(2,464)	-	-

-	(368,748)	(27,572,479)	(16,364,389)

-	-	(607,361)	(93,549,683)
(6,097,450)	(22,358,626)	-	-
-	-	3,918,089	459,219
2,479,792	(488,347)	-	-

(3,617,658)	(22,846,973)	3,310,728	(93,090,464)

39,396,906	(13,780,053)	7,579,261	(110,880,138)

151,816,075	165,596,128	106,919,847	217,799,985

$191,212,981	$151,816,075	$114,499,108	$106,919,847

$2,677,223	$2,549,717	$608,991	$379,013

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,004,379	$2,324,904
Net realized gain (loss)	(9,260,695)	(2,400,749)
Net change in unrealized appreciation (depreciation)	23,195,016	6,540,486

Net increase (decrease) in net assets resulting from operations	15,938,700	6,464,641

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,918,611)	(2,685,854)
Service Class	(348,002)	(494,437)

Total distributions from net investment income	(2,266,613)	(3,180,291)

From net realized gains:
Initial Class	-	(28,897,380)
Service Class	-	(6,196,954)

Total distributions from net realized gains	-	(35,094,334)

Net fund share transactions (Note 5):
Initial Class	(12,023,577)	15,411,463
Service Class	(1,319,141)	4,991,636

Increase (decrease) in net assets from fund share transactions	(13,342,718)	20,403,099

Total increase (decrease) in net assets	329,369	(11,406,885)
Net assets
Beginning of year	184,105,956	195,512,841

End of year	$184,435,325	$184,105,956

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,033,496	$2,303,224

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$(568,188)	$(246,544)	$7,888,283	$7,213,214
60,271,297	44,833,334	46,993,648	27,659,591
40,371,696	(19,044,476)	(2,340,294)	64,330,831

100,074,805	25,542,314	52,541,637	99,203,636

(130,181)	-	(6,665,180)	(6,934,131)
-	-	(656,987)	(550,572)

(130,181)	-	(7,322,167)	(7,484,703)

(35,666,242)	(47,049,556)	(25,581,613)	(41,783,431)
(8,306,713)	(9,296,846)	(2,878,531)	(3,795,883)

(43,972,955)	(56,346,402)	(28,460,144)	(45,579,314)

(16,756,988)	2,845,685	(9,668,318)	(37,553,607)
10,616,432	9,674,951	4,039,848	7,738,309

(6,140,556)	12,520,636	(5,628,470)	(29,815,298)

49,831,113	(18,283,452)	11,130,856	16,324,321

423,980,555	442,264,007	477,193,981	460,869,660

$473,811,668	$423,980,555	$488,324,837	$477,193,981

$(275,603)	$(153,367)	$7,226,444	$7,414,131

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(467,078)	$(9,127)
Net realized gain (loss)	23,785,277	8,366,596
Net change in unrealized appreciation (depreciation)	19,597,542	15,347,479

Net increase (decrease) in net assets resulting from operations	42,915,741	23,704,948

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(7,444,016)	(32,147,623)
Class II	-	-
Service Class	(591,748)	(2,198,947)
Service Class I	-	-

Total distributions from net realized gains	(8,035,764)	(34,346,570)

Net fund share transactions (Note 5):
Initial Class	(25,383,985)	6,283,248
Class II	-	-
Service Class	818,278	2,308,313
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(24,565,707)	8,591,561

Total increase (decrease) in net assets	10,314,270	(2,050,061)
Net assets
Beginning of year	204,213,733	206,263,794

End of year	$214,528,003	$204,213,733

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(48,314)	$27,553

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$271,244	$645,054	$1,004,789	$1,059,731
6,262,328	11,762,787	23,444,864	13,034,233
5,180,820	16,968,232	3,802,915	36,465,058

11,714,392	29,376,073	28,252,568	50,559,022

-	-	(1,001,313)	(1,124,385)
(490,843)	(555,663)	-	-
-	-	(60,317)	(53,616)
(83,665)	(49,139)	-	-

(574,508)	(604,802)	(1,061,630)	(1,178,001)

-	-	(12,126,596)	(13,026,952)
(9,766,024)	(11,625,602)	-	-
-	-	(1,233,402)	(1,081,940)
(2,055,613)	(1,548,667)	-	-

(11,821,637)	(13,174,269)	(13,359,998)	(14,108,892)

-	-	(14,368,459)	(18,016,276)
1,080,128	(12,961,576)	-	-
-	-	1,541,770	940,646
5,333,990	2,661,360	-	-

6,414,118	(10,300,216)	(12,826,689)	(17,075,630)

5,732,365	5,296,786	1,004,251	18,196,499

104,194,260	98,897,474	231,412,513	213,216,014

$109,926,625	$104,194,260	$232,416,764	$231,412,513

$288,981	$633,459	$951,221	$1,008,202

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,785,921	$6,105,819
Net realized gain (loss)	(524,588)	935,899
Net change in unrealized appreciation (depreciation)	5,278,805	530,812

Net increase (decrease) in net assets resulting from operations	12,540,138	7,572,530

Distributions to shareholders (Note 2):
From net investment income:
Class II	(8,304,200)	(5,873,606)
Service Class I	(372,986)	(333,516)

Total distributions from net investment income	(8,677,186)	(6,207,122)

From net realized gains:
Net fund share transactions (Note 5):
Class II	11,225,248	63,034,175
Service Class I	2,614,895	1,865,939

Increase (decrease) in net assets from fund share transactions	13,840,143	64,900,114

Total increase (decrease) in net assets	17,703,095	66,265,522
Net assets
Beginning of year	412,354,473	346,088,951

End of year	$430,057,568	$412,354,473

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$7,545,522	$8,272,525

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$13.98	$0.00 [d]	$4.93	$4.93	$(0.00)[d]	$(1.50)	$(1.50)	$17.41	36.22%	$301,054	0.80%	0.00%	[e]
12/31/16	15.79	0.00 [d]	0.13	0.13	-	(1.94)	(1.94)	13.98	0.91%	332,688	0.79%	0.03%
12/31/15	17.09	(0.01)	1.70	1.69	-	(2.99)	(2.99)	15.79	11.10%	388,654	0.79%	(0.06%	)
12/31/14	17.35	(0.01)	1.55	1.54	-	(1.80)	(1.80)	17.09	9.13%	390,322	0.79%	(0.09%	)
12/31/13	13.50	(0.00)[d]	5.28	5.28	(0.04)	(1.39)	(1.43)	17.35	41.33%	429,689	0.79%	(0.01%	)
Service Class
12/31/17	$13.62	$(0.04)	$4.80	$4.76	$-	$(1.50)	$(1.50)	$16.88	35.89%	$77,091	1.05%	(0.25%	)
12/31/16	15.47	(0.03)	0.12	0.09	-	(1.94)	(1.94)	13.62	0.65%	47,411	1.04%	(0.22%	)
12/31/15	16.85	(0.05)	1.66	1.61	-	(2.99)	(2.99)	15.47	10.76%	42,486	1.04%	(0.31%	)
12/31/14	17.17	(0.06)	1.54	1.48	-	(1.80)	(1.80)	16.85	8.87%	31,721	1.04%	(0.34%	)
12/31/13	13.38	(0.04)	5.23	5.19	(0.01)	(1.39)	(1.40)	17.17	41.00%	23,273	1.04%	(0.26%	)

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	25%	29%	31%	30%	35%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$11.78	$0.23	$1.58	$1.81	$(0.27)	$(0.82)	$(1.09)	$12.50	16.33%		$440,607	0.79%	0.76%	1.93%
12/31/16	11.29	0.27	1.73	2.00	(0.25)	(1.26)	(1.51)	11.78	18.68%		413,304	0.79%	0.77%	2.33%
12/31/15	13.93	0.25	(1.28)	(1.03)	(0.26)	(1.35)	(1.61)	11.29	(6.88%	)	409,298	0.78%	N/A	1.96%
12/31/14	13.47	0.25	0.76	1.01	(0.24)	(0.31)	(0.55)	13.93	7.54%		472,989	0.78%	N/A	1.84%
12/31/13	10.57	0.20	2.93	3.13	(0.23)	-	(0.23)	13.47	29.93%		556,649	0.78%	N/A	1.64%
Service Class
12/31/17	$11.68	$0.20	$1.56	$1.76	$(0.25)	$(0.82)	$(1.07)	$12.37	15.97%		$86,193	1.04%	1.01%	1.68%
12/31/16	11.20	0.24	1.72	1.96	(0.22)	(1.26)	(1.48)	11.68	18.46%		77,647	1.04%	1.02%	2.10%
12/31/15	13.83	0.22	(1.27)	(1.05)	(0.23)	(1.35)	(1.58)	11.20	(7.10%	)	63,263	1.03%	N/A	1.72%
12/31/14	13.39	0.22	0.74	0.96	(0.21)	(0.31)	(0.52)	13.83	7.23%		63,751	1.03%	N/A	1.58%
12/31/13	10.52	0.17	2.91	3.08	(0.21)	-	(0.21)	13.39	29.55%		54,576	1.03%	N/A	1.39%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	25%	22%	39%	9%	15%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/17	$26.53	$0.45	$5.11	$5.56	$(0.29)	$(0.79)	$(1.08)	$31.01	21.34%	$66,374	0.43%	N/A	1.57%
12/31/16	24.76	0.44	2.37	2.81	(0.43)	(0.61)	(1.04)	26.53	11.48%	66,343	0.43%	N/A	1.76%
12/31/15	25.52	0.42	(0.23)	0.19	(0.38)	(0.57)	(0.95)	24.76	0.95%	74,631	0.43%	N/A	1.67%
12/31/14	23.14	0.38	2.65	3.03	(0.33)	(0.32)	(0.65)	25.52	13.17%	84,445	0.44%	N/A	1.58%
12/31/13	17.89	0.34	5.30	5.64	(0.33)	(0.06)	(0.39)	23.14	31.84%	92,853	0.44%	0.44%[l]	1.65%
Class II
12/31/17	$26.55	$0.50	$5.10	$5.60	$(0.35)	$(0.79)	$(1.14)	$31.01	21.50%	$186,674	0.28%	N/A	1.72%
12/31/16	24.80	0.48	2.36	2.84	(0.48)	(0.61)	(1.09)	26.55	11.62%	175,525	0.28%	N/A	1.91%
12/31/15	25.56	0.47	(0.23)	0.24	(0.43)	(0.57)	(1.00)	24.80	1.17%	164,515	0.30%	0.28%	1.83%
12/31/14	23.19	0.42	2.65	3.07	(0.38)	(0.32)	(0.70)	25.56	13.35%	154,210	0.33%	0.28%	1.74%
12/31/13	17.93	0.37	5.31	5.68	(0.36)	(0.06)	(0.42)	23.19	32.02%	141,468	0.33%	0.28%	1.81%
Class III
12/31/17	$26.51	$0.54	$5.10	$5.64	$(0.39)	$(0.79)	$(1.18)	$30.97	21.69%	$440,242	0.13%	N/A	1.87%
12/31/16	24.78	0.52	2.34	2.86	(0.52)	(0.61)	(1.13)	26.51	11.69%	279,941	0.13%	N/A	2.05%
12/31/15	25.54	0.50	(0.22)	0.28	(0.47)	(0.57)	(1.04)	24.78	1.32%	172,992	0.15%	0.13%	1.97%
12/31/14	23.16	0.46	2.65	3.11	(0.41)	(0.32)	(0.73)	25.54	13.54%	173,459	0.19%	0.14%	1.88%
12/31/13	17.91	0.40	5.29	5.69	(0.38)	(0.06)	(0.44)	23.16	32.17%	155,356	0.19%	0.14%	1.95%
Service Class I
12/31/17	$25.84	$0.37	$4.96	$5.33	$(0.25)	$(0.79)	$(1.04)	$30.13	21.01%	$48,712	0.68%	N/A	1.32%
12/31/16	24.16	0.37	2.31	2.68	(0.39)	(0.61)	(1.00)	25.84	11.24%	42,165	0.68%	N/A	1.51%
12/31/15	24.98	0.35	(0.23)	0.12	(0.37)	(0.57)	(0.94)	24.16	0.70%	38,691	0.68%	N/A	1.43%
12/31/14	22.72	0.32	2.59	2.91	(0.33)	(0.32)	(0.65)	24.98	12.92%	32,075	0.69%	N/A	1.34%
12/31/13	17.62	0.29	5.20	5.49	(0.33)	(0.06)	(0.39)	22.72	31.49%	21,443	0.69%	0.69%[l]	1.40%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	7%	8%	4%	3%	4%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/17	$13.20	$0.27	$2.35	$2.62	$(0.36)	$(2.77)	$(3.13)	$12.69	21.99%		$57,382	0.94%	N/A	2.00%
12/31/16	12.15	0.13	1.96	2.09	(0.20)	(0.84)	(1.04)	13.20	17.96%		128,990	0.90%	N/A	1.11%
12/31/15	15.97	0.21	(1.71)	(1.50)	(0.28)	(2.04)	(2.32)	12.15	(8.93%	)	147,436	0.90%	N/A	1.43%
12/31/14	15.64	0.29	1.59	1.88	(0.06)	(1.49)	(1.55)	15.97	12.24%		160,206	0.90%	N/A	1.86%
12/31/13	11.49	0.05	4.29	4.34	-	(0.19)	(0.19)	15.64	38.05%		166,655	0.90%	0.90%[l]	0.40%
Service Class I
12/31/17	$13.11	$0.18	$2.37	$2.55	$(0.37)	$(2.77)	$(3.14)	$12.52	21.61%		$9,981	1.19%	N/A	1.39%
12/31/16	12.06	0.10	1.95	2.05	(0.16)	(0.84)	(1.00)	13.11	17.74%		6,829	1.15%	N/A	0.87%
12/31/15	15.87	0.17	(1.69)	(1.52)	(0.25)	(2.04)	(2.29)	12.06	(9.16%	)	7,023	1.15%	N/A	1.20%
12/31/14	15.58	0.22	1.61	1.83	(0.05)	(1.49)	(1.54)	15.87	11.97%		7,289	1.15%	N/A	1.39%
12/31/13	11.48	0.02	4.27	4.29	-	(0.19)	(0.19)	15.58	37.64%		4,960	1.15%	1.15%[k]	0.18%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	108%	37%	52%	35%	28%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$9.44	$0.19	$1.85	$2.04	$(0.23)	$(0.23)	$11.25	21.73%		$382,813	0.97%	1.79%
12/31/16	9.49	0.20	(0.07)	0.13	(0.18)	(0.18)	9.44	1.44%		348,836	0.97%	2.22%
12/31/15	10.22	0.20	(0.63)	(0.43)	(0.30)	(0.30)	9.49	(4.26%	)	347,072	0.97%	1.89%
12/31/14	11.22	0.34	(1.09)	(0.75)	(0.25)	(0.25)	10.22	(6.97%	)	328,045	0.97%	3.09%
12/31/13	9.47	0.20	1.75	1.95	(0.20)	(0.20)	11.22	20.80%		412,363	0.97%	2.00%
Service Class
12/31/17	$9.38	$0.16	$1.84	$2.00	$(0.20)	$(0.20)	$11.18	21.45%		$11,488	1.22%	1.53%
12/31/16	9.43	0.18	(0.07)	0.11	(0.16)	(0.16)	9.38	1.18%		10,231	1.22%	2.02%
12/31/15	10.16	0.17	(0.62)	(0.45)	(0.28)	(0.28)	9.43	(4.51%	)	11,396	1.22%	1.59%
12/31/14	11.16	0.30	(1.07)	(0.77)	(0.23)	(0.23)	10.16	(7.07%	)	11,089	1.22%	2.72%
12/31/13	9.43	0.17	1.74	1.91	(0.18)	(0.18)	11.16	20.42%		8,350	1.22%	1.71%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	15%	19%	12%	13%[t]	20%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate was not impacted as a result of the cash merger.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$11.42	$0.11	$2.92	$3.03	$(0.13)	$(1.38)	$(1.51)	$12.94	27.67%	$120,666	0.84%	0.84%	[l]	0.84%
12/31/16	12.53	0.09	0.36	0.45	(0.08)	(1.48)	(1.56)	11.42	3.73%	165,183	0.83%	0.83%	[l]	0.79%
12/31/15	14.89	0.09	0.64	0.73	(0.13)	(2.96)	(3.09)	12.53	6.22%	183,094	0.84%	0.84%	[l]	0.63%
12/31/14	14.46	0.12	1.44	1.56	(0.11)	(1.02)	(1.13)	14.89	11.06%	207,086	0.86%	0.85%		0.81%
12/31/13	10.94	0.09	3.44	3.53	-	(0.01)	(0.01)	14.46	32.29%	236,837	0.86%	0.85%		0.72%
Service Class I
12/31/17	$11.29	$0.07	$2.89	$2.96	$(0.13)	$(1.38)	$(1.51)	$12.74	27.32%	$6,875	1.09%	1.09%	[l]	0.57%
12/31/16	12.41	0.06	0.37	0.43	(0.07)	(1.48)	(1.55)	11.29	3.54%	4,263	1.08%	1.08%	[l]	0.54%
12/31/15	14.80	0.05	0.63	0.68	(0.11)	(2.96)	(3.07)	12.41	5.91%	2,955	1.09%	1.09%	[l]	0.36%
12/31/14	14.40	0.09	1.43	1.52	(0.10)	(1.02)	(1.12)	14.80	10.81%	2,214	1.11%	1.10%		0.59%
12/31/13	10.92	0.06	3.43	3.49	-	(0.01)	(0.01)	14.40	31.98%	1,353	1.11%	1.10%		0.45%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	40%	49%	44%	51%	61%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/17	$14.74	$0.25	$1.83	$2.08	$(0.29)	$(1.11)	$(1.40)	$15.42	15.10%		$225,883	0.80%	0.79%	1.65%
12/31/16	14.20	0.26	1.56	1.82	(0.21)	(1.07)	(1.28)	14.74	13.25%		223,801	0.79%	N/A	1.81%
12/31/15	16.20	0.23	(0.76)	(0.53)	(0.22)	(1.25)	(1.47)	14.20	(2.88%	)	217,109	0.79%	N/A	1.51%
12/31/14	15.46	0.23	1.47	1.70	(0.25)	(0.71)	(0.96)	16.20	11.19%		219,679	0.79%	N/A	1.47%
12/31/13	12.45	0.23	3.54	3.77	(0.25)	(0.51)	(0.76)	15.46	30.91%		233,724	0.79%	0.79%[l]	1.61%
Service Class I
12/31/17	$14.57	$0.21	$1.80	$2.01	$(0.27)	$(1.11)	$(1.38)	$15.20	14.78%		$13,212	1.05%	1.04%	1.39%
12/31/16	14.05	0.22	1.55	1.77	(0.18)	(1.07)	(1.25)	14.57	13.05%		9,319	1.04%	N/A	1.55%
12/31/15	16.07	0.19	(0.76)	(0.57)	(0.20)	(1.25)	(1.45)	14.05	(3.18%	)	7,757	1.04%	N/A	1.26%
12/31/14	15.37	0.19	1.47	1.66	(0.25)	(0.71)	(0.96)	16.07	10.98%		5,611	1.04%	N/A	1.21%
12/31/13	12.42	0.19	3.52	3.71	(0.25)	(0.51)	(0.76)	15.37	30.55%		2,650	1.04%	1.04%[l]	1.28%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	18%	20%	19%	14%	22%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/17	$11.54	$0.14	$2.56	$2.70	$(0.16)	$(1.04)	$(1.20)	$13.04	24.16%		$206,795	0.83%	N/A	1.10%
12/31/16	11.74	0.14	0.76	0.90	(0.14)	(0.96)	(1.10)	11.54	7.55%		218,698	0.82%	N/A	1.18%
12/31/15	12.61	0.14	(0.33)	(0.19)	(0.14)	(0.54)	(0.68)	11.74	(1.36%	)	224,808	0.86%	0.85%	1.13%
12/31/14	12.44	0.16	0.33	0.49	(0.11)	(0.21)	(0.32)	12.61	3.95%		210,395	0.95%	0.90%	1.29%
12/31/13	9.82	0.12	2.63	2.75	(0.13)	-	(0.13)	12.44	28.13%		149,796	0.96%	0.90%	1.10%
Class II
12/31/17	$11.74	$0.14	$2.62	$2.76	$(0.16)	$(1.04)	$(1.20)	$13.30	24.30%		$18,082	0.83%	N/A	1.09%
12/31/16	11.93	0.14	0.77	0.91	(0.14)	(0.96)	(1.10)	11.74	7.54%		15,757	0.82%	N/A	1.17%
12/31/15	12.81	0.15	(0.34)	(0.19)	(0.15)	(0.54)	(0.69)	11.93	(1.35%	)	15,876	0.83%	0.81%	1.13%
12/31/14	12.63	0.17	0.33	0.50	(0.11)	(0.21)	(0.32)	12.81	4.00%		17,481	0.85%	0.80%	1.35%
12/31/13	9.96	0.14	2.66	2.80	(0.13)	-	(0.13)	12.63	28.34%		18,681	0.86%	0.80%	1.21%
Service Class I
12/31/17	$11.43	$0.11	$2.54	$2.65	$(0.14)	$(1.04)	$(1.18)	$12.90	23.95%		$15,989	1.08%	N/A	0.84%
12/31/16	11.65	0.10	0.76	0.86	(0.12)	(0.96)	(1.08)	11.43	7.25%		12,129	1.07%	N/A	0.89%
12/31/15	12.52	0.10	(0.31)	(0.21)	(0.12)	(0.54)	(0.66)	11.65	(1.55%	)	10,646	1.11%	1.10%	0.84%
12/31/14	12.38	0.12	0.32	0.44	(0.09)	(0.21)	(0.30)	12.52	3.57%		9,220	1.20%	1.15%	1.00%
12/31/13	9.78	0.09	2.63	2.72	(0.12)	-	(0.12)	12.38	27.94%		6,657	1.21%	1.15%	0.82%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	10%	15%	17%	12%	11%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$14.19	$0.16	$3.19	$3.35	$(0.15)	$(0.15)	$17.39	23.70%	$111,830	0.56%	1.02%
12/31/16	13.18	0.15	1.00	1.15	(0.14)	(0.14)	14.19	8.77%	102,858	0.56%	1.10%
12/31/15	13.28	0.14	(0.08)	0.06	(0.16)	(0.16)	13.18	0.49%	106,578	0.56%	1.01%
12/31/14	12.08	0.14	1.20	1.34	(0.14)	(0.14)	13.28	11.19%	121,667	0.56%	1.16%
12/31/13	9.24	0.13	2.85	2.98	(0.14)	(0.14)	12.08	32.53%	129,107	0.57%	1.22%
Service Class
12/31/17	$14.10	$0.12	$3.17	$3.29	$(0.12)	$(0.12)	$17.27	23.41%	$30,610	0.81%	0.77%
12/31/16	13.10	0.11	1.00	1.11	(0.11)	(0.11)	14.10	8.50%	23,197	0.81%	0.85%
12/31/15	13.21	0.10	(0.08)	0.02	(0.13)	(0.13)	13.10	0.18%	18,797	0.81%	0.76%
12/31/14	12.02	0.11	1.20	1.31	(0.12)	(0.12)	13.21	10.94%	18,929	0.81%	0.91%
12/31/13	9.20	0.10	2.84	2.94	(0.12)	(0.12)	12.02	32.20%	17,142	0.82%	0.97%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	12%	17%	17%	20%	19%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$11.86	$0.22	$1.74	$1.96	$(0.21)	$(0.89)	$(1.10)	$12.72	17.43%		$289,310	0.70%	1.80%
12/31/16	11.35	0.22	1.55	1.77	(0.21)	(1.05)	(1.26)	11.86	16.40%		257,874	0.69%	1.97%
12/31/15	12.44	0.23	(0.31)	(0.08)	(0.24)	(0.77)	(1.01)	11.35	(0.09%	)	221,763	0.69%	1.90%
12/31/14	11.60	0.23	0.83	1.06	(0.22)	-	(0.22)	12.44	9.22%		232,187	0.70%	1.91%
12/31/13	9.48	0.22	2.09	2.31	(0.19)	-	(0.19)	11.60	24.62%		228,095	0.70%	2.07%
Service Class
12/31/17	$11.74	$0.19	$1.73	$1.92	$(0.19)	$(0.89)	$(1.08)	$12.58	17.21%		$27,683	0.95%	1.55%
12/31/16	11.25	0.19	1.54	1.73	(0.19)	(1.05)	(1.24)	11.74	16.10%		20,626	0.94%	1.71%
12/31/15	12.34	0.20	(0.31)	(0.11)	(0.21)	(0.77)	(0.98)	11.25	(0.35%	)	16,906	0.94%	1.65%
12/31/14	11.51	0.20	0.83	1.03	(0.20)	-	(0.20)	12.34	8.96%		16,131	0.95%	1.66%
12/31/13	9.42	0.20	2.06	2.26	(0.17)	-	(0.17)	11.51	24.22%		14,775	0.95%	1.82%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	110%	30%	27%	19%	15%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/17	$9.33	$0.18	$2.64	$2.82	$(0.18)	$-	$(0.18)	$11.97	30.35%		$187,213	1.09%		1.00%		1.62%
12/31/16	8.81	0.15	0.56	0.71	(0.17)	(0.02)	(0.19)	9.33	8.27%		150,753	1.07%		1.00%		1.70%
12/31/15	9.27	0.15	(0.59)	(0.44)	(0.02)	-	(0.02)	8.81	(4.77%	)	164,083	1.09%		1.00%		1.59%
12/31/14[g]	10.00	0.18	(0.65)	(0.47)	(0.20)	(0.06)	(0.26)	9.27	(4.67%	)[b]	123,915	1.15%	[a]	1.00%	[a]	1.79%	[a]
Service Class I
12/31/17	$9.29	$0.11	$2.67	$2.78	$(0.17)	$-	$(0.17)	$11.90	30.05%		$4,000	1.34%		1.25%		0.95%
12/31/16	8.78	0.13	0.56	0.69	(0.16)	(0.02)	(0.18)	9.29	7.97%		1,063	1.32%		1.25%		1.50%
12/31/15	9.27	0.10	(0.57)	(0.47)	(0.02)	-	(0.02)	8.78	(5.10%	)	1,513	1.35%		1.25%		1.11%
12/31/14[h]	10.29	0.07	(0.83)	(0.76)	(0.20)	(0.06)	(0.26)	9.27	(7.44%	)[b]	298	1.36%	[a]	1.25%	[a]	1.08%	[a]

	Year ended December 31
	2017	2016	2015	2014
Portfolio turnover rate	45%	50%	46%	39%[b,g]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period January 7, 2014 (commencement of operations) through December 31, 2014.
h	For the period May 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$10.63	$0.07	$3.23	$3.30	$(0.05)	$(3.19)	$(3.24)	$10.69	33.51%		$106,989	0.73%	0.58%
12/31/16	11.70	0.03	(0.06)	(0.03)	(0.01)	(1.03)	(1.04)	10.63	(0.38%	)	103,315	0.70%	0.24%
12/31/15	14.06	0.01	0.58	0.59	-	(2.95)	(2.95)	11.70	5.12%		214,299	0.69%	0.10%
12/31/14	14.63	(0.01)	1.36	1.35	-	(1.92)	(1.92)	14.06	9.51%		242,229	0.69%	(0.07%	)
12/31/13	11.62	0.00 [d]	3.76	3.76	(0.05)	(0.70)	(0.75)	14.63	33.54%		268,330	0.70%	0.00%	[e]
Service Class
12/31/17	$10.41	$0.03	$3.15	$3.18	$(0.03)	$(3.19)	$(3.22)	$10.37	33.00%		$7,510	0.98%	0.29%
12/31/16	11.48	(0.00)[d]	(0.04)	(0.04)	-	(1.03)	(1.03)	10.41	(0.52%	)	3,604	0.95%	(0.02%	)
12/31/15	13.89	(0.02)	0.56	0.54	-	(2.95)	(2.95)	11.48	4.80%		3,501	0.94%	(0.15%	)
12/31/14	14.51	(0.04)	1.34	1.30	-	(1.92)	(1.92)	13.89	9.23%		2,726	0.94%	(0.29%	)
12/31/13	11.53	(0.03)	3.73	3.70	(0.02)	(0.70)	(0.72)	14.51	33.24%		1,849	0.95%	(0.25%	)

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	3%	134%	73%	77%	89%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$11.74	$0.14	$0.91	$1.05	$(0.16)	$-	$(0.16)	$12.63	9.03%	$150,737	0.90%	1.13%
12/31/16	14.27	0.17	0.31	0.48	(0.26)	(2.75)	(3.01)	11.74	3.69%	151,537	0.91%	1.29%
12/31/15	14.11	0.17	0.25	0.42	(0.26)	-	(0.26)	14.27	3.01%	162,332	0.89%	1.18%
12/31/14	14.33	0.16	0.46	0.62	(0.10)	(0.74)	(0.84)	14.11	4.41%	336,931	0.90%	1.14%
12/31/13	12.34	0.16	2.02	2.18	(0.19)	-	(0.19)	14.33	17.78%	203,330	0.88%	1.19%
Service Class
12/31/17	$11.64	$0.11	$0.91	$1.02	$(0.13)	$-	$(0.13)	$12.53	8.76%	$33,698	1.15%	0.88%
12/31/16	14.18	0.14	0.29	0.43	(0.22)	(2.75)	(2.97)	11.64	3.42%	32,569	1.16%	1.04%
12/31/15	14.02	0.14	0.24	0.38	(0.22)	-	(0.22)	14.18	2.79%	33,180	1.14%	0.95%
12/31/14	14.25	0.13	0.45	0.58	(0.07)	(0.74)	(0.81)	14.02	4.14%	31,812	1.15%	0.88%
12/31/13	12.27	0.13	2.02	2.15	(0.17)	-	(0.17)	14.25	17.56%	28,423	1.13%	0.95%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	2%	4%	3%	14%	94%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$14.35	$(0.01)	$3.45	$3.44	$(0.01)	$(1.59)	$(1.60)	$16.19	24.81%	$382,666	0.81%	(0.08%	)
12/31/16	15.50	(0.00)[d]	0.97	0.97	-	(2.12)	(2.12)	14.35	6.29%	352,754	0.81%	(0.02%	)
12/31/15	16.41	(0.01)	1.05	1.04	-	(1.95)	(1.95)	15.50	6.78%	375,328	0.81%	(0.07%	)
12/31/14	16.59	(0.03)	2.11	2.08	-	(2.26)	(2.26)	16.41	13.27%	377,028	0.81%	(0.17%	)
12/31/13	12.96	(0.03)	4.65	4.62	(0.04)	(0.95)	(0.99)	16.59	36.69%	371,803	0.81%	(0.21%	)
Service Class
12/31/17	$13.95	$(0.05)	$3.34	$3.29	$-	$(1.59)	$(1.59)	$15.65	24.47%	$91,145	1.06%	(0.33%	)
12/31/16	15.16	(0.04)	0.95	0.91	-	(2.12)	(2.12)	13.95	6.02%	71,227	1.06%	(0.27%	)
12/31/15	16.12	(0.05)	1.04	0.99	-	(1.95)	(1.95)	15.16	6.59%	66,936	1.06%	(0.31%	)
12/31/14	16.38	(0.07)	2.07	2.00	-	(2.26)	(2.26)	16.12	12.93%	56,457	1.06%	(0.42%	)
12/31/13	12.81	(0.07)	4.61	4.54	(0.02)	(0.95)	(0.97)	16.38	36.40%	43,873	1.06%	(0.45%	)

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	28%	29%	35%	25%	26%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$11.79	$0.20	$1.09	$1.29	$(0.19)	$(0.75)	$(0.94)	$12.14	11.70%		$438,601	0.88%	1.69%
12/31/16	10.74	0.17	2.22	2.39	(0.19)	(1.15)	(1.34)	11.79	23.23%		433,046	0.88%	1.55%
12/31/15	13.12	0.16	(0.43)	(0.27)	(0.25)	(1.86)	(2.11)	10.74	(1.45%	)	427,920	0.88%	1.26%
12/31/14	13.65	0.19	1.97	2.16	(0.24)	(2.45)	(2.69)	13.12	16.66%		465,533	0.88%	1.39%
12/31/13	11.11	0.20	3.09	3.29	(0.24)	(0.51)	(0.75)	13.65	30.43%		467,386	0.88%	1.57%
Service Class
12/31/17	$11.63	$0.17	$1.08	$1.25	$(0.17)	$(0.75)	$(0.92)	$11.96	11.46%		$49,723	1.13%	1.46%
12/31/16	10.62	0.15	2.18	2.33	(0.17)	(1.15)	(1.32)	11.63	22.86%		44,148	1.13%	1.35%
12/31/15	12.99	0.12	(0.41)	(0.29)	(0.22)	(1.86)	(2.08)	10.62	(1.60%	)	32,950	1.13%	1.03%
12/31/14	13.55	0.16	1.94	2.10	(0.21)	(2.45)	(2.66)	12.99	16.33%		30,017	1.13%	1.16%
12/31/13	11.04	0.17	3.07	3.24	(0.22)	(0.51)	(0.73)	13.55	30.11%		23,348	1.13%	1.33%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	42%	52%	68%	66%	71%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$12.69	$(0.03)	$2.87	$2.84	$(0.55)	$(0.55)	$14.98	22.81%	$198,404	1.09%	1.09%[k]	(0.21%)
12/31/16	13.51	0.00 [d]	1.59	1.59	(2.41)	(2.41)	12.69	12.74%	191,245	1.10%	N/A	0.01%
12/31/15	17.85	(0.04)	(0.74)	(0.78)	(3.56)	(3.56)	13.51	(5.11%)	194,889	1.09%	N/A	(0.22%)
12/31/14	22.81	(0.09)	1.21	1.12	(6.08)	(6.08)	17.85	5.92%	253,096	1.08%	N/A	(0.43%)
12/31/13	16.30	(0.08)	7.79	7.71	(1.20)	(1.20)	22.81	48.54%	273,041	1.10%	1.08%	(0.43%)
Service Class
12/31/17	$12.14	$(0.06)	$2.74	$2.68	$(0.55)	$(0.55)	$14.27	22.51%	$16,124	1.35%	1.34%	(0.45%)
12/31/16	13.05	(0.03)	1.53	1.50	(2.41)	(2.41)	12.14	12.46%	12,969	1.35%	N/A	(0.23%)
12/31/15	17.40	(0.07)	(0.72)	(0.79)	(3.56)	(3.56)	13.05	(5.33%)	11,375	1.34%	N/A	(0.46%)
12/31/14	22.44	(0.13)	1.17	1.04	(6.08)	(6.08)	17.40	5.62%	9,977	1.33%	N/A	(0.67%)
12/31/13	16.09	(0.13)	7.68	7.55	(1.20)	(1.20)	22.44	48.17%	7,871	1.35%	1.34%	(0.69%)

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	74%	105%	78%	78%	86%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/17	$17.23	$0.05	$1.73	$1.78	$(0.10)	$(2.01)	$(2.11)	$16.90	11.69%		$89,256	1.02%	0.97%	0.30%
12/31/16	14.88	0.10	4.44	4.54	(0.10)	(2.09)	(2.19)	17.23	32.46%		88,729	1.02%	0.97%	0.66%
12/31/15	17.59	0.10	(1.06)	(0.96)	(0.06)	(1.69)	(1.75)	14.88	(5.36%	)	88,068	1.09%	1.05%	0.62%
12/31/14	23.88	0.05	(0.01)	0.04	-	(6.33)	(6.33)	17.59	0.47%		95,788	1.17%	1.15%	0.26%
12/31/13	18.86	(0.01)	5.87	5.86	(0.26)	(0.58)	(0.84)	23.88	31.71%		97,840	1.16%	1.15%	(0.04%	)
Service Class I
12/31/17	$16.83	$0.01	$1.68	$1.69	$(0.08)	$(2.01)	$(2.09)	$16.43	11.42%		$20,671	1.27%	1.22%	0.06%
12/31/16	14.58	0.07	4.34	4.41	(0.07)	(2.09)	(2.16)	16.83	32.16%		15,465	1.27%	1.22%	0.44%
12/31/15	17.29	0.06	(1.06)	(1.00)	(0.02)	(1.69)	(1.71)	14.58	(5.65%	)	10,829	1.33%	1.30%	0.37%
12/31/14	23.63	0.00 [d]	(0.01)	(0.01)	-	(6.33)	(6.33)	17.29	0.24%		10,726	1.42%	1.40%	0.02%
12/31/13	18.70	(0.05)	5.79	5.74	(0.23)	(0.58)	(0.81)	23.63	31.34%		9,944	1.41%	1.40%	(0.23%	)

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	14%	23%	44%	22%	12%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/17	$13.23	$0.06	$1.60	$1.66	$(0.07)	$(0.83)	$(0.90)	$13.99	13.44%		$210,030	0.80%	0.47%
12/31/16	11.34	0.06	2.70	2.76	(0.07)	(0.80)	(0.87)	13.23	25.10%		211,849	0.79%	0.51%
12/31/15	14.69	0.07	(0.89)	(0.82)	(0.11)	(2.42)	(2.53)	11.34	(5.53%	)	197,297	0.79%	0.50%
12/31/14	13.80	0.11	1.19	1.30	(0.09)	(0.32)	(0.41)	14.69	9.45%		236,399	0.79%	0.80%
12/31/13	10.06	0.09	3.74	3.83	(0.09)	-	(0.09)	13.80	38.18%		257,210	0.80%	0.74%
Service Class
12/31/17	$13.12	$0.03	$1.57	$1.60	$(0.04)	$(0.83)	$(0.87)	$13.85	13.08%		$22,386	1.05%	0.23%
12/31/16	11.25	0.03	2.68	2.71	(0.04)	(0.80)	(0.84)	13.12	24.83%		19,563	1.04%	0.26%
12/31/15	14.59	0.04	(0.89)	(0.85)	(0.07)	(2.42)	(2.49)	11.25	(5.74%	)	15,919	1.04%	0.27%
12/31/14	13.72	0.08	1.18	1.26	(0.07)	(0.32)	(0.39)	14.59	9.16%		15,484	1.04%	0.56%
12/31/13	10.01	0.06	3.72	3.78	(0.07)	-	(0.07)	13.72	37.82%		12,729	1.05%	0.47%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	34%	58%	42%	46%	67%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/17	$10.27	$0.19	$0.11	$0.30	$(0.21)	$-	$(0.21)	$10.36	2.96%		$408,199	0.62%		0.60%		N/A		1.85%
12/31/16	10.19	0.17	0.09	0.26	(0.18)	-	(0.18)	10.27	2.52%		393,276	0.62%		0.60%		N/A		1.67%
12/31/15	10.64	0.14	(0.11)	0.03	(0.36)	(0.12)	(0.48)	10.19	0.24%		328,928	0.66%		0.60%		N/A		1.32%
12/31/14	10.34	0.13	0.36	0.49	(0.19)	-	(0.19)	10.64	4.75%		403,732	0.70%	[p]	0.65%	[p]	0.65%	[n]	1.27%
12/31/13	10.82	0.13	(0.31)	(0.18)	(0.21)	(0.09)	(0.30)	10.34	(1.63%	)	401,127	0.69%	[p]	0.65%	[p]	0.65%	[n]	1.23%
Service Class I
12/31/17	$10.18	$0.16	$0.12	$0.28	$(0.19)	$-	$(0.19)	$10.27	2.73%		$21,858	0.87%		0.85%		N/A		1.60%
12/31/16	10.11	0.15	0.09	0.24	(0.17)	-	(0.17)	10.18	2.30%		19,079	0.87%		0.85%		N/A		1.43%
12/31/15	10.57	0.11	(0.11)	(0.00)[d]	(0.34)	(0.12)	(0.46)	10.11	(0.05%	)	17,161	0.90%		0.85%		N/A		1.09%
12/31/14	10.29	0.10	0.35	0.45	(0.17)	-	(0.17)	10.57	4.43%		14,435	0.95%	[p]	0.90%	[p]	0.90%	[n]	1.00%
12/31/13	10.79	0.10	(0.30)	(0.20)	(0.21)	(0.09)	(0.30)	10.29	(1.85%	)	11,404	0.94%	[p]	0.90%	[p]	0.90%	[n]	1.00%

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate	313%	278%	322%	447%[u]	550%[u]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 479% and 574%, respectively, for the years ended December 31, 2014 and December 31, 2013.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that

Notes to Financial Statements (Continued)

causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs.

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Notes to Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Income & Growth Fund, Small Company Value Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2017. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2017, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$367,891,194	$9,087,978	*	$-	$376,979,172
Mutual Funds	1,027	-		-	1,027
Short-Term Investments	-	1,084,037		-	1,084,037

Total Investments	$367,892,221	$10,172,015		$-	$378,064,236

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Equity Income Fund
Asset Investments
Common Stock	$487,449,619	$18,904,272	*	$-	$506,353,891
Preferred Stock	8,155,256	-		-	8,155,256
Corporate Debt	-	2,401,515		-	2,401,515
Mutual Funds	1,027	-		-	1,027
Short-Term Investments	-	9,036,108		-	9,036,108

Total Investments	$495,605,902	$30,341,895		$-	$525,947,797

Equity Index Fund
Asset Investments
Common Stock	$731,762,722	$-		$-	$731,762,722
Short-Term Investments	-	9,328,157		-	9,328,157

Total Investments	$731,762,722	$9,328,157		$-	$741,090,879

Asset Derivatives
Futures Contracts	$119,329	$-		$-	$119,329

Focused Equity Fund
Asset Investments
Common Stock	$63,352,653	$2,821,512	*	$-	$66,174,165
Short-Term Investments	-	1,230,285		-	1,230,285

Total Investments	$63,352,653	$4,051,797		$-	$67,404,450

Foreign Fund
Asset Investments
Common Stock*
Bermuda	$-	$1,771,636		$-	$1,771,636
Canada	8,465,888	-		-	8,465,888
Cayman Islands	7,219,605	9,298,444		-	16,518,049
China	-	11,606,921		-	11,606,921
France	-	38,769,102		-	38,769,102
Germany	2,042,480	41,928,219		-	43,970,699
Hong Kong	-	8,525,933		-	8,525,933
Ireland	-	5,683,731		-	5,683,731
Israel	3,855,719	-		-	3,855,719
Italy	-	5,799,536		-	5,799,536
Japan	-	48,574,636		-	48,574,636
Luxembourg	-	3,833,653		-	3,833,653
Netherlands	-	16,682,380		-	16,682,380
Norway	-	9,147,390		-	9,147,390
Portugal	-	4,451,686		-	4,451,686
Republic of Korea	4,734,395	20,930,325		-	25,664,720
Singapore	-	13,683,041		-	13,683,041
Sweden	417,922	2,115,931		-	2,533,853
Switzerland	-	21,512,444		-	21,512,444
Taiwan	-	4,927,598		-	4,927,598
Thailand	-	5,321,145		-	5,321,145
United Kingdom	11,326,388	70,168,276		-	81,494,664
Mutual Funds	4,039,373	-		-	4,039,373
Short-Term Investments	-	13,002,320		-	13,002,320

Total Investments	$42,101,770	$357,734,347		$-	$399,836,117

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Fundamental Growth Fund
Asset Investments
Common Stock	$126,920,525	$766,873	*	$-	$127,687,398
Short-Term Investments	-	34,522		-	34,522

Total Investments	$126,920,525	$801,395		$-	$127,721,920

Fundamental Value Fund
Asset Investments
Common Stock	$227,414,160	$5,625,513	*	$-	$233,039,673
Short-Term Investments	-	5,893,795		-	5,893,795

Total Investments	$227,414,160	$11,519,308		$-	$238,933,468

Global Fund
Asset Investments
Common Stock*
Austria	$-	$1,029,309		$-	$1,029,309
Brazil	-	1,312,033		-	1,312,033
Canada	4,142,820	-		-	4,142,820
Cayman Islands	-	489,982		-	489,982
Denmark	-	1,771,492		-	1,771,492
France	-	22,162,756		-	22,162,756
Germany	-	16,092,720		-	16,092,720
Ireland	11,481,227	-		-	11,481,227
Israel	2,011,886	-		-	2,011,886
Japan	-	3,265,641		-	3,265,641
Mexico	675,339	-		-	675,339
Netherlands	1,754,566	5,612,061		-	7,366,627
Republic of Korea	-	2,373,449		-	2,373,449
Spain	-	2,523,854		-	2,523,854
Sweden	-	4,544,685		-	4,544,685
Switzerland	-	19,973,954		-	19,973,954
Thailand	-	613,924		-	613,924
United Kingdom	1,550,762	21,130,787		-	22,681,549
United States	113,728,077	-		-	113,728,077
Mutual Funds	4,245,862	-		-	4,245,862
Short-Term Investments	-	1,435,057		-	1,435,057

Total Investments	$139,590,539	$104,331,704		$-	$243,922,243

Growth & Income Fund
Asset Investments
Common Stock	$132,930,154	$7,489,712	*	$-	$140,419,866
Short-Term Investments	-	1,998,866		-	1,998,866

Total Investments	$132,930,154	$9,488,578		$-	$142,418,732

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$5,792,374	$-		$5,792,374
Cayman Islands	1,989,614	-	-		1,989,614
France	-	26,921,510	-		26,921,510
Germany	-	28,558,918	-		28,558,918
India	1,860,434	3,053,189	-		4,913,623
Indonesia	-	3,427,860	-		3,427,860
Ireland	3,709,837	-	-		3,709,837
Italy	-	7,177,647	-		7,177,647
Japan	-	9,129,957	-		9,129,957
Mexico	2,634,337	-	-		2,634,337
Netherlands	-	13,801,334	-		13,801,334
Republic of Korea	-	261,341	-		261,341
Sweden	-	10,906,720	-		10,906,720
Switzerland	-	19,296,626	-		19,296,626
Taiwan	-	345,783	-		345,783
United Kingdom	5,127,560	41,881,490	-		47,009,050
Mutual Funds	686,750	-	-		686,750
Short-Term Investments	-	3,874,880	-		3,874,880

Total Investments	$16,008,532	$174,429,629	$-		$190,438,161

Asset Derivatives
Forwards Contracts	$-	$62,572	$-		$62,572

Large Cap Growth Fund
Asset Investments
Common Stock	$110,408,554	$3,694,213	$-		$114,102,767
Short-Term Investments	-	496,080	-		496,080

Total Investments	$110,408,554	$4,190,293	$-		$114,598,847

Managed Volatility Fund
Asset Investments
Common Stock	$182,940,399	$-	$-		$182,940,399
Corporate Debt	-	-	-	+,**	-
Purchased Options	290,725	-	-		290,725
Short-Term Investments	-	4,573,145	-		4,573,145

Total Investments	$183,231,124	$4,573,145	$-		$187,804,269

Liability Derivatives
Written Options	$(3,332,778)	$-	$-		$(3,332,778)

Mid Cap Growth Fund
Asset Investments
Common Stock	$447,848,574	$716,839	$999,872	**	$449,565,285
Preferred Stock	-	-	3,369,013	**	3,369,013
Mutual Funds	27,397,215	-	-		27,397,215
Short-Term Investments	-	12,517,916	-		12,517,916

Total Investments	$475,245,789	$13,234,755	$4,368,885		$492,849,429

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Mid Cap Value Fund
Asset Investments
Common Stock	$458,884,943	$6,001,191	*	$-		$464,886,134
Mutual Funds	9,546,360	-		-		9,546,360
Short-Term Investments	-	13,347,640		-		13,347,640

Total Investments	$468,431,303	$19,348,831		$-		$487,780,134

Asset Derivatives
Forward Contracts	$-	$6,586		$-		$6,586

Liability Derivatives
Forward Contracts	$-	$(255,320)		$-		$(255,320)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$209,305,266	$-		$243,505		$209,548,771
Preferred Stock	-	-		740,266		740,266
Mutual Funds	32,756,908	-		-		32,756,908
Short-Term Investments	-	3,266,818		-		3,266,818

Total Investments	$242,062,174	$3,266,818		$983,771		$246,312,763

Total Return Bond Fund
Asset Investments
Bank Loans	$-	$1,845,464		$-		$1,845,464
Corporate Debt	-	118,430,196		-		118,430,196
Municipal Obligations	-	5,586,305		-		5,586,305
Non-U.S. Government Agency Obligations	-	60,018,527		1,000,000	**	61,018,527
U.S. Government Agency Obligations and Instrumentalities	-	130,502,835		-		130,502,835
U.S. Treasury Obligations	-	116,138,714		-		116,138,714
Short-Term Investments	-	56,019,228		-		56,019,228

Total Investments	$-	$488,541,269		$1,000,000		$489,541,269

Asset Derivatives
Forward Contracts	$-	$83,538		$-		$83,538
Futures Contracts	38,197	-		-		38,197

Total	$38,197	$83,538		$-		$121,735

Liability Derivatives
Futures Contracts	$(130,589)	$-		$-		$(130,589)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.
**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2017 is not presented.
+	Represents a security at $0 value as of December 31, 2017.

Notes to Financial Statements (Continued)

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2017.

Statements of Assets and Liabilities location:	Total Return Bond Fund
Receivables from:
Investments sold on a when-issued basis	X
Payables for:
Investments purchased on a when-issued basis	X

Statements of Assets and Liabilities location:	Foreign Fund	Global Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund
Due to custodian		X		X	X
Foreign currency overdraft	X
Securities on loan	X	X	X		X	X	X

The Funds, with the exception of the Mid Cap Growth Fund, had no transfers between Levels of the fair value hierarchy during the year ended December 31, 2017. The Mid Cap Growth Fund had transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2017; however, none of the transfers individually or collectively had a material impact on the Fund. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/16	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Balance as of 12/31/17	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/17
Small Cap Growth Equity Fund
Common Stock	$431,128	$-	$103,892	$(255,004)	$320,543	$(357,054)	$243,505	$(143,685)
Preferred Stock	1,879,253	-	475,080	(119,496)	-	(1,494,571)	740,266	105,008

	$2,310,381	$-	$578,972	$(374,500)	$320,543	$(1,851,625)	$983,771	$(38,677)

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Small Cap Growth Equity Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

.

Notes to Financial Statements (Continued)

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $243,505
Docusign, Inc. (Escrow Shares)	$0	Worthless	Worthless	$0.00
Draftkings, Inc.	112,044	Market Approach	EV/Multiple	3.08x
			Discount for Lack of Marketability	10%
Dropbox, Inc. Class B	88,495	Market Approach	EV/Multiple	6.51x
			Discount for Lack of Marketability	10%
Veracode, Inc. (Escrow Shares)	42,966	Asset Valuation	Future Cash Distribution	$4.02
			Discount for Lack of Certainty	20%

Preferred stock — $740,266
MarkLogic Corp. Series F	$225,067	Market Approach	EV/Multiple	2.20x
			Discount for Lack of Marketability	10%
The Honest Company, Inc. Series D	142,435	Market Approach	Market Transaction	$818m
			Probability Weighted Expected Return Model
			IPO Probability	20%
			No IPO Probability	80%
			Discount for Lack of Marketability	10%
Zuora, Inc. Series F, Convertible	372,764	Market Approach	EV/Multiple	7.60x
			Discount for Lack of Marketability	10%

Total	$983,771

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2017, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Index Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management		A		A	A
Directional Exposures to Currencies					M

Futures Contracts**
Hedging/Risk Management					A
Duration/Credit Quality Management					A
Substitution for Direct Investment	A				M

Interest Rate Swaps***
Hedging/Risk Management					A
Duration Management					A

Options (Purchased)
Hedging/Risk Management			A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Equity Index Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Options (Written)
Hedging/Risk Management			A
Income			A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2017, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Index Fund
Asset Derivatives
Futures Contracts^^	$119,329	$-	$-	$119,329

Realized Gain (Loss)#
Futures Contracts	$1,672,991	$-	$-	$1,672,991

Change in Appreciation (Depreciation)##
Futures Contracts	$243,447	$-	$-	$243,447

International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$62,572	$-	$62,572

Realized Gain (Loss)#
Forward Contracts	$-	$194,046	$-	$194,046

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(231,452)	$-	$(231,452)

Managed Volatility Fund
Asset Derivatives
Purchased Options*	$290,725	$-	$-	$290,725

Liability Derivatives
Written Options^	$(3,332,778)	$-	$-	$(3,332,778)

Realized Gain (Loss)#
Purchased Options	$(5,589,280)	$-	$-	$(5,589,280)
Written Options	(13,105,498)	-	-	(13,105,498)

Total Realized Gain (Loss)	$(18,694,778)	$-	$-	$(18,694,778)

Change in Appreciation (Depreciation)##
Purchased Options	$(51,710)	$-	$-	$(51,710)
Written Options	(475,605)	-	-	(475,605)

Total Change in Appreciation (Depreciation)	$(527,315)	$-	$-	$(527,315)

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$6,586	$-	$6,586

Liability Derivatives
Forward Contracts^	$-	$(255,320)	$-	$(255,320)

Realized Gain (Loss)#
Forward Contracts	$-	$(566,119)	$-	$(566,119)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(174,420)	$-	$(174,420)

Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$83,538	$-	$83,538
Futures Contracts^^	-	-	38,197	38,197

Total Value	$-	$83,538	$38,197	$121,735

Liability Derivatives
Futures Contracts^^	$-	$-	$(130,589)	$(130,589)

Realized Gain (Loss)#
Forward Contracts	$-	$(153,710)	$-	$(153,710)
Futures Contracts	-	-	(137,589)	(137,589)
Swap Agreements	-	-	(1,097)	(1,097)

Total Realized Gain (Loss)	$-	$(153,710)	$(138,686)	$(292,396)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(281,145)	$-	$(281,145)
Futures Contracts	-	-	(31,325)	(31,325)

Total Change in Appreciation (Depreciation)	$-	$(281,145)	$(31,325)	$(312,470)

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, or written options, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Index Fund	74	$-	$-	-	-
International Equity Fund	-	3,475,634	-	-	-
Managed Volatility Fund	-	-	-	746	746
Mid Cap Value Fund	-	16,000,214	-	-	-
Total Return Bond Fund	349	14,979,731	2,130,000	-	-

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, and shares/units outstanding for purchased options, and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2017.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2017.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
International Equity Fund
State Street Bank and Trust Co.	$62,572	$-	$-	$62,572

Total Return Bond Fund
Goldman Sachs International	$83,538	$-	$-	$83,538

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2017, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Notes to Financial Statements (Continued)

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find

Notes to Financial Statements (Continued)

it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a

Notes to Financial Statements (Continued)

syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2017, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the Agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2017.

Notes to Financial Statements (Continued)

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended December 31, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Foreign Fund	$162,765	$32,567	$130,198
Global Fund	31,248	6,165	25,083
International Equity Fund	69,697	13,901	55,796
Mid Cap Growth Fund	115,424	22,918	92,506
Small Cap Growth Equity Fund	179,564	35,097	144,467
Small Company Value Fund	24,878	4,916	19,962

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Notes to Financial Statements (Continued)

Foreign Securities

Each of the Foreign Fund and the International Equity Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $500 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Equity Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Focused Equity Fund*	0.70% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund	0.62% on the first $250 million; and	Wellington Management Company LLP
0.60% on any excess over $250 million
Fundamental Value Fund	0.60% on the first $500 million; and	Wellington Management Company LLP
0.575% on any excess over $500 million
Global Fund	0.60% on the first $500 million; and	Massachusetts Financial Services Company
0.55% on any excess over $500 million
Growth & Income Fund	0.50% on the first $500 million; and	Massachusetts Financial Services Company
0.475% on any excess over $500 million
Income & Growth Fund**	0.65% on the first $500 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC
0.60% on any excess over $500 million
International Equity Fund	0.80% on the first $250 million; and	Harris Associates L.P.
0.75% on any excess over $250 million
Large Cap Growth Fund	0.65% on the first $500 million; and	Loomis, Sayles & Company, L.P.
0.60% on any excess over $500 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $500 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $500 million
Mid Cap Value Fund	0.84% on the first $500 million; and	American Century Investment Management, Inc.
0.80% on any excess over $500 million
Small Cap Growth Equity Fund	1.04% on the first $200 million; and	Wellington Management Company LLP
1.00% on any excess over $200 million
Small Company Value Fund	0.80% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $150 million
Small/Mid Cap Value Fund	0.75% on the first $500 million; and	AllianceBernstein L.P.
0.70% on any excess over $500 million
Total Return Bond Fund	0.40% on the first $500 million; and	Metropolitan West Asset Management, LLC
0.38% on any excess over $500 million

*	Effective May 1, 2017, Wellington Management Company LLP replaced Harris Associates L.P. as subadviser to the Fund.
**	Effective December 4, 2017, Barrow, Hanley, Mewhinney & Strauss, LLC replaced BlackRock Investment Management, LLC as subadviser to the Fund.

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under a separate Administrative and Shareholder Services Agreement between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary

Notes to Financial Statements (Continued)

administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Growth Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class II	Service Class I
Fundamental Growth Fund*	0.85%	1.10%
International Equity Fund*	1.00%	1.25%
Total Return Bond Fund*	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2018.

MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MML Advisers has agreed to voluntarily waive 0.05% of the advisory fee of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Effective October 1, 2017, MML Advisers has agreed to waive 0.02% of the advisory fee of the Fundamental Value Fund through April 30, 2019.

Notes to Financial Statements (Continued)

Effective October 1, 2017, MML Advisers has agreed to waive 0.02% of the advisory fee of the Small Cap Growth Equity Fund through April 30, 2019.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2017, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Blue Chip Growth Fund	$2,071
Equity Income Fund	3,282
Foreign Fund	3
Fundamental Growth Fund	97
Fundamental Value Fund	181
Global Fund	950
Growth & Income Fund	2,445
Income & Growth Fund	157
Large Cap Growth Fund	987
Managed Volatility Fund	621
Mid Cap Growth Fund	4,699
Small Cap Growth Equity Fund	3,700
Small Company Value Fund	1,246
Small/Mid Cap Value Fund	12,643

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$94,040,175	$-	$210,039,148
Equity Income Fund	-	124,560,844	-	154,151,475
Equity Index Fund	-	117,811,264	-	47,636,739
Focused Equity Fund	-	93,112,378	-	176,438,088
Foreign Fund	-	57,307,384	-	92,748,562
Fundamental Growth Fund	-	59,896,073	-	135,975,788
Fundamental Value Fund	-	39,285,948	-	67,306,562
Global Fund	-	23,520,487	-	78,774,612
Growth & Income Fund	-	16,366,851	-	27,520,658
Income & Growth Fund	-	311,916,222	-	310,196,842
International Equity Fund	-	76,767,423	-	82,242,957
Large Cap Growth Fund	-	3,291,689	-	26,525,671
Managed Volatility Fund	-	4,159,259	-	35,041,149
Mid Cap Growth Fund	-	121,446,957	-	169,469,992
Mid Cap Value Fund	-	194,847,836	-	232,019,933
Small Cap Growth Equity Fund	-	154,138,973	-	185,991,409
Small Company Value Fund	-	13,982,956	-	19,125,804
Small/Mid Cap Value Fund	-	74,395,781	-	101,386,842
Total Return Bond Fund	1,243,187,487	97,991,060	1,261,454,348	68,128,355

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. These trades are included within the respective purchases and sales amounts shown in the table above, as applicable.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Initial Class
Sold	1,482,018	$24,146,807	1,829,690	$26,464,359
Issued as reinvestment of dividends	1,602,785	25,612,496	3,178,098	44,016,658
Redeemed	(9,593,538)	(152,418,641)	(5,822,807)	(84,697,374)

Net increase (decrease)	(6,508,735)	$(102,659,338)	(815,019)	$(14,216,357)

Blue Chip Growth Fund Service Class
Sold	1,095,342	$17,544,966	843,322	$11,915,061
Issued as reinvestment of dividends	371,785	5,770,103	408,070	5,513,029
Redeemed	(381,362)	(6,024,188)	(516,842)	(7,327,640)

Net increase (decrease)	1,085,765	$17,290,881	734,550	$10,100,450

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Equity Income Fund Initial Class
Sold	3,849,143	$47,033,271	1,822,027	$20,681,583
Issued as reinvestment of dividends	3,262,598	37,160,987	4,457,802	48,991,248
Redeemed	(6,929,438)	(83,889,962)	(7,467,353)	(84,435,481)

Net increase (decrease)	182,303	$304,296	(1,187,524)	$(14,762,650)

Equity Income Fund Service Class
Sold	731,065	$8,744,889	823,658	$9,374,307
Issued as reinvestment of dividends	607,180	6,848,988	746,940	8,141,646
Redeemed	(1,018,878)	(12,189,103)	(570,439)	(6,484,581)

Net increase (decrease)	319,367	$3,404,774	1,000,159	$11,031,372

Equity Index Fund Class I
Sold	163,370	$4,680,045	195,781	$5,000,396
Issued as reinvestment of dividends	82,082	2,327,832	107,635	2,760,846
Redeemed	(605,423)	(17,349,535)	(816,790)	(20,848,027)

Net increase (decrease)	(359,971)	$(10,341,658)	(513,374)	$(13,086,785)

Equity Index Fund Class II
Sold	824,627	$23,653,381	530,976	$13,600,841
Issued as reinvestment of dividends	261,548	7,414,887	273,077	7,004,425
Redeemed	(1,678,018)	(49,816,507)	(828,193)	(20,989,328)

Net increase (decrease)	(591,843)	$(18,748,239)	(24,140)	$(384,062)

Equity Index Fund Class III
Sold	3,464,358	$95,343,796	3,454,116	$91,463,486
Issued as reinvestment of dividends	569,794	16,125,159	302,119	7,740,287
Redeemed	(378,540)	(10,791,850)	(178,330)	(4,513,366)

Net increase (decrease)	3,655,612	$100,677,105	3,577,905	$94,690,407

Equity Index Fund Service Class I
Sold	131,430	$3,644,032	171,504	$4,242,101
Issued as reinvestment of dividends	59,572	1,642,992	63,228	1,580,076
Redeemed	(206,249)	(5,751,108)	(203,834)	(4,947,697)

Net increase (decrease)	(15,247)	$(464,084)	30,898	$874,480

Focused Equity Fund Class II
Sold	693,604	$9,238,953	842,595	$10,160,682
Issued as reinvestment of dividends	1,059,132	12,328,298	974,312	11,808,665
Redeemed	(7,000,220)	(97,590,007)	(4,185,139)	(52,228,414)

Net increase (decrease)	(5,247,484)	$(76,022,756)	(2,368,232)	$(30,259,067)

Focused Equity Fund Service Class I
Sold	256,583	$3,422,281	85,127	$1,035,236
Issued as reinvestment of dividends	165,480	1,901,369	40,044	482,130
Redeemed	(145,844)	(1,921,956)	(186,584)	(2,232,873)

Net increase (decrease)	276,219	$3,401,694	(61,413)	$(715,507)

Foreign Fund Initial Class
Sold	1,762,962	$18,142,876	4,766,959	$44,140,856
Issued as reinvestment of dividends	745,421	7,849,280	721,750	6,733,929
Redeemed	(5,448,887)	(57,208,508)	(5,117,276)	(47,134,979)

Net increase (decrease)	(2,940,504)	$(31,216,352)	371,433	$3,739,806

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Foreign Fund Service Class
Sold	90,005	$941,821	113,772	$1,038,692
Issued as reinvestment of dividends	19,155	200,743	20,806	193,084
Redeemed	(172,623)	(1,780,182)	(252,633)	(2,300,078)

Net increase (decrease)	(63,463)	$(637,618)	(118,055)	$(1,068,302)

Fundamental Growth Fund Class II
Sold	888,782	$11,185,241	1,199,321	$14,211,982
Issued as reinvestment of dividends	1,255,552	14,966,176	1,903,133	21,600,562
Redeemed	(7,277,808)	(91,652,950)	(3,258,560)	(38,379,284)

Net increase (decrease)	(5,133,474)	$(65,501,533)	(156,106)	$(2,566,740)

Fundamental Growth Fund Service Class I
Sold	190,964	$2,374,345	134,103	$1,564,543
Issued as reinvestment of dividends	55,847	655,646	38,353	430,695
Redeemed	(84,626)	(1,049,814)	(32,918)	(388,876)

Net increase (decrease)	162,185	$1,980,177	139,538	$1,606,362

Fundamental Value Fund Class II
Sold	1,918,050	$29,257,704	2,062,479	$27,882,168
Issued as reinvestment of dividends	1,375,035	19,195,489	1,391,644	19,608,258
Redeemed	(3,827,642)	(57,877,792)	(3,561,951)	(51,188,268)

Net increase (decrease)	(534,557)	$(9,424,599)	(107,828)	$(3,697,842)

Fundamental Value Fund Service Class I
Sold	253,529	$3,788,789	171,789	$2,410,217
Issued as reinvestment of dividends	74,792	1,029,891	48,204	671,970
Redeemed	(98,918)	(1,472,469)	(132,120)	(1,868,524)

Net increase (decrease)	229,403	$3,346,211	87,873	$1,213,663

Global Fund Class I
Sold	833,525	$10,585,260	2,598,743	$29,871,905
Issued as reinvestment of dividends	1,488,421	18,143,851	1,719,683	20,068,702
Redeemed	(5,421,433)	(69,165,187)	(4,521,059)	(53,115,062)

Net increase (decrease)	(3,099,487)	$(40,436,076)	(202,633)	$(3,174,455)

Global Fund Class II
Sold	62,632	$805,960	83,397	$996,780
Issued as reinvestment of dividends	122,384	1,521,236	115,847	1,376,262
Redeemed	(166,722)	(2,152,159)	(188,416)	(2,259,699)

Net increase (decrease)	18,294	$175,037	10,828	$113,343

Global Fund Service Class I
Sold	260,118	$3,245,449	288,887	$3,365,358
Issued as reinvestment of dividends	109,960	1,327,217	91,432	1,058,779
Redeemed	(191,283)	(2,413,327)	(233,534)	(2,653,374)

Net increase (decrease)	178,795	$2,159,339	146,785	$1,770,763

Growth & Income Fund Initial Class
Sold	110,768	$1,745,482	83,218	$1,108,925
Issued as reinvestment of dividends	62,181	991,174	77,520	1,079,085
Redeemed	(992,201)	(15,717,324)	(998,028)	(13,418,679)

Net increase (decrease)	(819,252)	$(12,980,668)	(837,290)	$(11,230,669)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Growth & Income Fund Service Class
Sold	350,699	$5,565,536	331,928	$4,463,523
Issued as reinvestment of dividends	13,124	208,011	12,363	171,221
Redeemed	(236,528)	(3,717,864)	(133,828)	(1,798,978)

Net increase (decrease)	127,295	$2,055,683	210,463	$2,835,766

Income & Growth Fund Initial Class
Sold	2,996,060	$37,011,365	3,182,082	$34,660,334
Issued as reinvestment of dividends	2,060,354	23,838,298	2,288,205	25,307,549
Redeemed	(4,058,420)	(49,836,927)	(3,264,374)	(37,162,575)

Net increase (decrease)	997,994	$11,012,736	2,205,913	$22,805,308

Income & Growth Fund Service Class
Sold	515,103	$6,259,724	371,022	$4,206,923
Issued as reinvestment of dividends	176,094	2,016,278	168,049	1,841,818
Redeemed	(246,629)	(3,004,383)	(285,123)	(3,271,760)

Net increase (decrease)	444,568	$5,271,619	253,948	$2,776,981

International Equity Fund Class II
Sold	1,771,196	$18,597,206	1,971,894	$17,061,558
Issued as reinvestment of dividends	257,885	2,875,413	419,628	3,642,368
Redeemed	(2,550,772)	(27,570,069)	(4,857,377)	(43,062,552)

Net increase (decrease)	(521,691)	$(6,097,450)	(2,465,855)	$(22,358,626)

International Equity Fund Service Class I
Sold	270,277	$3,012,126	48,207	$424,819
Issued as reinvestment of dividends	3,389	37,585	2,580	22,321
Redeemed	(52,072)	(569,919)	(108,685)	(935,487)

Net increase (decrease)	221,594	$2,479,792	(57,898)	$(488,347)

Large Cap Growth Fund Initial Class
Sold	1,190,878	$13,387,491	1,278,788	$14,028,042
Issued as reinvestment of dividends	2,690,216	26,552,428	1,498,948	16,278,575
Redeemed	(3,585,531)	(40,547,280)	(11,384,877)	(123,856,300)

Net increase (decrease)	295,563	$(607,361)	(8,607,141)	$(93,549,683)

Large Cap Growth Fund Service Class
Sold	297,962	$3,268,288	81,402	$891,887
Issued as reinvestment of dividends	148,534	1,424,445	29,777	316,827
Redeemed	(68,908)	(774,644)	(69,781)	(749,495)

Net increase (decrease)	377,588	$3,918,089	41,398	$459,219

Managed Volatility Fund Initial Class
Sold	762,233	$9,288,168	611,322	$7,531,963
Issued as reinvestment of dividends	156,715	1,918,611	2,741,867	31,583,234
Redeemed	(1,899,774)	(23,230,356)	(1,816,708)	(23,703,734)

Net increase (decrease)	(980,826)	$(12,023,577)	1,536,481	$15,411,463

Managed Volatility Fund Service Class
Sold	177,787	$2,144,134	205,968	$2,692,032
Issued as reinvestment of dividends	28,640	348,002	585,189	6,691,391
Redeemed	(314,656)	(3,811,277)	(333,962)	(4,391,787)

Net increase (decrease)	(108,229)	$(1,319,141)	457,195	$4,991,636

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Mid Cap Growth Fund Initial Class
Sold	760,551	$12,007,734	1,110,396	$16,404,679
Issued as reinvestment of dividends	2,376,921	35,796,423	3,283,291	47,049,556
Redeemed	(4,076,355)	(64,561,145)	(4,029,757)	(60,608,550)

Net increase (decrease)	(938,883)	$(16,756,988)	363,930	$2,845,685

Mid Cap Growth Fund Service Class
Sold	755,731	$11,621,005	556,668	$8,058,126
Issued as reinvestment of dividends	570,124	8,306,713	666,919	9,296,846
Redeemed	(607,819)	(9,311,286)	(533,707)	(7,680,021)

Net increase (decrease)	718,036	$10,616,432	689,880	$9,674,951

Mid Cap Value Fund Initial Class
Sold	2,068,226	$24,969,955	1,763,938	$19,370,422
Issued as reinvestment of dividends	2,905,116	32,246,793	4,436,936	48,717,562
Redeemed	(5,576,341)	(66,885,066)	(9,309,783)	(105,641,591)

Net increase (decrease)	(602,999)	$(9,668,318)	(3,108,909)	$(37,553,607)

Mid Cap Value Fund Service Class
Sold	735,449	$8,724,071	736,023	$8,348,539
Issued as reinvestment of dividends	323,174	3,535,518	400,965	4,346,455
Redeemed	(695,980)	(8,219,741)	(444,687)	(4,956,685)

Net increase (decrease)	362,643	$4,039,848	692,301	$7,738,309

Small Cap Growth Equity Fund Initial Class
Sold	560,830	$7,816,100	816,707	$10,463,524
Issued as reinvestment of dividends	551,546	7,444,016	2,665,580	32,147,623
Redeemed	(2,933,480)	(40,644,101)	(2,841,442)	(36,327,899)

Net increase (decrease)	(1,821,104)	$(25,383,985)	640,845	$6,283,248

Small Cap Growth Equity Fund Service Class
Sold	191,887	$2,559,433	125,182	$1,542,294
Issued as reinvestment of dividends	45,989	591,748	190,406	2,198,947
Redeemed	(175,615)	(2,332,903)	(119,127)	(1,432,928)

Net increase (decrease)	62,261	$818,278	196,461	$2,308,313

Small Company Value Fund Class II
Sold	245,227	$4,150,868	314,449	$4,852,846
Issued as reinvestment of dividends	673,465	10,256,867	799,296	12,181,265
Redeemed	(787,220)	(13,327,607)	(1,883,020)	(29,995,687)

Net increase (decrease)	131,472	$1,080,128	(769,275)	$(12,961,576)

Small Company Value Fund Service Class I
Sold	384,126	$6,338,052	193,177	$2,982,699
Issued as reinvestment of dividends	144,351	2,139,278	107,235	1,597,806
Redeemed	(189,368)	(3,143,340)	(124,129)	(1,919,145)

Net increase (decrease)	339,109	$5,333,990	176,283	$2,661,360

Small/Mid Cap Value Fund Initial Class
Sold	932,151	$12,499,876	1,016,666	$11,162,219
Issued as reinvestment of dividends	1,069,048	13,127,909	1,182,234	14,151,337
Redeemed	(2,994,947)	(39,996,244)	(3,593,861)	(43,329,832)

Net increase (decrease)	(993,748)	$(14,368,459)	(1,394,961)	$(18,016,276)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016

	Shares	Amount	Shares	Amount

Small/Mid Cap Value Fund Service Class
Sold	269,021	$3,566,299	174,099	$2,111,665
Issued as reinvestment of dividends	106,304	1,293,719	95,585	1,135,556
Redeemed	(250,665)	(3,318,248)	(193,927)	(2,306,575)

Net increase (decrease)	124,660	$1,541,770	75,757	$940,646

Total Return Bond Fund Class II
Sold	5,523,539	$57,254,481	9,918,042	$103,634,335
Issued as reinvestment of dividends	800,791	8,304,200	557,268	5,873,606
Redeemed	(5,236,172)	(54,333,433)	(4,445,964)	(46,473,766)

Net increase (decrease)	1,088,158	$11,225,248	6,029,346	$63,034,175

Total Return Bond Fund Service Class I
Sold	573,867	$5,906,177	723,394	$7,489,748
Issued as reinvestment of dividends	36,247	372,986	31,915	333,516
Redeemed	(356,440)	(3,664,268)	(577,333)	(5,957,325)

Net increase (decrease)	253,674	$2,614,895	177,976	$1,865,939

6.	Federal Income Tax Information

At December 31, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$220,138,983	$159,381,854	$(1,456,601)	$157,925,253
Equity Income Fund	404,391,054	132,845,064	(11,288,321)	121,556,743
Equity Index Fund	442,189,888	309,038,289	(10,017,969)	299,020,320
Focused Equity Fund	60,515,234	7,405,427	(516,211)	6,889,216
Foreign Fund	335,441,349	79,247,210	(14,852,220)	64,394,990
Fundamental Growth Fund	100,607,520	28,941,854	(1,827,454)	27,114,400
Fundamental Value Fund	178,477,087	67,071,343	(6,614,962)	60,456,381
Global Fund	190,374,089	56,220,762	(2,673,307)	53,547,455
Growth & Income Fund	89,427,945	54,210,151	(1,219,364)	52,990,787
Income & Growth Fund	291,762,912	28,934,830	(3,677,563)	25,257,267
International Equity Fund	163,412,711	30,955,118	(3,868,733)	27,086,385
Large Cap Growth Fund	82,241,887	33,083,789	(726,829)	32,356,960
Managed Volatility Fund	135,591,134	59,090,052	(6,876,917)	52,213,135
Mid Cap Growth Fund	348,911,701	152,304,662	(8,366,934)	143,937,728
Mid Cap Value Fund	426,457,165	71,985,008	(10,910,773)	61,074,235
Small Cap Growth Equity Fund	207,760,650	43,931,731	(5,379,618)	38,552,113
Small Company Value Fund	79,679,461	35,295,465	(938,582)	34,356,883
Small/Mid Cap Value Fund	188,151,387	50,319,300	(5,600,751)	44,718,549
Total Return Bond Fund	490,004,095	6,014,820	(6,486,500)	(471,680)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may

Notes to Financial Statements (Continued)

now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2017, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2018	Expiring 2019
Foreign Fund	$4,482,917	$-

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Foreign Fund	$989,451	$5,128,501
Managed Volatility Fund	12,401,183	2,198,954
Total Return Bond Fund	1,111,390	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$32,478	$31,350,121	$-
Equity Income Fund	11,528,073	32,481,902	-
Equity Index Fund	8,997,680	18,513,190	-
Focused Equity Fund	3,204,748	11,024,919	-
Foreign Fund	8,050,023	-	-
Fundamental Growth Fund	1,370,046	14,251,776	-
Fundamental Value Fund	4,677,319	15,548,061	-
Global Fund	2,880,184	18,112,120	-
Growth & Income Fund	1,199,185	-	-
Income & Growth Fund	5,911,133	19,943,443	-
International Equity Fund	2,912,998	-	-
Large Cap Growth Fund	5,221,204	22,755,669	-
Managed Volatility Fund	2,266,613	-	-
Mid Cap Growth Fund	2,119,102	41,984,034	-
Mid Cap Value Fund	12,193,913	23,588,398	-
Small Cap Growth Equity Fund	-	8,035,764	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Small Company Value Fund	$574,508	$11,821,637	$-
Small/Mid Cap Value Fund	1,463,885	12,957,743	-
Total Return Bond Fund	8,677,186	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$694,802	$48,834,885	$-
Equity Income Fund	9,291,436	47,841,458	-
Equity Index Fund	8,411,169	10,674,465	-
Focused Equity Fund	2,825,171	9,465,624	-
Foreign Fund	6,927,013	-	-
Fundamental Growth Fund	1,183,093	20,848,164	-
Fundamental Value Fund	4,256,760	16,023,468	-
Global Fund	3,088,772	19,414,971	-
Growth & Income Fund	1,250,306	-	-
Income & Growth Fund	5,016,926	22,132,441	-
International Equity Fund	3,664,689	-	-
Large Cap Growth Fund	231,013	16,364,389	-
Managed Volatility Fund	3,180,298	35,094,327	-
Mid Cap Growth Fund	1,790,170	54,556,232	-
Mid Cap Value Fund	18,837,469	34,226,548	-
Small Cap Growth Equity Fund	-	34,346,570	-
Small Company Value Fund	604,802	13,174,269	-
Small/Mid Cap Value Fund	1,871,211	13,415,682	-
Total Return Bond Fund	6,207,122	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2017:

Amount
Foreign Fund	$613,799
Global Fund	212,987
International Equity Fund	330,740

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2017, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, partnership basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

Notes to Financial Statements (Continued)

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$2,763,246	$69,638,731	$(55,713)	$157,925,256
Equity Income Fund	10,755,710	47,677,945	(84,137)	121,560,703
Equity Index Fund	13,597,952	24,611,720	(107,812)	299,020,320
Focused Equity Fund	11,225,414	26,461,182	(16,129)	6,889,215
Foreign Fund	7,876,575	(10,600,869)	(60,846)	64,251,708
Fundamental Growth Fund	3,311,549	29,264,946	(21,797)	27,114,400
Fundamental Value Fund	4,541,691	18,891,944	(27,666)	60,457,447
Global Fund	3,160,121	28,713,299	(27,193)	53,523,513
Growth & Income Fund	1,305,606	-	(28,875)	52,990,787
Income & Growth Fund	12,043,543	63,072,984	(35,952)	25,257,275
International Equity Fund	2,955,082	1,214,397	(12,902)	27,040,128
Large Cap Growth Fund	2,955,808	4,998,580	(25,837)	32,356,960
Managed Volatility Fund	2,082,926	(14,600,137)	1,177,594	51,513,229
Mid Cap Growth Fund	2,939,553	56,962,957	(64,549)	143,937,882
Mid Cap Value Fund	12,760,384	41,565,098	(76,972)	61,074,895
Small Cap Growth Equity Fund	8,285,139	14,505,105	(48,314)	38,552,113
Small Company Value Fund	433,547	6,129,729	(14,525)	34,356,883
Small/Mid Cap Value Fund	1,757,941	22,556,194	(36,895)	44,718,549
Total Return Bond Fund	7,676,242	(1,111,390)	(47,182)	(471,680)

During the year ended December 31, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$(107,059)	$(42,125)	$149,184
Equity Income Fund	227	14,051	(14,278)
Equity Index Fund	(351,840)	173,897	177,943
Focused Equity Fund	63	(2,583)	2,520
Foreign Fund	(5,029,734)	5,104,234	(74,500)
Fundamental Growth Fund	(194,214)	216,233	(22,019)
Fundamental Value Fund	100	(2,012)	1,912
Global Fund	97	68,339	(68,436)
Growth & Income Fund	(4,714,087)	4,804,796	(90,709)
Income & Growth Fund	126	14,549	(14,675)
International Equity Fund	39	(175,969)	175,930
Large Cap Growth Fund	102	-	(102)
Managed Volatility Fund	(152,967)	160,461	(7,494)
Mid Cap Growth Fund	232	(576,365)	576,133
Mid Cap Value Fund	45	753,758	(753,803)
Small Cap Growth Equity Fund	(322,986)	(68,225)	391,211
Small Company Value Fund	52	41,162	(41,214)
Small/Mid Cap Value Fund	141	(1)	(140)
Total Return Bond Fund	162	(164,424)	164,262

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at December 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.
In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund, plus interest and the Official Committee’s court costs, are approximately $4,562,800 and $207,706, respectively.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

Notes to Financial Statements (Continued)

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the MML Series Investment Fund as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2018

We have served as the auditor of one or more of the MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF	93	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 72	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	93

Eric H. Wietsma Age: 51	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 47	President Vice President	Since 2017 2016- 2017	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Income Fund	97.64%
Equity Index Fund	99.34%
Focused Equity Fund	89.93%
Fundamental Growth Fund	100.00%
Fundamental Value Fund	100.00%
Global Fund	65.98%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	29.79%
Managed Volatility Fund	100.00%
Mid Cap Value Fund	65.56%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2017, the following Fund(s) earned the following foreign sources of income:

Amount
Foreign Fund	$7,845,435
Global Fund	2,751,543
International Equity Fund	4,155,566

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2017, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), approved a new subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) for the Income & Growth Fund (the “Fund” and the “New Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Barrow Hanley and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that Barrow Hanley will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of Barrow Hanley; and (v) the fees payable to Barrow Hanley by MML Advisers for the Fund, and the effect of such fees on the profitability to MML Advisers.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities, and philosophy of Barrow Hanley appear well suited to the Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on December 4, 2017.

Also at their meeting in September 2017, the Trustees, including the Independent Trustees, reviewed and approved proposals to make changes to the existing subadvisory agreements between MML Advisers and each of Massachusetts Financial Services Company (“MFS”) for the Global Fund and Growth & Income Fund, T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund and Equity Income Fund, and Wellington Management Company LLP for the Fundamental Growth Fund and Fundamental Value Fund in order to lower fees or, with respect to the Equity Income Fund, to clarify the calculation of fees. In arriving at their decision, the Trustees discussed the fees payable to each subadviser on behalf of the applicable Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreements (the “October Amended Agreements”) was not excessive and the subadvisory fee amount under each Amended Agreement was fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Other Information (Unaudited) (Continued)

The October Amended Agreements became effective on October 1, 2017.

The existing subadvisory agreements between MML Advisers and MFS for the Global Fund and the Growth & Income Fund and Templeton Investment Counsel, LLC for the Foreign Fund were also amended to clarify their terms with respect to foreign currency transactions (the “September Amended Agreements”).

The September Amended Agreements became effective on September 14, 2017.

Prior to the votes being taken to approve the New Subadvisory Agreements, the October Amended Agreements, and the September Amended Agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2017:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.80%	$1,143.10	$4.32	$1,021.20	$4.08
Service Class	1,000	1.05%	1,141.10	5.67	1,019.90	5.35
Equity Income Fund
Initial Class	1,000	0.76%	1,101.60	4.03	1,021.40	3.87
Service Class	1,000	1.01%	1,100.30	5.35	1,020.10	5.14
Equity Index Fund
Class I	1,000	0.43%	1,112.00	2.29	1,023.00	2.19
Class II	1,000	0.28%	1,112.70	1.49	1,023.80	1.43
Class III	1,000	0.13%	1,113.60	0.69	1,024.60	0.66
Service Class I	1,000	0.68%	1,110.80	3.62	1,021.80	3.47
Focused Equity Fund
Class II	1,000	0.96%	1,087.30	5.05	1,020.40	4.89
Service Class I	1,000	1.20%	1,086.00	6.31	1,019.20	6.11
Foreign Fund
Initial Class	1,000	0.97%	1,077.00	5.08	1,020.30	4.94
Service Class	1,000	1.22%	1,075.70	6.38	1,019.10	6.21

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class II	$1,000	0.84%	$1,123.20	$4.50	$1,021.00	$4.28
Service Class I	1,000	1.09%	1,122.10	5.83	1,019.70	5.55
Fundamental Value Fund
Class II	1,000	0.79%	1,086.80	4.16	1,021.20	4.02
Service Class I	1,000	1.04%	1,086.00	5.47	1,020.00	5.30
Global Fund
Class I	1,000	0.84%	1,072.50	4.39	1,021.00	4.28
Class II	1,000	0.84%	1,073.00	4.39	1,021.00	4.28
Service Class I	1,000	1.09%	1,071.70	5.69	1,019.70	5.55
Growth & Income Fund
Initial Class	1,000	0.56%	1,103.20	2.97	1,022.40	2.85
Service Class	1,000	0.81%	1,102.00	4.29	1,021.10	4.13
Income & Growth Fund
Initial Class	1,000	0.70%	1,103.60	3.71	1,021.70	3.57
Service Class	1,000	0.95%	1,102.60	5.03	1,020.40	4.84
International Equity Fund
Class II	1,000	1.00%	1,114.70	5.33	1,020.20	5.09
Service Class I	1,000	1.25%	1,114.50	6.66	1,018.90	6.36
Large Cap Growth Fund
Initial Class	1,000	0.74%	1,129.90	3.97	1,021.50	3.77
Service Class	1,000	0.99%	1,128.40	5.31	1,020.20	5.04
Managed Volatility Fund
Initial Class	1,000	0.90%	1,044.00	4.64	1,020.70	4.58
Service Class	1,000	1.15%	1,042.70	5.92	1,019.40	5.85
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,088.10	4.26	1,021.10	4.13
Service Class	1,000	1.06%	1,086.50	5.57	1,019.90	5.40
Mid Cap Value Fund
Initial Class	1,000	0.88%	1,072.50	4.60	1,020.80	4.48
Service Class	1,000	1.13%	1,072.20	5.90	1,019.50	5.75
Small Cap Growth Equity Fund
Initial Class	1,000	1.09%	1,106.20	5.79	1,019.70	5.55
Service Class	1,000	1.34%	1,104.80	7.11	1,018.50	6.82
Small Company Value Fund
Class II	1,000	0.97%	1,101.60	5.14	1,020.30	4.94
Service Class I	1,000	1.23%	1,099.80	6.51	1,019.00	6.26
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,117.50	4.27	1,021.20	4.08
Service Class	1,000	1.05%	1,115.40	5.60	1,019.90	5.35
Total Return Bond Fund
Class II	1,000	0.60%	1,010.00	3.04	1,022.20	3.06
Service Class I	1,000	0.85%	1,008.50	4.30	1,020.90	4.33

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2017, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-44300-00

Item 2. Code of Ethics.

As of December 31, 2017, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2017, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2017 and 2016 were $816,829 and $796,851, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2017 and 2016 were $134,953 and $128,347, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2017 and 2016 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2017 and 2016 were $12,658,928 and $7,296,695, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item  9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-

14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date      2/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date      2/21/2018

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date      2/21/2018